2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® COHEN & STEERS REALTY MAJORS INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

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iSHARES®

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iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Cohen & Steers Realty Majors Index Fund (the “Fund”).

CUSIP: 464287564

Trading Symbol: ICF

Underlying Index: Cohen & Steers Realty Majors Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Cohen & Steers” and “Cohen & Steers Realty Majors Index” are trademarks of Cohen & Steers Capital Management, Inc. licensed for use for certain purposes by BTC.

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Cohen & Steers Realty Majors Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Cohen & Steers Capital Management, Inc. (“Cohen & Steers”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index consists of selected real estate investment trusts (“REITs”). The objective of the Underlying Index is to represent relatively large and liquid REITs that may benefit from future consolidation and securitization of the U.S. real estate industry. REITs are selected for inclusion in the Underlying Index based on a rigorous review of several factors, including management, portfolio quality, and sector and geographic diversification. The REITs selected for inclusion in the Underlying Index must meet minimum market capitalization and liquidity requirements. The Underlying Index is weighted according to the total market value of each REIT’s outstanding shares and is adjusted quarterly so that no REIT represents more than 8% of the Underlying Index. Within the REIT market, the Underlying Index is diversified across property sectors that represent the current market.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA

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expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the real estate sector, the Fund will be concentrated in the real estate industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to

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the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares

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may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Real Estate Investment Risks. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as REITs or real estate holding companies, which exposes investors to the risks of owning real estate directly as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

■	Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

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Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.

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Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

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Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

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Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

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Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

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Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

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■

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

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U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -15.60%.

The best calendar quarter return during the periods shown above was 16.52% in the 4th quarter of 2004; the worst was -40.95% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 1/29/2001)
Return Before Taxes	-40.89%	0.71%	6.32%
Return After Taxes on Distributions[1]	-41.95%	-0.44%	4.76%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-26.19%	0.17%	4.63%
Cohen & Steers Realty Majors Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-40.93%	1.17%	6.76%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.35%	None	None	0.35%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$113	$197	$443

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.35%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “ICF”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a

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“qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,910,000	50,000	$250	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker,

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lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$85.34	$103.14	$82.51	$66.57	$50.31

Income from investment operations:
Net investment income[a]	2.05	2.12	1.95	2.68	2.67
Net realized and unrealized gain (loss)[b]	(46.92)	(16.58)	21.76	16.13	16.45

Total from investment operations	(44.87)	(14.46)	23.71	18.81	19.12

Less distributions from:
Net investment income	(3.24)	(2.14)	(1.68)	(1.82)	(2.01)
Net realized gain	–	(0.49)	–	(0.00)[c]	–
Return of capital	–	(0.71)	(1.40)	(1.05)	(0.85)

Total distributions	(3.24)	(3.34)	(3.08)	(2.87)	(2.86)

Net asset value, end of year	$37.23	$85.34	$103.14	$82.51	$66.57

Total return	(53.43)%	(13.97)%	29.16%	28.76%	38.61%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,124,212	$2,543,009	$2,970,537	$2,033,906	$1,298,080
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.35%
Ratio of net investment income to average net assets	3.68%	2.44%	2.03%	3.55%	4.36%
Portfolio turnover rate[d]	17%	9%	14%	18%	28%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Cohen & Steers is the Index Provider for the Underlying Index. Cohen & Steers is not affiliated with the Trust, BTC, BFA, the Distributor, or any of their respective affiliates. Cohen & Steers is a leading manager of real estate securities.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC is sublicensing rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Cohen & Steers. Cohen & Steers makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Cohen & Steers’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Cohen & Steers and of the Underlying Index which is determined, composed and calculated by Cohen & Steers without regard to the Trust, BTC, BFA or the Fund. Cohen & Steers has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Cohen & Steers is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Cohen & Steers has no obligation or liability in connection with the administration, marketing or trading of the Fund. Cohen & Steers does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Cohen & Steers shall have no liability for any errors, omissions, or interruptions therein.

Cohen & Steers makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Cohen & Steers makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Cohen & Steers have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability

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to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.80%
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	6	1.60
Greater than 0.5% and Less than 1.0%	21	5.59
Between 0.5% and -0.5%	329	87.49
Less than -0.5% and Greater than -1.0%	8	2.13
Less than -1.0% and Greater than -1.5%	4	1.06
Less than -1.5%	4	1.06

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(53.43)%	(53.70)%	(53.75)%	(1.58)%	(1.63)%	(1.23)%	4.10%	4.05%	4.46%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(53.43)%	(53.70)%	(53.75)%	(7.64)%	(7.88)%	(6.02)%	39.32%	38.82%	43.37%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/29/01). The first day of secondary market trading in shares of the Fund was 2/2/01.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-ICF-1209

iSHARES®

BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES

INTERNATIONAL SELECT DIVIDEND INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

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IDV | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iiSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones International Select Dividend Index Fund* (the “Fund”).

CUSIP: 464288448

Trading Symbol: IDV

Underlying Index: Dow Jones EPAC Select Dividend Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

*	On September 1, 2009, the name of the Fund changed from the iShares Dow Jones EPAC Select Dividend Index Fund to the iShares Dow Jones International Select Dividend Index Fund.

**	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones EPAC Select Dividend Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones EPAC Select Dividend Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. Dividend yield is calculated using a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Underlying Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (“REITs”)) in the Dow Jones World Developed-Ex. U.S. Index, a broad-based index representative of the Europe, Pacific, Asia and Canada (“EPAC”) regions, which covers developed markets, excluding the United States. To be included in the Underlying Index, the securities (i) must have paid dividends in each of the previous three years; (ii) must have a current year’s dividend per-share ratio which is greater than or equal to their three year average dividend payout ratio; (iii) must have a five year average dividend per-share ratio which is less than or equal to 1.5 times the five year average dividend payout ratio of the corresponding Dow Jones country index; and (iv) must have a minimum three-month average daily trading volume of $3,000,000. “Dividend payout ratio” reflects the percentage of a company’s earnings paid out as dividends. A ratio of 60% would mean that a company paid out approximately 60% of its earnings as dividends. A company with a lower dividend payout ratio has more earnings to support dividends, and adjustments or changes in the level of earnings are therefore less likely to significantly affect the level of dividends paid. Positive dividend growth rate is a measure of dividend consistency, since it provides some indication of a company’s ability to continue to pay dividends. The Underlying Index is reviewed annually. As of May 29, 2009, the Underlying Index had a total market capitalization of approximately $798.31 billion.

The Fund invests in foreign securities which may in some cases not produce qualifying dividend income. Please see the Taxes on Distributions section of this Prospectus.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

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BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region as well as on major trading partners outside Asia and any adverse event in the Asian markets may have a significant adverse effect on EPAC nations.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

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Canadian Economic Risk. The Canadian economy is highly dependent on the demand for, and supply and price of, natural resources. The Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources and any changes in these sectors could have an adverse impact on the Canadian economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a foreign market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Custody Risk. Custody risk refers to the risks inherent in the process of clearing and settling trades and to the holding of securities by local banks, agents and depositories. Low trading volumes and volatile prices in less developed markets make trades harder to complete and settle, and governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. Local agents are held only to the standards of care of their local markets. The less developed a country’s securities market is, the greater the likelihood of custody problems.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

European Economic Risk. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and recessions among EU members may have a significant adverse effect on the economies of other EU members and of EPAC nations.

Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.

Issuer Risk. The performance of the Fund depends on the performance of individual issuers in which the Fund invests. Any issuer may perform poorly, causing the value of

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its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends which may also cause their stock prices to decline. There is no guarantee that an issuer that paid dividends in the past will continue to do so in the future or will continue paying dividends at the same level.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary

5

market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Non-U.S. Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

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■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Reliance on Trading Partners Risk. The Fund invests in securities of companies that are located in or whose securities are principally traded in the markets of the EPAC regions. The economies of the EPAC nations are dependent on each other and on the United States as key trading partners. Reduction in spending on these products and services of the EPAC regions or changes in any of these economies may cause an adverse impact on the issuers in which the Fund invests.

Security Risk. Some geographic areas in which the Fund invests have experienced acts of terrorism or strained international relations due to territorial disputes, historical animosities or other defense concerns. These situations may cause uncertainty in the markets of these geographic areas and may adversely affect the performance of their economies.

Structural Risks. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

7

U.S. Trading Partner Risk. The United States is a significant, and in some cases the most significant, trading partner of or foreign investor in certain EPAC nations and the economies of these countries may be particularly affected by changes in the U.S. economy. Decreasing U.S. imports, new trade regulations, changes in the U.S. dollar exchange rate or a recession in the United States may have a material adverse effect on the economies of EPAC nations.

Valuation Risk. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 28.65%.

The best calendar quarter return during the period shown above was -7.78% in the 1st quarter of 2008; the worst was -30.26% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 6/11/2007)
Return Before Taxes	-54.43%	-40.91%
Return After Taxes on Distributions[1]	-55.00%	-41.50%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-33.90%	-33.22%
Dow Jones EPAC Select Dividend Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-54.19%	-40.41%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.50%	None	None	0.50%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.50%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

11

fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IDV”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers

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may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States, which includes an exchange of information program or if the stock, with respect to which the dividend was paid, is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with each of the following countries, among others, in which the Fund may invest: Australia, Austria, Canada, China, Finland, France, Germany, Italy, Japan, the Netherlands, New Zealand, Norway, Sweden, and the United Kingdom.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any

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share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

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Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to

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time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,214,500	50,000	$2,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

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The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

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The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Period from Jun. 11, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$42.81	$49.10

Income from investment operations:
Net investment income[b]	1.42	3.30
Net realized and unrealized loss[c]	(20.98)	(7.66)

Total from investment operations	(19.56)	(4.36)

Less distributions from:
Net investment income	(2.01)	(1.93)

Total distributions	(2.01)	(1.93)

Net asset value, end of period	$21.24	$42.81

Total return	(46.81)%	(9.00)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$52,027	$62,081
Ratio of expenses to average net assets[e]	0.50%	0.50%
Ratio of net investment income to average net assets[e]	5.77%	8.29%
Portfolio turnover rate[f]	62%	42%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com.

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	1.60%
Greater than 5.5% and Less than 6.0%	1	0.27
Greater than 5.0% and Less than 5.5%	3	0.80
Greater than 4.5% and Less than 5.0%	3	0.80
Greater than 4.0% and Less than 4.5%	1	0.27
Greater than 3.5% and Less than 4.0%	5	1.33
Greater than 3.0% and Less than 3.5%	8	2.13
Greater than 2.5% and Less than 3.0%	15	3.99
Greater than 2.0% and Less than 2.5%	24	6.38
Greater than 1.5% and Less than 2.0%	29	7.71
Greater than 1.0% and Less than 1.5%	54	14.36
Greater than 0.5% and Less than 1.0%	52	13.83
Between 0.5% and -0.5%	86	22.84
Less than -0.5% and Greater than -1.0%	33	8.78
Less than -1.0% and Greater than -1.5%	23	6.12
Less than -1.5% and Greater than -2.0%	13	3.46
Less than -2.0% and Greater than -2.5%	7	1.86
Less than -2.5% and Greater than -3.0%	6	1.60
Less than -3.0% and Greater than -3.5%	1	0.27
Less than -3.5% and Greater than -4.0%	1	0.27
Less than -4.0% and Greater than -4.5%	3	0.80
Less than -4.5%	2	0.53

	376	100.00%

24

II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

25

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(46.81)%	(47.06)%	(46.55)%	(31.87)%	(32.29)%	(31.52)%	(51.60)%	(52.15)%	(51.12)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/11/07). The first day of secondary market trading in shares of the Fund was 6/15/07.

26

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

1209 No person is authorized to give any information or to make any representations about the IDV—Fund and its shares not contained in this Prospectus and you should not rely on any other P—information. Read and keep the Prospectus for future reference.

IS -

Investment Company Act File No.: 811-09729

iiSHARES®

BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES SELECT DIVIDEND INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

DVY | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iiSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones Select Dividend Index Fund (the “Fund”).

CUSIP: 464287168

Trading Symbol: DVY

Underlying Index: Dow Jones U.S. Select Dividend Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Select Dividend Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Dividend Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. Dividend yield is calculated using a stock’s unadjusted indicated annual dividend (not including any special dividends) divided by its unadjusted price. The Underlying Index is comprised of 100 of the highest dividend-yielding securities (excluding real estate investment trusts (“REITs”)) in the Dow Jones U.S. Index, a broad-based index representative of the total market for U.S. equity securities. To be included in the Underlying Index, the securities (i) must have a current year’s dividend per-share ratio which is greater than or equal to their five year average dividend per-share ratio; (ii) must have an average five-year dividend payout ratio of 60% or less; and (iii) must have a minimum three-month average trading volume of 200,000 shares a day. “Dividend payout ratio” reflects the percentage of a company’s earnings paid out as dividends. A ratio of 60% would mean that a company paid out approximately 60% of its earnings as dividends. A company with a lower dividend payout ratio has more earnings to support dividends, and adjustments or changes in the level of earnings are therefore less likely to significantly affect the level of dividends paid. Positive dividend growth rate is a measure of dividend consistency, since it provides some indication of a company’s ability to continue to pay dividends. The Underlying Index is reconstituted annually.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

2

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual issuers in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management

3

decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends which may also cause their stock prices to decline. There is no guarantee that an issuer that paid dividends in the past will continue to do so in the future or will continue paying dividends at the same level.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There

4

can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

5

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

6

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -12.36%.

The best calendar quarter return during the periods shown above was 9.74% in the 3rd quarter of 2008; the worst was
-21.61% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 11/3/2003)
Return Before Taxes	-32.99%	-1.67%	-0.30%
Return After Taxes on Distributions[1]	-33.47%	-2.21%	-0.85%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-20.63%	-1.26%	-0.10%
Dow Jones U.S. Select Dividend Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-30.97%	-0.82%	0.54%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

7

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.40%	None	None	0.40%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$41	$128	$224	$505

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.40%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

8

Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “DVY”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your

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name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing

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service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this

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service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be

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taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities,

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including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring

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securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,791,500	50,000	$250	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management

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activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or

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distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$59.40	$73.45	$64.05	$59.60	$53.64

Income from investment operations:
Net investment income	2.12 [a]	2.44 [a]	2.23 [a]	2.12	1.92
Net realized and unrealized gain (loss)[b]	(24.40)	(14.01)	9.39	4.29	5.94

Total from investment operations	(22.28)	(11.57)	11.62	6.41	7.86

Less distributions from:
Net investment income	(2.18)	(2.48)	(2.22)	(1.96)	(1.90)

Total distributions	(2.18)	(2.48)	(2.22)	(1.96)	(1.90)

Net asset value, end of year	$34.94	$59.40	$73.45	$64.05	$59.60

Total return	(38.17)%	(16.05)%	18.48%	10.88%	14.81%

Ratios/Supplemental data:
Net assets, end of year (000s)	$2,960,998	$5,901,872	$8,659,384	$6,257,704	$6,371,480
Ratio of expenses to average net assets	0.40%	0.40%	0.40%	0.40%	0.40%
Ratio of net investment income to average net assets	4.72%	3.64%	3.28%	3.35%	3.39%
Portfolio turnover rate[c]	51%	20%	6%	14%	20%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com.

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BGI.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

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Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.53%
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	2	0.53
Greater than 0.5% and Less than 1.0%	9	2.39
Between 0.5% and -0.5%	352	93.62
Less than -0.5% and Greater than -1.0%	3	0.80
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5% and Greater than -2.0%	2	0.53
Less than -2.0% and Greater than -2.5%	1	0.27
Less than -2.5%	2	0.53

	376	100.00%

23

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

24

Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(38.17)%	(38.18)%	(37.00)%	(4.78)%	(4.81)%	(4.04)%	(3.06)%	(3.07)%	(2.34)%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(38.17)%	(38.18)%	(37.00)%	(21.71)%	(21.85)%	(18.64)%	(15.68)%	(15.74)%	(12.21)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (11/3/03). The first day of secondary market trading in shares of the Fund was 11/7/03.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public 1209 Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the—DVY Fund and its shares not contained in this Prospectus and you should not rely on any other P—information. Read and keep the Prospectus for future reference.

IS -

Investment Company Act File No.: 811-09729

iiSHARES®

BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES

TRANSPORTATION AVERAGE INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

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Please see the inside cover for details.

IYT | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

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Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones Transportation Average Index Fund (the “Fund”).

CUSIP: 464287192

Trading Symbol: IYT

Underlying Index: Dow Jones Transportation Average Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“ Dow Jones” and “Dow Jones Transportation Average Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones Transportation Average Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the transportation sector of the U.S. equity market. The Underlying Index includes companies in the following primary groups: airlines, trucking, railroads, air freight, transportation services and industrial services.

As of May 29, 2009, the Underlying Index was concentrated in the industrial transportation industry group, which comprised approximately 92% of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an

2

indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market

3

downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs),

4

BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Transportation Sector Risk. Issuers in the transportation sector can be significantly affected by economic changes, fuel prices, labor relations, and insurance costs. Transportation companies in certain countries may also be subject to significant government regulation and oversight, which may adversely affect their businesses.

5

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

6

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -7.27%.

The best calendar quarter return during the periods shown above was 17.14% in the 4th quarter of 2004; the worst was -23.19% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 10/6/2003)
Return Before Taxes	-21.77%	4.12%	5.43%
Return After Taxes on Distributions[1]	-21.90%	4.01%	5.27%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-13.93%	3.56%	4.67%
Dow Jones Transportation Average Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-21.41%	4.54%	5.83%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

7

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.47%	None	None	0.47%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index

8

Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.47% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

9

his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYT”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940, (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

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Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value

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prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income

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from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax

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advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and

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thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,877,500	50,000	$200	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc. and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

17

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$92.45	$90.20	$83.75	$61.62	$51.90

Income from investment operations:
Net investment income	0.95 [a]	0.76 [a]	0.51 [a]	0.32	0.34
Net realized and unrealized gain (loss)[b]	(36.08)	2.35	6.53	22.18	9.74

Total from investment operations	(35.13)	3.11	7.04	22.50	10.08

Less distributions from:
Net investment income	(1.09)	(0.86)	(0.54)	(0.30)	(0.33)
Return of capital	–	–	(0.05)	(0.07)	(0.03)

Total distributions	(1.09)	(0.86)	(0.59)	(0.37)	(0.36)

Net asset value, end of year	$56.23	$92.45	$90.20	$83.75	$61.62

Total return	(38.06)%	3.49%	8.45%	36.65%	19.42%

Ratios/Supplemental data:
Net assets, end of year (000s)	$261,450	$771,973	$365,312	$293,125	$107,840
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	1.29%	0.86%	0.60%	0.39%	0.54%
Portfolio turnover rate[c]	15%	9%	8%	10%	5%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

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Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

22

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.27%
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	9	2.39
Greater than 0.5% and Less than 1.0%	4	1.06
Between 0.5% and -0.5%	354	94.14
Less than -0.5% and Greater than -1.0%	3	0.80
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.0%	1	0.27

	376	100.00%

23

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

24

Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(38.06)%	(38.06)%	(37.99)%	2.55%	2.52%	3.03%	3.05%	3.05%	3.41%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(38.06)%	(38.06)%	(37.99)%	13.43%	13.25%	16.12%	18.20%	18.20%	20.54%

*	Total returns for the period since inception are calculated from the inception date of the Fund (10/6/03). The first day of secondary market trading in shares of the Fund was 10/10/03.

25

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IYT-1209

iSHARES®

BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. BROKER-DEALERS INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

IAI | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iiSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Broker-Dealers Index Fund (the “Fund”).

CUSIP: 464288794

Trading Symbol: IAI

Underlying Index: Dow Jones U.S. Select Investment Services Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Select Investment Services Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Investment Services Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the investment services sector of the U.S. equity market. The Underlying Index includes companies providing a range of specialized financial services, including securities brokers and dealers, online brokers and securities or commodities exchanges.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the investment services sector, the Fund will be concentrated in the investment services industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Investment Services Sector Risk. Companies in the investment services sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently. The investment services sector is exposed to risks that may impact the value of investments in the investment services sector more severely than investments outside this sector, including the risks associated with operating with substantial financial leverage. The investment services sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of investment services institutions and markets. This situation has created instability in the investment services markets and

3

caused certain investment services companies to incur large losses. Some investment services companies have experienced declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some investment services companies have been required to accept or borrow significant amounts of capital from the U.S. government and may face future government imposed restrictions on their businesses or increased government intervention. These actions have caused the securities of many investment services companies to decline in value.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

4

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization

5

companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

6

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

7

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 28.98%.

The best calendar quarter return during the periods shown above was 3.46% in the 2nd quarter of 2007; the worst was
-29.84% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2006)
Return Before Taxes	-60.41%	-27.56%
Return After Taxes on Distributions[1]	-60.54%	-27.70%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-39.09%	-22.28%
Dow Jones U.S. Select Investment Services Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-60.41%	-27.46%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

8

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.47%	None	None	0.47%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Energy Sector

9

Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.47% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

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his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IAI”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

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requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010. A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

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sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

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Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,275,500	50,000	$200	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

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investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$41.20	$54.81	$48.41

Income from investment operations:
Net investment income[b]	0.43	0.40	0.16
Net realized and unrealized gain (loss)[c]	(18.32)	(13.69)	6.41

Total from investment operations	(17.89)	(13.29)	6.57

Less distributions from:
Net investment income	(0.47)	(0.32)	(0.17)

Total distributions	(0.47)	(0.32)	(0.17)

Net asset value, end of period	$22.84	$41.20	$54.81

Total return	(43.42)%	(24.35)%	13.59%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$138,160	$273,987	$186,359
Ratio of expenses to average net assets[e]	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.55%	0.85%	0.31%
Portfolio turnover rate[f]	59%	73%	44%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com.

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

22

Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	3	0.80%
Greater than 2.0% and Less than 2.5%	1	0.27
Greater than 1.5% and Less than 2.0%	4	1.06
Greater than 1.0% and Less than 1.5%	1	0.27
Greater than 0.5% and Less than 1.0%	19	5.04
Between 0.5% and -0.5%	329	87.49
Less than -0.5% and Greater than -1.0%	8	2.13
Less than -1.0% and Greater than -1.5%	1	0.27
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.5% and Greater than -3.0%	2	0.53
Less than -3.0% and Greater than -3.5%	1	0.27
Less than -5.0% and Greater than -5.5%	1	0.27
Less than -6.0%	5	1.33

	376	100.00%

24

II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(43.42)%	(43.56)%	(43.41)%	(21.37)%	(21.46)%	(21.21)%	(51.38)%	(51.56)%	(51.10)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). The first day of secondary market trading in shares of the Fund was 5/5/06.

25

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

1209 No person is authorized to give any information or to make any representations about the IAI—Fund and its shares not contained in this Prospectus and you should not rely on any other P—information. Read and keep the Prospectus for future reference.

IS -

Investment Company Act File No.: 811-09729

iiSHARES®

BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. BASIC MATERIALS SECTOR INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

IYM | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iiSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Basic Materials Sector Index Fund (the “Fund”).

CUSIP: 464287838

Trading Symbol: IYM

Underlying Index: Dow Jones U.S. Basic Materials Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Basic Materials Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored,

endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Basic Materials Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the basic materials sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: chemicals, forestry and paper, industrial metals and mining.

As of May 29, 2009, the Underlying Index was concentrated in the chemicals and industrial metals & mining industry groups, which comprised 53% and 25% respectively, of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the basic materials sector, the Fund will be concentrated in the basic materials industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Basic Material Sector Risk. Issuers in the basic materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of over-building or economic downturns, leading to poor investment returns. Issuers in the basic materials sector are at risk for environmental damage and product liability claims and may be adversely affected by depletion of resources, technical progress, labor relations and government regulations.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

3

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in

4

the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

5

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

6

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 18.44%.

The best calendar quarter return during the periods shown above was 22.89% in the 4th quarter of 2003; the worst was -34.89% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 6/12/2000)
Return Before Taxes	-50.93%	-2.32%	2.13%
Return After Taxes on Distributions[1]	-51.09%	-2.58%	1.72%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-32.75%	-1.83%	1.77%
Dow Jones U.S. Basic Materials Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-50.82%	-1.82%	2.65%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

7

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.47%	None	None	0.47%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund,

8

iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.47%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund.

9

Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYM”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

11

of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

12

which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

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Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

14

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153

15

under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,297,000	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

17

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$79.93	$66.33	$58.81	$47.18	$42.25
Income from investment operations:
Net investment income	1.03 [a]	1.09 [a]	1.16 [a]	0.94	0.72
Net realized and unrealized gain (loss)[b]	(38.35)	13.57	7.53	11.63	4.94

Total from investment operations	(37.32)	14.66	8.69	12.57	5.66

Less distributions from:
Net investment income	(1.16)	(1.06)	(1.17)	(0.94)	(0.73)

Total distributions	(1.16)	(1.06)	(1.17)	(0.94)	(0.73)

Net asset value, end of year	$41.45	$79.93	$66.33	$58.81	$47.18

Total return	(46.86)%	22.24%	15.10%	26.99%	13.41%

Ratios/Supplemental data:
Net assets, end of year (000s)	$402,113	$851,254	$633,414	$502,815	$412,854
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	1.85%	1.49%	2.00%	1.83%	1.53%
Portfolio turnover rate[c]	15%	4%	13%	6%	6%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

21

Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

22

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.27%
Greater than 1.0% and Less than 1.5%	6	1.60
Greater than 0.5% and Less than 1.0%	11	2.91
Between 0.5% and -0.5%	349	92.82
Less than -0.5% and Greater than -1.0%	6	1.60
Less than -1.0%	3	0.80

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(46.86)%	(46.85)%	(46.76)%	1.49%	1.48%	1.99%	3.44%	3.43%	3.96%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(46.86)%	(46.85)%	(46.76)%	7.68%	7.60%	10.37%	35.05%	34.98%	41.24%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). The first day of secondary market trading in shares of the Fund was 6/19/00.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

1209 No person is authorized to give any information or to make any representations about the

-

IYM Fund and its shares not contained in this Prospectus and you should not rely on any other P—information. Read and keep the Prospectus for future reference.

IS -

Investment Company Act File No.: 811-09729

iiSHARES®

BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S.

AEROSPACE & DEFENSE INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

ITA | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Aerospace & Defense Index Fund (the “Fund”).

CUSIP: 464288760

Trading Symbol: ITA

Underlying Index: Dow Jones U.S. Select Aerospace & Defense Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Select Aerospace & Defense Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Aerospace & Defense Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the aerospace and defense sector of the U.S. equity market. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the aerospace and defense sector, the Fund will be concentrated in the aerospace and defense industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Aerospace and Defense Industry Risk. The aerospace and defense industry can be significantly affected by government defense and aerospace regulation and spending policies. The aerospace industry in particular has recently been affected by adverse economic conditions and consolidation within the industry.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to

3

the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares

4

may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their

5

investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

6

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -0.53%.

The best calendar quarter return during the periods shown above was 11.23% in the 3rd quarter of 2007; the worst was -18.84% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2006)
Return Before Taxes	-38.59%	-6.72%
Return After Taxes on Distributions[1]	-38.68%	-6.81%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-24.94%	-5.64%
Dow Jones U.S. Select Aerospace & Defense Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-38.37%	-6.28%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

7

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.47%	None	None	0.47%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index

8

Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.47%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

9

his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “ITA”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

10

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

11

of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

12

which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

13

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

14

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,103,500	50,000	$200	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

16

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

17

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$63.73	$58.60	$50.58

Income from investment operations:
Net investment income[b]	0.49	0.32	0.23
Net realized and unrealized gain (loss)[c]	(24.29)	5.10	8.00

Total from investment operations	(23.80)	5.42	8.23

Less distributions from:
Net investment income	(0.49)	(0.29)	(0.21)
Return of capital	–	(0.00)[d]	–

Total distributions	(0.49)	(0.29)	(0.21)

Net asset value, end of period	$39.44	$63.73	$58.60

Total return	(37.39)%	9.24%	16.33%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$132,140	$328,222	$178,739
Ratio of expenses to average net assets[f]	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[f]	1.02%	0.50%	0.43%
Portfolio turnover rate[g]	14%	21%	20%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

21

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0%	2	0.53%
Greater than 0.5% and Less than 1.0%	8	2.13
Between 0.5% and -0.5%	354	94.14
Less than -0.5% and Greater than -1.0%	3	0.80
Less than -1.0% and Greater than -1.5%	1	0.27
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.0% and Greater than -2.5%	2	0.53
Less than -2.5%	5	1.33

	376	100.00%

22

II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(37.39)%	(37.37)%	(37.24)%	(7.33)%	(7.35)%	(6.92)%	(20.43)%	(20.47)%	(19.37)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). The first day of secondary market trading in shares of the Fund was 5/5/06.

23

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-ITA-1209

iSHARES®

BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. ENERGY SECTOR INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

IYE | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Energy Sector Index Fund (the “Fund”).

CUSIP: 464287796

Trading Symbol: IYE

Underlying Index: Dow Jones U.S. Oil & Gas Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Oil & Gas Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Oil & Gas Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the oil and gas sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: oil and gas producers and oil equipment, services and distribution.

As of May 29, 2009, the Underlying Index was concentrated in the integrated oil & gas and exploration & production industry groups, which comprised 51% and 26%, respectively, of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the oil and gas sector, the Fund will be concentrated in the oil and gas industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Energy Sector Risk. The energy sector is cyclical and highly dependent on commodities prices. The market values of companies in the energy sector are strongly affected by the levels and volatility of global energy prices, energy supply and demand, capital expenditures on exploration and production, energy conservation efforts, exchange rates and technological advances. Companies in this sector are subject to substantial government regulation and contractual fixed pricing, which may increase the cost of business and limit these companies’ earnings. A significant portion of their revenues depends on a relatively small number of customers, including governmental entities and utilities. As a result, governmental budget constraints may have a material adverse effect on the stock prices of companies in this industry. Energy companies may also operate in countries with less developed regulatory regimes or a history of expropriation, nationalization or other adverse policies. Energy companies also face a significant risk of civil liability from accidents resulting in injury or loss of life or property, pollution or other environmental mishaps, equipment malfunctions or mishandling of materials and a risk of loss from terrorism and natural disasters. Any such event could have serious consequences for the general population of the area affected and result in a material adverse impact on the Fund’s portfolio securities and the performance of the Fund.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an

3

individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

4

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization

5

companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 1.90%.

The best calendar quarter return during the periods shown above was 18.79% in the 3rd quarter of 2005; the worst was
-25.30% in the 3rd quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 6/12/2000)
Return Before Taxes	-37.15%	12.70%	7.54%
Return After Taxes on Distributions[1]	-37.25%	12.51%	7.24%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-23.93%	11.14%	6.50%
Dow Jones U.S. Oil & Gas Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-35.77%	13.56%	8.22%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.47%	None	None	0.47%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow

8

Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund, iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.47%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

9

2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYE”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

11

of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

13

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

14

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,525,000	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

17

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009[a]	Year ended Apr. 30, 2008[a]	Year ended Apr. 30, 2007[a]	Year ended Apr. 30, 2006[a]	Year ended Apr. 30, 2005[a]
Net asset value, beginning of year	$47.57	$36.79	$32.31	$23.53	$17.74

Income from investment operations:
Net investment income	0.46 [b]	0.36 [b]	0.37 [b]	0.28	0.24
Net realized and unrealized gain (loss)[c]	(20.28)	10.79	4.49	8.79	5.80

Total from investment operations	(19.82)	11.15	4.86	9.07	6.04

Less distributions from:
Net investment income	(0.46)	(0.37)	(0.37)	(0.29)	(0.25)
Return of capital	–	(0.00)[d]	(0.01)	–	–

Total distributions	(0.46)	(0.37)	(0.38)	(0.29)	(0.25)

Net asset value, end of year	$27.29	$47.57	$36.79	$32.31	$23.53

Total return	(41.84)%	30.45%	15.26%	38.69%	34.26%

Ratios/Supplemental data:
Net assets, end of year (000s)	$597,617	$1,198,857	$905,090	$954,697	$638,773
Ratio of expenses to average net assets	0.47%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	1.28%	0.84%	1.13%	1.00%	1.16%
Portfolio turnover rate[e]	25%	2%	6%	2%	3%

[a]	Per share amounts were adjusted to reflect a three-for-one stock split effective July 24, 2008. See Note 4.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Rounds to less than $0.01.
[e]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

21

Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

22

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.27%
Greater than 1.0% and Less than 1.5%	1	0.27
Greater than 0.5% and Less than 1.0%	11	2.91
Between 0.5% and -0.5%	352	93.62
Less than -0.5% and Greater than -1.0%	8	2.13
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5%	1	0.27

	376	100.00%

23

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(41.84)%	(41.71)%	(40.95)%	10.23%	10.22%	10.93%	6.84%	6.85%	7.36%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(41.84)%	(41.71)%	(40.95)%	62.75%	62.70%	67.95%	79.96%	80.22%	87.99%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). The first day of secondary market trading in shares of the Fund was 6/16/00.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IYE-1209

iSHARES®

BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. CONSUMER SERVICES SECTOR INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

IYC | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Ishares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Consumer Services Sector Index Fund (the “Fund”).

CUSIP: 464287580

Trading Symbol: IYC

Underlying Index: Dow Jones U.S. Consumer Services Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Consumer Services Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Services Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisers.

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Principal Investment Strategies

The Underlying Index measures the performance of the consumer services sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: food and drug retailers, general retailers, media and travel and leisure.

As of May 29, 2009, the Underlying Index was concentrated in the general retailers industry group, which comprised 45% of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an

2

indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the consumer services sector, the Fund will be concentrated in the consumer services industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Consumer Services Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of the domestic and international economy, interest rates, currency exchange rates, competition and consumer confidence. The consumer services sector depends heavily on disposable household income and consumer spending. Companies in the consumer services sector may be subject to severe competition, which may also have an adverse impact on their profitability. Changes in demographics and consumer preferences may affect the success of consumer products.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

3

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary

4

market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization

5

companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 5.82%.

The best calendar quarter return during the periods shown above was 18.57% in the 2nd quarter of 2003; the worst was
-22.15% in the 3rd quarter of 2001.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 6/12/2000)
Return Before Taxes	-31.01%	-4.75%	-3.50%
Return After Taxes on Distributions[1]	-31.16%	-4.85%	-3.59%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-19.94%	-3.95%	-2.91%
Dow Jones U.S. Consumer Services Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-30.82%	-4.37%	-3.06%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index

8

Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

9

his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYC”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

11

of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the

12

prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

13

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

14

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,224,000	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Service Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

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No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

18

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$60.05	$69.56	$61.61	$55.82	$55.54

Income from investment operations:
Net investment income	0.57 [a]	0.44 [a]	0.35 [a]	0.16	0.15
Net realized and unrealized gain (loss)[b]	(15.50)	(9.29)	7.98	5.79	0.29

Total from investment operations	(14.93)	(8.85)	8.33	5.95	0.44

Less distributions from:
Net investment income	(0.58)	(0.66)	(0.38)	(0.16)	(0.15)
Return of capital	–	–	–	(0.00)[c]	(0.01)

Total distributions	(0.58)	(0.66)	(0.38)	(0.16)	(0.16)

Net asset value, end of year	$44.54	$60.05	$69.56	$61.61	$55.82

Total return	(24.85)%	(12.77)%	13.56%	10.66%	0.79%

Ratios/Supplemental data:
Net assets, end of year (000s)	$178,162	$204,179	$326,935	$255,664	$251,212
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	1.19%	0.67%	0.54%	0.26%	0.25%
Portfolio turnover rate[d]	6%	6%	7%	6%	1803%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Rounds to less than $0.01.
[d]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

21

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	1	0.27%
Greater than 1.0% and Less than 1.5%	2	0.53
Greater than 0.5% and Less than 1.0%	6	1.60
Between 0.5% and -0.5%	361	96.01
Less than -0.5% and Greater than -1.0%	4	1.06
Less than -1.0% and Greater than -1.5%	2	0.53

	376	100.00%

22

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

23

Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(24.85)%	(24.87)%	(24.63)%	(3.66)%	(3.70)%	(3.27)%	(2.75)%	(2.75)%	(2.30)%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(24.85)%	(24.87)%	(24.63)%	(16.99)%	(17.17)%	(15.32)%	(21.92)%	(21.94)%	(18.67)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). The first day of secondary market trading in shares of the Fund was 6/20/00.

24

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call:

1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IYC-1209

Ishares® BlackRock

2009 PROSPECTUS TO SHAREHOLDERS iSHARES DOW JONES U.S. CONSUMER GOODS SECTOR INDEX FUND SEPTEMBER 1, 2009 (AS REVISED DECEMBER 1, 2009) Would you prefer to receive materials like this electronically? Please see the inside cover for details. IYK | NYSE Arca The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. ishares

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Consumer Goods Sector Index Fund (the “Fund”).

CUSIP: 464287812

Trading Symbol: IYK

Underlying Index: Dow Jones U.S. Consumer Goods Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Consumer Goods Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Consumer Goods Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the consumer goods sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: automobiles and parts, beverages, food producers, household goods, leisure goods, personal goods and tobacco.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the consumer goods sector, the Fund will be concentrated in the consumer goods industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Consumer Goods Sector Risk. The consumer goods sector may be strongly affected by fads, marketing campaigns and other factors affecting consumer demand. Governmental regulation affecting the use of various food additives may affect the profitability of certain companies represented in the Underlying Index. In addition, tobacco companies in the consumer goods sector may be adversely affected by new laws, regulations and litigation. Many consumer goods in the U.S. may also be marketed globally, and such consumer goods companies may be affected by the demand and market conditions in non-U.S. countries.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures

3

or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of

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the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible

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to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 2.21%.

The best calendar quarter return during the periods shown above was 14.30% in the 2nd quarter of 2003; the worst was -18.54% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 6/12/2000)
Return Before Taxes	-25.90%	0.89%	3.15%
Return After Taxes on Distributions[1]	-26.14%	0.61%	2.81%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-16.45%	0.80%	2.64%
Dow Jones U.S. Consumer Goods Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-25.69%	1.38%	3.75%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index

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Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

9

his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYK”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

13

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

14

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,334,500	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

17

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$60.32	$62.79	$54.33	$51.35	$52.17

Income from investment operations:
Net investment income	1.32 [a]	1.09 [a]	1.23 [a]	0.91	0.76
Net realized and unrealized gain (loss)[b]	(16.40)	(2.36)	8.40	2.97	(0.82)

Total from investment operations	(15.08)	(1.27)	9.63	3.88	(0.06)

Less distributions from:
Net investment income	(1.19)	(1.20)	(1.17)	(0.90)	(0.76)

Total distributions	(1.19)	(1.20)	(1.17)	(0.90)	(0.76)

Net asset value, end of year	$44.05	$60.32	$62.79	$54.33	$51.35

Total return	(25.16)%	(2.07)%	17.93%	7.59%	(0.09)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$308,323	$346,823	$364,206	$344,986	$421,104
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	2.67%	1.75%	2.13%	1.71%	1.54%
Portfolio turnover rate[c]	10%	5%	5%	6%	9%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.27%
Greater than 1.0% and Less than 1.5%	4	1.06
Greater than 0.5% and Less than 1.0%	4	1.06
Between 0.5% and -0.5%	362	96.28
Less than -0.5% and Greater than -1.0%	2	0.53
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5% and Greater than -2.0%	1	0.27

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(25.16)%	(25.10)%	(24.94)%	(1.46)%	(1.47)%	(0.99)%	2.53%	2.54%	3.12%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(25.16)%	(25.10)%	(24.94)%	(7.10)%	(7.13)%	(4.85)%	24.89%	24.93%	31.42%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). The first day of secondary market trading in shares of the Fund was 6/16/00.

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For more information: WWW.iSHARES.COM 1-800-iShares (1-800-474-2737) Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds investments is available in the Funds Annual and Semi-Annual reports to shareholders. In the Funds Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds performance during the last fiscal year. If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Information about the Fund (including the SAI) can be reviewed and copied at the SECs Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SECs website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SECs Public Reference Section, Washington, D.C. 20549-1520. No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other IS-P-IYK-1209 information. Read and keep the Prospectus for future reference. Investment Company Act File No.: 811-09729 BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. FINANCIAL SECTOR INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically? Please see the inside cover for details.

IYF | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Financial Sector Index Fund (the “Fund”).

CUSIP: 464287788

Trading Symbol: IYF

Underlying Index: Dow Jones U.S. Financials Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Financials Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financials Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the financial sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: banks, non-life insurance, life insurance, real estate and general finance.

As of May 29, 2009, the Underlying Index was concentrated in the banks and financial services groups, which comprised 38% and 29%, respectively, of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the financial sector, the Fund will be concentrated in the financial industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Financial Sector Risk. Companies in the financial sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently. The financial services sector is exposed to risks that may impact the value of investments in the financial services sector more severely than investments outside this sector, including the risks associated with operating with substantial financial leverage. The financial services sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses. Some financial services companies

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have experienced declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial services companies have been required to accept or borrow significant amounts of capital from the U.S. government and may face future government imposed restrictions on their businesses or increased government intervention. These actions have caused the securities of many financial services companies to decline in value. Insurance companies in particular, may be subject to severe price competition, which may have an adverse impact on their profitability.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from

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NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and

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may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -4.61% .

The best calendar quarter return during the periods shown above was 17.93% in the 2nd quarter of 2003; the worst was
-33.41% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 5/22/2000)
Return Before Taxes	-50.46%	-10.45%	-3.14%
Return After Taxes on Distributions[1]	-50.76%	-10.78%	-3.60%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-32.35%	-8.33%	-2.57%
Dow Jones U.S. Financials Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-50.40%	-10.05%	-2.64%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

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Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

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his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYF”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

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requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

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sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

16

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,174,500	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

18

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$86.78	$118.13	$108.56	$90.88	$87.48

Income from investment operations:
Net investment income	1.68 [a]	2.52 [a]	2.23 [a]	2.17	1.95
Net realized and unrealized gain (loss)[b]	(46.95)	(31.52)	9.78	17.57	3.22

Total from investment operations	(45.27)	(29.00)	12.01	19.74	5.17

Less distributions from:
Net investment income	(1.97)	(2.35)	(2.38)	(2.06)	(1.77)
Return of capital	—	—	(0.06)	—	—

Total distributions	(1.97)	(2.35)	(2.44)	(2.06)	(1.77)

Net asset value, end of year	$39.54	$86.78	$118.13	$108.56	$90.88

Total return	(52.67)%	(24.81)%	11.20%	21.96%	5.89%

Ratios/Supplemental data:
Net assets, end of year (000s)	$504,158	$672,550	$478,438	$396,237	$299,907
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	3.37%	2.54%	1.98%	2.26%	2.23%
Portfolio turnover rate[c]	15%	6%	10%	6%	7%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

22

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.53%
Greater than 2.0% and Less than 2.5%	1	0.27
Greater than 1.5% and Less than 2.0%	2	0.53
Greater than 1.0% and Less than 1.5%	6	1.60
Greater than 0.5% and Less than 1.0%	18	4.79
Between 0.5% and -0.5%	334	88.82
Less than -0.5% and Greater than -1.0%	5	1.33
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5% and Greater than -2.0%	3	0.80
Less than -2.0%	3	0.80

	376	100.00%

23

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(52.67)%	(52.78)%	(52.65)%	(12.56)%	(12.61)%	(12.20)%	(4.36)%	(4.39)%	(3.88)%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(52.67)%	(52.78)%	(52.65)%	(48.88)%	(49.04)%	(47.83)%	(32.89)%	(33.09)%	(29.83)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/22/00). The first day of secondary market trading in shares of the Fund was 5/31/00.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other IS-P-IYF-1209 information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729 BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. HEALTHCARE PROVIDERS INDEX

FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

IHF | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Healthcare Providers Index Fund (the “Fund”).

CUSIP: 464288828

Trading Symbol: IHF

Underlying Index: Dow Jones U.S. Select Health Care Providers Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Select Health Care Providers Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Health Care Providers Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the health care providers sector of the U.S. equity market. The Underlying Index includes companies that are health care providers such as owners and operators of health maintenance organizations, hospitals, clinics, dental and eye care facilities, nursing homes and rehabilitation and retirement centers.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

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Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the health care providers sector, the Fund will be concentrated in the health care providers industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the

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value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

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Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or

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representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 8.14%.

The best calendar quarter return during the periods shown above was 7.09% in the 4th quarter of 2007; the worst was -25.54% in the 1st quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2006)
Return Before Taxes	-43.68%	-11.17%
Return After Taxes on Distributions[1]	-43.68%	-11.26%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-28.39%	-9.32%
Dow Jones U.S. Select Health Care Providers Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-43.45%	-10.76%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

1	The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow

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Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IHF”.
Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the

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prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

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requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

14

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,870,500	50,000	$400	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

17

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

18

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$49.64	$58.55	$49.60

Income from investment operations:
Net investment income (loss)[b]	(0.13)	(0.19)	1.35
Net realized and unrealized gain (loss)[c]	(14.68)	(8.18)	7.91

Total from investment operations	(14.81)	(8.37)	9.26

Less distributions from:
Net investment income	—	(0.54)	(0.31)

Total distributions	—	(0.54)	(0.31)

Net asset value, end of period	$34.83	$49.64	$58.55

Total return	(29.84)%	(14.45)%	18.68%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$74,884	$131,536	$152,242
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[e]	(0.31)%	(0.33)%	2.51%
Portfolio turnover rate[f]	13%	14%	51%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com.

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

20

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

21

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	4	1.06%
Greater than 1.5% and Less than 2.0%	2	0.53
Greater than 1.0% and Less than 1.5%	3	0.80
Greater than 0.5% and Less than 1.0%	5	1.33
Between 0.5% and -0.5%	358	95.21
Less than -0.5% and Greater than -1.0%	3	0.80
Less than -1.0% and Greater than -1.5%	1	0.27

	376	100.00%

22

II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(29.84)%	(29.83)%	(29.51)%	(10.69)%	(10.70)%	(10.27)%	(28.76)%	(28.78)%	(27.76)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). The first day of secondary market trading in shares of the Fund was 5/5/06.

23

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IHF-1209

2009 PROSPECTUS TO SHAREHOLDERS iSHARES DOW JONES U.S. FINANCIAL SERVICES INDEX FUND SEPTEMBER 1, 2009 (AS REVISED DECEMBER 1, 2009) Would you prefer to receive materials like this electronically? Please see the inside cover for details. IYG | NYSE Arca The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Financial Services Index Fund (the “Fund”).

CUSIP: 464287770

Trading Symbol: IYG

Underlying Index: Dow Jones U.S. Financial Services Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Financial Services Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Financial Services Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the financial services sector of the U.S. equity market. It is a subset of the Dow Jones U.S. Financials Index. The Underlying Index includes components of the following subsectors in the Dow Jones U.S. Index: banks, asset managers, consumer finance, specialty finance, investments services and mortgage finance.

As of May 29, 2009, the Underlying Index was concentrated in the banks and financial services industry groups which comprised approximately 57% and 43%, respectively, of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a

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larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the financial services sector, the Fund will be concentrated in the financial services industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Financial Sector Risk. Companies in the financial sector are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently. The financial services sector is exposed to risks that may impact the value of investments in the financial services sector more severely than investments outside this sector, including the risks associated with operating with substantial financial leverage. The financial services sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse

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impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses. Some financial services companies have experienced declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial services companies have been required to accept or borrow significant amounts of capital from the U.S. government and may face future government imposed restrictions on their businesses or increased government intervention. These actions have caused the securities of many financial services companies to decline in value.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

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Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from

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NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and

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may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -1.20%.

The best calendar quarter return during the periods shown above was 19.42% in the 2nd quarter of 2003; the worst was
-35.21% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 6/12/2000)
Return Before Taxes	-52.58%	-12.49%	-4.80%
Return After Taxes on Distributions[1]	-52.84%	-12.82%	-5.22%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-33.61%	-9.85%	-3.84%
Dow Jones U.S. Financial Services Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-52.57%	-12.13%	-4.32%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

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Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

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his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYG”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

14

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

15

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

16

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,336,000	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the

1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

18

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$92.79	$132.71	$124.37	$104.92	$100.61

Income from investment operations:
Net investment income	1.93 [a]	3.14 [a]	2.74 [a]	2.57 [a]	2.22
Net realized and unrealized gain (loss)[b]	(51.27)	(40.34)	8.23	19.39	4.25

Total from investment operations	(49.34)	(37.20)	10.97	21.96	6.47

Less distributions from:
Net investment income	(2.00)	(2.72)	(2.63)	(2.51)	(2.16)

Total distributions	(2.00)	(2.72)	(2.63)	(2.51)	(2.16)

Net asset value, end of year	$41.45	$92.79	$132.71	$124.37	$104.92

Total return	(53.73)%	(28.37)%	8.93%	21.21%	6.44%

Ratios/Supplemental data:
Net assets, end of year (000s)	$317,112	$334,029	$285,333	$211,433	$141,645
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	3.53%	2.88%	2.15%	2.29%	2.20%
Portfolio turnover rate[c]	19%	9%	9%	9%	7%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5%	2	0.53%
Greater than 2.0% and Less than 2.5%	2	0.53
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	7	1.86
Greater than 0.5% and Less than 1.0%	13	3.46
Between 0.5% and -0.5%	339	90.14
Less than -0.5% and Greater than -1.0%	5	1.33
Less than -1.0% and Greater than -1.5%	1	0.27
Less than -1.5% and Greater than -2.0%	2	0.53
Less than -2.0% and Greater than -2.5%	1	0.27
Less than -2.5% and Greater than -3.0%	1	0.27
Less than -3.0% and Greater than -3.5%	1	0.27
Less than -3.5%	1	0.27

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(53.73)%	(53.75)%	(53.75)%	(14.16)%	(14.21)%	(13.84)%	(5.86)%	(5.88)%	(5.40)%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(53.73)%	(53.75)%	(53.75)%	(53.40)%	(53.52)%	(52.51)%	(41.51)%	(41.61)%	(38.95)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). The first day of secondary market trading in shares of the Fund was 6/19/00.

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For more information: WWW.iSHARES.COM 1-800-iShares (1-800-474-2737) Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds investments is available in the Funds Annual and Semi-Annual reports to shareholders. In the Funds Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds performance during the last fiscal year. If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520. No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other IS-P-IYG-1209 information. Read and keep the Prospectus for future reference. Investment Company Act File No.: 811-09729

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. MEDICAL

DEVICES INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

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The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

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iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Medical Devices Index Fund (the “Fund”).

CUSIP: 464288810

Trading Symbol: IHI

Underlying Index: Dow Jones U.S. Select Medical Equipment Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Select Medical Equipment Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Medical Equipment Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the medical equipment sector of the U.S. equity market. The Underlying Index includes medical equipment companies such as manufacturers and distributors of medical devices such as magnetic resonance imaging (MRI) scanners, prosthetics, pacemakers, X-ray machines, and other nondisposable medical devices.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

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Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the medical equipment sector, the Fund will be concentrated in the medical equipment industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market

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downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs),

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BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Medical Equipment Industry Risk. Many companies in the medical equipment industry are heavily dependent on patent protection, and the expiration of patents may adversely affect the profitability of these companies. Companies in the medical equipment industry may be subject to extensive litigation based on product liability and similar claims as well as competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. The profitability of some medical equipment companies may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the medical equipment industry are subject to regulatory approvals, and the process of obtaining such approvals is long and costly.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

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Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 15.38%.

The best calendar quarter return during the periods shown above was 9.14% in the 3rd quarter of 2007; the worst was
-33.23% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2006)
Return Before Taxes	-36.80%	-9.06%
Return After Taxes on Distributions[1]	-36.81%	-9.07%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-23.91%	-7.61%
Dow Jones U.S. Select Medical Equipment Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-36.33%	-8.58%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

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Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

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his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IHI”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

12

which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

13

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

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sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,086,500	50,000	$400	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

17

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$56.58	$54.42	$49.43

Income from investment operations:
Net investment income (loss)[b]	0.03	(0.04)	(0.09)
Net realized and unrealized gain (loss)[c]	(16.77)	2.20	5.08

Total from investment operations	(16.74)	2.16	4.99

Less distributions from:
Net investment income	(0.04)	–	–
Return of capital	–	–	(0.00)[d]

Total distributions	(0.04)	–	(0.00)[d]

Net asset value, end of period	$39.80	$56.58	$54.42

Total return	(29.58)%	3.97%	10.10%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$214,902	$291,412	$119,717
Ratio of expenses to average net assets[f]	0.48%	0.48%	0.48%
Ratio of net investment income (loss) to average net assets[f]	0.07%	(0.08)%	(0.18)%
Portfolio turnover rate[g]	26%	30%	23%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0% and Less than 3.5%	1	0.27%
Greater than 2.5% and Less than 3.0%	1	0.27
Greater than 2.0% and Less than 2.5%	1	0.27
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	2	0.53
Greater than 0.5% and Less than 1.0%	3	0.80
Between 0.5% and -0.5%	363	96.52
Less than -0.5% and Greater than -1.0%	2	0.53
Less than -1.0% and Greater than -1.5%	1	0.27
Less than -1.5% and Greater than -2.0%	1	0.27

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(29.58)%	(29.56)%	(29.11)%	(6.93)%	(6.94)%	(6.41)%	(19.39)%	(19.41)%	(18.03)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). The first day of secondary market trading in shares of the Fund was 5/5/06.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IHI-1209

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. HEALTHCARE SECTOR INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

“ Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

IYH | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ISHARES

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Healthcare Sector Index Fund (the “Fund”).

CUSIP: 464287762

Trading Symbol: IYH

Underlying Index: Dow Jones U.S. Health Care Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Health Care Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Health Care Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the healthcare sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: healthcare equipment and services, pharmaceuticals and biotechnology.

As of May 29, 2009, the Underlying Index was concentrated in the pharmaceuticals and biotechnology and healthcare equipment and services industry groups, which comprised 66% and 34%, respectively, of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA. BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

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Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the healthcare sector, the Fund will be concentrated in the healthcare industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly. Companies in the healthcare sector may be thinly capitalized and may be susceptible to product obsolescence.

3

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary

4

market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

5

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 1.95%.

The best calendar quarter return during the periods shown above was 11.23% in the 2nd quarter of 2003; the worst was -16.96% in the 1st quarter of 2001.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 6/12/2000)
Return Before Taxes	-23.11%	-0.25%	-0.39%
Return After Taxes on Distributions[1]	-23.27%	-0.41%	-0.55%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-14.76%	-0.19%	-0.35%
Dow Jones U.S. Health Care Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-22.80%	0.25%	0.16%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

7

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

8

Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

9

his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYH”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

11

of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

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requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

14

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,627,000	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of

17

the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$63.53	$71.20	$61.79	$60.43	$58.99

Income from investment operations:
Net investment income	0.95 [a]	0.76 [a]	0.86 [a]	0.46	0.42
Net realized and unrealized gain (loss)[b]	(14.20)	(7.55)	9.29	1.36	1.44

Total from investment operations	(13.25)	(6.79)	10.15	1.82	1.86

Less distributions from:
Net investment income	(0.93)	(0.88)	(0.74)	(0.46)	(0.42)

Total distributions	(0.93)	(0.88)	(0.74)	(0.46)	(0.42)

Net asset value, end of year	$49.35	$63.53	$71.20	$61.79	$60.43

Total return	(21.00)%	(9.63)%	16.55%	2.99%	3.18%

Ratios/Supplemental data:
Net assets, end of year (000s)	$658,785	$857,697	$1,302,928	$1,177,029	$1,169,283
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	1.68%	1.10%	1.32%	0.75%	0.74%
Portfolio turnover rate[c]	7%	5%	5%	4%	4%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.27%
Greater than 1.0% and Less than 1.5%	3	0.80
Greater than 0.5% and Less than 1.0%	5	1.33
Between 0.5% and -0.5%	356	94.67
Less than -0.5% and Greater than -1.0%	9	2.39
Less than -1.0% and Greater than -1.5%	1	0.27
Less than -1.5% and Greater than -2.0%	1	0.27

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

23

Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(21.00)%	(20.91)%	(20.74)%	(2.43)%	(2.48)%	(1.96)%	(1.23)%	(1.22)%	(0.69)%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(21.00)%	(20.91)%	(20.74)%	(11.57)%	(11.80)%	(9.42)%	(10.38)%	(10.36)%	(5.94)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). The first day of secondary market trading in shares of the Fund was 6/16/00.

24

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IYH-1209

I SHARES

BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS iSHARES® DOW JONES U.S. HOME CONSTRUCTION INDEX FUND SEPTEMBER 1, 2009 (AS REVISED DECEMBER 1, 2009) » Would you prefer to receive materials like this electronically? Please see the inside cover for details. ITB | NYSE Arca The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Home Construction Index Fund (the “Fund”).

CUSIP: 464288752

Trading Symbol: ITB

Underlying Index: Dow Jones U.S. Select Home Construction Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Select Home Construction Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Home Construction Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the home construction sector of the U.S. equity market. The Underlying Index includes companies that are constructors of residential homes, including manufacturers of mobile and prefabricated homes. The companies selected for inclusion in the Underlying Index must meet minimum market capitalization and liquidity requirements. As of May 29, 2009, the Underlying Index was concentrated in the household goods & home construction industry group, which comprised 70% of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an

2

indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the home construction sector, the Fund will be concentrated in the home construction industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Home Construction Industry Risk. The home construction industry may be significantly affected by changes in government spending, zoning laws, economic conditions, interest rates, consumer confidence and spending, taxation, demographic patterns, real estate values, overbuilding, housing starts, and new and existing home sales. Rising interest rates, reductions in mortgage availability to consumers, increasing foreclosure rates or increases in the costs of owning a home could reduce the market for new homes and adversely affect the profitability of home construction companies. Different segments of the home construction industry can be significantly affected by environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts. Home construction companies may lack diversification, due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

3

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary

4

market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

5

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

6

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -1.37%.

The best calendar quarter return during the periods shown above was 25.12% in the 3rd quarter of 2008; the worst was -43.10% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2006)
Return Before Taxes	-41.85%	-44.26%
Return After Taxes on Distributions[1]	-42.20%	-44.46%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-26.94%	-34.06%
Dow Jones U.S. Select Home Construction Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-40.21%	-43.32%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

7

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.47%	None	None	0.47%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

8

Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.47%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

9

2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “ITB”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

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Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

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Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in

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block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

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Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$502,500	50,000	$200	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and the PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

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investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$20.20	$36.19	$49.50

Income from investment operations:
Net investment income[b]	0.19	0.37	0.26
Net realized and unrealized loss[c]	(8.99)	(16.06)	(13.33)

Total from investment operations	(8.80)	(15.69)	(13.07)

Less distributions from:
Net investment income	(0.25)	(0.20)	(0.24)
Return of capital	–	(0.10)	–

Total distributions	(0.25)	(0.30)	(0.24)

Net asset value, end of period	$11.15	$20.20	$36.19

Total return	(43.65)%	(43.39)%	(26.44)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$198,456	$418,134	$76,005
Ratio of expenses to average net assets[e]	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.44%	1.83%	0.66%
Portfolio turnover rate[f]	35%	34%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BFA has entered into a license agreement with the Index Provider to use the Underlying Index. BFA sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	7	1.86%
Greater than 5.5% and Less than 6.0%	1	0.27
Greater than 4.5% and Less than 5.0%	1	0.27
Greater than 3.5% and Less than 4.0%	1	0.27
Greater than 1.5% and Less than 2.0%	2	0.53
Greater than 1.0% and Less than 1.5%	12	3.19
Greater than 0.5% and Less than 1.0%	10	2.66
Between 0.5% and -0.5%	317	84.29
Less than -0.5% and Greater than -1.0%	17	4.53
Less than -1.0% and Greater than -1.5%	1	0.27
Less than -1.5% and Greater than -2.0%	3	0.80
Less than -2.0%	4	1.06

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(43.65)%	(43.48)%	(43.07)%	(38.32)%	(38.30)%	(37.38)%	(76.53)%	(76.51)%	(75.44)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). The first day of secondary market trading in shares of the Fund was 5/5/06.

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For more information: WWW.iSHARES.COM 1-800-iShares (1-800-474-2737) Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520. No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other IS-P-ITB-1209 information. Read and keep the Prospectus for future reference. Investment Company Act File No.: 811-09729

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

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IYY | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

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iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Index Fund (the “Fund”).

CUSIP: 464287846

Trading Symbol: IYY

Underlying Index: Dow Jones U.S. Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may not be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisor was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the broad U.S. equity market. The Underlying Index is comprised of all of the companies in the Dow Jones Large-Cap Index, Dow Jones Mid-Cap Index and Dow Jones Small-Cap Index. The Underlying Index aims to consistently represent the top 95% of U.S. companies based on a float-adjusted market capitalization, excluding the very smallest and least liquid stocks.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

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Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

3

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from

4

NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and

5

regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 4.38% .

The best calendar quarter return during the periods shown above was 16.12% in the 2nd quarter of 2003; the worst was -22.55% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 6/12/2000)
Return Before Taxes	-37.26%	-1.90%	-3.40%
Return After Taxes on Distributions[1]	-37.45%	-2.16%	-3.69%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-23.86%	-1.53%	-2.86%
Dow Jones U.S. Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-37.16%	-1.72%	-3.21%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

7

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.20%	None	None	0.20%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

8

Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

9

fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYY”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your

10

name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing

11

service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this

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service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be

13

taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities,

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including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring

15

securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,275,500	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management

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activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or

17

distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$67.74	$72.25	$64.06	$55.32	$52.57

Income from investment operations:
Net investment income	1.14 [a]	1.16 [a]	1.07 [a]	0.98	0.99
Net realized and unrealized gain (loss)[b]	(24.58)	(4.51)	8.16	8.71	2.72

Total from investment operations	(23.44)	(3.35)	9.23	9.69	3.71

Less distributions from:
Net investment income	(1.13)	(1.16)	(1.04)	(0.95)	(0.96)

Total distributions	(1.13)	(1.16)	(1.04)	(0.95)	(0.96)

Net asset value, end of year	$43.17	$67.74	$72.25	$64.06	$55.32

Total return	(34.80)%	(4.70)%	14.57%	17.63%	7.05%

Ratios/Supplemental data:
Net assets, end of year (000s)	$487,847	$579,188	$650,250	$509,301	$414,902
Ratio of expenses to average net assets	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets	2.27%	1.64%	1.62%	1.63%	1.81%
Portfolio turnover rate[c]	7%	4%	4%	5%	6%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.27%
Greater than 1.0% and Less than 1.5%	3	0.80
Greater than 0.5% and Less than 1.0%	8	2.13
Between 0.5% and -0.5%	354	94.13
Less than -0.5% and Greater than -1.0%	6	1.60
Less than -1.0% and Greater than -1.5%	3	0.80
Less than -1.5%	1	0.27

	376	100.00%

22

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

23

Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(34.80)%	(34.79)%	(34.77)%	(2.16)%	(2.18)%	(1.99)%	(3.41)%	(3.42)%	(3.23)%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(34.80)%	(34.79)%	(34.77)%	(10.36)%	(10.43)%	(9.56)%	(26.53)%	(26.57)%	(25.32)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). The first day of secondary market trading in shares of the Fund was 6/16/00.

24

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

1209 No person is authorized to give any information or to make any representations about the IYY—Fund and its shares not contained in this Prospectus and you should not rely on any other P—information. Read and keep the Prospectus for future reference.

IS-P-IYY-1209

Investment Company Act File No.: 811-09729

IShares BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. INSURANCE INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

IAK / NYSE Acra

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

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iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Insurance Index Fund (the “Fund”).

CUSIP: 464288786

Trading Symbol: IAK

Underlying Index: Dow Jones U.S. Select Insurance Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Select Insurance Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Insurance Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the insurance sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: full line insurance, insurance brokers, property and casualty insurance, reinsurance and life insurance.

As of May 29, 2009, the Underlying Index was concentrated in the life insurance and nonlife insurance industry groups, which comprised 38.43% and 61.57%, respectively, of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an

2

indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the insurance sector, the Fund will be concentrated in the insurance industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Insurance Industry Risk. The insurance industry is subject to extensive government regulation and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures

3

or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.
Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

4

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible

5

to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

6

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -11.15% .

The best calendar quarter return during the periods shown above was 5.04% in the 2nd quarter of 2007; the worst was -26.13% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2006)
Return Before Taxes	-51.12%	-22.94%
Return After Taxes on Distributions[1]	-51.27%	-23.10%
Return After Taxes on Distributions and Sale of Fund
Shares[1]	-32.97%	-18.67%
Dow Jones U.S. Select Insurance Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-51.05%	-22.68%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

7

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

8

Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S.

Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

9

his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IAK”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

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requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

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sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

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Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,084,000	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

17

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$44.05	$55.64	$49.55

Income from investment operations:
Net investment income[b]	0.55	0.76	0.45
Net realized and unrealized gain (loss)[c]	(24.50)	(11.71)	6.06

Total from investment operations	(23.95)	(10.95)	6.51

Less distributions from:
Net investment income	(0.55)	(0.64)	(0.42)

Total distributions	(0.55)	(0.64)	(0.42)

Net asset value, end of period	$19.55	$44.05	$55.64

Total return	(54.66)%	(19.82)%	13.20%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$28,350	$46,257	$27,821
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.06%	1.54%	0.89%
Portfolio turnover rate[f]	25%	10%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families www.djindexes.com.

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

21

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.27%
Greater than 2.5% and Less than 3.0%	2	0.53
Greater than 2.0% and Less than 2.5%	1	0.27
Greater than 1.5% and Less than 2.0%	3	0.80
Greater than 1.0% and Less than 1.5%	6	1.60
Greater than 0.5% and Less than 1.0%	13	3.46
Between 0.5% and -0.5%	339	90.14
Less than -0.5% and Greater than -1.0%	4	1.06
Less than -1.0% and Greater than -1.5%	3	0.80
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.0%	3	0.80

	376	100.00%

22

II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(54.66)%	(54.83)%	(54.57)%	(25.62)%	(25.73)%	(25.34)%	(58.84)%	(59.04)%	(58.38)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). The first day of secondary market trading in shares of the Fund was 5/5/06.

23

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IAK-1209

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. INDUSTRIAL SECTOR INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

IYJ | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Industrial Sector Index Fund (the “Fund”).

CUSIP: 464287754

Trading Symbol: IYJ

Underlying Index: Dow Jones U.S. Industrials Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Industrials Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Industrials Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the industrials sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: construction and materials, aerospace and defense, general industrials, electronic and electrical equipment, industrial engineering, industrial transportation and support services.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the industrials sector, the Fund will be concentrated in the industrials industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrial sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by environmental damages and product liability claims.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures

3

or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

4

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or

5

representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

6

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -1.98%.

The best calendar quarter return during the periods shown above was 18.43% in the 4th quarter of 2001; the worst was
-24.70% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 6/12/2000)
Return Before Taxes	-39.70%	-1.32%	-2.39%
Return After Taxes on Distributions[1]	-39.87%	-1.50%	-2.61%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-25.51%	-1.05%	-2.02%
Dow Jones U.S. Industrials Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-39.55%	-0.80%	-2.31%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

7

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

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Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

9

his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYJ”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

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requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

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sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

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Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,120,500	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

17

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$70.48	$70.02	$64.29	$53.22	$48.43

Income from investment operations:
Net investment income	1.09 [a]	0.89 [a]	0.77 [a]	0.62	0.49
Net realized and unrealized gain (loss)[b]	(29.35)	0.47	5.73	11.07	4.79

Total from investment operations	(28.26)	1.36	6.50	11.69	5.28

Less distributions from:
Net investment income	(1.09)	(0.90)	(0.77)	(0.62)	(0.49)

Total distributions	(1.09)	(0.90)	(0.77)	(0.62)	(0.49)

Net asset value, end of year	$41.13	$70.48	$70.02	$64.29	$53.22

Total return	(40.24)%	1.91%	10.24%	22.07%	10.90%

Ratios/Supplemental data:
Net assets, end of year (000s)	$213,853	$419,386	$308,109	$286,076	$236,838
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	2.11%	1.24%	1.22%	1.06%	0.97%
Portfolio turnover rate[c]	6%	4%	4%	7%	5%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

21

Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

22

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	1.06%
Greater than 0.5% and Less than 1.0%	7	1.86
Between 0.5% and -0.5%	360	95.74
Less than -0.5% and Greater than -1.0%	1	0.27
Less than -1.0% and Greater than -1.5%	3	0.80
Less than -1.5%	1	0.27

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(40.24)%	(40.21)%	(40.20)%	(1.90)%	(1.89)%	(1.42)%	(2.73)%	(2.73)%	(2.66)%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(40.24)%	(40.21)%	(40.20)%	(9.12)%	(9.10)%	(6.90)%	(21.79)%	(21.79)%	(21.32)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). The first day of secondary market trading in shares of the Fund was 6/20/00.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

1209 No person is authorized to give any information or to make any representations about the IYJ—Fund and its shares not contained in this Prospectus and you should not rely on any other P—information. Read and keep the Prospectus for future reference.

IS -

Investment Company Act File No.: 811-09729

iSHARES®

BlackRock

2009 PROSPECTUS TO SHAREHOLDERS iSHARES DOW JONES U.S. OIL & GAS EXPLORATION &; PRODUCTION INDEX FUND SEPTEMBER 1, 2009 (AS REVISED DECEMBER 1, 2009) Would you prefer to receive materials like this electronically? Please see the inside cover for details. IEO | NYSE Arca The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund (the “Fund”).

CUSIP: 464288851

Trading Symbol: IEO

Underlying Index: Dow Jones U.S. Select Oil Exploration & Production Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Select Oil Exploration & Production Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Exploration & Production Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the oil exploration and production sub-sector of the U.S. equity market. The Underlying Index includes companies that are engaged in the exploration for and extraction, production, refining, and supply of oil and gas products.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the oil exploration and production sub-sector, the Fund will be concentrated in the oil exploration and production industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in

3

response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently

4

trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Oil and Gas Sector Risk. The profitability of companies in the oil and gas sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil and gas sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil and gas sector may be at risk for environmental damage claims. Companies in the oil and gas sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, government regulation or world events in the regions that the companies operate (e.g.,

5

expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil and gas sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

6

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 7.19% .

The best calendar quarter return during the periods shown above was 24.97% in the 2nd quarter of 2008; the worst was -34.84% in the 3rd quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2006)
Return Before Taxes	-41.95%	-9.58%
Return After Taxes on Distributions[1]	-41.98%	-9.62%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-27.19%	-8.01%
Dow Jones U.S. Select Oil Exploration & Production Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-41.77%	-9.28%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

7

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index

Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

8

Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009.

9

Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IEO”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

11

of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

12

which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

13

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

14

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,311,000	50,000	$350	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

16

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

17

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007

Net asset value, beginning of period	$75.29	$54.72	$50.80

Income from investment operations:
Net investment income[b]	0.24	0.18	0.14
Net realized and unrealized gain (loss)[c]	(36.12)	20.55	3.90

Total from investment operations	(35.88)	20.73	4.04

Less distributions from:
Net investment income	(0.22)	(0.16)	(0.12)

Total distributions	(0.22)	(0.16)	(0.12)

Net asset value, end of period	$39.19	$75.29	$54.72

Total return	(47.69)%	37.95%	7.97%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$335,055	$289,873	$65,661
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	0.47%	0.28%	0.29%
Portfolio turnover rate[f]	19%	15%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

21

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.53%
Greater than 1.5% and Less than 2.0%	2	0.53
Greater than 1.0% and Less than 1.5%	5	1.33
Greater than 0.5% and Less than 1.0%	4	1.06
Between 0.5% and -0.5%	356	94.69
Less than -0.5% and Greater than -1.0%	3	0.80
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5%	2	0.53

	376	100.00%

22

II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(47.69)%	(47.63)%	(47.51)%	(7.98)%	(7.99)%	(7.66)%	(22.08)%	(22.12)%	(21.26)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). The first day of secondary market trading in shares of the Fund was 5/5/06.

23

For more information: WWW.iSHARES.COM 1-800-iShares (1-800-474-2737) Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds investments is available in the Funds Annual and Semi-Annual reports to shareholders. In the Funds Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds performance during the last fiscal year. If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520. No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other IS-P-IEO-1209 information. Read and keep the Prospectus for future reference. Investment Company Act File No.: 811-09729

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOWJONES U.S.

PHARMACEUTICALS INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IHE | NYSE Arca

I SHARES

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Pharmaceuticals Index Fund (the “Fund”).

CUSIP: 464288836

Trading Symbol: IHE

Underlying Index: Dow Jones U.S. Select Pharmaceuticals Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Dow Jones” and “Dow Jones U.S. Select Pharmaceuticals Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Pharmaceuticals Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the pharmaceuticals sector of the U.S. equity market. The Underlying Index includes pharmaceutical companies such as manufacturers of prescription or over-the-counter drugs or vaccines, but excludes producers of vitamins.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the pharmaceuticals sector, the Fund will be concentrated in the pharmaceuticals industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in

3

response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently

4

trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Pharmaceuticals Industry Risk. Companies in the pharmaceuticals industry are subject to competitive forces that may make it difficult to raise prices and, in fact,

5

may result in price discounting. The profitability of some companies in the pharmaceuticals industry may be dependent on a relatively limited number of products. In addition, their products can become obsolete due to industry innovation, changes in technologies or other market developments. Many new products in the pharmaceuticals industry are subject to government approvals, regulation and reimbursement rates. The process of obtaining government approvals may be long and costly. Many companies in the pharmaceuticals industry are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Companies in the pharmaceutical industry may be subject to extensive litigation based on product liability and similar claims.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

6

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 4.20%.

The best calendar quarter return during the periods shown above was 4.56% in the 2nd quarter of 2007; the worst was -10.14% in the 1st quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2006)
Return Before Taxes	-15.11%	-2.64%
Return After Taxes on Distributions[1]	-15.31%	-2.82%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-9.54%	-2.22%
Dow Jones U.S. Select Pharmaceuticals Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-14.52%	-2.14%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)

Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

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Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

9

his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IHE”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the

12

prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

13

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

14

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,208,000	50,000	$300	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

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No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$49.28	$57.56	$49.80

Income from investment operations:
Net investment income[b]	0.80	0.60	0.53
Net realized and unrealized gain (loss)[c]	(8.18)	(8.30)	7.71

Total from investment operations	(7.38)	(7.70)	8.24

Less distributions from:
Net investment income	(0.79)	(0.58)	(0.48)

Total distributions	(0.79)	(0.58)	(0.48)

Net asset value, end of period	$41.11	$49.28	$57.56

Total return	(15.13)%	(13.43)%	16.65%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$98,676	$71,463	$69,069
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	1.76%	1.12%	1.01%
Portfolio turnover rate[f]	27%	21%	21%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

21

Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.53%
Greater than 1.0% and Less than 1.5%	3	0.80
Greater than 0.5% and Less than 1.0%	6	1.60
Between 0.5% and -0.5%	358	95.20
Less than -0.5% and Greater than -1.0%	5	1.33
Less than -1.0% and Greater than -1.5%	1	0.27
Less than -1.5% and Greater than -2.0%	1	0.27

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(15.13)%	(15.03)%	(14.55)%	(5.01)%	(5.01)%	(4.53)%	(14.29)%	(14.29)%	(12.99)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). The first day of secondary market trading in shares of the Fund was 5/5/06.

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[THIS PAGE INTENTIONALLY LEFT BLANK]

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IHE-1209

ISHARES

BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS iSHARES DOW JONES U.S. OIL EQUIPMENT & amp; SERVICES INDEX FUND SEPTEMBER 1, 2009 (AS REVISED DECEMBER 1, 2009) Would you prefer to receive materials like this electronically? Please see the inside cover for details. IEZ | NYSE Arca The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. iShares

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Oil Equipment & Services Index Fund (the “Fund”).

CUSIP: 464288844

Trading Symbol: IEZ

Underlying Index: Dow Jones U.S. Select Oil Equipment & Services Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Select Oil Equipment & Services Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Oil Equipment & Services Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the oil equipment and services sector of the U.S. equity market. The Underlying Index includes companies that are suppliers of equipment or services to oil fields and offshore platforms, such as drilling, exploration, engineering, logistics, seismic information services and platform construction.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the oil equipment and services sector, the Fund will be concentrated in the oil equipment and services industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in

3

response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently

4

trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Oil Equipment and Services Sector Risk. The profitability of companies in the oil equipment and services sector is related to worldwide energy prices, exploration, and production spending. Companies in the oil equipment and services sector may be adversely affected by natural disasters or other catastrophes. Companies in the oil equipment and services sector may be at risk for environmental damage claims.

Companies in the oil equipment and services sector may be adversely affected by changes in exchange rates, interest rates, economic conditions, imposition of import

5

controls and increased competition. Companies in the oil equipment and services sector may be adversely affected by oil deposits, technological developments and labor relations. Companies in the oil and equipment services sector may be adversely affected by government regulation or world events in the regions that the companies operate (e.g., expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and repatriation of capital, military coups, social unrest, violence or labor unrest). Companies in the oil equipment and services sector may have significant capital investments in, or engage in transactions involving, emerging market countries, which may heighten these risks.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 26.31%.

The best calendar quarter return during the periods shown above was 29.25% in the 2nd quarter of 2008; the worst was
-48.86% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2006)
Return Before Taxes	-58.72%	-21.67%
Return After Taxes on Distributions[1]	-58.73%	-21.69%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-38.14%	-17.78%
Dow Jones U.S. Select Oil Equipment & Services Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-58.83%	-21.58%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.47%	None	None	0.47%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$48	$151	$263	$591

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

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Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.47%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

9

his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IEZ”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

13

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

14

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,832,000	50,000	$450	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc, and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

17

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$69.03	$51.49	$51.16

Income from investment operations:
Net investment income[b]	0.16	0.04	0.09
Net realized and unrealized gain (loss)[c]	(37.97)	17.53	0.33

Total from investment operations	(37.81)	17.57	0.42

Less distributions from:
Net investment income	(0.14)	(0.03)	(0.07)
Return of capital	–	–	(0.02)

Total distributions	(0.14)	(0.03)	(0.09)

Net asset value, end of period	$31.08	$69.03	$51.49

Total return	(54.76)%	34.13%	0.85%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$194,235	$314,093	$133,874
Ratio of expenses to average net assets[e]	0.47%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	0.37%	0.07%	0.20%
Portfolio turnover rate[f]	28%	21%	12%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

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Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.27%
Greater than 1.5% and Less than 2.0%	2	0.53
Greater than 1.0% and Less than 1.5%	1	0.27
Greater than 0.5% and Less than 1.0%	9	2.39
Between 0.5% and -0.5%	354	94.13
Less than -0.5% and Greater than -1.0%	6	1.60
Less than -1.0% and Greater than -1.5%	1	0.27
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.0% and Greater than -2.5%	1	0.27

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(54.76)%	(54.72)%	(54.88)%	(15.10)%	(15.09)%	(14.94)%	(38.80)%	(38.78)%	(38.45)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). The first day of secondary market trading in shares of the Fund was 5/5/06.

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For more information: WWW.iSHARES.COM 1-800-iShares (1-800-474-2737) Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520. No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference. Investment Company Act File No.: 811-09729 iShares® BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. REAL ESTATE INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

IYR | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Real Estate Index Fund (the “Fund”).

CUSIP: 464287739

Trading Symbol: IYR

Underlying Index: Dow Jones U.S. Real Estate Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Real Estate Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Real Estate Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the real estate sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: real estate holding and development and real estate investment trusts (“REITs”). As of May 29, 2009, the Underlying Index was concentrated in the REITs industry group, which comprised 95% of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

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Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the real estate sector, the Fund will be concentrated in the real estate industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market

3

downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA

4

believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Real Estate Investment Risks. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as REITs or real estate holding companies, which exposes investors to the risks of owning real estate directly as well as to risks that

5

relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

■	Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

■

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.

■

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

■

Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

■

Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

■

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends,

6

such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

■

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

■

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

■

U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

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Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

8

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -9.79% .

The best calendar quarter return during the periods shown above was 15.06% in the 4th quarter of 2004; the worst was
-38.27% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 6/12/2000)
Return Before Taxes	-40.02%	-1.12%	6.16%
Return After Taxes on Distributions[1]	-41.24%	-2.32%	4.51%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-25.74%	-1.40%	4.44%
Dow Jones U.S. Real Estate Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-40.07%	-0.89%	6.55%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

10

Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

11

his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYR”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

13

of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

14

which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

15

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

16

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

17

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,689,500	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

19

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$68.90	$85.64	$71.05	$59.42	$46.57

Income from investment operations:
Net investment income[a]	1.94	1.95	1.87	2.58	2.56
Net realized and unrealized gain (loss)[b]	(34.81)	(15.72)	15.84	11.66	12.85

Total from investment operations	(32.87)	(13.77)	17.71	14.24	15.41

Less distributions from:
Net investment income	(2.90)	(1.79)	(1.44)	(1.56)	(1.77)
Net realized gain	–	–	(0.12)	(0.44)	–
Return of capital	–	(1.18)	(1.56)	(0.61)	(0.79)

Total distributions	(2.90)	(2.97)	(3.12)	(2.61)	(2.56)

Net asset value, end of year	$33.13	$68.90	$85.64	$71.05	$59.42

Total return	(48.42)%	(16.16)%	25.35%	24.42%	33.62%

Ratios/Supplemental data:
Net assets, end of year (000s)	$1,721,081	$2,060,110	$1,815,535	$1,236,258	$736,783
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	4.50%	2.75%	2.33%	3.92%	4.56%
Portfolio turnover rate[c]	20%	7%	29%	19%	16%

[a]	Based on average shares outstanding throughout each period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com.

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

23

Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

24

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.5% and Less than 3.0%	2	0.53%
Greater than 2.0% and Less than 2.5%	1	0.27
Greater than 1.5% and Less than 2.0%	2	0.53
Greater than 1.0% and Less than 1.5%	5	1.33
Greater than 0.5% and Less than 1.0%	17	4.53
Between 0.5% and -0.5%	329	87.49
Less than -0.5% and Greater than -1.0%	10	2.66
Less than -1.0% and Greater than -1.5%	6	1.60
Less than -1.5%	4	1.06

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(48.42)%	(48.69)%	(48.58)%	(2.06)%	(2.15)%	(1.84)%	4.77%	4.72%	5.14%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(48.42)%	(48.69)%	(48.58)%	(9.87)%	(10.28)%	(8.85)%	51.24%	50.61%	56.20%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). The first day of secondary market trading in shares of the Fund was 6/19/00.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IYR-1209

2009 PROSPECTUS TO SHAREHOLDERS iSHARES® DOW JONES U.S. TELECOMMUNICATIONS SECTOR INDEX FUND SEPTEMBER 1, 2009 (AS REVISED DECEMBER 1, 2009) » Would you prefer to receive materials like this electronically? Please see the inside cover for details. IYZ | NYSE Arca The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. i ishares

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Telecommunications Sector Index Fund (the “Fund”).

CUSIP: 464287713

Trading Symbol: IYZ

Underlying Index: Dow Jones U.S. Select Telecommunications Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Select Telecommunications Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Telecommunications Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the telecommunications sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: fixed-line telecommunications and mobile telecommunications. As of May 29, 2009, the Underlying Index was concentrated in the fixed line telecommunications and mobile telecommunications industry groups, which comprised 74% and 26%, respectively, of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

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Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the telecommunications sector, the Fund will be concentrated in the telecommunications industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in

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response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently

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trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of

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small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Telecommunications Sector Risk. The domestic telecommunications market is characterized by increasing competition and regulation by the U.S. Federal Communications Commission and various state regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of telecommunications companies obsolete.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 10.01% .

The best calendar quarter return during the periods shown above was 34.65% in the 4th quarter of 2002; the worst was
-27.17% in the 2nd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 5/22/2000)
Return Before Taxes	-42.13%	-2.12%	-11.31%
Return After Taxes on Distributions[1]	-42.46%	-2.56%	-11.75%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-26.83%	-1.68%	-8.82%
Dow Jones U.S. Select Telecommunications Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-42.52%	-2.04%	-9.76%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow

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Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Mr. Savage has been a Portfolio Manager of the Fund since 2008. Prior to his

9

employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYZ”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

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Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

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Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153

15

under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$895,000	50,000	$250	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of

17

the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

18

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$25.27	$31.70	$25.57	$22.96	$21.58

Income from investment operations:
Net investment income	0.74 [a]	0.58 [a]	0.70 [a]	0.87 [a]	0.64
Net realized and unrealized gain (loss)[b]	(8.10)	(6.38)	6.05	2.55	1.35

Total from investment operations	(7.36)	(5.80)	6.75	3.42	1.99

Less distributions from:
Net investment income	(0.71)	(0.63)	(0.62)	(0.81)	(0.61)

Total distributions	(0.71)	(0.63)	(0.62)	(0.81)	(0.61)

Net asset value, end of year	$17.20	$25.27	$31.70	$25.57	$22.96

Total return	(29.28)%	(18.57)%	26.71%	15.24%	9.26%

Ratios/Supplemental data:
Net assets, end of year (000s)	$531,481	$596,315	$1,039,852	$547,275	$313,378
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	3.86%	1.92%	2.46%	3.63%	2.97%
Portfolio turnover rate[c]	26%	35%	12%	25%	10%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

19

Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

21

Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

22

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.27%
Greater than 1.5% and Less than 2.0%	2	0.53
Greater than 1.0% and Less than 1.5%	2	0.53
Greater than 0.5% and Less than 1.0%	9	2.39
Between 0.5% and -0.5%	344	91.48
Less than -0.5% and Greater than -1.0%	12	3.19
Less than -1.0% and Greater than -1.5%	3	0.80
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.0% and Greater than -2.5%	1	0.27
Less than -2.5% and Greater than -3.0%	1	0.27

	376	100.00%

23

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

24

Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(29.28)%	(29.19)%	(29.39)%	(1.68)%	(1.70)%	(1.80)%	(10.41)%	(10.41)%	(8.88)%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	INDEX	MARKET	INDEX
(29.28)%	(29.19)%	(29.39)%	(8.14)%	(8.23)%	(8.67)%	(62.60)%	(62.58)%	(56.49)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/22/00). The first day of secondary market trading in shares of the Fund was 5/26/00.

25

For more information: WWW.iSHARES.COM 1-800-iShares (1-800-474-2737) Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520. No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference. Investment Company Act File No.: 811-09729 I shares BLACKROCK IS-P-IYZ-1209

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOW JONES U.S. REGIONAL BANKS INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

IAT | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Regional Banks Index Fund (the “Fund”).

CUSIP: 464288778

Trading Symbol: IAT

Underlying Index: Dow Jones U.S. Select Regional Banks Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Select Regional Banks Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Select Regional Banks Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the regional bank sector of the U.S. equity market. The Underlying Index is a subset of the Dow Jones U.S. Bank Index. Small and mid-size banks are selected for inclusion based on their relative three-year average total assets as a percentage of the three-year average total assets held by all banks in the Dow Jones U.S. Bank Index, as determined by Dow Jones. As of May 29, 2009, each bank in the Underlying Index had three-year average total assets that represented less than 5% of the three-year average total assets held by all banks in the Dow Jones U.S. Bank Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an

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indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the regional bank sector, the Fund will be concentrated in the banking industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Financial Sector Risk. Companies in the banking industry are subject to extensive governmental regulation, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently. The financial services sector is exposed to risks that may impact the value of investments in the financial services sector more severely than investments outside this sector, including the risks associated with operating with substantial financial leverage. The financial services sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has caused an adverse impact in a broad range of mortgage, asset-backed, auction rate and other markets, including U.S. and international credit and interbank money markets generally,

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thereby affecting a wide range of financial services institutions and markets. This situation has created instability in the financial services markets and caused certain financial services companies to incur large losses. Some financial services companies have experienced declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial services companies have been required to accept or borrow significant amounts of capital from the U.S. government and may face future government imposed restrictions on their businesses or increased government intervention. These actions have caused the securities of many financial services companies to decline in value. The regional banking industry is competitive and failure to develop new services may result in lost market share.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S.

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stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

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Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

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Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -25.85%.

The best calendar quarter return during the periods shown above was 21.08% in the 3rd quarter of 2008; the worst was -24.14% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2006)
Return Before Taxes	-33.71%	-21.06%
Return After Taxes on Distributions[1]	-34.15%	-21.49%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-21.20%	-17.10%
Dow Jones U.S. Select Regional Banks Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-33.69%	-20.85%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow

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Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from

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2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IAT”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

14

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

15

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

16

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$923,500	50,000	$350	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

17

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

18

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

19

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from May 1, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$36.36	$50.39	$49.34

Income from investment operations:
Net investment income[b]	1.05	1.55	1.43
Net realized and unrealized gain (loss)[c]	(18.34)	(14.32)	1.08

Total from investment operations	(17.29)	(12.77)	2.51

Less distributions from:
Net investment income	(1.14)	(1.26)	(1.46)

Total distributions	(1.14)	(1.26)	(1.46)

Net asset value, end of period	$17.93	$36.36	$50.39

Total return	(48.35)%	(25.69)%	5.11%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$121,024	$189,069	$27,716
Ratio of expenses to average net assets[e]	0.48%	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.20%	4.00%	2.87%
Portfolio turnover rate[f]	19%	14%	13%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

21

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

22

Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	1.60%
Greater than 4.5% and Less than 5.0%	1	0.27
Greater than 3.5% and Less than 4.0%	1	0.27
Greater than 2.5% and Less than 3.0%	1	0.27
Greater than 2.0% and Less than 2.5%	2	0.53
Greater than 1.5% and Less than 2.0%	3	0.80
Greater than 1.0% and Less than 1.5%	3	0.80
Greater than 0.5% and Less than 1.0%	9	2.39
Between 0.5% and -0.5%	339	90.13
Less than -0.5% and Greater than -1.0%	4	1.06
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.0% and Greater than -2.5%	1	0.27
Less than -2.5% and Greater than -3.0%	1	0.27
Less than -3.0% and Greater than -3.5%	1	0.27
Less than -3.5%	1	0.27

	376	100.00%

24

II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund . The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(48.35)%	(48.45)%	(48.37)%	(26.11)%	(26.17)%	(25.91)%	(59.66)%	(59.76)%	(59.33)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/06). The first day of secondary market trading in shares of the Fund was 5/5/06.

25

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

1209 No person is authorized to give any information or to make any representations about the—IAT Fund and its shares not contained in this Prospectus and you should not rely on any other P—information. Read and keep the Prospectus for future reference.

IS -

Investment Company Act File No.: 811-09729

iSHARES®

BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® DOWJONES U.S.

TECHNOLOGY SECTOR INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

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criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

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iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Technology Sector Index Fund (the “Fund”).

CUSIP: 464287721

Trading Symbol: IYW

Underlying Index: Dow Jones U.S. Technology Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Technology Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Technology Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the technology sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: software and computer services and technology hardware and equipment.

As of May 29, 2009, the Underlying Index was concentrated in the technology hardware & equipment and software & computer services industry groups, which comprised 55% and 45%, respectively, of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an

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indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the technology sector, the Fund will be concentrated in the technology industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

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Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR

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DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

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Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Technology Sector Risk. Technology companies face intense competition, both domestically and internationally, which may have an adverse affect on profit margins. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 26.09%.

The best calendar quarter return during the periods shown above was 36.98% in the 4th quarter of 2001; the worst was -36.47% in the 3rd quarter of 2001.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 5/15/2000)
Return Before Taxes	-43.07%	-5.70%	-12.65%
Return After Taxes on Distributions[1]	-43.11%	-5.77%	-12.68%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-27.91%	-4.74%	-9.69%
Dow Jones U.S. Technology Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-42.87%	-5.21%	-12.15%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

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Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and iShares Dow Jones U.S. Utilities Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

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his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IYW”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

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of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

12

which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

13

requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

14

sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,137,000	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

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No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$56.38	$56.66	$51.89	$42.94	$44.49

Income from investment operations:
Net investment income (loss)	0.23 [a]	0.13 [a]	0.08 [a]	(0.01)	0.72
Net realized and unrealized gain (loss)[b]	(14.76)	(0.25)	4.80	9.00	(1.53)

Total from investment operations	(14.53)	(0.12)	4.88	8.99	(0.81)

Less distributions from:
Net investment income	(0.24)	(0.13)	(0.08)	–	(0.71)
Return of capital	–	(0.03)	(0.03)	(0.04)	(0.03)

Total distributions	(0.24)	(0.16)	(0.11)	(0.04)	(0.74)

Net asset value, end of year	$41.61	$56.38	$56.66	$51.89	$42.94

Total return	(25.76)%	(0.23)%	9.43%	20.94%	(2.01)%

Ratios/Supplemental data:
Net assets, end of year (000s)	$826,010	$1,088,048	$781,887	$557,864	$395,005
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income (loss) to average net assets	0.52%	0.21%	0.15%	(0.04)%	1.78%
Portfolio turnover rate[c]	5%	5%	6%	7%	9%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

21

Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.27%
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	3	0.80
Greater than 0.5% and Less than 1.0%	4	1.06
Between 0.5% and -0.5%	360	95.73
Less than -0.5% and Greater than -1.0%	4	1.06
Less than -1.0% and Greater than -1.5%	1	0.27
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.0% and Greater than -2.5%	1	0.27

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(25.76)%	(25.75)%	(25.45)%	(0.80)%	(0.88)%	(0.29)%	(10.59)%	(10.59)%	(10.09)%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(25.76)%	(25.75)%	(25.45)%	(3.96)%	(4.30)%	(1.45)%	(63.34)%	(63.34)%	(61.46)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/15/00). The first day of secondary market trading in shares of the Fund was 5/19/00.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IYW-1209

iShares® BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS iSHARES® DOW JONES U.S. UTILITIES SECTOR INDEX FUND SEPTEMBER 1, 2009 (AS REVISED DECEMBER 1, 2009) » Would you prefer to receive materials like this electronically? Please see the inside cover for details. IDU | NYSE Arca The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. iiShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Dow Jones U.S. Utilities Sector Index Fund (the “Fund”).

CUSIP: 464287697

Trading Symbol: IDU

Underlying Index: Dow Jones U.S. Utilities Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

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“Dow Jones” and “Dow Jones U.S. Utilities Index” are servicemarks of Dow Jones & Company, Inc. licensed for use for certain purposes by BTC. The Fund is not sponsored, endorsed, sold or promoted by Dow Jones & Company, Inc. and Dow Jones & Company, Inc. makes no representation regarding the advisability of investing in the Fund.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Dow Jones U.S. Utilities Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Dow Jones & Company, Inc. (“Dow Jones”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the utilities sector of the U.S. equity market. The Underlying Index includes companies in the following industry groups: electricity, gas, water and multi-utilities.

As of May 29, 2009, the Underlying Index was concentrated in the electricity and gas, water & multi-utilities industry groups, which comprised 74% and 26%, respectively, of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by companies in the utilities sector, the Fund will be concentrated in the utilities industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market

3

downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA

4

believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies

5

and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Utilities Sector Risk. Companies in the utilities sector may be adversely affected by changes in exchange rates, domestic and international competition, and governmental limitation on rates charged to customers. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates. Deregulation is subjecting utility companies to greater competition and may adversely affect profitability. As deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -1.43% .

The best calendar quarter return during the periods shown above was 19.33% in the 2nd quarter of 2003; the worst was
-20.05% in the 3rd quarter of 2002.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Five Years	Since Fund Inception
(Inception Date: 6/12/2000)
Return Before Taxes	-30.35%	6.84%	3.00%
Return After Taxes on Distributions[1]	-30.68%	6.38%	2.30%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-19.20%	5.94%	2.33%
Dow Jones U.S. Utilities Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-30.25%	7.34%	3.50%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on the Fund’s allocable portion of the aggregate of the average daily net assets of the Fund and certain other iShares funds (iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector Index Fund, iShares Dow Jones U.S. Consumer Services

8

Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund and iShares Dow Jones U.S. Telecommunications Sector Index Fund, each of which are offered in separate prospectuses) as follows: 0.48% per annum of the aggregate net assets less than or equal to $10.0 billion, plus 0.43% per annum of the aggregate net assets between $10.0 billion and $20.0 billion, plus 0.38% per annum of the aggregate net assets in excess of $20.0 billion.

As calculated on April 30, 2009, for its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund, based on a percentage of the Fund’s average daily net assets, at an annual rate of 0.48% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to

9

his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IDU”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

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The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business

11

of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index,

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which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period

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requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and

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sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of

15

Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$3,207,500	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

17

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each year)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Year ended Apr. 30, 2005
Net asset value, beginning of year	$97.45	$101.03	$76.76	$72.98	$57.58

Income from investment operations:
Net investment income	2.70 [a]	2.41 [a]	2.25 [a]	2.20	1.99
Net realized and unrealized gain (loss)[b]	(36.08)	(3.56)	24.31	3.76	15.41

Total from investment operations	(33.38)	(1.15)	26.56	5.96	17.40

Less distributions from:
Net investment income	(2.58)	(2.43)	(2.29)	(2.18)	(2.00)

Total distributions	(2.58)	(2.43)	(2.29)	(2.18)	(2.00)

Net asset value, end of year	$61.49	$97.45	$101.03	$76.76	$72.98

Total return	(34.67)%	(1.09)%	35.16%	8.16%	30.71%

Ratios/Supplemental data:
Net assets, end of year (000s)	$405,856	$803,978	$959,823	$675,481	$645,868
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.60%	0.60%
Ratio of net investment income to average net assets	3.45%	2.46%	2.59%	2.82%	3.10%
Portfolio turnover rate[c]	9%	7%	5%	5%	7%

[a]	Based on average shares outstanding throughout the period.
[b]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[c]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Dow Jones Indexes, a business unit of Dow Jones, is a full service index provider which develops, maintains and licenses indexes for use as benchmarks and as the basis of investment products.

Best known for the Dow Jones Industrial Average, Dow Jones Indexes also is co-owner of the Dow Jones STOXX indexes, the world’s leading pan-European indexes. Dow Jones Indexes provides the Dow Jones Global Index family, which is anchored by the Dow Jones 5000 and covers more than 12,000 securities in 61 markets. Beyond equity indexes, Dow Jones Indexes maintains a number of alternative indexes, including measures of the hedge fund and commodity markets. Dow Jones indexes are maintained according to clear, unbiased and systematic methodologies that are fully integrated within index families. www.djindexes.com

Dow Jones (www.dowjones.com) is a News Corporation company (NYSE: NWS, NWS.A; ASX: NWS, NWSLV; www.newscorp.com). Dow Jones is a leading provider of global business news and information services. Its Consumer Media Group publishes The Wall Street Journal, Barron’s, MarketWatch and the Far Eastern Economic Review. Its Enterprise Media Group includes Dow Jones Newswires, Dow Jones Factiva, Dow Jones Client Solutions, Dow Jones Indexes and Dow Jones Financial Information Services. Its Local Media Group operates community-based information franchises. Dow Jones owns 50% of SmartMoney and 33% of STOXX Ltd. and provides news content to radio stations in the U.S.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Dow Jones. Dow Jones makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Dow Jones’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Dow Jones and of the Underlying Index which is determined, composed and calculated by Dow Jones without regard to the Trust, BTC, BFA or the Fund. Dow Jones has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Dow Jones is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Dow Jones has no obligation or liability in connection with the administration, marketing or trading of the Fund. Dow Jones does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Dow Jones shall have no liability for any errors, omissions, or interruptions therein.

Dow Jones makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Dow Jones makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Dow Jones have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages. There are no third party beneficiaries of any agreements or arrangements between Dow Jones and BTC.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

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Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	2	0.53%
Greater than 1.0% and Less than 1.5%	2	0.53
Greater than 0.5% and Less than 1.0%	6	1.60
Between 0.5% and -0.5%	361	96.01
Less than -0.5% and Greater than -1.0%	3	0.80
Less than -1.0% and Greater than -1.5%	2	0.53

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(34.67)%	(34.59)%	(34.66)%	4.31%	4.32%	4.76%	1.62%	1.63%	2.10%

Cumulative Total Returns
Year Ended 4/30/09			Five Years Ended 4/30/09			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(34.67)%	(34.59)%	(34.66)%	23.48%	23.55%	26.16%	15.39%	15.45%	20.28%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/12/00). The first day of secondary market trading in shares of the Fund was 6/19/00.

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For more information: WWW.iSHARES.COM 1-800-iShares (1-800-474-2737) Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520. No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference. Investment Company Act File No.: 811-09729 IS-P-IDU-1209 iiShares® BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS iSHARES FTSE EPRA/NAREIT DEVELOPED REAL ESTATE ex-U.S. INDEX FUND SEPTEMBER 1, 2009 (AS REVISED DECEMBER 1, 2009) Would you prefer to receive materials like this electronically? Please see the inside cover for details. IFGL | Nasdaq The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. iShares

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund* (the “Fund”).

CUSIP: 464288489

Trading Symbol: IFGL

Underlying Index: FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index*

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 100,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

*	On March 23, 2009, the name of the Fund changed from the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund to reflect a change in the name of the Fund’s Underlying Index from FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index to FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index.
**	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A. Advisors.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index” are marks that have been licensed for use for certain purposes by BTC.

i

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on The NASDAQ Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the stock performance of companies engaged in the ownership and development of the following real estate markets defined as developed by FTSE EPRA/NAREIT: Canada, Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom (including the Channel Islands)), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand, and Singapore). As of May 29, 2009, the Underlying Index was comprised of stocks of companies in the following markets: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Italy, Japan, Netherlands, New Zealand, Norway, Poland, Singapore, Spain, Sweden, Switzerland and the United Kingdom. As of May 29, 2009, the Underlying Index had a total market capitalization of approximately $450 billion.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between

2

the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a foreign market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

3

European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and recessions among EU members may have a significant adverse effect on the economies of other EU members and the EMU Member States.

Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.

Global Real Estate Risks. Since the Fund concentrates its assets in the global real estate industry, the Fund will be impacted by the performance of the global real estate markets.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange

4

or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing

5

to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Non-U.S. Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Real Estate Investment Risks. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as real estate investment trusts (“REITs”) or real estate holding companies, which exposes investors to the risks of owning real estate directly as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and

6

local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

■	Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

■

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.

■

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

■

Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

■

Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

■

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

7

■

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

■

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

■

U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Structural Risks. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

8

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 18.10% .

The best calendar quarter return during the period shown above was -9.41% in the 1st quarter of 2008; the worst was -25.89% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 11/12/2007)
Return Before Taxes	-52.04%	-49.11%
Return After Taxes on Distributions[1]	-52.42%	-49.53%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-33.39%	-41.34%
FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-52.16%	-49.17%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

9

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.48% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ending October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IFGL”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your

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name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing

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service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment

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Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States, which includes an exchange of information program or if the stock, with respect to which the dividend was paid, is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with each of the following countries, among others, in which the Fund may invest: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

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Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the

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Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated

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with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,493,000	100,000	$4,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including

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BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

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An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$44.91	$48.67

Income from investment operations:
Net investment income[b]	1.04	0.64
Net realized and unrealized loss[c]	(23.80)	(4.00)

Total from investment operations	(22.76)	(3.36)

Less distributions from:
Net investment income	(1.21)	(0.40)

Total distributions	(1.21)	(0.40)

Net asset value, end of period	$20.94	$44.91

Total return	(51.30)%	(6.88)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$194,743	$22,457
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.43%	3.19%
Portfolio turnover rate[f]	9%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

FTSE is an independent company whose sole business is the creation and management of indexes and associated data services. The company is a joint venture between The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1,000 real-time indexes. “FTSE™” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited, “NAREIT®” is a trademark of National Association of Real Estate Investment Trusts (“NAREIT”), “EPRA®” is the trademark of the European Public Real Estate Association (“EPRA”) and are used by FTSE under license. FTSE is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, euronext N.V., the Financial Times Limited, EPRA or NAREIT (together, the “FTSE Licensor Parties”). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits)

22

resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by Nasdaq. Nasdaq makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. Nasdaq is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Nasdaq has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

Nasdaq does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Nasdaq makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Nasdaq makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Nasdaq have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	1.60%
Greater than 5.5% and Less than 6.0%	1	0.27
Greater than 5.0% and Less than 5.5%	3	0.80
Greater than 4.5% and Less than 5.0%	5	1.33
Greater than 4.0% and Less than 4.5%	4	1.06
Greater than 3.5% and Less than 4.0%	4	1.06
Greater than 3.0% and Less than 3.5%	11	2.91
Greater than 2.5% and Less than 3.0%	10	2.66
Greater than 2.0% and Less than 2.5%	18	4.79
Greater than 1.5% and Less than 2.0%	35	9.31
Greater than 1.0% and Less than 1.5%	47	12.50
Greater than 0.5% and Less than 1.0%	57	15.16
Between 0.5% and -0.5%	94	25.01
Less than -0.5% and Greater than -1.0%	27	7.18
Less than -1.0% and Greater than -1.5%	20	5.32
Less than -1.5% and Greater than -2.0%	11	2.91
Less than -2.0% and Greater than -2.5%	10	2.66
Less than -3.0% and Greater than -3.5%	3	0.80
Less than -3.5% and Greater than -4.0%	4	1.06
Less than -4.0% and Greater than -4.5%	1	0.27
Less than -4.5% and Greater than -5.0%	3	0.80
Less than -5.0% and Greater than -5.5%	1	0.27
Less than -6.0%	1	0.27

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(51.30)%	(52.77)%	(51.59)%	(41.63)%	(41.86)%	(41.83)%	(54.65)%	(54.91)%	(54.87)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). The first day of secondary market trading in shares of the Fund was 11/16/07.

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For more information: WWW.iSHARES.COM 1-800-iShares (1-800-474-2737) Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520. No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference. Investment Company Act File No.: 811-09729 IS-P-IFGL-1209 iShares® BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® FTSE EPRA/NAREIT

DEVELOPED ASIA INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

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Please see the inside cover for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IFAS | Nasdaq

I SHARES

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

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Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares FTSE EPRA/NAREIT Developed Asia Index Fund* (the “Fund”).

CUSIP: 464288463

Trading Symbol: IFAS

Underlying Index: FTSE EPRA/NAREIT Developed Asia Index*

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 100,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

*	On March 23, 2009, the name of the Fund changed from the iShares FTSE EPRA/NAREIT Asia Index Fund to the iShares FTSE EPRA/NAREIT Developed Asia Index Fund to reflect a change in the name of the Fund’s Underlying Index from FTSE EPRA/NAREIT Asia Index to FTSE EPRA/NAREIT Developed Asia Index.
**	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT Developed Asia Index” are marks that have been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on The NASDAQ Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Asia Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the stock performance of companies engaged in the ownership and development of Asian real estate markets defined by FTSE EPRA/ NAREIT as developed (including Australia, Hong Kong, Japan, New Zealand, and Singapore). As of May 29, 2009, the Underlying Index had a total market capitalization of approximately $204 billion.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Asian Economic Risk. Certain Asian economies have experienced over-extension of credit, currency devaluations and restrictions, high unemployment, high inflation, decreased exports and economic recessions. Economic events in any one country can have a significant economic effect on the entire Asian region and on the economies of Australia, Hong Kong, Japan, New Zealand and Singapore.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a foreign market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Geographic Risk. Some markets in which the Fund invests are located in parts of the world that have historically been prone to natural disasters such as earthquakes, volcanoes, droughts, floods and tsunamis or are economically sensitive to environmental events. Any natural disaster could have a significant adverse impact on the economies of these geographic areas.

Global Real Estate Risks. Since the Fund concentrates its assets in the global real estate industry, the Fund will be impacted by the performance of the global real estate markets.

3

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary

4

market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Non-U.S. Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

5

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Real Estate Investment Risks. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as real estate investment trusts (“REITs”) or real estate holding companies, which exposes investors to the risks of owning real estate directly as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

■	Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

■

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.

■

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt

6

service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

■

Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

■

Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

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Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

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Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

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Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

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U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Structural Risks. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 24.84%.

The best calendar quarter return during the period shown above was -7.93% in the 2nd quarter of 2008; the worst was -22.97% in the 3rd quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 11/12/2007)
Return Before Taxes	-52.37%	-49.28%
Return After Taxes on Distributions[1]	-52.87%	-49.82%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-33.76%	-41.64%
FTSE EPRA/NAREIT Developed Asia Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-52.51%	-49.34%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ending October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IFAS”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers

14

may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States, which includes an exchange of information program or if the stock, with respect to which the dividend was paid, is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with each of the following countries in which the Fund currently expects to invest: Australia, Japan and New Zealand.
Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during

15

the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, as expected, more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

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Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 100,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153

17

under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,550,000	100,000	$3,000	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

19

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$43.10	$48.06

Income from investment operations:
Net investment income[b]	0.94	0.52
Net realized and unrealized loss[c]	(22.28)	(5.08)

Total from investment operations	(21.34)	(4.56)

Less distributions from:
Net investment income	(1.00)	(0.40)
Return of capital	(0.14)	–

Total distributions	(1.14)	(0.40)

Net asset value, end of period	$20.62	$43.10

Total return	(50.04)%	(9.49)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$10,312	$8,619
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.81%	2.71%
Portfolio turnover rate[f]	8%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

FTSE is an independent company whose sole business is the creation and management of indexes and associated data services. The company is a joint venture between The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1,000 real-time indexes. “FTSE™” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited, “NAREIT®” is a trademark of National Association of Real Estate Investment Trusts (“NAREIT”), “EPRA®” is the trademark of the European Public Real Estate Association (“EPRA”) and are used by FTSE under license. FTSE is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, euronext N.V., the Financial Times Limited, EPRA or NAREIT (together, the “FTSE Licensor Parties”). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

22

Shares of the Fund are not sponsored, endorsed or promoted by Nasdaq. Nasdaq makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. Nasdaq is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Nasdaq has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

Nasdaq does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Nasdaq makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Nasdaq makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Nasdaq have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

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Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	9	2.39%
Greater than 5.5% and Less than 6.0%	4	1.06
Greater than 4.5% and Less than 5.0%	1	0.27
Greater than 4.0% and Less than 4.5%	8	2.13
Greater than 3.5% and Less than 4.0%	6	1.60
Greater than 3.0% and Less than 3.5%	15	3.99
Greater than 2.5% and Less than 3.0%	9	2.39
Greater than 2.0% and Less than 2.5%	21	5.59
Greater than 1.5% and Less than 2.0%	28	7.45
Greater than 1.0% and Less than 1.5%	42	11.17
Greater than 0.5% and Less than 1.0%	43	11.44
Between 0.5% and -0.5%	82	21.80
Less than -0.5% and Greater than -1.0%	27	7.18
Less than -1.0% and Greater than -1.5%	32	8.51
Less than -1.5% and Greater than -2.0%	14	3.72
Less than -2.0% and Greater than -2.5%	12	3.19
Less than -2.5% and Greater than -3.0%	8	2.13
Less than -3.0% and Greater than -3.5%	6	1.60
Less than -3.5% and Greater than -4.0%	2	0.53
Less than -4.0% and Greater than -4.5%	1	0.27
Less than -4.5% and Greater than -5.0%	2	0.53
Less than -5.0%	4	1.06

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(50.04)%	(49.88)%	(50.28)%	(41.75)%	(41.54)%	(41.91)%	(54.78)%	(54.54)%	(54.96)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). The first day of secondary market trading in shares of the Fund was 11/16/07.

26

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IFAS-1209

ISHARES

BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® FTSE EPRA/NAREIT

DEVELOPED EUROPE INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IFEU | Nasdaq

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares FTSE EPRA/NAREIT Developed Europe Index Fund* (the “Fund”).

CUSIP: 464288471

Trading Symbol: IFEU

Underlying Index: FTSE EPRA/NAREIT Developed Europe Index*

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

*	On March 23, 2009, the name of the Fund changed from the iShares FTSE EPRA/NAREIT

Europe Index Fund to the iShares FTSE EPRA/NAREIT Developed Europe Index Fund to reflect a change in the name of the Fund’s Underlying Index from FTSE EPRA/NAREIT Europe Index to FTSE EPRA/NAREIT Developed Europe Index.

** Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT Developed Europe Index” are marks that have been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on The NASDAQ Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT Developed Europe Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the stock performance of companies engaged in the ownership and development of European real estate markets as defined by FTSE

EPRA/NAREIT as developed (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom (including the Channel Islands)). As of May 29, 2009, the Underlying Index had a total market capitalization of approximately $74 billion.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a foreign market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

European Economic Risk. The Economic and Monetary Union (the “EMU”) of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro and recessions among EU members may have a significant adverse effect on the economies of other EU members and the EMU Member States.

Global Real Estate Risks. Since the Fund concentrates its assets in the global real estate industry, the Fund will be impacted by the performance of the global real estate markets.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the

3

value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or on their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

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Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Non-U.S. Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

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■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Real Estate Investment Risks. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as real estate investment trusts (“REITs”) or real estate holding companies, which exposes investors to the risks of owning real estate directly as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

■	Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

■

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.

■

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate

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Company to make payments of any interest and principal on its debt securities will be adversely affected.

■

Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

■

Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

■

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

■

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

■

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

■

U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and

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the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Structural Risks. Certain countries in which the Fund invests may experience currency devaluations, substantial rates of inflation or economic recessions, causing a negative effect on their economies and securities markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 1.82%.

The best calendar quarter return during the period shown above was 6.43% in the 1st quarter of 2008; the worst was -34.56% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 11/12/2007)
Return Before Taxes	-51.13%	-48.67%
Return After Taxes on Distributions[1]	-51.70%	-49.21%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-32.39%	-40.87%
FTSE EPRA/NAREIT Developed Europe Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-51.46%	-48.92%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ending October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

11

fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IFEU”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your

12

name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing

13

service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment

14

Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States, which includes an exchange of information program or if the stock, with respect to which the dividend was paid, is readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with each of the following countries in which the Fund currently expects to invest: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

15

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

Dividends and interest received by the Fund with respect to non-U.S. securities may give rise to withholding and other taxes imposed by non-U.S. countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the total assets of the Fund at the close of a year consist of non-U.S. stocks or securities, the Fund may “pass through” to you certain non-U.S. income taxes (including withholding taxes) paid by the Fund. This means that you would be considered to have received as an additional dividend your share of such non-U.S. taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your U.S. federal income tax.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

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The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

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Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,134,500	50,000	$2,700	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

19

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$49.50	$50.03

Income from investment operations:
Net investment income[b]	1.48	0.70
Net realized and unrealized loss[c]	(27.96)	(1.06)

Total from investment operations	(26.48)	(0.36)

Less distributions from:
Net investment income	(1.98)	(0.17)

Total distributions	(1.98)	(0.17)

Net asset value, end of period	$21.04	$49.50

Total return	(54.43)%	(0.71)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$3,156	$4,950
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.99%	3.10%
Portfolio turnover rate[f]	12%	1%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

FTSE is an independent company whose sole business is the creation and management of indexes and associated data services. The company is a joint venture between The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1,000 real-time indexes. “FTSE™” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited, “NAREIT®” is a trademark of National Association of Real Estate Investment Trusts (“NAREIT”), “EPRA®” is the trademark of the European Public Real Estate Association (“EPRA”) and are used by FTSE under license. FTSE is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, euronext N.V., the Financial Times Limited, EPRA or NAREIT (together, the “FTSE Licensor Parties”). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits)

22

resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by Nasdaq. Nasdaq makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. Nasdaq is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Nasdaq has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

Nasdaq does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Nasdaq makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Nasdaq makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Nasdaq have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

24

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	1.60%
Greater than 5.0% and Less than 5.5%	1	0.27
Greater than 4.5% and Less than 5.0%	1	0.27
Greater than 4.0% and Less than 4.5%	2	0.53
Greater than 3.5% and Less than 4.0%	3	0.80
Greater than 3.0% and Less than 3.5%	5	1.33
Greater than 2.5% and Less than 3.0%	12	3.19
Greater than 2.0% and Less than 2.5%	12	3.19
Greater than 1.5% and Less than 2.0%	14	3.72
Greater than 1.0% and Less than 1.5%	31	8.24
Greater than 0.5% and Less than 1.0%	57	15.16
Between 0.5% and -0.5%	146	38.83
Less than -0.5% and Greater than -1.0%	43	11.44
Less than -1.0% and Greater than -1.5%	19	5.04
Less than -1.5% and Greater than -2.0%	6	1.60
Less than -2.0% and Greater than -2.5%	7	1.86
Less than -2.5% and Greater than -3.0%	4	1.06
Less than -3.0% and Greater than -3.5%	1	0.27
Less than -3.5% and Greater than -4.0%	2	0.53
Less than -4.0% and Greater than -4.5%	1	0.27
Less than -4.5%	3	0.80

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(54.43)%	(55.57)%	(54.85)%	(41.73)%	(42.04)%	(42.15)%	(54.75)%	(55.11)%	(55.23)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). The first day of secondary market trading in shares of the Fund was 11/16/07.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IFEU-1209

iShares® BlackRock

2009 PROSPECTUS TO SHAREHOLDERS iSHARES FTSE KLD SELECT SOCIAL INDEX FUND SEPTEMBER 1, 2009 (AS REVISED DECEMBER 1, 2009) Would you prefer to receive materials like this electronically? Please see the inside cover for details. KLD | NYSE Arca The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares FTSE KLD Select Social Index Fund* (the “Fund”).

CUSIP: 464288802

Trading Symbol: KLD

Underlying Index: FTSE KLD Select Social Index*

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* On July 29, 2009, the name of the Fund changed from the iShares KLD Select SocialSM Index Fund to the iShares FTSE KLD Select Social Index Fund to reflect a change in the Fund’s Index Provider from KLD Research & Analytics, Inc. to FTSE International Limited and a change in the name of the Fund’s Underlying Index from KLD Select SocialSM Index to FTSE KLD Select Social Index.

** Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“FTSE,” and “FTSE KLD Select Social Index” are servicemarks of FTSE International Limited licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE KLD Select Social Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

Principal Investment Strategies

The Underlying Index is designed to measure the performance of a portfolio that maximizes exposure to large capitalization companies that KLD Research & Analytics,

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Inc. (“KLD”) determines have positive environmental, social, and governance (“ESG”) performance relative to their industry and sector peers and in relation to the broader market, while at the same time maintaining risk and return characteristics similar to the FTSE US 500 Index. The Underlying Index consists of approximately 250 companies selected by KLD from the universe of companies included in the FTSE All-World US Index. KLD evaluates each eligible company’s ESG performance using standardized criteria and assigns an “overall rating” to each company. The selection process is designed so that companies with relatively higher overall ratings are expected to have a higher representation in the Underlying Index than they do in the FTSE All-World US Index. Companies with relatively lower overall ratings are expected to have a lower representation in the Underlying Index than they do in the FTSE All-World US Index. Exceptions may result from the Underlying Index’s objective of having the risk and return characteristics of the FTSE US 500 Index. Companies that KLD determines are involved in the tobacco industry are excluded from the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying

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Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

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Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading

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prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

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Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not. The performance of the Underlying Index, and therefore the performance of the Fund, may differ from the performance of the S&P 500 Index due to the different mix of securities in the Underlying Index and Fund as compared to the securities in the S&P 500 Index.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 5.52%.

The best calendar quarter return during the periods shown above was 6.79% in the 2nd quarter of 2007; the worst was -23.96% in the 4th quarter of 2008.

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Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 1/24/2005)
Return Before Taxes	-35.76%	-5.03%
Return After Taxes on Distributions[1]	-35.93%	-5.24%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-22.92%	-4.14%
FTSE KLD Select Social Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	-35.52%	-4.57%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

[2]	Effective July 29, 2009, the name of the Fund’s Underlying Index changed from KLD Select SocialSM Index to FTSE KLD Select Social Index.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.50%	None	None	0.50%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

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Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.50%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund.

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Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “KLD”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take

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advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV

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should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that

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occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to

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you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been

13

held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed

14

participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,002,500	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under

15

different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held

16

directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

17

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jan. 24, 2005[a] to Apr. 30, 2005
Net asset value, beginning of period	$57.41	$61.30	$55.31	$49.02	$49.69

Income from investment operations:
Net investment income	0.92 [b]	0.85 [b]	0.75 [b]	0.67	0.18
Net realized and unrealized gain (loss)[c]	(19.47)	(3.92)	6.12	6.26	(0.71)

Total from investment operations	(18.55)	(3.07)	6.87	6.93	(0.53)

Less distributions from:
Net investment income	(0.90)	(0.82)	(0.88)	(0.64)	(0.14)

Total distributions	(0.90)	(0.82)	(0.88)	(0.64)	(0.14)

Net asset value, end of period	$37.96	$57.41	$61.30	$55.31	$49.02

Total return	(32.47)%	(5.08)%	12.58%	14.20%	(1.07)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$94,906	$120,561	$91,956	$129,975	$41,669
Ratio of expenses to average net assets[e]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[e]	2.08%	1.41%	1.34%	1.32%	1.16%
Portfolio turnover rate[f]	52%	29%	46%	46%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

FTSE is an independent company whose sole business is the creation and management of indexes and associated data services. The company is a joint venture between The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1,000 real-time indexes “FTSE™” is a trademark jointly owned by the London Stock Exchange PLC and The Financial Times Limited and is used by FTSE under license. In collaboration with FTSE, KLD, an independent investment research firm, selects and determines the weightings of the companies to be included in the Underlying Index. Neither KLD nor FTSE is affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, the Financial Times Limited or NAREIT (together, the “FTSE Licensor Parties”). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

19

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

20

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.27%
Greater than 1.5% and Less than 2.0%	2	0.53
Greater than 1.0% and Less than 1.5%	2	0.53
Greater than 0.5% and Less than 1.0%	8	2.13
Between 0.5% and -0.5%	355	94.41
Less than -0.5% and Greater than -1.0%	3	0.80
Less than -1.0% and Greater than -1.5%	3	0.80
Less than -1.5%	2	0.53

	376	100.00%

21

II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(32.47)%	(32.45)%	(32.19)%	(4.67)%	(4.68)%	(4.21)%	(18.47)%	(18.49)%	(16.76)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (1/24/05). The first day of secondary market trading in shares of the Fund was 1/28/05.

22

For more information: WWW.iSHARES.COM 1-800-iShares (1-800-474-2737) Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus. Additional information about the Funds investments is available in the Funds Annual and Semi-Annual reports to shareholders. In the Funds Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds performance during the last fiscal year. If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456 Information about the Fund (including the SAI) can be reviewed and copied at the SECs Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SECs website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SECs Public Reference Section, Washington, D.C. 20549-1520. No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other IS-P-KLD-1209 information. Read and keep the Prospectus for future reference. Investment Company Act File No.: 811-09729 BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® FTSE KLD 400 SOCIAL

INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

DSI | NYSE Arca

I SHARES

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares FTSE KLD 400 Social Index Fund* (the “Fund”).

CUSIP: 464288570

Trading Symbol: DSI

Underlying Index: FTSE KLD 400 Social Index*

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* On July 29, 2009, the name of the Fund changed from the iShares KLD 400 SocialSM Index Fund to the iShares FTSE KLD 400 Social Index Fund to reflect a change in the Fund’s Index Provider from KLD Research & Analytics, Inc. to FTSE International Limited and a change in the name of the Fund’s Underlying Index from Domini 400 SocialSM Index to FTSE KLD 400 Social Index.

** Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“FTSE,” and “FTSE KLD 400 Social Index” are servicemarks of FTSE International Limited licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE KLD 400 Social Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index is designed to measure the performance of common stocks of companies that KLD Research & Analytics, Inc. (“KLD”) determines have positive environmental, social and governance (“ESG”) characteristics. The Underlying Index consists of 400 companies selected by KLD from the universe, supplied by FTSE annually, of the 3,000 largest New York Stock Exchange (“NYSE”) and NASDAQ Stock Market LLC listed US equities ranked by investable market capitalization (after the application of any investability weightings). KLD evaluates each eligible company’s ESG performance using proprietary ratings covering environmental, social (community and society, customers, employees and supply chain) and governance & ethics criteria. KLD seeks to include in the Underlying Index companies with positive ESG performance relative to their industry peers and in relation to the broader market. Companies that KLD determines have significant involvement in the following businesses are not eligible for the Underlying Index: alcohol, tobacco, firearms, nuclear power, military weapons and gambling. KLD seeks to maintain the large capitalization character of the Underlying Index while including mid-cap and small-cap companies.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences

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between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

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Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading

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prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 5.20%.

The best calendar quarter return during the periods shown above was 5.46% in the 2nd quarter of 2007; the worst was -21.51% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 11/14/2006)
Return Before Taxes	-35.21%	-16.65%
Return After Taxes on Distributions[1]	-35.36%	-16.82%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-22.61%	-13.84%
FTSE KLD 400 Social Index[2] (Index returns do not reflect deductions for fees, expenses, or taxes)	-34.94%	-16.24%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

[2]	Effective July 29, 2009, the name of the Fund’s Underlying Index changed from Domini 400 SocialSM Index to FTSE KLD 400 Social Index.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.50%	None	None	0.50%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.50%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “DSI”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010. A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund. If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933

13

Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI. Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,720,500	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts Of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker,

15

lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

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Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Period from Nov. 14, 2006[a] to Apr. 30, 2007
Net asset value, beginning of period	$48.71	$52.92	$50.33

Income from investment operations:
Net investment income[b]	0.66	0.71	0.36
Net realized and unrealized gain (loss)[c]	(15.80)	(4.32)	2.51

Total from investment operations	(15.14)	(3.61)	2.87

Less distributions from:
Net investment income	(0.66)	(0.60)	(0.28)

Total distributions	(0.66)	(0.60)	(0.28)

Net asset value, end of period	$32.91	$48.71	$52.92

Total return	(31.21)%	(6.89)%	5.72%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$65,814	$58,451	$26,458
Ratio of expenses to average net assets[e]	0.50%	0.50%	0.50%
Ratio of net investment income to average net assets[e]	1.80%	1.40%	1.51%
Portfolio turnover rate[f]	13%	5%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

FTSE is an independent company whose sole business is the creation and management of indexes and associated data services. The company is a joint venture between The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1,000 real-time indexes “FTSE™” is a trademark jointly owned by the London Stock Exchange PLC and The Financial Times Limited and is used by FTSE under license. In collaboration with FTSE, KLD, an independent investment research firm, selects and determines the weightings of the companies to be included in the Underlying Index. Neither KLD nor FTSE is affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, the Financial Times Limited or NAREIT (together, the “FTSE Licensor Parties”). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

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Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	6	1.60%
Greater than 5.5% and Less than 6.0%	3	0.80
Greater than 4.5% and Less than 5.0%	1	0.27
Greater than 4.0% and Less than 4.5%	2	0.53
Greater than 2.0% and Less than 2.5%	1	0.27
Greater than 1.0% and Less than 1.5%	1	0.27
Greater than 0.5% and Less than 1.0%	10	2.66
Between 0.5% and -0.5%	343	91.20
Less than -0.5% and Greater than -1.0%	4	1.06
Less than -1.0% and Greater than -1.5%	3	0.80
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.0%	1	0.27

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(31.21)%	(31.23)%	(30.92)%	(14.65)%	(14.67)%	(14.23)%	(32.28)%	(32.32)%	(31.49)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (11/14/06). The first day of secondary market trading in shares of the Fund was 11/17/06.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-DSI-1209

I SHARES

BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® FTSE EPRA/NAREIT NORTH

AMERICA INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IFNA | Nasdaq

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares FTSE EPRA/NAREIT North America Index Fund (the “Fund”).

CUSIP: 464288455

Trading Symbol: IFNA

Underlying Index: FTSE EPRA/NAREIT North America Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“FTSE,” “EPRA,” “NAREIT” and “FTSE EPRA/NAREIT North America Index” are marks that have been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on The NASDAQ Stock Market LLC (“Nasdaq”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE EPRA/NAREIT North America Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the stock performance of companies engaged in the ownership and development of the North American real estate market. As of May 29, 2009, the Underlying Index had a total market capitalization of approximately $171 billion.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

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Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Currency Risk. Because the Fund’s NAV is determined on the basis of the U.S. dollar, investors may lose money if the currency of a foreign market in which the Fund invests depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings in that market increases.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Global Real Estate Risks. Since the Fund concentrates its assets in the global real estate industry, the Fund will be impacted by the performance of the global real estate markets.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to

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the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares

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may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Non-U.S. Securities Risks. Investments in the securities of non-U.S. issuers are subject to all the risks of investing in the market of such issuers, including market fluctuations caused by economic and political developments. As a result of investing in non-U.S. securities, the Fund may be subject to increased risk of loss caused by any of the factors listed below:

■	Lower levels of liquidity and market efficiency;

■	Greater securities price volatility;

■	Exchange rate fluctuations and exchange controls;

■	Less availability of public information about issuers;

■	Limitations on foreign ownership of securities;

■	Imposition of withholding or other taxes;

■	Imposition of restrictions on the expatriation of the funds or other assets of the Fund;

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■	Higher transaction and custody costs and delays in settlement procedures;

■	Difficulties in enforcing contractual obligations;

■	Lower levels of regulation of the securities market;

■	Weaker accounting, disclosure and reporting requirements; and

■

Legal principles relating to corporate governance, directors’ fiduciary duties and liabilities and stockholders’ rights in markets in which the Fund invests may differ and/or may not be as extensive or protective as those that apply in the United States.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Real Estate Investment Risks. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as real estate investment trusts (“REITs”) or real estate holding companies, which exposes investors to the risks of owning real estate directly as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

■	Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

■

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.

■

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

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Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell

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transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

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Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

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Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

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Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

■

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

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U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s

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performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Valuation Risk. Because non-U.S. exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -10.06%.

The best calendar quarter return during the period shown above was 3.18% in the 3rd quarter of 2008; the worst was
-39.56% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 11/12/2007)
Return Before Taxes	-40.63%	-39.95%
Return After Taxes on Distributions[1]	-41.90%	-41.23%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-26.06%	-34.17%
FTSE EPRA/NAREIT North America Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-41.61%	-40.85%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ending October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “IFNA”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is Nasdaq.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by BFA as investment adviser. Use of a rate different from the rate used by the Index Provider may adversely affect the Fund’s ability to track the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

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Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. For this purpose, a qualified foreign corporation means any non-U.S. corporation that is eligible for benefits under a comprehensive income tax treaty with the United States, which includes an exchange of information program or if the stock, with respect to which the dividend was paid is, readily tradable on an established United States security market. The term excludes a corporation that is a passive foreign investment company. Under current Internal Revenue Service guidance, the United States has an appropriate comprehensive income tax treaty with Canada.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

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Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an

16

Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated

17

with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,180,500	50,000	$650	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including

18

BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

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An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Period from Nov. 12, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$49.05	$49.98

Income from investment operations:
Net investment income[b]	1.31	0.75
Net realized and unrealized loss[c]	(25.44)	(0.74)

Total from investment operations	(24.13)	0.01

Less distributions from:
Net investment income	(1.47)	(0.92)
Return of capital	(0.67)	(0.02)

Total distributions	(2.14)	(0.94)

Net asset value, end of period	$22.78	$49.05

Total return	(49.99)%	0.08%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,278	$4,905
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.00%	3.49%
Portfolio turnover rate[f]	16%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

21

Index Provider

FTSE is an independent company whose sole business is the creation and management of indexes and associated data services. The company is a joint venture between The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1,000 real-time indexes. “FTSE™” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited, “NAREIT®” is a trademark of National Association of Real Estate Investment Trusts (“NAREIT”), “EPRA®” is the trademark of the European Public Real Estate Association (“EPRA”) and are used by FTSE under license. FTSE is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, euronext N.V., the Financial Times Limited, EPRA or NAREIT (together, the “FTSE Licensor Parties”). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits)

22

resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by Nasdaq. Nasdaq makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. Nasdaq is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Nasdaq has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

Nasdaq does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. Nasdaq makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Nasdaq makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Nasdaq have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

24

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	14	3.72%
Greater than 5.0% and Less than 5.5%	3	0.80
Greater than 4.5% and Less than 5.0%	6	1.60
Greater than 4.0% and Less than 4.5%	6	1.60
Greater than 3.5% and Less than 4.0%	7	1.86
Greater than 3.0% and Less than 3.5%	8	2.13
Greater than 2.5% and Less than 3.0%	13	3.46
Greater than 2.0% and Less than 2.5%	23	6.12
Greater than 1.5% and Less than 2.0%	18	4.79
Greater than 1.0% and Less than 1.5%	28	7.45
Greater than 0.5% and Less than 1.0%	46	12.23
Between 0.5% and -0.5%	98	26.08
Less than -0.5% and Greater than -1.0%	29	7.71
Less than -1.0% and Greater than -1.5%	25	6.65
Less than -1.5% and Greater than -2.0%	9	2.39
Less than -2.0% and Greater than -2.5%	11	2.91
Less than -2.5% and Greater than -3.0%	5	1.33
Less than -3.0% and Greater than -3.5%	4	1.06
Less than -3.5% and Greater than -4.0%	2	0.53
Less than -4.0% and Greater than -4.5%	4	1.06
Less than -4.5% and Greater than -5.0%	4	1.06
Less than -5.5% and Greater than -6.0%	3	0.80
Less than -6.0%	10	2.66

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(49.99)%	(49.94)%	(51.07)%	(37.58)%	(37.33)%	(38.68)%	(49.95)%	(49.65)%	(51.24)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (11/12/07). The first day of secondary market trading in shares of the Fund was 11/16/07.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-IFNA-1209

iShares® BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® FTSE NAREIT INDUSTRIAL/

OFFICE CAPPED INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

“ Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FIO | NYSE Arca

I SHARES

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

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iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares FTSE NAREIT Industrial/Office Capped Index Fund* (the “Fund”).

CUSIP: 464288554

Trading Symbol: FIO

Underlying Index: FTSE NAREIT Industrial/Office Capped Index*

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”).**

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* On March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Industrial/Office Index Fund to the iShares FTSE NAREIT Industrial/Office Capped Index Fund to reflect a change in the name of the Fund’s Underlying Index from FTSE NAREIT Industrial/Office Index to FTSE NAREIT Industrial/Office Capped Index.

** Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“FTSE,” “NAREIT” and “FTSE NAREIT Industrial/Office Capped Index” are marks that have been licensed for use for certain purposes by BTC.

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Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Industrial/Office Capped Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the industrial and office real estate sector of the U.S. equity market.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes

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of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by real estate investment trusts (“REITs”) that invest in industrial and office real estate, the Fund will be concentrated in the industrial and office real estate industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Commercial Real Estate Risk. A significant number of the REITs included in the Underlying Index make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, or increased competition from other properties or poor management.

Equity REITs that invest in commercial real estate may derive a significant portion of their revenues from anchor or other major tenants and could be adversely affected by failures to renew the leases of such tenants or declining rental revenues from any such tenants. The value of properties held by such Equity REITs may also be affected by competition from other commercial buildings.

Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

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Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant

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premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

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Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Real Estate Investment Risks. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as REITs or real estate holding companies, which exposes investors to the risks of owning real estate directly as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

■	Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

■

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.

■

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

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Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

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Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may

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adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

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Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

■

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

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Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

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U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com.

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Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -14.80% .

The best calendar quarter return during the period shown above was -2.12% in the 3rd quarter of 2008; the worst was -43.85% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2007)
Return Before Taxes	-48.43%	-40.12%
Return After Taxes on Distributions[1]	-49.18%	-41.11%
Return After Taxes on Distributions and Sale of Fund
Shares[1]	-31.13%	-33.27%
FTSE NAREIT Industrial/Office Capped Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-50.28%	-41.22%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares.

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As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of

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June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by

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your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “FIO”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a

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custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that

12

are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the

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availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

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If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

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The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable

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charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$825,500	50,000	$250	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow

17

an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in

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securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$40.55	$49.84

Income from investment operations:
Net investment income[b]	0.90	0.96
Net realized and unrealized loss[c]	(23.48)	(8.11)

Total from investment operations	(22.58)	(7.15)

Less distributions from:
Net investment income	(0.80)	(1.22)
Return of capital	(0.38)	(0.92)

Total distributions	(1.18)	(2.14)

Net asset value, end of period	$16.79	$40.55

Total return	(56.46)%	(14.30)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$2,518	$8,110
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	3.29%	2.20%
Portfolio turnover rate[f]	19%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

FTSE is an independent company whose sole business is the creation and management of indexes and associated data services. The company is a joint venture between The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1,000 real-time indexes. “FTSE™” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited, “NAREIT®” is a trademark of National Association of Real Estate Investment Trusts (“NAREIT”), “EPRA®” is the trademark of the European Public Real Estate Association (“EPRA”) and are used by FTSE under license. FTSE is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, the Financial Times Limited or NAREIT (together, the “FTSE Licensor Parties”). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

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Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 6.0%	5	1.33%
Greater than 4.0% and Less than 4.5%	1	0.27
Greater than 2.5% and Less than 3.0%	1	0.27
Greater than 2.0% and Less than 2.5%	3	0.80
Greater than 1.5% and Less than 2.0%	6	1.60
Greater than 1.0% and Less than 1.5%	5	1.33
Greater than 0.5% and Less than 1.0%	25	6.65
Between 0.5% and -0.5%	296	78.70
Less than -0.5% and Greater than -1.0%	23	6.12
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5% and Greater than -2.0%	2	0.53
Less than -3.0% and Greater than -3.5%	1	0.27
Less than -3.5% and Greater than -4.0%	2	0.53
Less than -4.0% and Greater than -4.5%	1	0.27
Less than -5.0% and Greater than -5.5%	1	0.27
Less than -6.0%	2	0.53

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(56.46)%	(56.88)%	(57.79)%	(38.92)%	(39.21)%	(39.74)%	(62.69)%	(63.05)%	(63.74)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). The first day of secondary market trading in shares of the Fund was 5/4/07.

24

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s

Performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-FIO-1209

ISHARES BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® FTSE NAREIT MORTGAGE PLUS CAPPED INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

REM | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares FTSE NAREIT Mortgage Plus Capped Index Fund* (the “Fund”).

CUSIP: 464288539

Trading Symbol: REM

Underlying Index: FTSE NAREIT All Mortgage Capped Index*

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* On March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Mortgage REITs Index Fund to the iShares FTSE NAREIT Mortgage Plus Capped Index Fund to reflect a change in the name of the Fund’s Underlying Index from FTSE NAREIT Mortgage REITs Index to FTSE NAREIT Mortgage Plus Capped Index.

** Prior to December 1, 2009, BlackRock Institutional Trust Company , N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“FTSE,” “NAREIT” and “FTSE NAREIT All Mortgage Capped Index” are marks that have been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Mortgage Capped Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of the residential and commercial mortgage real estate, mortgage finance and savings associations sectors of the U.S. equity market. As of May 29, 2009 the Underlying Index was concentrated in the mortgage REITs industry, which comprised approximately 62.67% of the market capitalization of the Underlying Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

2

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Currently includes Banks and Finance Companies.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets

3

generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to

4

make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mortgage Finance Company Risk. Mortgage finance companies provide mortgages, mortgage insurance, and related services to commercial and individual borrowers. Mortgage finance companies are subject to many of the same risks as mortgage REITs, including the credit risk of their borrowers, the risk that the value of a mortgaged property may be less than the amount owed on the property, and interest rate risk.

Mortgage REITs Risk. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. The mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.
Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually

5

align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Real Estate Investment Risks. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as REITs or real estate holding companies, which exposes investors to the risks of owning real estate directly as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

■	Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

■

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.

■

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

■	Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company

6

securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

■

Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

■

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

■

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

■

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

■

U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

7

Savings Associations Risk. Federally and state chartered savings associations, such as savings and loans and other “thrift” institutions, provide banking services, including mortgage lending, and operate under the supervisory authority of the Office of Thrift Supervision. These associations are subject to extensive regulation affecting the scope of their activities, the prices they can charge, and the amount of capital they must maintain. This regulation can have the effect of limiting the profitability of these associations and may change frequently. Savings associations may be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. Recently, the deterioration of the credit markets has had an adverse impact in a broad range of mortgage, asset backed, auction rate and other markets, adversely affecting financial institutions, including savings associations.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

8

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -5.35%.

The best calendar quarter return during the period shown above was -7.16% in the 3rd quarter of 2008; the worst was -21.42% in the 1st quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2007)
Return Before Taxes	-43.20%	-45.33%
Return After Taxes on Distributions[1]	-46.22%	-47.92%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-27.48%	-37.98%
FTSE NAREIT All Mortgage Capped Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-31.31%	-37.45%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

9

Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “REM”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to:

(i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax- deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933

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Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$641,000	50,000	$250	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker,

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lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

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Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$24.71	$49.89

Income from investment operations:
Net investment income[b]	1.95	3.63
Net realized and unrealized loss[c]	(11.46)	(25.31)

Total from investment operations	(9.51)	(21.68)

Less distributions from:
Net investment income	(2.49)	(3.35)
Return of capital	–	(0.15)

Total distributions	(2.49)	(3.50)

Net asset value, end of period	$12.71	$24.71

Total return	(40.70)%	(44.66)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$30,513	$24,714
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	12.70%	11.22%
Portfolio turnover rate[f]	93%	42%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

FTSE is an independent company whose sole business is the creation and management of indexes and associated data services. The company is a joint venture between The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1,000 real-time indexes. “FTSE™” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited, “NAREIT®” is a trademark of National Association of Real Estate Investment Trusts (“NAREIT”), “EPRA®” is the trademark of the European Public Real Estate Association (“EPRA”) and are used by FTSE under license. FTSE is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, the Financial Times Limited or NAREIT (together, the “FTSE Licensor Parties”). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits)

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resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	3	0.80%
Greater than 2.5% and Less than 3.0%	1	0.27
Greater than 2.0% and Less than 2.5%	2	0.53
Greater than 1.5% and Less than 2.0%	5	1.33
Greater than 1.0% and Less than 1.5%	11	2.91
Greater than 0.5% and Less than 1.0%	26	6.91
Between 0.5% and -0.5%	299	79.54
Less than -0.5% and Greater than -1.0%	21	5.59
Less than -1.0% and Greater than -1.5%	4	1.06
Less than -1.5% and Greater than -2.0%	2	0.53
Less than -2.0%	2	0.53

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(40.70)%	(40.58)%	(23.94)%	(42.72)%	(42.74)%	(34.06)%	(67.19)%	(67.22)%	(56.57)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). The first day of secondary market trading in shares of the Fund was 5/4/07.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-REM-1209

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® FTSE NAREIT REAL ESTATE

50 INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

“ Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

FTY | NYSE Arca

ISHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares FTSE NAREIT Real Estate 50 Index Fund (the “Fund”).

CUSIP: 464288521

Trading Symbol: FTY

Underlying Index: FTSE NAREIT Real Estate 50 Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“FTSE,” “NAREIT” and “FTSE NAREIT Real Estate 50 Index” are marks that have been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Real Estate 50 Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the large-capitalization real estate sector of the U.S. equity market. The Underlying Index is comprised of the 50 largest real estate investment trusts (“REITs”) within the FTSE NAREIT Composite Index.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to

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approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity REITs Risk. A significant number of the REITs included in the Underlying Index make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, or increased competition from other properties or poor management.

Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in

3

supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

4

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mortgage REITs Risk. Mortgage REITs lend money to developers and owners of properties and invest primarily in mortgages and similar real estate interests. The mortgage REITs receive interest payments from the owners of the mortgaged properties. Accordingly, mortgage REITs are subject to the credit risk of the borrowers to whom they extend funds. Credit risk is the risk that the borrower will not be able to make interest and principal payments on the loan to the REIT when they are due. Mortgage REITs also are subject to the risk that the value of mortgaged properties may be less than the amounts owed on the properties. If a mortgage REIT is required to foreclose on a borrower, the amount recovered in connection with the foreclosure may be less than the amount owed to the mortgage REIT.

Mortgage REITs are subject to significant interest rate risk. During periods when interest rates are declining, mortgages are often refinanced or prepaid. Refinancing or prepayment of mortgages may reduce the yield of mortgage REITs. When interest rates decline, however, the value of a REIT’s investment in fixed rate obligations can

5

be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In addition, rising interest rates generally increase the costs of obtaining financing, which could cause the value of a mortgage REIT’s investments to decline. A REIT’s investment in adjustable rate obligations may react differently to interest rate changes than an investment in fixed rate obligations. As interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Mortgage REITs typically use leverage (and in many cases, may be highly leveraged), which increases investment risk and could adversely affect a REIT’s operations and market value in periods of rising interest rates, increased interest rate volatility, downturns in the economy and reductions in the availability of financing or deterioration in the conditions of the REIT’s mortgage-related assets.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Real Estate Investment Risks. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as REITs or real estate holding companies, which exposes investors to the risks of owning real estate directly as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

■	Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

■

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.

■

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate

6

sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

■

Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

■

Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

■

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

■

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

■

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

7

■

U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

8

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -11.96%.

The best calendar quarter return during the period shown above was 4.02% in the 3rd quarter of 2008; the worst was -37.16% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2007)
Return Before Taxes	-37.34%	-33.13%
Return After Taxes on Distributions[1]	-38.90%	-34.58%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-23.99%	-28.05%
FTSE NAREIT Real Estate 50 Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-37.31%	-32.97%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.48%.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

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Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “FTY”.

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Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces

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such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair

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value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general

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information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a

16

“qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,025,000	50,000	$400	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest, BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker,

18

lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and

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other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$41.25	$49.56

Income from investment operations:
Net investment income[b]	1.12	1.23
Net realized and unrealized loss[c]	(20.44)	(7.71)

Total from investment operations	(19.32)	(6.48)

Less distributions from:
Net investment income	(1.25)	(1.26)
Return of capital	(0.62)	(0.57)

Total distributions	(1.87)	(1.83)

Net asset value, end of period	$20.06	$41.25

Total return	(47.80)%	(13.05)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,041	$18,565
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.23%	2.91%
Portfolio turnover rate[f]	18%	9%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

FTSE is an independent company whose sole business is the creation and management of indexes and associated data services. The company is a joint venture between The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1,000 real-time indexes. “FTSE™” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited, “NAREIT®” is a trademark of National Association of Real Estate Investment Trusts (“NAREIT”), “EPRA®” is the trademark of the European Public Real Estate Association (“EPRA”) and are used by FTSE under license. FTSE is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, the Financial Times Limited or NAREIT (together, the “FTSE Licensor Parties”). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits)

22

resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

23

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	1	0.27%
Greater than 2.5% and Less than 3.0%	2	0.53
Greater than 2.0% and Less than 2.5%	2	0.53
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	8	2.13
Greater than 0.5% and Less than 1.0%	19	5.04
Between 0.5% and -0.5%	323	85.93
Less than -0.5% and Greater than -1.0%	11	2.91
Less than -1.0% and Greater than -1.5%	5	1.33
Less than -1.5%	4	1.06

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(47.80)%	(48.24)%	(47.89)%	(32.63)%	(32.86)%	(32.51)%	(54.61)%	(54.93)%	(54.50)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). The first day of secondary market trading in shares of the Fund was 5/4/07.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-FTY-1209

ISHARES®

BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® FTSE NAREIT RESIDENTIAL PLUS CAPPED INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

REZ | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares FTSE NAREIT Residential Plus Capped Index Fund* (the “Fund”).

CUSIP: 464288562

Trading Symbol: REZ

Underlying Index: FTSE NAREIT All Residential Capped Index*

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* On March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Residential Index Fund to the iShares FTSE NAREIT Residential Plus Capped Index Fund to reflect a change in the name of the Fund’s Underlying Index from FTSE NAREIT Residential Index to FTSE NAREIT Residential Plus Capped Index.

** Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“FTSE,” “NAREIT” and “FTSE NAREIT All Residential Capped Index” are marks that have been licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT All Residential Capped Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the residential, healthcare and self-storage real estate sectors of the U.S. equity market.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and

2

instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

3

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from

4

NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Real Estate Investment Risks. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as real estate investment trusts (“REITs”) or real estate holding companies, which exposes investors to the risks of owning real estate directly as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

■	Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

■

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.

■

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing

5

commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

■

Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

■

Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

■

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

■

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

■

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

■	U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be

6

subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Residential and Residential-Related REIT Risks. A significant number of the REITs included in the Underlying Index make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, or increased competition from other properties or poor management.

Equity REITs can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

The Fund has exposure to several subsectors of the REIT sector. The Fund invests in Equity REITs that have exposure to residential real estate and certain types of commercial real estate, including properties operated by healthcare providers and self-storage companies. Investments in these Equity REITs are subject to additional subsector-specific risks. Residential real estate may be affected by unique supply and demand factors that do not apply to other REIT sectors. In addition, many investors may already have exposure to residential real estate through ownership of a home. The value of healthcare-focused REITs may be affected by changes in federal or state regulation of healthcare providers and reimbursement rates to healthcare providers under Medicare, Medicaid and other public or private health insurance plans. Investments in self-storage REITs are subject to changes in demand levels for self-storage.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -15.57%.

The best calendar quarter return during the period shown above was 12.11% in the 3rd quarter of 2008; the worst was
-35.14% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2007)
Return Before Taxes	-25.22%	-25.94%
Return After Taxes on Distributions[1]	-26.96%	-27.59%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-16.08%	-22.33%
FTSE NAREIT All Residential Capped Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-24.89%	-26.26%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.48% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “REZ”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a

15

“qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$1,149,000	50,000	$200	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker,

17

lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

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Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$43.20	$49.37

Income from investment operations:
Net investment income[b]	0.76	0.73
Net realized and unrealized loss[c]	(19.92)	(4.59)

Total from investment operations	(19.16)	(3.86)

Less distributions from:
Net investment income	(0.77)	(1.00)
Net realized gain	–	(0.17)
Return of capital	(1.38)	(1.14)

Total distributions	(2.15)	(2.31)

Net asset value, end of period	$21.89	$43.20

Total return	(45.55)%	(7.70)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$14,227	$4,320
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	2.64%	1.55%
Portfolio turnover rate[f]	79%	18%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

FTSE is an independent company whose sole business is the creation and management of indexes and associated data services. The company is a joint venture between The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1,000 real-time indexes. “FTSE™” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited, “NAREIT®” is a trademark of National Association of Real Estate Investment Trusts (“NAREIT”), “EPRA®” is the trademark of the European Public Real Estate Association (“EPRA”) and are used by FTSE under license. FTSE is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, the Financial Times Limited or NAREIT (together, the “FTSE Licensor Parties”). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

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Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

22

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 3.0%	4	1.06%
Greater than 2.5% and Less than 3.0%	3	0.80
Greater than 2.0% and Less than 2.5%	2	0.53
Greater than 1.5% and Less than 2.0%	5	1.33
Greater than 1.0% and Less than 1.5%	3	0.80
Greater than 0.5% and Less than 1.0%	30	7.98
Between 0.5% and -0.5%	294	78.17
Less than -0.5% and Greater than -1.0%	21	5.59
Less than -1.0% and Greater than -1.5%	5	1.33
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.5% and Greater than -3.0%	3	0.80
Less than -3.0% and Greater than -3.5%	2	0.53
Less than -4.0% and Greater than -4.5%	1	0.27
Less than -4.5% and Greater than -5.0%	1	0.27
Less than -5.0% and Greater than -5.5%	1	0.27

	376	100.00%

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II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(45.55)%	(46.27)%	(46.19)%	(29.11)%	(29.30)%	(29.81)%	(49.75)%	(50.01)%	(50.78)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). The first day of secondary market trading in shares of the Fund was 5/4/07.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

- 1209 No person is authorized to give any information or to make any representations about the REZ Fund and its shares not contained in this Prospectus and you should not rely on any other P—information. Read and keep the Prospectus for future reference.

IS -P-REZ-1209

Investment Company Act File No.: 811-09729

iShares® BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® FTSE NAREIT RETAIL CAPPED INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

RTL | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares FTSE NAREIT Retail Capped Index Fund* (the “Fund”).

CUSIP: 464288547

Trading Symbol: RTL

Underlying Index: FTSE NAREIT Retail Capped Index*

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)**.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

*	On March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Retail Index Fund to the iShares FTSE NAREIT Retail Capped Index Fund to reflect a change in the name of the Fund’s Underlying Index from FTSE NAREIT Retail Index to FTSE NAREIT Retail Capped Index.

**	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“FTSE,” “NAREIT” and “FTSE NAREIT Retail Capped Index” are marks that have been licensed for use for certain purposes by BTC.

i

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the FTSE NAREIT Retail Capped Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is FTSE International Limited (“FTSE”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of the retail property real estate sector of the U.S. equity market.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes

2

of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry. Because all of the securities included in the Underlying Index are issued by mortgage real estate investment trusts (“REITs”) that invest in retail property, the Fund will be concentrated in the retail property industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security

3

may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to

4

make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Real Estate Investment Risks. The Fund invests in companies that invest in real estate (“Real Estate Companies”), such as REITs or real estate holding companies, which exposes investors to the risks of owning real estate directly as well as to risks that relate specifically to the way in which Real Estate Companies are organized and operated. Real estate is highly sensitive to general and local economic conditions and developments, and characterized by intense competition and periodic overbuilding.

■	Concentration Risk. Real Estate Companies may lack diversification due to ownership of a limited number of properties and concentration in a particular geographic region or property type.

■

Interest Rate Risk. Rising interest rates could result in higher costs of capital for Real Estate Companies, which could negatively impact a Real Estate Company’s ability to meet its payment obligations.

■

Leverage Risk. Real Estate Companies may use leverage (and some may be highly leveraged), which increases investment risk and the risks normally associated with debt financing and could adversely affect a Real Estate Company’s operations and market value in periods of rising interest rates. Financial covenants related to a Real

5

Estate Company’s leveraging may affect the ability of the Real Estate Company to operate effectively. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of a Real Estate Company to make payments of any interest and principal on its debt securities will be adversely affected.

■

Liquidity Risk. Investing in Real Estate Companies may involve risks similar to those associated with investing in small capitalization companies. Real Estate Company securities, like the securities of other smaller companies, may be more volatile than, and perform differently from, shares of large capitalization companies. There may be less trading in Real Estate Company shares, which means that buy and sell transactions in those shares could have a magnified impact on share price, resulting in abrupt or erratic price fluctuations. In addition, real estate is relatively illiquid and, therefore, a Real Estate Company may have a limited ability to vary or liquidate properties in response to changes in economic or other conditions.

■

Management Risk. Real Estate Companies are dependent upon management skills and may have limited financial resources. Real Estate Companies are generally not diversified and may be subject to heavy cash flow dependency, default by borrowers and self-liquidation. In addition, transactions between Real Estate Companies and their affiliates may be subject to conflicts of interest, which may adversely affect a Real Estate Company’s shareholders. A Real Estate Company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

■

Property Risk. Real Estate Companies may be subject to risks relating to functional obsolescence or reduced desirability of properties; extended vacancies due to economic conditions and tenant bankruptcies; catastrophic events such as earthquakes, hurricanes and terrorist acts; and casualty or condemnation losses. Real estate income and values also may be greatly affected by demographic trends, such as population shifts or changing tastes and values, or increasing vacancies or declining rents resulting from legal, cultural, technological, global or local economic developments.

■

Regulatory Risk. Real estate income and values may be adversely affected by such factors as applicable domestic and foreign laws (including tax laws). Government actions, such as tax increases, zoning law changes or environmental regulations, also may have a major impact on real estate.

■

Repayment Risk. The prices of real estate company securities may drop because of the failure of borrowers to repay their loans, poor management, and the inability to obtain financing either on favorable terms or at all. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third-party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of interest and principal on their loans will

6

be adversely affected. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates.

■

U.S. Tax Risk. Certain U.S. Real Estate Companies are subject to special U.S. federal tax requirements. A REIT that fails to comply with such tax requirements may be subject to U.S. federal income taxation, which may affect the value of the REIT and the characterization of the REIT’s distributions. The U.S. federal tax requirement that a REIT distribute substantially all of its net income to its shareholders may result in a REIT having insufficient capital for future expenditures.

Retail Real Estate Risk. A significant number of the REITs included in the Underlying Index make direct investments in real estate. These REITs are often referred to as “Equity REITs.” Equity REITs invest primarily in real properties and earn rental income from leasing those properties. Equity REITs may also realize gains or losses from the sale of properties. Equity REITs will be affected by conditions in the real estate rental market and by changes in the value of the properties they own. A decline in rental income may occur because of extended vacancies, limitations on rents, the failure to collect rents, or increased competition from other properties or poor management.

Equity REITs that invest in commercial real estate may derive a significant portion of their revenues from anchor or other major tenants, and could be adversely affected by failures to renew the leases of such tenants or declining rental revenues from any such tenants. The value of properties held by such Equity REITs may also be affected by competition from other commercial buildings.

Equity REITs also can be affected by rising interest rates. Rising interest rates may cause investors to demand a high annual yield from future distributions that, in turn, could decrease the market prices for such REITs. In addition, rising interest rates also increase the costs of obtaining financing for real estate projects. Because many real estate projects are dependent upon receiving financing, this could cause the value of the Equity REITs in which the Fund invests to decline.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Year Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -11.09%.

The best calendar quarter return during the period shown above was 1.99% in the 1st quarter of 2008; the worst was -44.90% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 5/1/2007)
Return Before Taxes	-47.05%	-41.13%
Return After Taxes on Distributions[1]	-48.28%	-42.52%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-30.11%	-34.19%
FTSE NAREIT/ Retail Capped Index (Index returns do not Reflect deductions for fees, expenses, or taxes)	-48.36%	-42.49%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.48%	None	None	0.48%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$49	$154	$269	$604

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.48%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

9

Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any

10

difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “RTL”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your

11

name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing

12

service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this

13

service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), with a 25% capital gain tax rate to the extent attributable to 25% rate gain distributions received by the Fund from REITs, regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and qualified non-U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a REIT or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a

14

return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

15

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable

16

charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$805,500	50,000	$250	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

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Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate

18

investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

19

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Period from May 1, 2007[a] to Apr. 30, 2008
Net asset value, beginning of period	$38.90	$49.54

Income from investment operations:
Net investment income[b]	1.21	1.18
Net realized and unrealized loss[c]	(22.36)	(9.10)

Total from investment operations	(21.15)	(7.92)

Less distributions from:
Net investment income	(1.21)	(2.19)
Return of capital	(0.27)	(0.53)

Total distributions	(1.48)	(2.72)

Net asset value, end of period	$16.27	$38.90

Total return	(55.01)%	(15.88)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$1,627	$5,835
Ratio of expenses to average net assets[e]	0.48%	0.48%
Ratio of net investment income to average net assets[e]	4.61%	2.77%
Portfolio turnover rate[f]	22%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

20

Index Provider

FTSE is an independent company whose sole business is the creation and management of indexes and associated data services. The company is a joint venture between The Financial Times and the London Stock Exchange. FTSE calculates more than 120,000 indexes daily, including more than 1,000 real-time indexes. “FTSE™” is a trademark jointly owned by the London Stock Exchange plc and The Financial Times Limited, “NAREIT®” is a trademark of National Association of Real Estate Investment Trusts (“NAREIT”), “EPRA®” is the trademark of the European Public Real Estate Association (“EPRA”) and are used by FTSE under license. FTSE is not affiliated with the Trust, BFA, State Street, the Distributor or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by FTSE, the London Stock Exchange plc, the Financial Times Limited or NAREIT (together, the “FTSE Licensor Parties”). None of the FTSE Licensor Parties makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Index and/or the figure at which the Underlying Index stands at any particular time on any particular day or otherwise. The FTSE Licensor Parties’ only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of the FTSE Licensor Parties and of the Underlying Index which is determined, composed and calculated by the FTSE Licensor Parties without regard to the Trust, BTC, BFA or the Fund. The FTSE Licensor Parties have no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. The FTSE Licensor Parties are not responsible for and have not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. The FTSE Licensor Parties have no obligation or liability in connection with the administration, marketing or trading of the Fund. The FTSE Licensor Parties do not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and the FTSE Licensor Parties shall have no liability for any errors, omissions, or interruptions therein.

The FTSE Licensor Parties make no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The FTSE Licensor Parties make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the FTSE Licensor Parties have any liability for any special, punitive, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

21

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

22

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 5.5%	3	0.80%
Greater than 5.0% and Less than 5.5%	1	0.27
Greater than 4.5% and Less than 5.0%	1	0.27
Greater than 4.0% and Less than 4.5%	2	0.53
Greater than 3.5% and Less than 4.0%	3	0.80
Greater than 3.0% and Less than 3.5%	2	0.53
Greater than 2.5% and Less than 3.0%	3	0.80
Greater than 2.0% and Less than 2.5%	2	0.53
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	8	2.13
Greater than 0.5% and Less than 1.0%	14	3.72
Between 0.5% and -0.5%	301	80.03
Less than -0.5% and Greater than -1.0%	18	4.79
Less than -1.0% and Greater than -1.5%	8	2.13
Less than -1.5% and Greater than -2.0%	3	0.80
Less than -2.5% and Greater than -3.0%	3	0.80
Less than -4.0% and Greater than -4.5%	1	0.27
Less than -6.0%	2	0.53

	376	100.00%

23

II. Total Return Information

The table that follows presents information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

24

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(55.01)%	(55.23)%	(56.75)%	(38.48)%	(38.61)%	(39.89)%	(62.15)%	(62.31)%	(63.92)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (5/1/07). The first day of secondary market trading in shares of the Fund was 5/4/07.

25

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call:

1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-RTL-1209

iShares BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MORNINGSTAR LARGE CORE INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

JKD | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iiSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Morningstar Large Core Index Fund (the “Fund”).

CUSIP: 464287127

Trading Symbol: JKD

Underlying Index: Morningstar Large Core Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Morningstar®,” “Morningstar Style BoxTM,” “Morningstar® Large Cap IndexSM” and “Morningstar® Large Core IndexSM” are trademarks or servicemarks of Morningstar, Inc. licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Large Core Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Morningstar, Inc. (“Morningstar”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of stocks issued by large-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. Underlying Index constituents are drawn from the pool of liquid stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities or The NASDAQ Stock Market LLC. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth are designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities. Stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

2

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

3

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR

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DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

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Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 0.24%.

The best calendar quarter return during the periods shown above was 6.88% in the 2nd quarter of 2007; the worst was
-19.57% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 6/28/2004)
Return Before Taxes	-31.50%	-0.66%
Return After Taxes on Distributions[1]	-31.72%	-0.91%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-20.10%	-0.50%
Morningstar Large Core Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-31.47%	-0.49%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.20%	None	None	0.20%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$64	$113	$255

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.20%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliate deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “JKD”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short- term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933

14

Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,699,000	50,000	$300	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker,

16

lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and

17

other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005
Net asset value, beginning of period	$76.07	$78.37	$69.40	$62.68	$59.92

Income from investment operations:
Net investment income	1.50 [b]	1.42 [b]	1.16 [b]	0.98	0.65
Net realized and unrealized gain (loss)[c]	(25.24)	(2.35)	8.92	6.71	2.71

Total from investment operations	(23.74)	(0.93)	10.08	7.69	3.36

Less distributions from:
Net investment income	(1.45)	(1.37)	(1.11)	(0.97)	(0.60)

Total distributions	(1.45)	(1.37)	(1.11)	(0.97)	(0.60)

Net asset value, end of period	$50.88	$76.07	$78.37	$69.40	$62.68

Total return	(31.43)%	(1.25)%	14.66%	12.35%	5.62%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$195,880	$182,567	$160,652	$86,749	$53,280
Ratio of expenses to average net assets[e]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of net investment income to average net assets[e]	2.57%	1.81%	1.59%	1.58%	1.33%
Portfolio turnover rate[f]	40%	35%	39%	15%	4%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Morningstar is a leading provider of independent investment research. The company offers an extensive line of internet, software, and print-based products for individual investors, financial advisors and institutions. Morningstar is not affiliated with the Trust, BTC, BFA, State Street, or the Distributor. Dow Jones Indexes, a part of Dow Jones and Company, maintains and calculates the Morningstar Indexes for Morningstar pursuant to a contractual agreement. Dow Jones Indexes is not affiliated with Morningstar, the Trust, BTC, BFA, the Distributor, or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Morningstar’s only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Morningstar and of the Underlying Index which is determined, composed and calculated by Morningstar without regard to the Trust, BTC, BFA or the Fund. Morningstar has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund. Morningstar does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Morningstar shall have no liability for any errors, omissions, or interruptions therein.

Morningstar makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Morningstar makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Morningstar have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

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Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.27%
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	1	0.27
Greater than 0.5% and Less than 1.0%	9	2.39
Between 0.5% and -0.5%	357	94.93
Less than -0.5% and Greater than -1.0%	3	0.80
Less than -1.0% and Greater than -1.5%	3	0.80
Less than -1.5% and Greater than -2.0%	1	0.27

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(31.43)%	(31.42)%	(31.42)%	(1.68)%	(1.69)%	(1.52)%	(7.87)%	(7.93)%	(7.13)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/28/04). The first day of secondary market trading in shares of the Fund was 7/2/04.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

1209 No person is authorized to give any information or to make any representations about the JKD—Fund and its shares not contained in this Prospectus and you should not rely on any other P—information. Read and keep the Prospectus for future reference.

IS -

Investment Company Act File No.: 811-09729

iShares

BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MORNINGSTAR LARGE GROWTH INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

“ Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

JKE | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

ISHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Morningstar Large Growth Index Fund (the “Fund”).

CUSIP: 464287119

Trading Symbol: JKE

Underlying Index: Morningstar Large Growth Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Morningstar®,” “Morningstar Style Box™,” “Morningstar® Large Cap IndexSM” and “Morningstar® Large Growth IndexSM” are trademarks or servicemarks of Morningstar, Inc. licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Large Growth Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Morningstar, Inc. (“Morningstar”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities or The NASDAQ Stock Market LLC. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks in the Underlying Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth. Stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index

2

may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Growth Securities Risk. The market values of growth securities may be more volatile than those of other types of investments. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses.

3

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock

4

exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their

5

investment merits. BFA does not attempt to take defensive positions in declining markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 15.85%.

The best calendar quarter return during the periods shown above was 6.30% in the 2nd quarter of 2007; the worst was -25.76% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 6/28/2004)
Return Before Taxes	-41.96%	-7.30%
Return After Taxes on Distributions[1]	-42.02%	-7.41%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-27.15%	-6.03%
Morningstar Large Growth Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-41.87%	-7.09%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.25%	None	None	0.25%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.25% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided

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investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by

9

your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “JKE”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies,

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clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent

11

indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

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Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of

13

certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

14

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such

15

purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,332,500	50,000	$300	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc. and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”),

16

and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid

17

licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005
Net asset value, beginning of period	$67.23	$67.59	$61.79	$54.98	$59.96

Income from investment operations:
Net investment income	0.47 [b]	0.32 [b]	0.35 [b]	0.24	0.80
Net realized and unrealized gain (loss)[c]	(22.74)	(0.40)	5.80	6.80	(4.98)

Total from investment operations	(22.27)	(0.08)	6.15	7.04	(4.18)

Less distributions from:
Net investment income	(0.45)	(0.28)	(0.35)	(0.23)	(0.80)
Return of capital	–	–	–	–	0.00 [d]

Total distributions	(0.45)	(0.28)	(0.35)	(0.23)	(0.80)

Net asset value, end of period	$44.51	$67.23	$67.59	$61.79	$54.98

Total return	(33.16)%	(0.14)%	10.00%	12.81%	(7.04)%[e]

Ratios/Supplemental data:
Net assets, end of period (000s)	$331,585	$494,167	$294,003	$203,907	$49,485
Ratio of expenses to average net assets[f]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[f]	0.91%	0.46%	0.56%	0.44%	1.48%
Portfolio turnover rate[g]	35%	31%	28%	24%	19%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Rounds to less than $0.01.
[e]	Not annualized.
[f]	Annualized for periods of less than one year.
[g]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Morningstar is a leading provider of independent investment research. The company offers an extensive line of internet, software, and print-based products for individual investors, financial advisors and institutions. Morningstar is not affiliated with the Trust, BTC, BFA, State Street, or the Distributor. Dow Jones Indexes, a part of Dow Jones and Company, maintains and calculates the Morningstar Indexes for Morningstar pursuant to a contractual agreement. Dow Jones Indexes is not affiliated with Morningstar, the Trust, BTC, BFA, the Distributor, or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Morningstar’s only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Morningstar and of the Underlying Index which is determined, composed and calculated by Morningstar without regard to the Trust, BTC, BFA or the Fund. Morningstar has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund. Morningstar does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Morningstar shall have no liability for any errors, omissions, or interruptions therein.

Morningstar makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Morningstar makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Morningstar have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

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Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	2	0.53%
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	2	0.53
Greater than 0.5% and Less than 1.0%	5	1.33
Between 0.5% and -0.5%	362	96.28
Less than -0.5%	4	1.06

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(33.16)%	(33.19)%	(33.04)%	(5.25)%	(5.27)%	(5.03)%	(22.99)%	(23.05)%	(22.14)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/28/04). The first day of secondary market trading in shares of the Fund was 7/2/04.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

Ishares BLACKROCK

IS-P-JKE-1209

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES®MORNINGSTAR

LARGE VALUE INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

“ Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

JKF | NYSE Arca

Ishares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Morningstar Large Value Index Fund (the “Fund”).

CUSIP: 464288109

Trading Symbol: JKF

Underlying Index: Morningstar Large Value Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Morningstar®,” “Morningstar Style Box™,” “Morningstar® Large Cap IndexSM” and “Morningstar® Large Value IndexSM” are trademarks or servicemarks of Morningstar, Inc. licensed for use for certain purposes by BTC.

i

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Large Value Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Morningstar, Inc. (“Morningstar”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. Underlying Index constituents are drawn from the pool of liquid stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities or The NASDAQ Stock Market LLC. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks in the Underlying Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields. The stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations,

2

corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

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Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading

4

prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Non-Diversification Risk. The Fund is classified as “non-diversified.” This means that the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers. As a result, the Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

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Value Securities Risk. Value securities are those issued by companies that may be perceived as undervalued. Value securities can fail to appreciate for long periods of time and may never realize their full potential value.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was -5.78%.

The best calendar quarter return during the periods shown above was 7.74% in the 4th quarter of 2006; the worst was -18.36% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 6/28/2004)
Return Before Taxes	-36.22%	-1.34%
Return After Taxes on Distributions[1]	-36.57%	-1.77%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-22.94%	-0.98%
Morningstar Large Value Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-36.11%	-1.09%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.25%	None	None	0.25%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.25%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “JKF”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

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Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,326,000	50,000	$300	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker,

16

lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

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Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005
Net asset value, beginning of period	$76.51	$86.96	$74.28	$65.09	$60.13

Income from investment operations:
Net investment income	2.10 [b]	2.52 [b]	2.18 [b]	1.79	1.41
Net realized and unrealized gain (loss)[c]	(32.84)	(10.36)	12.56	9.17	4.77

Total from investment operations	(30.74)	(7.84)	14.74	10.96	6.18

Less distributions from:
Net investment income	(2.12)	(2.61)	(2.06)	(1.77)	(1.22)

Total distributions	(2.12)	(2.61)	(2.06)	(1.77)	(1.22)

Net asset value, end of period	$43.65	$76.51	$86.96	$74.28	$65.09

Total return	(40.70)%	(9.20)%	20.14%	17.05%	10.33%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$159,308	$260,117	$439,134	$148,561	$55,323
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	3.83%	3.03%	2.70%	2.89%	2.85%
Portfolio turnover rate[f]	29%	23%	22%	17%	2%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Morningstar is a leading provider of independent investment research. The company offers an extensive line of internet, software, and print-based products for individual investors, financial advisors and institutions. Morningstar is not affiliated with the Trust, BTC, BFA, State Street, or the Distributor. Dow Jones Indexes, a part of Dow Jones and Company, maintains and calculates the Morningstar Indexes for Morningstar pursuant to a contractual agreement. Dow Jones Indexes is not affiliated with Morningstar, the Trust, BTC, BFA, the Distributor, or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

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Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Morningstar’s only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Morningstar and of the Underlying Index which is determined, composed and calculated by Morningstar without regard to the Trust, BTC, BFA or the Fund. Morningstar has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund. Morningstar does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Morningstar shall have no liability for any errors, omissions, or interruptions therein.

Morningstar makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Morningstar makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Morningstar have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the

21

Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	3	0.80%
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	1	0.27
Greater than 0.5% and Less than 1.0%	13	3.46
Between 0.5% and -0.5%	350	93.07
Less than -0.5% and Greater than -1.0%	4	1.06
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.0%	1	0.27

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

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Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(40.70)%	(40.68)%	(40.68)%	(3.65)%	(3.67)%	(3.43)%	(16.46)%	(16.55)%	(15.53)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/28/04). The first day of secondary market trading in shares of the Fund was 7/2/04.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-JKF-1209

Blackrock

Ishares®

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MORNINGSTAR MID CORE INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

JKG | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

iiSHARES®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Morningstar Mid Core Index Fund (the “Fund”).

CUSIP: 464288208

Trading Symbol: JKG

Underlying Index: Morningstar Mid Core Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Morningstar®,” “Morningstar Style Box™,” “Morningstar® Mid Cap IndexSM” and “Morningstar® Mid Core IndexSM” are trademarks or servicemarks of Morningstar, Inc. licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Mid Core Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Morningstar, Inc. (“Morningstar”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of stocks issued by mid-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. Underlying Index constituents are drawn from the pool of liquid stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities or The NASDAQ Stock Market LLC. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks with market capitalizations that fall between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities. Stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

2

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in

3

supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

4

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests

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in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 7.98%.

The best calendar quarter return during the periods shown above was 8.18% in the 4th quarter of 2006; the worst was -26.01% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 6/28/2004)
Return Before Taxes	-38.81%	-2.72%
Return After Taxes on Distributions[1]	-38.98%	-2.92%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-25.02%	-2.26%
Morningstar Mid Core Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-38.73%	-2.50%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.25%	None	None	0.25%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.25% .

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “JKG”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a

14

“qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,701,000	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker,

16

lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

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Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005
Net asset value, beginning of period	$81.41	$88.58	$78.01	$63.05	$59.61

Income from investment operations:
Net investment income	0.86 [b]	0.68 [b]	1.10 [b]	0.91	0.46
Net realized and unrealized gain (loss)[c]	(29.52)	(7.22)	10.57	14.96	3.39

Total from investment operations	(28.66)	(6.54)	11.67	15.87	3.85

Less distributions from:
Net investment income	(0.98)	(0.63)	(1.00)	(0.88)	(0.41)
Return of capital	–	–	(0.10)	(0.03)	–

Total distributions	(0.98)	(0.63)	(1.10)	(0.91)	(0.41)

Net asset value, end of period	$51.77	$81.41	$88.58	$78.01	$63.05

Total return	(35.29)%	(7.41)%	15.09%	25.26%	6.46%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$77,659	$126,183	$146,153	$105,319	$63,053
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	1.40%	0.80%	1.38%	1.26%	1.12%
Portfolio turnover rate[f]	60%	53%	53%	19%	3%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Morningstar is a leading provider of independent investment research. The company offers an extensive line of internet, software, and print-based products for individual investors, financial advisors and institutions. Morningstar is not affiliated with the Trust, BTC, BFA, State Street, or the Distributor. Dow Jones Indexes, a part of Dow Jones and Company, maintains and calculates the Morningstar Indexes for Morningstar pursuant to a contractual agreement. Dow Jones Indexes is not affiliated with Morningstar, the Trust, BTC, BFA, the Distributor, or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Morningstar’s only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Morningstar and of the Underlying Index which is determined, composed and calculated by Morningstar without regard to the Trust, BTC, BFA or the Fund. Morningstar has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund. Morningstar does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Morningstar shall have no liability for any errors, omissions, or interruptions therein.

Morningstar makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Morningstar makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Morningstar have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the

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shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.0% and Less than 1.5%	4	1.06%
Greater than 0.5% and Less than 1.0%	7	1.86
Between 0.5% and -0.5%	360	95.74
Less than -0.5% and Greater than -1.0%	1	0.27
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.0% and Greater than -2.5%	1	0.27

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(35.29)%	(35.31)%	(35.22)%	(1.72)%	(1.72)%	(1.50)%	(8.04)%	(8.04)%	(7.05)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/28/04). The first day of secondary market trading in shares of the Fund was 7/2/04.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please: Call: 1-800-iShares or 1-800-474-2737 (Toll free) Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time) E-mail: iSharesETFs@blackrock.com Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

1209 No person is authorized to give any information or to make any representations about the JKG—Fund and its shares not contained in this Prospectus and you should not rely on any other P—information. Read and keep the Prospectus for future reference.

IS -

Investment Company Act File No.: 811-09729

iiSHARES®

BlackRock

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MORNINGSTAR MID GROWTH INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

JKH | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IShares

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Morningstar Mid Growth Index Fund (the “Fund”).

CUSIP: 464288307

Trading Symbol: JKH

Underlying Index: Morningstar Mid Growth Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Morningstar®,” “Morningstar Style Box™,” “Morningstar® Mid Cap IndexSM” and “Morningstar® Mid Core IndexSM” are trademarks or servicemarks of Morningstar, Inc. licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Mid Growth Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Morningstar, Inc. (“Morningstar”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. Underlying Index constituents are drawn from the pool of liquid stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities or The NASDAQ Stock Market LLC. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks with market capitalizations that fall between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks in the Underlying Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth. Stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations,

2

corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Growth Securities Risk. The market values of growth securities may be more volatile than those of other types of investments. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the

3

value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There

4

can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

5

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 13.14%.

The best calendar quarter return during the periods shown above was 9.55% in the 1st quarter of 2006; the worst was
-28.78% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 6/28/2004)
Return Before Taxes	-46.37%	-1.98%
Return After Taxes on Distributions[1]	-46.40%	-2.03%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-30.09%	-1.66%
Morningstar Mid Growth Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-46.28%	-1.73%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.30%	None	None	0.30%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.30%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “JKH”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your

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name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing

11

service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this

12

service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be

13

taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities,

14

including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring

15

securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$3,015,000	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their

16

interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others

17

who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005
Net asset value, beginning of period	$95.61	$92.52	$85.38	$62.58	$59.33

Income from investment operations:
Net investment income	0.23 [b]	0.21 [b]	0.16 [b]	0.13	0.04
Net realized and unrealized gain (loss)[c]	(38.07)	3.12	7.31	22.80	3.24

Total from investment operations	(37.84)	3.33	7.47	22.93	3.28

Less distributions from:
Net investment income	(0.24)	(0.20)	(0.33)	(0.13)	(0.03)
Return of capital	—	(0.04)	—	—	—

Total distributions	(0.24)	(0.24)	(0.33)	(0.13)	(0.03)

Net asset value, end of period	$57.53	$95.61	$92.52	$85.38	$62.58

Total return	(39.60)%	3.59%	8.78%	36.67%	5.52%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$195,613	$487,629	$235,917	$204,914	$31,289
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	0.32%	0.22%	0.19%	0.23%	0.09%
Portfolio turnover rate[f]	49%	34%	50%	21%	11%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Morningstar is a leading provider of independent investment research. The company offers an extensive line of internet, software, and print-based products for individual investors, financial advisors and institutions. Morningstar is not affiliated with the Trust, BTC, BFA, State Street, or the Distributor. Dow Jones Indexes, a part of Dow Jones and Company, maintains and calculates the Morningstar Indexes for Morningstar pursuant to a contractual agreement. Dow Jones Indexes is not affiliated with Morningstar, the Trust, BTC, BFA, the Distributor, or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Morningstar’s only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Morningstar and of the Underlying Index which is determined, composed and calculated by Morningstar without regard to the Trust, BTC, BFA or the Fund. Morningstar has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund. Morningstar does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Morningstar shall have no liability for any errors, omissions, or interruptions therein.

Morningstar makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Morningstar makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Morningstar have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

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Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

21

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0% and Less than 2.5%	1	0.27%
Greater than 1.5% and Less than 2.0%	1	0.27
Greater than 1.0% and Less than 1.5%	1	0.27
Greater than 0.5% and Less than 1.0%	9	2.39
Between 0.5% and -0.5%	356	94.68
Less than -0.5% and Greater than -1.0%	2	0.53
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5% and Greater than -2.0%	2	0.53
Less than -2.0%	2	0.53

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(39.60)%	(39.60)%	(39.51)%	(0.39)%	(0.40)%	(0.14)%	(1.85)%	(1.91)%	(0.67)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/28/04). The first day of secondary market trading in shares of the Fund was 7/2/04.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co. One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

1209 No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

IS –P-JKH-1209

Investment Company Act File No.: 811-09729

iSHARES® BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MORNINGSTAR MID VALUE INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

JKI | NYSE Arca

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Morningstar Mid Value Index Fund (the “Fund”).

CUSIP: 464288406

Trading Symbol: JKI

Underlying Index: Morningstar Mid Value Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Morningstar®,” “Morningstar Style BoxTM,” “Morningstar® Mid Cap IndexSM” and “Morningstar® Mid Value IndexSM” are trademarks or servicemarks of Morningstar, Inc. licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Mid Value Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Morningstar, Inc. (“Morningstar”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of stocks issued by mid-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. Underlying Index constituents are drawn from the pool of liquid stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities or The NASDAQ Stock Market LLC. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks with market capitalizations that fall between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks in the Underlying Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields. The stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index

2

may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures

3

or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of

4

the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Mid-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered mid-capitalization companies. Stock prices of mid-capitalization companies may be more volatile than those of large-capitalization companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of mid-capitalization companies are also more vulnerable than those of large-capitalization stocks to adverse business or economic developments and the stocks of mid-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, mid-capitalization companies generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

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Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Value Securities Risk. Value securities are those issued by companies that may be perceived as undervalued. Value securities can fail to appreciate for long periods of time and may never realize their full potential value.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 2.53%.

The best calendar quarter return during the periods shown above was 8.79% in the 4th quarter of 2006; the worst was
-23.91% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 6/28/2004)
Return Before Taxes	-36.01%	-1.98%
Return After Taxes on Distributions[1]	-36.30%	-2.38%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-22.89%	-1.58%
Morningstar Mid Value Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-35.95%	-1.80%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.30%	None	None	0.30%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.30%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “JKI”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your

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name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing

11

service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this

12

service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be

13

taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities,

14

including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring

15

securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,508,500	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management

16

activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or

17

distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005
Net asset value, beginning of period	$74.60	$91.74	$79.63	$66.83	$59.91

Income from investment operations:
Net investment income	1.93 [b]	1.81 [b]	1.88 [b]	1.81 [b]	1.23
Net realized and unrealized gain (loss)[c]	(26.56)	(17.02)	11.84	12.79	6.73

Total from investment operations	(24.63)	(15.21)	13.72	14.60	7.96

Less distributions from:
Net investment income	(1.94)	(1.93)	(1.61)	(1.80)	(1.04)

Total distributions	(1.94)	(1.93)	(1.61)	(1.80)	(1.04)

Net asset value, end of period	$48.03	$74.60	$91.74	$79.63	$66.83

Total return	(33.26)%	(16.79)%	17.46%	22.07%	13.33%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$69,647	$126,826	$178,902	$99,535	$33,417
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	3.37%	2.17%	2.25%	2.42%	2.52%
Portfolio turnover rate[f]	61%	37%	43%	18%	7%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Morningstar is a leading provider of independent investment research. The company offers an extensive line of internet, software, and print-based products for individual investors, financial advisors and institutions. Morningstar is not affiliated with the Trust, BTC, BFA, State Street, or the Distributor. Dow Jones Indexes, a part of Dow Jones and Company, maintains and calculates the Morningstar Indexes for Morningstar pursuant to a contractual agreement. Dow Jones Indexes is not affiliated with Morningstar, the Trust, BTC, BFA, the Distributor, or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Morningstar’s only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Morningstar and of the Underlying Index which is determined, composed and calculated by Morningstar without regard to the Trust, BTC, BFA or the Fund. Morningstar has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund. Morningstar does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Morningstar shall have no liability for any errors, omissions, or interruptions therein.

Morningstar makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Morningstar makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Morningstar have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the

20

shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

21

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5% and Less than 2.0%	1	0.27%
Greater than 1.0% and Less than 1.5%	4	1.06
Greater than 0.5% and Less than 1.0%	8	2.13
Between 0.5% and -0.5%	352	93.61
Less than -0.5% and Greater than -1.0%	5	1.33
Less than -1.0% and Greater than -1.5%	3	0.80
Less than -1.5% and Greater than -2.0%	2	0.53
Less than -2.0%	1	0.27

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(33.26)%	(33.32)%	(33.21)%	(2.10)%	(2.11)%	(1.92)%	(9.76)%	(9.83)%	(8.94)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/28/04). The first day of secondary market trading in shares of the Fund was 7/2/04.

23

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call:

1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-JKI-1209

iSHARES® BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

ISHARES® MORNINGSTAR

SMALL CORE INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

JKJ | NYSE Arca

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Morningstar Small Core Index Fund (the “Fund”).

CUSIP: 464288505

Trading Symbol: JKJ

Underlying Index: Morningstar Small Core Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Morningstar®,” “Morningstar Style BoxTM,” “Morningstar® Small Cap IndexSM” and “Morningstar® Small Core IndexSM” are trademarks or servicemarks of Morningstar, Inc. licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Small Core Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Morningstar, Inc. (“Morningstar”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

1

Principal Investment Strategies

The Underlying Index measures the performance of stocks issued by small-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities or The NASDAQ Stock Market LLC. The Morningstar index methodology defines “small-capitalization” stocks as those stocks with market capitalizations that fall between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities. Stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

2

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor

3

management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

4

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization

5

companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 9.13%.

The best calendar quarter return during the periods shown above was 14.13% in the 1st quarter of 2006; the worst was
-27.89% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 6/28/2004)
Return Before Taxes	-35.97%	-2.57%
Return After Taxes on Distributions[1]	-36.08%	-2.73%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-23.27%	-2.16%
Morningstar Small Core Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-36.19%	-2.44%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.25%	None	None	0.25%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.25%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

9

fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “JKJ”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your

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name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing

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service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this

12

service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be

13

taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities,

14

including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring

15

securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,774,000	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved

16

worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide

17

research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005
Net asset value, beginning of period	$78.57	$90.24	$82.87	$62.20	$59.83

Income from investment operations:
Net investment income	0.65 [b]	0.73 [b]	0.53 [b]	0.73	0.43
Net realized and unrealized gain (loss)[c]	(24.88)	(11.70)	7.40	20.62	2.32

Total from investment operations	(24.23)	(10.97)	7.93	21.35	2.75

Less distributions from:
Net investment income	(0.64)	(0.70)	(0.46)	(0.68)	(0.35)
Return of capital	–	–	(0.10)	–	(0.03)

Total distributions	(0.64)	(0.70)	(0.56)	(0.68)	(0.38)

Net asset value, end of period	$53.70	$78.57	$90.24	$82.87	$62.20

Total return	(30.86)%	(12.22)%	9.62%	34.47%	4.56%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$80,550	$102,143	$157,918	$91,157	$37,320
Ratio of expenses to average net assets[e]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of net investment income to average net assets[e]	1.08%	0.86%	0.63%	1.04%	0.82%
Portfolio turnover rate[f]	73%	62%	73%	45%	16%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Morningstar is a leading provider of independent investment research. The company offers an extensive line of internet, software, and print-based products for individual investors, financial advisors and institutions. Morningstar is not affiliated with the Trust, BTC, BFA, State Street, or the Distributor. Dow Jones Indexes, a part of Dow Jones and Company, maintains and calculates the Morningstar Indexes for Morningstar pursuant to a contractual agreement. Dow Jones Indexes is not affiliated with Morningstar, the Trust, BTC, BFA, the Distributor, or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Morningstar’s only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Morningstar and of the Underlying Index which is determined, composed and calculated by Morningstar without regard to the Trust, BTC, BFA or the Fund. Morningstar has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund. Morningstar does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Morningstar shall have no liability for any errors, omissions, or interruptions therein.

Morningstar makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Morningstar makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Morningstar have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the

20

shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.27%
Greater than 1.5% and Less than 2.0%	4	1.06
Greater than 1.0% and Less than 1.5%	2	0.53
Greater than 0.5% and Less than 1.0%	1	0.27
Between 0.5% and -0.5%	360	95.74
Less than -0.5% and Greater than -1.0%	1	0.27
Less than -1.0% and Greater than -1.5%	4	1.06
Less than -1.5%	3	0.80

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(30.86)%	(30.90)%	(31.02)%	(1.37)%	(1.42)%	(1.24)%	(6.46)%	(6.70)%	(5.87)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/28/04). The first day of secondary market trading in shares of the Fund was 7/2/04.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-JKJ-1209

iShares®

BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES® MORNINGSTAR

SMALL GROWTH INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

» Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

JKK | NYSE Arca

iShares®

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Morningstar Small Growth Index Fund (the “Fund”).

CUSIP: 464288604

Trading Symbol: JKK

Underlying Index: Morningstar Small Growth Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Morningstar®,” “Morningstar Style BoxTM,” “Morningstar® Small Cap IndexSM” and “Morningstar® Small Growth IndexSM” are trademarks or servicemarks of Morningstar, Inc. licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Small Growth Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Morningstar, Inc. (“Morningstar”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

Principal Investment Strategies

The Underlying Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “growth” characteristics

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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as determined by Morningstar’s proprietary index methodology. Index constituents are drawn from the pool of liquid stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities or The NASDAQ Stock Market LLC. The Morningstar index methodology defines “small-capitalization” stocks as those stocks with market capitalizations that fall between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks in the Underlying Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth. Stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying

2

Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Growth Securities Risk. The market values of growth securities may be more volatile than those of other types of investments. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures

3

or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of

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the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse

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product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 12.45%.

The best calendar quarter return during the periods shown above was 13.70% in the 1st quarter of 2006; the worst was
-26.36% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 6/28/2004)
Return Before Taxes	-39.97%	-4.15%
Return After Taxes on Distributions[1]	-40.05%	-4.18%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-25.91%	-3.48%
Morningstar Small Growth Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-39.92%	-3.93%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.30%	None	None	0.30%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.30%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock

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Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any difference between the bid price and the ask price. The commission is frequently a

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fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “JKK”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise

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any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

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In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

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Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

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If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933

14

Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

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The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,627,500	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker,

16

lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

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Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

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Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005
Net asset value, beginning of period	$73.02	$78.81	$76.85	$56.40	$59.59

Income from investment operations:
Net investment income (loss)	0.27 [b]	0.24 [b]	0.02 [b]	0.01	(0.04)
Net realized and unrealized gain (loss)[c]	(22.13)	(5.78)	1.94	20.45	(3.15)

Total from investment operations	(21.86)	(5.54)	1.96	20.46	(3.19)

Less distributions from:
Net investment income	(0.27)	(0.25)	–	–	–
Return of capital	–	–	–	(0.01)	–

Total distributions	(0.27)	(0.25)	–	(0.01)	–

Net asset value, end of period	$50.89	$73.02	$78.81	$76.85	$56.40

Total return	(29.91)%	(7.05)%	2.55%	36.27%	(5.36)%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$66,162	$69,367	$70,927	$76,853	$25,380
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income (loss) to average net assets[e]	0.47%	0.31%	0.03%	0.01%	(0.11)%
Portfolio turnover rate[f]	56%	59%	59%	38%	26%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout the period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

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Index Provider

Morningstar is a leading provider of independent investment research. The company offers an extensive line of internet, software, and print-based products for individual investors, financial advisors and institutions. Morningstar is not affiliated with the Trust, BTC, BFA, State Street, or the Distributor. Dow Jones Indexes, a part of Dow Jones and Company, maintains and calculates the Morningstar Indexes for Morningstar pursuant to a contractual agreement. Dow Jones Indexes is not affiliated with Morningstar, the Trust, BTC, BFA, the Distributor, or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Morningstar’s only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Morningstar and of the Underlying Index which is determined, composed and calculated by Morningstar without regard to the Trust, BTC, BFA or the Fund. Morningstar has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund. Morningstar does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Morningstar shall have no liability for any errors, omissions, or interruptions therein.

Morningstar makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Morningstar makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Morningstar have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

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Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

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Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 2.0%	1	0.27%
Greater than 1.5% and Less than 2.0%	3	0.80
Greater than 1.0% and Less than 1.5%	3	0.80
Greater than 0.5% and Less than 1.0%	4	1.06
Between 0.5% and -0.5%	355	94.40
Less than -0.5% and Greater than -1.0%	4	1.06
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5% and Greater than -2.0%	1	0.27
Less than -2.0% and Greater than -2.5%	1	0.27
Less than -2.5% and Greater than -3.0%	1	0.27
Less than -3.0%	1	0.27

	376	100.00%

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II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(29.91)%	(30.13)%	(29.82)%	(3.03)%	(3.12)%	(2.81)%	(13.84)%	(14.24)%	(12.91)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/28/04). The first day of secondary market trading in shares of the Fund was 7/02/04.

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For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at www.iShares.com. For more information about the Fund, you may request a copy of the SAI. The SAI provides detailed information about the Fund and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI, Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-JKK-1209

iShares®

BLACKROCK

2009 PROSPECTUS TO SHAREHOLDERS

iSHARES®MORNINGSTAR

SMALL VALUE INDEX FUND

SEPTEMBER 1, 2009

(AS REVISED DECEMBER 1, 2009)

“ Would you prefer to receive materials like this electronically?

Please see the inside cover for details.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

JKL | NYSE Arca

I SHARES

Dear iShares Shareholder:

Electronic delivery is the easiest, most convenient way to receive reporting on your iShares holdings. In addition, it’s a way we can all care for our environment. To that end, we are pleased to offer shareholder reports and prospectuses online.

Once you have enrolled, you will no longer receive shareholder reports and prospectuses in the mail. Instead, you will receive e-mail notifications announcing that the shareholder report or prospectus has been posted on the iShares website at www.iShares.com and is available to be viewed or downloaded.

To sign up for electronic delivery, please follow these simple steps:

1.	Go to www.icsdelivery.com.

2.	From the main page, select the first letter of your brokerage firm’s name.

3.	Select your brokerage institution from the list that follows. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial adviser.

4.	Fill out the appropriate information and provide the e-mail address where you would like your notifications sent.

Your information and e-mail address will be kept confidential and only used to deliver documents to you. If at any time you are not satisfied, you can cancel electronic delivery at www.icsdelivery.com and once again receive physical delivery of your materials. If you have any questions, please contact your brokerage firm or financial adviser.

iShares®

iShares Trust (the “Trust”) is a registered investment company that consists of more than 145 separate investment portfolios called funds. This prospectus (the “Prospectus”) relates to the following fund:

iShares Morningstar Small Value Index Fund (the “Fund”).

CUSIP: 464288703

Trading Symbol: JKL

Underlying Index: Morningstar Small Value Index

The Fund issues and redeems shares at their net asset value (“NAV”) only in blocks of 50,000 shares or multiples thereof (“Creation Units”). Only certain large institutional investors known as “Authorized Participants” may purchase or redeem Creation Units directly with the Fund at NAV. These transactions are usually in exchange for a basket of securities similar to the Fund’s portfolio and an amount of cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

Prospectus dated September 1, 2009

(as revised December 1, 2009)

* Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A.

[THIS PAGE INTENTIONALLY LEFT BLANK]

“Morningstar®,” “Morningstar Style Box™,” “Morningstar® Small Cap IndexSM” and “Morningstar® Small Value IndexSM” are trademarks or servicemarks of Morningstar, Inc. licensed for use for certain purposes by BTC.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

Introduction

This Prospectus contains important information about investing in the Fund. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Fund is available at www.iShares.com.

BlackRock Fund Advisors (“BFA”)* is the investment adviser to the Fund. Shares of the Fund are listed and trade at market prices on NYSE Arca, Inc. (“NYSE Arca”). The market price for a share of the Fund may be different from the Fund’s most recent NAV per share. The Fund has its own CUSIP number and exchange trading symbol.

The Fund is an exchange traded fund (commonly referred to as an “ETF”). ETFs are funds that trade like other publicly-traded securities. The Fund is designed to track an index. Similar to shares of an index mutual fund, each share of the Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Fund may be purchased or redeemed directly from the Fund at NAV solely by Authorized Participants. Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

The Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. The Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in the Fund should not constitute a complete investment program.

An investment in the Fund is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, BFA or any of its affiliates.

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Morningstar Small Value Index (the “Underlying Index”). The Fund’s investment objective and the Underlying Index may be changed without shareholder approval.

The Underlying Index is sponsored by an organization (the “Index Provider”) that is independent of the Fund and BFA. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index. The Fund’s Index Provider is Morningstar, Inc. (“Morningstar”). Additional information regarding the Index Provider is provided in the Index Provider section of this Prospectus.

* Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors.

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Principal Investment Strategies

The Underlying Index measures the performance of stocks issued by small-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. Underlying Index constituents are drawn from the pool of liquid stocks issued by U.S.-domiciled companies that trade publicly on the New York Stock Exchange (“NYSE”), the NYSE Amex Equities or The NASDAQ Stock Market LLC. The Morningstar index methodology defines “small-capitalization” stocks as those stocks with market capitalization that falls between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar US Market Index (a diversified broad market index that represents approximately 97% of the market capitalization of publicly-traded U.S. stocks). Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks in the Underlying Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields. The stocks in the Underlying Index are weighted according to the total number of shares that are publicly owned and available for trading.

BFA uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued.

Indexing may eliminate the chance that the Fund will substantially outperform its Underlying Index but also may reduce some of the risks of active management, such as poor security selection. Indexing seeks to achieve lower costs and better after-tax performance by keeping portfolio turnover low in comparison to actively managed investment companies.

The Fund generally invests at least 90% of its assets in securities of the Underlying Index and in depositary receipts representing securities of the Underlying Index. The Fund may invest the remainder of its assets in securities not included in its Underlying Index but which BFA believes will help the Fund track its Underlying Index, and in futures contracts, options on futures contracts, options and swaps as well as cash and cash equivalents, including shares of money market funds advised by BFA.

BFA uses a representative sampling indexing strategy to manage the Fund as described below.

Representative Sampling. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities in the Underlying Index.

Tracking Error. An index is a theoretical financial calculation while the Fund is an actual investment portfolio. The performance of the Fund and its Underlying Index may vary due to transaction costs, foreign currency valuation, asset valuations,

2

corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or the use of representative sampling. “Tracking error” is the difference between the performance (return) of the Fund’s portfolio and that of its Underlying Index. BFA expects that, over time, the Fund’s tracking error will not exceed 5%. Because the Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its Underlying Index is concentrated. For purposes of this policy, securities of the U.S. government (including its agencies and instrumentalities) and repurchase agreements collateralized by U.S. government securities are not considered to be issued by members of any industry.

Principal Risks

The Fund is subject to the principal risks noted below, any of which may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Fund, and the Fund could underperform other investments.

Asset Class Risk. The securities in the Underlying Index or the Fund’s portfolio may underperform the returns of other securities or indexes that track other industries, groups of industries, markets, asset classes or sectors. Various types of securities or indexes tend to experience cycles of outperformance and underperformance in comparison to the general securities markets.

Concentration Risk. To the extent that the Fund’s or the Underlying Index’s portfolio is concentrated in the securities of companies in a particular market, industry, group of industries, sector or asset class, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that market, industry, group of industries, sector or asset class.

Equity Securities Risk. The Fund invests in equity securities, which are subject to volatile changes in value that may be attributable to market perception of an individual issuer or to general stock market fluctuations that affect all issuers. Investments in equity securities may be more volatile than investments in other asset classes.

Issuer Risk. The performance of the Fund depends on the performance of individual companies in which the Fund invests. Any issuer may perform poorly, causing the value of its securities to decline. Poor performance may be caused by poor management decisions, competitive pressures, changes in technology, disruptions in supply, labor problems or shortages, corporate restructurings, fraudulent disclosures or other factors. Issuers may, in times of distress or at their own discretion, decide to reduce or eliminate dividends, which may also cause their stock prices to decline.

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Management Risk. The Fund does not fully replicate its Underlying Index and may hold securities not included in its Underlying Index. As a result, the Fund is subject to the risk that BFA’s investment management strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.

Market Risk. The Fund’s NAV fluctuates in response to securities market movements. The Fund could lose money over short periods due to fluctuation in the Fund’s NAV in response to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or industries. During a general economic downturn in the securities markets, multiple asset classes may be negatively affected.

Market Trading Risks

Absence of Active Market. Although shares of the Fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained.

Risks of Secondary Listings. The Fund’s shares may be listed or traded on U.S. and non-U.S. stock exchanges other than the U.S. stock exchange where the Fund’s primary listing is maintained. There can be no assurance that the Fund’s shares will continue to trade on any such stock exchange or in any market or that the Fund’s shares will continue to meet the requirements for listing or trading on any exchange or in any market. The Fund’s shares may be less actively traded in certain markets than others, and investors are subject to the execution and settlement risks and market standards of the market where they or their broker direct their trades for execution. Certain information available to investors who trade Fund shares on a U.S. stock exchange during regular U.S. market hours may not be available to investors who trade in other markets, which may result in secondary market prices in such markets being less efficient.

Secondary Market Trading Risks. Shares of the Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.

Secondary market trading in Fund shares may be halted by a stock exchange because of market conditions or other reasons. In addition, trading in Fund shares on a stock exchange or in any market may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of Fund shares will continue to be met or will remain unchanged.

Shares of the Fund May Trade at Prices Other Than NAV. Shares of the Fund trade on exchanges at prices at, above or below their most recent NAV. The per share NAV of the Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the most recent calculation. The

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trading prices of the Fund’s shares fluctuate continuously throughout trading hours based on market supply and demand rather than NAV. The trading prices of the Fund’s shares may deviate significantly from NAV during periods of market volatility. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV. However, because shares can be created and redeemed in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), BFA believes that large discounts or premiums to the NAV of the Fund are not likely to be sustained over the long-term. While the creation/redemption feature is designed to make it likely that the Fund’s shares normally will trade on exchanges at prices close to the Fund’s next calculated NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or the existence of extreme market volatility may result in trading prices that differ significantly from NAV. If a shareholder purchases at a time when the market price is at a premium to the NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Costs of Buying or Selling Fund Shares. Buying or selling Fund shares involves two types of costs that apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will incur a brokerage commission or other charges imposed by brokers as determined by that broker. In addition, you will also incur the cost of the “spread” – that is, the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). Because of the costs inherent in buying or selling Fund shares, frequent trading may detract significantly from investment results and an investment in Fund shares may not be advisable for investors who anticipate regularly making small investments.

Passive Investment Risk. The Fund is not actively managed and may be affected by a general decline in market segments relating to its Underlying Index. The Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merits. BFA does not attempt to take defensive positions in declining markets.

Small-Capitalization Companies Risk. Many of the companies included in the Underlying Index may be considered small-capitalization companies. Stock prices of small-capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by larger-capitalization companies. Stock prices of small-capitalization companies are also more vulnerable than those of large-capitalization companies to adverse business and economic developments, and the stocks of small-capitalization companies may be thinly traded, making it difficult for the Fund to buy and sell them. In addition, small-capitalization companies are typically less stable financially than large-capitalization companies and may depend on a small number of key personnel, making them more vulnerable to loss of personnel. Small-capitalization companies also generally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments related to their products.

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Tracking Error Risk. Imperfect correlation between the Fund’s portfolio securities and those in its Underlying Index, rounding of prices, changes to the Underlying Index and regulatory requirements may cause tracking error, the divergence of the Fund’s performance from that of its Underlying Index. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses while its Underlying Index does not.

Value Securities Risk. Value securities are those issued by companies that may be perceived as undervalued. Value securities can fail to appreciate for long periods of time and may never realize their full potential value.

Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”). The top holdings of the Fund can be found at www.iShares.com. Fund fact sheets provide information regarding the Fund’s top holdings and may be requested by calling 1-800-iShares (1-800-474-2737).

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Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund. Both assume that all dividends and distributions have been reinvested in the Fund. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Supplemental information about the Fund’s performance is shown under the heading Total Return Information in the Supplemental Information section at the end of this Prospectus.

Year by Year Returns1 (Years Ended December 31)

[1]	The Fund’s total return for the six months ended June 30, 2009 was 1.41%.

The best calendar quarter return during the periods shown above was 10.77% in the 1st quarter of 2006; the worst was -25.70% in the 4th quarter of 2008.

Average Annual Total Returns

(for the periods ended December 31, 2008)

	One Year	Since Fund Inception
(Inception Date: 6/28/2004)
Return Before Taxes	-31.73%	-2.06%
Return After Taxes on Distributions[1]	-32.07%	-2.53%
Return After Taxes on Distributions and Sale of Fund Shares[1]	-20.21%	-1.76%
Morningstar Small Value Index (Index returns do not reflect deductions for fees, expenses, or taxes)	-31.67%	-1.80%

[1]

After-tax returns in the table above are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Fund returns after taxes on distributions and sale of Fund shares are calculated assuming that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the sale of Fund shares. As a result, Fund returns after taxes on distributions and sale of Fund shares may exceed Fund returns before taxes and/or returns after taxes on distributions.

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Fees and Expenses

The following table describes the fees and expenses that you will incur if you own shares of the Fund. You will also incur usual and customary brokerage commissions when buying or selling shares of the Fund:

	Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets, expressed as a percentage of average net assets)
Shareholder Fees (fees paid directly from your investment)	Management Fees	Distribution and Service (12b-1) Fees	Other Expenses[1]	Total Annual Fund Operating Expenses
None	0.30%	None	None	0.30%

[1]

The Trust’s Investment Advisory Agreement provides that BFA will pay all operating expenses of the Fund, except interest expense and taxes, any brokerage expenses, future distribution fees or expenses and extraordinary expenses.

Example. This example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$31	$97	$169	$381

Management

Investment Adviser. As investment adviser, BFA has overall responsibility for the general management and administration of the Trust. BFA provides an investment program for the Fund and manages the investment of the Fund’s assets. In seeking to achieve the Fund’s investment objective, BFA uses teams of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages BFA’s extensive resources.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of the Fund), BFA is responsible for substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services except interest expense and taxes, brokerage expenses, future distribution fees or expenses and extraordinary expenses.

For its investment advisory services to the Fund, BFA is entitled to receive a management fee from the Fund based on a percentage of the Fund’s average daily net assets, at the annual rate of 0.30%.

BFA is located at 400 Howard Street, San Francisco, CA 94105. It is a wholly-owned subsidiary of BTC, which in turn is a wholly-owned subsidiary of BlackRock, Inc. As of June 30, 2009, BTC and its affiliates, including BFA and BlackRock, Inc., provided

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investment advisory services for assets in excess of $3 trillion. BFA, BTC, BlackRock Investors Services, BlackRock, Inc. and their affiliates deal, trade and invest for their own accounts in the types of securities in which the Fund invests.

A discussion regarding the basis for the Trust’s Board of Trustees’ (the “Board”) approval of the Investment Advisory Agreement with BFA is available in the Fund’s semi-annual report for the six-month period ended October 31.

Portfolio Managers. Diane Hsiung and Greg Savage (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Fund. Each Portfolio Manager is responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, coordinating with members of his or her team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy and overseeing members of his or her portfolio management team with more limited responsibilities.

Diane Hsiung is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Ms. Hsiung has been a senior portfolio manager for BFA and BTC since 2009. Prior to her employment with BFA and BTC, Ms. Hsiung was a senior portfolio manager from 2007 to 2009 for Barclays Global Fund Advisors (“BGFA”) and Barclays Global Investors, N.A. (“BGI”) and a portfolio manager from 2002 to 2006 for BGFA and BGI. Ms. Hsiung has been a Portfolio Manager of the Fund since 2008.

Greg Savage is an employee of BFA and BTC and, together with the other Portfolio Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Savage has been a senior portfolio manager for BFA and BTC since 2009. Prior to his employment with BFA and BTC, Mr. Savage was a senior portfolio manager from 2006 to 2009 for BGFA and BGI and a portfolio manager from 2001 to 2006 for BGFA and BGI. Mr. Savage has been a Portfolio Manager of the Fund since 2008.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership (if any) of shares in the Fund.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) is the administrator, custodian and transfer agent for the Fund.

Shareholder Information

Additional shareholder information, including how to buy and sell shares of the Fund, is available free of charge by calling toll-free: 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

Buying and Selling Shares. Shares of the Fund are listed for trading on a national securities exchange during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly-traded companies. The Trust does not impose any minimum investment for shares of the Fund purchased on an exchange. Buying or selling Fund shares involves two types of costs that may apply to all securities transactions. When buying or selling shares of the Fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread” – that is, any

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difference between the bid price and the ask price. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread varies over time for shares of the Fund based on its trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. The Fund’s shares trade under the trading symbol “JKL”.

Shares of the Fund may be acquired or redeemed directly from the Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section of this Prospectus. Only an Authorized Participant (as defined in the Creations and Redemptions section) may create or redeem directly with the Fund. Once created, shares of the Fund generally trade in the secondary market in amounts less than a Creation Unit.

The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV (“market timing”), because the Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash with a deadline for placing cash-related transactions no later than the close of the primary markets for the Fund’s portfolio securities. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of the Fund are listed and traded on national securities exchanges.

The national securities exchange on which the Fund’s shares are listed is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s primary listing exchange is NYSE Arca.

Section 12(d)(1) of the Investment Company Act of 1940 (the “1940 Act”), as amended, restricts investments by registered investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Book Entry. Shares of the Fund are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares for all purposes.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the Fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your

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name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.

Share Prices. The trading prices of the Fund’s shares in the secondary market generally differ from the Fund’s daily NAV per share and are affected by market forces such as supply and demand, economic conditions and other factors. Information regarding the intraday value of shares of the Fund, also known as the “indicative optimized portfolio value” (“IOPV”), is disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund’s shares are listed or by market data vendors or other information providers. The IOPV is based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time nor the best possible valuation of the current portfolio. Therefore, the IOPV should not be viewed as a “real-time” update of the NAV, which is computed only once a day. The IOPV is generally determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Fund. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Fund is not involved in, or responsible for, the calculation or dissemination of the IOPV and makes no representation or warranty as to its accuracy.

Determination of Net Asset Value. The NAV of the Fund is generally determined once daily Monday through Friday generally as of the regularly scheduled close of business of the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for trading, based on prices at the time of closing, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers) and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of the Fund is calculated by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of outstanding shares of the Fund, generally rounded to the nearest cent.

Investments held by the Fund are valued pursuant to the pricing policy and procedures approved by the Board. In calculating the Fund’s NAV, the Fund’s investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of funds that are not traded on an exchange, a market valuation means such fund’s published NAV per share. BFA may use various pricing services or discontinue the use of any pricing

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service. A price obtained from a pricing service based on such pricing service’s valuation matrix may be considered a market valuation.

In the event that current market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing. The frequency with which the Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended (the “1933 Act”)); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security or other assets affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). Examples of events that may be significant events are government actions, natural disasters, armed conflict, acts of terrorism and significant market fluctuations.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between the Fund’s performance and the performance of the Underlying Index.

Dividends and Distributions

General Policies. Dividends from net investment income, if any, are generally declared and paid quarterly by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve its status as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income or realized gains.

Dividends and other distributions on shares of the Fund are distributed on a pro rata basis to beneficial owners of such shares. Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this

12

service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Taxes. As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in Fund shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Taxes on Distributions. Distributions from the Fund’s net investment income (other than qualified dividend income), including distributions of income from securities lending and distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by the Fund of net long-term capital gains in excess of net short-term capital losses (capital gain dividends) are taxable to you as long-term capital gains, generally at a 15% tax rate (0% at certain income levels), regardless of how long you have held the Fund’s shares. Distributions by the Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. The 15% and 0% tax rates expire for taxable years beginning after December 31, 2010.

Dividends will be qualified dividend income to you if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations, provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways.

Dividends received by the Fund from a real estate investment trust (“REIT”) or another RIC generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such REIT or RIC. It is expected that dividends received by the Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income.

Under current law, the taxation of qualified dividend income at long-term capital gain rates will no longer apply for taxable years beginning after December 31, 2010.

A dividend will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held without being hedged by the Fund, or to any share of the Fund held without being hedged by you, for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or in the case of certain preferred stock 91 days during the 181-day period beginning 90 days before such date. In general, your distributions are subject to U.S. federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

If the Fund’s distributions exceed current and accumulated earnings and profits, all or a portion of the distributions made in the taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be

13

taxable but will reduce the shareholder’s cost basis and result in a higher capital gain or lower capital loss when those shares on which the distribution was received are sold.

If you are neither a resident nor a citizen of the United States or if you are a non-U.S. entity, the Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, provided that withholding tax will generally not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of long-term capital gains or upon the sale or other disposition of shares of the Fund.

If you are a resident or a citizen of the United States, by law, back-up withholding will apply to your distributions and proceeds if you have not provided a taxpayer identification number or social security number and made other required certifications.

Taxes When Shares are Sold. Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year. Any capital gain or loss realized upon a sale of Fund shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such shares.

The foregoing discussion summarizes some of the consequences under current U.S. federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of shares. Consult your personal tax adviser about the potential tax consequences of an investment in shares of the Fund under all applicable tax laws.

Creations and Redemptions. Prior to trading in the secondary market, shares of the Fund are “created” at NAV by market makers, large investors and institutions only in block-size Creation Units of 50,000 shares or multiples thereof. Each “creator” or “Authorized Participant” enters into an authorized participant agreement with the Fund’s distributor, SEI Investments Distribution Co. (the “Distributor”). Only an Authorized Participant may create or redeem directly with the Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into the Fund a portfolio of securities approximating the holdings of the Fund and a specified amount of cash in exchange for a specified number of Creation Units. To the extent practicable, the composition of such portfolio generally corresponds pro rata to the holdings of the Fund.

Similarly, shares can be redeemed only in Creation Units, generally in-kind for a portfolio of securities held by the Fund (“Fund Securities”) and a specified amount of cash. Except when aggregated in Creation Units, shares are not redeemable by the Fund. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.

The Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities,

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including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the 1933 Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Unit aggregations. Information about the procedures regarding creation and redemption of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of the Fund a “distribution,” as such term is used in the 1933 Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the 1933 Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.

Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the 1933 Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the 1933 Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the 1933 Act is available only with respect to transactions on a national securities exchange.

Transaction Fees. Authorized Participants are charged standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay an additional variable charge (up to the maximum amount shown below) to compensate for brokerage and market impact expenses. The standard creation and redemption transaction fees are set forth below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge regardless of the number of Creation Units purchased by an investor on the same day. BFA may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Similarly, the standard redemption transaction fee is a single charge regardless of the number of Creation Units redeemed on the same day. Creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) are also subject to an additional variable charge up to the maximum amount shown in the table below. In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring

15

securities to the Fund and redeemers of shares in Creation Units are responsible for the costs of transferring securities from the Fund. Investors who use the services of a broker or other such intermediary may pay fees for such services.

The following table also shows, as of May 29, 2009, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*
$2,494,500	50,000	$500	3.0%	2.0%

*	As a percentage of the amount invested.

Householding. Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

Distribution

The Distributor distributes Creation Units for the Fund on an agency basis. The Distributor does not maintain a secondary market in shares of the Fund. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456.

Conflicts of Interest. BFA wants you to know that there are certain entities with which BFA has relationships that may give rise to conflicts of interest, or the appearance of conflicts of interest. These entities include the following: BFA’s affiliates (including BlackRock, Inc., and The PNC Financial Services Group, Inc., and each of their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) and BlackRock, Inc.’s significant shareholders, Merrill Lynch & Co., Inc. and its affiliates, including Bank of America Corporation (each a “BAC Entity”), and Barclays Bank PLC and its affiliates, including Barclays Capital Corp. (each a “Barclays Entity”) (for convenience the Affiliates, BAC Entities and Barclays Entities are collectively referred to in this section as the “Entities” and each separately is referred to as an “Entity”).

The activities of Entities in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage the Fund and its shareholders. The Entities provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. The Entities are involved worldwide with a broad spectrum of financial services and asset management

16

activities and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Fund. One or more of the Entities act or may act as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal, and have other direct and indirect interests, in securities, currencies and other instruments in which the Fund directly and indirectly invest. Thus, it is likely that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which an Entity performs or seeks to perform investment banking or other services.

One or more Entities may engage in proprietary trading and advise accounts and funds that have investment objectives similar to those of the Fund and/or that engage in and compete for transactions in the same types of securities, currencies and other instruments as the Fund, including in securities issued by other open-end and closed-end investment management companies, including investment companies that are affiliated with the Fund and BFA, to the extent permitted under the 1940 Act. The trading activities of these Entities are carried out without reference to positions held directly or indirectly by the Fund and may result in an Entity having positions that are adverse to those of the Fund.

No Entity is under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, an Entity may compete with the Fund for appropriate investment opportunities. As a result of this and several other factors, the results of the Fund’s investment activities may differ from those of an Entity and of other accounts managed by an Entity, and it is possible that the Fund could sustain losses during periods in which one or more Entities and other accounts achieve profits on their trading for proprietary or other accounts. The opposite result is also possible.

The Fund may, from time to time, enter into transactions in which an Entity or an Entity’s other clients have an adverse interest. Furthermore, transactions undertaken by Entity-advised clients may adversely impact the Fund. Transactions by one or more Entity-advised clients or BFA may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund.

An Entity may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including the Entities, may be paid licensing fees for use of their indices or index names. Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with the Entities will be as favorable as those terms offered to other index licensees.

The Fund’s activities may be limited because of regulatory restrictions applicable to one or more Entities, and/or their internal policies designed to comply with such restrictions. In addition, the Fund may invest in securities of companies with which an Entity has or is trying to develop investment banking relationships or in which an Entity has significant debt or equity investments. The Fund also may invest in securities of companies for which an Entity provides or may some day provide research coverage. An Entity may have business relationships with and purchase or

17

distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund, and may receive compensation for such services. The Fund may also make brokerage and other payments to Entities in connection with the Fund’s portfolio investment transactions.

Under a securities lending program approved by the Fund’s Board of Trustees, the Fund has retained an Affiliate of BFA to serve as the securities lending agent for the Fund to the extent that the Fund participate in the securities lending program. For these services, the lending agent may receive a fee from the Fund, including a fee based on the returns earned on the Fund’s investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Fund may lend its portfolio securities under the securities lending program.

The activities of Affiliates may give rise to other conflicts of interest that could disadvantage the Fund and its shareholders. BFA has adopted policies and procedures designed to address these potential conflicts of interest.

18

Financial Highlights

The financial highlights table is intended to help investors understand the Fund’s financial performance since inception. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP, whose report is included, along with the Fund’s financial statements, in the Fund’s Annual Report (available upon request).

Financial Highlights

(For a share outstanding throughout each period)

	Year ended Apr. 30, 2009	Year ended Apr. 30, 2008	Year ended Apr. 30, 2007	Year ended Apr. 30, 2006	Period from Jun. 28, 2004[a] to Apr. 30, 2005
Net asset value, beginning of period	$72.21	$85.00	$77.78	$62.37	$59.97

Income from investment operations:
Net investment income[b]	1.62	1.82	1.85	1.55	1.07
Net realized and unrealized gain (loss)[c]	(23.83)	(12.81)	7.06	15.31	2.39

Total from investment operations	(22.21)	(10.99)	8.91	16.86	3.46

Less distributions from:
Net investment income	(1.78)	(1.80)	(1.69)	(1.45)	(1.06)

Total distributions	(1.78)	(1.80)	(1.69)	(1.45)	(1.06)

Net asset value, end of period	$48.22	$72.21	$85.00	$77.78	$62.37

Total return	(30.92)%	(13.08)%	11.63%	27.24%	5.72%[d]

Ratios/Supplemental data:
Net assets, end of period (000s)	$65,094	$93,873	$135,998	$81,664	$34,301
Ratio of expenses to average net assets[e]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets[e]	2.95%	2.35%	2.31%	2.16%	1.98%
Portfolio turnover rate[f]	70%	66%	56%	17%	10%

[a]	Commencement of operations.
[b]	Based on average shares outstanding throughout each period.
[c]	The amounts reported may not accord with the change in aggregate gains and losses in securities due to the timing of capital share transactions.
[d]	Not annualized.
[e]	Annualized for periods of less than one year.
[f]	Portfolio turnover rates exclude portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.

19

Index Provider

Morningstar is a leading provider of independent investment research. The company offers an extensive line of internet, software, and print-based products for individual investors, financial advisors and institutions. Morningstar is not affiliated with the Trust, BTC, BFA, State Street, or the Distributor. Dow Jones Indexes, a part of Dow Jones and Company, maintains and calculates the Morningstar Indexes for Morningstar pursuant to a contractual agreement. Dow Jones Indexes is not affiliated with Morningstar, the Trust, BTC, BFA, the Distributor, or any of their respective affiliates.

BTC has entered into a license agreement with the Index Provider to use the Underlying Index. BTC sublicenses rights in the Underlying Index to the Trust at no charge.

Disclaimers

The Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Underlying Index to track general stock market performance. Morningstar’s only relationship to the Trust, BTC and BFA is the licensing of certain trademarks and trade names of Morningstar and of the Underlying Index which is determined, composed and calculated by Morningstar without regard to the Trust, BTC, BFA or the Fund. Morningstar has no obligation to take the needs of BTC, BFA or the owners of shares of the Fund into consideration in determining, composing or calculating the Underlying Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of shares of the Fund, or the timing of the issuance or sale of such shares or in the determination or calculation of the equation by which shares of the Fund are to be converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the Fund. Morningstar does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and Morningstar shall have no liability for any errors, omissions, or interruptions therein.

Morningstar makes no warranty, express or implied, as to results to be obtained by BTC, BFA, owners of shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. Morningstar makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall Morningstar have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, even if notified of the possibility of such damages.

20

Shares of the Fund are not sponsored, endorsed or promoted by NYSE Arca. NYSE Arca makes no representation or warranty, express or implied, to the owners of the shares of the Fund or any member of the public regarding the ability of the Fund to track the total return performance of the Underlying Index or the ability of the Underlying Index to track stock market performance. NYSE Arca is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Underlying Index, nor in the determination of the timing of, prices of, or quantities of shares of the Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. NYSE Arca has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing or trading of the shares of the Fund.

NYSE Arca does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein. NYSE Arca makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Fund as licensee, licensee’s customers and counterparties, owners of the shares of the Fund, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. NYSE Arca makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NYSE Arca have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

BFA does not guarantee the accuracy or the completeness of the Underlying Index or any data included therein and BFA shall have no liability for any errors, omissions or interruptions therein.

BFA makes no warranty, express or implied, to the owners of shares of the Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Underlying Index or any data included therein. BFA makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall BFA have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

21

Supplemental Information

I. Premium/Discount Information

The table that follows presents information about the differences between the daily market price on secondary markets for shares of the Fund and the Fund’s NAV. NAV is the price per share at which the Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The price used to calculate market returns (“Market Price”) of the Fund generally is determined using the midpoint between the highest bid and the lowest offer on the primary securities exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. The Fund’s Market Price may be at, above or below its NAV. The NAV of the Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of the Fund on a given day, generally at the time the NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Fund for each full calendar quarter of 2008 through June 30, 2009.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than 1.5%	2	0.53%
Greater than 1.0% and Less than 1.5%	5	1.33
Greater than 0.5% and Less than 1.0%	7	1.86
Between 0.5% and -0.5%	353	93.88
Less than -0.5% and Greater than -1.0%	3	0.80
Less than -1.0% and Greater than -1.5%	2	0.53
Less than -1.5% and Greater than -2.0%	2	0.53
Less than -2.0% and Greater than -2.5%	1	0.27
Less than -2.5%	1	0.27

	376	100.00%

22

II. Total Return Information

The tables that follow present information about the total returns of the Fund’s Underlying Index and the total returns of the Fund. The information presented for the Fund is as of its fiscal year ended April 30, 2009.

“Average Annual Total Returns” represent the average annual change in value of an investment over the period(s) indicated. “Cumulative Total Returns” represent the total change in value of an investment over the period(s) indicated.

The Fund’s per share NAV is the value of one share of the Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price of the Fund. The price used to calculate Market Price is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund’s inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the Market Price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the Underlying Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the tables below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund’s past performance is no guarantee of future results.

Performance as of April 30, 2009

Average Annual Total Returns						Cumulative Total Returns
Year Ended 4/30/09			Inception to 4/30/09*			Inception to 4/30/09*
NAV	MARKET	INDEX	NAV	MARKET	INDEX	NAV	MARKET	INDEX
(30.92)%	(30.98)%	(30.79)%	(2.12)%	(2.17)%	(1.86)%	(9.84)%	(10.09)%	(8.71)%

*	Total returns for the period since inception are calculated from the inception date of the Fund (6/28/04). The first day of secondary market trading in shares of the Fund was 7/2/04.

23

For more information:

WWW.iSHARES.COM

1-800-iShares (1-800-474-2737)

Copies of the Prospectus, SAI and recent shareholder reports can be found on our website at

www.iShares.com. For more information about the Fund, you may request a copy of the SAI.

The SAI provides detailed information about the Fund and is incorporated by reference into this

Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Additional information about the Fund’s investments is available in the Fund’s Annual and

Semi-Annual reports to shareholders. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

If you have any questions about the Trust or shares of the Fund or you wish to obtain the SAI,

Semi-Annual or Annual report free of charge, please:

Call: 1-800-iShares or 1-800-474-2737 (Toll free)

Monday through Friday, 8:30 a.m. to 6:30 p.m. (Eastern Time)

E-mail: iSharesETFs@blackrock.com

Write: c/o SEI Investments Distribution Co.

One Freedom Valley Drive Oaks, PA 19456

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public

Reference Room in Washington, D.C., and information on the operation of the Public Reference

Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s website at www.sec.gov,

and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public

Reference Section, Washington, D.C. 20549-1520.

No person is authorized to give any information or to make any representations about the

Fund and its shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Investment Company Act File No.: 811-09729

IS-P-JKL-1209

I SHARES BLACKROCK

ISHARES® TRUST

Statement of Additional Information

Dated September 1, 2009 (as revised December 1, 2009)

This combined Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectuses (the “Prospectuses”) for the following funds of iShares Trust (the “Trust”), as such Prospectuses may be revised or supplemented from time to time:

iShares Cohen & Steers Realty Majors Index Fund

iShares Dow Jones International Select Dividend Index Fund

iShares Dow Jones Select Dividend Index Fund

iShares Dow Jones Transportation Average Index Fund

iShares Dow Jones U.S. Index Fund

iShares Dow Jones U.S. Aerospace & Defense Index Fund

iShares Dow Jones U.S. Basic Materials Sector Index Fund

iShares Dow Jones U.S. Broker-Dealers Index Fund

iShares Dow Jones U.S. Consumer Goods Sector Index Fund

iShares Dow Jones U.S. Consumer Services Sector Index Fund

iShares Dow Jones U.S. Energy Sector Index Fund

iShares Dow Jones U.S. Financial Sector Index Fund

iShares Dow Jones U.S. Financial Services Index Fund

iShares Dow Jones U.S. Healthcare Providers Index Fund

iShares Dow Jones U.S. Healthcare Sector Index Fund

iShares Dow Jones U.S. Home Construction Index Fund

iShares Dow Jones U.S. Industrial Sector Index Fund

iShares Dow Jones U.S. Insurance Index Fund

iShares Dow Jones U.S. Medical Devices Index Fund

iShares Dow Jones U.S. Oil Equipment & Services Index Fund

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

iShares Dow Jones U.S. Pharmaceuticals Index Fund

iShares Dow Jones U.S. Real Estate Index Fund

iShares Dow Jones U.S. Regional Banks Index Fund

iShares Dow Jones U.S. Technology Sector Index Fund

iShares Dow Jones U.S. Telecommunications Sector Index Fund

iShares Dow Jones U.S. Utilities Sector Index Fund

iShares FTSE EPRA/NAREIT Developed Asia Index Fund

iShares FTSE EPRA/NAREIT Developed Europe Index Fund

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund

iShares FTSE EPRA/NAREIT North America Index Fund

iShares FTSE NAREIT Industrial/Office Capped Index Fund

iShares FTSE NAREIT Mortgage Plus Capped Index Fund

iShares FTSE NAREIT Real Estate 50 Index Fund

iShares FTSE NAREIT Residential Plus Capped Index Fund

iShares FTSE NAREIT Retail Capped Index Fund

iShares FTSE KLD 400 Social Index Fund

iShares FTSE KLD Select Social Index Fund

iShares Morningstar Large Core Index Fund

iShares Morningstar Large Growth Index Fund

iShares Morningstar Large Value Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

The Prospectuses for the iShares funds included in this SAI are dated September 1, 2009 (as revised December 1, 2009). Capitalized terms used herein that are not defined have the same meaning as in the applicable Prospectus, unless otherwise noted. The Financial Statements and Notes contained in the Annual Reports of the Trust for the above listed Funds are incorporated by reference into and are deemed to be part of this SAI. A copy of each Prospectus and Annual Report may be obtained without charge by writing to the Trust’s distributor, SEI Investments Distribution Co. (the “Distributor”) at One Freedom Valley Drive, Oaks, PA 19456, calling 1-800-iShares (1-800-474-2737) or visiting www.iShares.com.

iShares® is a registered trademark of BlackRock Institutional Trust Company, N.A. (“BTC”)*.

*	Prior to December 1, 2009, BlackRock Institutional Trust Company, N.A. was known as Barclays Global Investors, N.A. (“BGI”).

i

ii

iii

GENERAL DESCRIPTION OF THE TRUST AND ITS FUNDS

The Trust currently consists of more than 145 investment series or portfolios. The Trust was organized as a Delaware statutory trust on December 16, 1999 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the following funds (each, a “Fund” and collectively, the “Funds”):

•	iShares Cohen & Steers Realty Majors Index Fund

•	iShares Dow Jones International Select Dividend Index Fund(1)

•	iShares Dow Jones Select Dividend Index Fund

•	iShares Dow Jones Transportation Average Index Fund

•	iShares Dow Jones U.S. Index Fund

•	iShares Dow Jones U.S. Aerospace & Defense Index Fund

•	iShares Dow Jones U.S. Basic Materials Sector Index Fund

•	iShares Dow Jones U.S. Broker-Dealers Index Fund

•	iShares Dow Jones U.S. Consumer Goods Sector Index Fund

•	iShares Dow Jones U.S. Consumer Services Sector Index Fund

•	iShares Dow Jones U.S. Energy Sector Index Fund

•	iShares Dow Jones U.S. Financial Sector Index Fund

•	iShares Dow Jones U.S. Financial Services Index Fund

•	iShares Dow Jones U.S. Healthcare Providers Index Fund

•	iShares Dow Jones U.S. Healthcare Sector Index Fund

•	iShares Dow Jones U.S. Home Construction Index Fund

•	iShares Dow Jones U.S. Industrial Sector Index Fund

•	iShares Dow Jones U.S. Insurance Index Fund

•	iShares Dow Jones U.S. Medical Devices Index Fund

•	iShares Dow Jones U.S. Oil Equipment & Services Index Fund

•	iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund

•	iShares Dow Jones U.S. Pharmaceuticals Index Fund

•	iShares Dow Jones U.S. Real Estate Index Fund

•	iShares Dow Jones U.S. Regional Banks Index Fund

•	iShares Dow Jones U.S. Technology Sector Index Fund

•	iShares Dow Jones U.S. Telecommunications Sector Index Fund

•	iShares Dow Jones U.S. Utilities Sector Index Fund

•	iShares FTSE EPRA/NAREIT Developed Asia Index Fund(2)

•	iShares FTSE EPRA/NAREIT Developed Europe Index Fund(3)

•	iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund(4)

•	iShares FTSE EPRA/NAREIT North America Index Fund

•	iShares FTSE NAREIT Industrial/Office Capped Index Fund(5)

•	iShares FTSE NAREIT Mortgage Plus Capped Index Fund(6)

•	iShares FTSE NAREIT Real Estate 50 Index Fund

•	iShares FTSE NAREIT Residential Plus Capped Index Fund(7)

•	iShares FTSE NAREIT Retail Capped Index Fund(8)

•	iShares FTSE KLD 400 Social Index Fund(9)

•	iShares FTSE KLD Select Social Index Fund(10)

•	iShares Morningstar Large Core Index Fund

•	iShares Morningstar Large Growth Index Fund

•	iShares Morningstar Large Value Index Fund

•	iShares Morningstar Mid Core Index Fund

•	iShares Morningstar Mid Growth Index Fund

•	iShares Morningstar Mid Value Index Fund

•	iShares Morningstar Small Core Index Fund

•	iShares Morningstar Small Growth Index Fund

•	iShares Morningstar Small Value Index Fund

(1)	Effective September 1, 2009, the name of the Fund changed from the iShares Dow Jones EPAC Select Dividend Index Fund to the iShares Dow Jones International Select Dividend Index Fund.

(2)	Effective March 23, 2009, the name of the Fund changed from the iShares FTSE EPRA/NAREIT Asia Index Fund to the iShares FTSE EPRA/NAREIT Developed Asia Index Fund.

(3)	Effective March 23, 2009, the name of the Fund changed from the iShares FTSE EPRA/NAREIT Europe Index Fund to the iShares FTSE EPRA/NAREIT Developed Europe Index Fund.

(4)	Effective March 23, 2009, the name of the Fund changed from the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund to the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund.

(5)	Effective March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Industrial/Office Index Fund to the iShares FTSE NAREIT Industrial/Office Capped Index Fund.

(6)	Effective March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Mortgage REITs Index Fund to the iShares FTSE NAREIT Mortgage Plus Capped Index Fund.

(7)	Effective March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Residential Index Fund to the iShares FTSE NAREIT Residential Plus Capped Index Fund.

(8)	Effective March 2, 2009, the name of the Fund changed from the iShares FTSE NAREIT Retail Index Fund to the iShares FTSE NAREIT Retail Capped Index Fund.

(9)	Effective July 29, 2009, the name of the Fund changed from the iShares KLD 400 SocialSM Index Fund to the iShares FTSE KLD 400 Social Index Fund.

(10)	Effective July 29, 2009, the name of the Fund changed from the iShares KLD Select SocialSM Index Fund to the iShares FTSE KLD Select Social Index Fund.

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each, an “Underlying Index”) representing publicly-traded equity securities of issuers in a particular broad market, market segment, market sector or group of industries. Each Fund is managed by BlackRock Fund Advisors* (“BFA” or the “Investment Adviser”), a subsidiary of BTC.

Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Unit”), generally in exchange for a basket of equity securities included in its Underlying Index (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares described in the applicable Prospectus and this SAI are listed and traded on national securities exchanges (a “Listing Exchange”) such as The NASDAQ Stock Market LLC (“Nasdaq”) or NYSE Arca, Inc. (“NYSE Arca”). Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Units, and, generally, in exchange for portfolio securities and a Cash Component. Creation Units typically are a specified number of shares, generally ranging from 50,000 to 100,000 or multiples thereof.

The Trust reserves the right to offer a “cash” option for creations and redemptions of shares. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain with the Trust a cash deposit equal to at least 110% for domestic funds and 115% for foreign funds, which BFA may change from time to time, of the market value of the omitted Deposit Securities. See the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Transaction fees for cash creations or redemptions may be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, conditions and fees will be limited in accordance with the requirements of SEC rules and regulations applicable to management investment companies offering redeemable securities.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the SHAREHOLDER INFORMATION section of each Fund’s Prospectus. The discussion below supplements, and should be read in conjunction with, that section of the applicable Prospectus.

Shares of each Fund are listed for trading and trade throughout the day on the applicable Listing Exchange and other secondary markets. Shares of certain Funds may also be listed on certain non-U.S. exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if (i) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund for 30 or more consecutive trading days, (ii) the value of the Underlying Index on which a Fund is based is no longer calculated or available, (iii) the “indicative optimized portfolio value” (“IOPV”) of a Fund is no longer calculated or available or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will also remove shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, when you buy or sell shares through a broker you will incur a brokerage commission determined by that broker.

*	Prior to December 1, 2009, BlackRock Fund Advisors was known as Barclays Global Fund Advisors (“BGFA”).

In order to provide additional information regarding the indicative value of shares of the Funds, the Listing Exchange or a market data vendor disseminates every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated IOPV for the Funds as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs and makes no representation or warranty as to the accuracy of the IOPVs.

An IOPV has an equity securities component and a cash component. The equity securities values included in an IOPV are the values of the Deposit Securities for a Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time because the current portfolio of the Fund may include securities that are not a part of the current Deposit Securities. Therefore, a Fund’s IOPV disseminated during the Listing Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in an IOPV consists of estimated accrued interest, dividends and other income, less expenses. If applicable, each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

The Trust reserves the right to adjust the share prices of Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Funds.

INVESTMENT STRATEGIES AND RISKS

Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Underlying Index and through transactions that provide substantially similar exposure to securities in the Underlying Index. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in each Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio.

Each Fund engages in representative sampling, which is investing in a sample of securities selected by BFA to have a collective investment profile similar to that of the Underlying Index. Securities selected have aggregate investment characteristics (based on market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation and yield) and liquidity measures similar to those of the Underlying Index. Funds that use representative sampling generally do not hold all of the securities that are in the relevant Underlying Index.

Diversification Status. The following table sets forth the diversification status of each Fund:

DIVERSIFIED FUNDS	NON-DIVERSIFIED FUNDS

iShares Dow Jones Select Dividend Index Fund

iShares Dow Jones U.S. Index Fund

iShares FTSE KLD 400 Social Index Fund

iShares FTSE KLD Select Social Index Fund

iShares Morningstar Mid Core Index Fund

iShares Morningstar Mid Growth Index Fund

iShares Morningstar Mid Value Index Fund

iShares Morningstar Small Core Index Fund

iShares Morningstar Small Growth Index Fund

iShares Morningstar Small Value Index Fund

iShares Cohen & Steers Realty Majors Index Fund
iShares Dow Jones International Select Dividend Index Fund
iShares Dow Jones Transportation Average Index Fund
iShares Dow Jones U.S. Aerospace & Defense Index Fund
iShares Dow Jones U.S. Basic Materials Sector Index Fund
iShares Dow Jones U.S. Broker-Dealers Index Fund

DIVERSIFIED FUNDS	NON-DIVERSIFIED FUNDS
iShares Dow Jones U.S. Consumer Goods Sector Index Fund
iShares Dow Jones U.S. Consumer Services Sector Index Fund
iShares Dow Jones U.S. Energy Sector Index Fund
iShares Dow Jones U.S. Financial Sector Index Fund
iShares Dow Jones U.S. Financial Services Index Fund
iShares Dow Jones U.S. Healthcare Providers Index Fund
iShares Dow Jones U.S. Healthcare Sector Index Fund
iShares Dow Jones U.S. Home Construction Index Fund
iShares Dow Jones U.S. Industrial Sector Index Fund
iShares Dow Jones U.S. Insurance Index Fund
iShares Dow Jones U.S. Medical Devices Index Fund
iShares Dow Jones U.S. Oil Equipment & Services Index Fund
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund
iShares Dow Jones U.S. Pharmaceuticals Index Fund
iShares Dow Jones U.S. Real Estate Index Fund
iShares Dow Jones U.S. Regional Banks Index Fund
iShares Dow Jones U.S. Technology Sector Index Fund
iShares Dow Jones U.S. Telecommunications Sector Index Fund
iShares Dow Jones U.S. Utilities Sector Index Fund
iShares FTSE NAREIT Industrial/Office Capped Index Fund
iShares FTSE NAREIT Mortgage Plus Capped Index Fund
iShares FTSE NAREIT Real Estate 50 Index Fund
iShares FTSE NAREIT Residential Plus Capped Index Fund
iShares FTSE NAREIT Retail Capped Index Fund
iShares FTSE EPRA/NAREIT Developed Asia Index Fund
iShares FTSE EPRA/NAREIT Developed Europe Index Fund
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund
iShares FTSE EPRA/NAREIT North America Index Fund
iShares Morningstar Large Core Index Fund

DIVERSIFIED FUNDS	NON-DIVERSIFIED FUNDS
iShares Morningstar Large Growth Index Fund
iShares Morningstar Large Value Index Fund

With respect to 75% of a Fund’s total assets, a “diversified” fund is limited by the 1940 Act such that it does not invest more than 5% of its total assets in securities of any one issuer and does not acquire more than 10% of the outstanding voting securities of any one issuer (excluding cash and cash items, government securities, and securities of other investment companies). The remaining 25% of the fund’s total assets may be invested in any manner.

A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may dominate the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect the fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.

Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a Regulated Investment Company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “IRC”) and to relieve the Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that the Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the IRC may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objective.

Lending Portfolio Securities. Each Fund may lend portfolio securities to certain creditworthy borrowers, including borrowers affiliated with BFA. The borrowers provide collateral that is maintained in an amount at least equal to the current market value of the securities loaned. No securities loan shall be made on behalf of a Fund if, as a result, the aggregate value of all securities loans of the particular Fund exceeds one-third of the value of such Fund’s total assets (including the value of the collateral received). A Fund may terminate a loan at any time and obtain the return of the securities loaned. Each Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities.

With respect to loans that are collateralized by cash, the borrower will be entitled to receive a fee based on the amount of cash collateral. The Funds are compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain short-term instruments either directly on behalf of each lending Fund or through one or more joint accounts or money market funds, including those advised by BFA; such reinvestments are subject to investment risk.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees each Fund has agreed to pay a borrower), and credit, legal, counterparty and market risk. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral does not at least equal the value of the loaned security at the time the collateral is liquidated plus the transaction costs incurred in purchasing replacement securities.

Each Fund pays a portion of the interest or fees earned from securities lending to a borrower as described above and to a securities lending agent who administers the lending program in accordance with guidelines approved by the Trust’s Board of Trustees (the “Board” or the “Trustees”). To the extent that the Funds engage in securities lending, BTC acts as securities lending agent for the Funds subject to the overall supervision of BFA. BTC receives a portion of the revenues generated by securities lending activities as compensation for its services.

Repurchase Agreements. The Funds may enter into repurchase agreements. A repurchase agreement is an instrument under which the purchaser (i.e., the Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.

In any repurchase transaction, collateral for a repurchase agreement may include cash items, obligations issued by the U.S. Government or its agencies or instrumentalities, obligations rated in the highest category by at least two nationally recognized statistical rating organizations (“NRSRO”), or, if unrated, determined to be of comparable quality by BFA. Collateral, however, is not limited to the foregoing and may include for example obligations rated below the highest category by NRSROs. Collateral for a repurchase agreement may also include securities that a Fund could not hold directly without the repurchase obligation. Irrespective of the type of collateral underlying the repurchase agreement, a repurchase obligation with a particular counterparty must satisfy the credit quality standards applicable to the acquisition of an instrument issued by such counterparty in compliance with Rule 2a-7 under the Investment Company Act.

Repurchase agreements pose certain risks for a Fund that utilizes them. Such risks are not unique to the Fund but are inherent in repurchase agreements. The Funds seek to minimize such risks but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with longer maturities may be subject to greater price fluctuations than higher quality collateral and collateral with shorter maturities. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, the Fund would retain the status of an unsecured creditor of the counterparty (i.e., the position the Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, a Fund would be at risk of losing some or all of the principal and income involved in the transaction.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if the Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and each Fund intends to use the reverse repurchase technique only when BFA believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of each Fund’s assets. The Fund’s exposure to reverse repurchase agreements will be covered by assets having a value equal to or greater than such commitments. Each Fund maintains liquid assets in connection with reverse repurchase agreements. Under the 1940 Act, reverse repurchase agreements are considered borrowings.

Currency Transactions. The Funds do not expect to engage in currency transactions for the purpose of hedging against declines in the value of the Funds’ assets that are denominated in a foreign currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlements or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of a specific currency, at a specified price and at a specified future time. Currency futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency. To the extent required by law, liquid assets committed to futures contracts will be maintained.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in foreign currency. If BFA utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of the Underlying Index and may lower the Fund’s return. The Fund could experience losses if the value of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund could incur transaction costs, including trading commissions, in connection with certain foreign currency transactions.

Securities of Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds) and real estate investment trusts (“REITs”) to the extent allowed by law. Pursuant to the 1940 Act, a Fund’s investment in investment companies is limited to, subject to certain exceptions: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. To the extent allowed by law or regulation, each Fund may invest its assets in the securities of investment companies that are money market funds, including those advised by BFA or otherwise affiliated with BFA, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as investment advisory and administration fees, that would be in addition to those incurred by the Fund.

Non-U.S. Securities. Each Fund intends to purchase publicly-traded common stocks of non-U.S. issuers. To the extent a Fund invests in stocks of non-U.S. issuers, certain of the Funds’ investments in such stocks may be in the form of American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) (collectively, “Depositary Receipts”). Depositary Receipts are receipts, typically issued by a bank or trust issuer, which evidence ownership of underlying securities issued by a non-U.S. issuer. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. For other forms of Depositary Receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. issuer. Depositary Receipts are not necessarily denominated in the same currency as their underlying securities. Generally, ADRs, issued in registered form, are designed for use in the U.S. securities markets, and EDRs, issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the United States and in Europe and are designed for use throughout the world.

The Funds will not invest in any unlisted Depositary Receipt or any Depositary Receipt that BFA deems illiquid at the time of purchase or for which pricing information is not readily available. In general, Depositary Receipts must be sponsored but a Fund may invest in unsponsored Depositary Receipts under certain limited circumstances. The issuers of unsponsored Depositary Receipts are not obligated to disclose material information in the United States. Therefore there may be less information available regarding such issuers and there may be no correlation between available information and the market value of the Depositary Receipts.

Investing in the securities of non-U.S. issuers involves special risks and considerations not typically associated with investing in U.S. issuers. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non-U.S. countries, and potential restrictions on the flow of international capital. Non-U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non-U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by BFA); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s® Investors Service, Inc. or “A-1” by Standard & Poor’s® Rating Service, a division of The McGraw-Hill Companies, Inc. (“S&P®”), or if unrated, of comparable quality as determined by BFA; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of BFA, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Futures and Options. Each Fund may enter into futures contracts and options. These futures contracts and options will be used to simulate investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will enter into futures contracts and options that are traded on a U.S. or non-U.S. exchange. No Fund will use futures or options for speculative purposes. Each Fund intends to use futures and options in accordance with Rule 4.5 of the Commodity Exchange Act (“CEA”). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 so that each Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. Each Fund may enter into futures contracts to purchase securities indexes when BFA anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. To the extent required by law, liquid assets committed to futures contracts will be maintained.

A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at a specified exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. Investments in futures contracts and other investments that contain leverage may require each Fund to maintain liquid assets. Generally, each Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” each Fund maintains liquid assets in an amount at least equal to each Fund’s daily marked-to-market obligation (i.e., each Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if each Fund set aside assets equal to the futures contracts’ full notional value. Each Fund bases its asset maintenance policies on methods permitted by the staff of the SEC and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff.

Options on Futures Contracts. An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call or options is unlimited. The potential for loss related to writing put options is limited to the agreed upon price per share, also known as the strike price, less the premium received from writing the put.

Each Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Upon entering into a futures contract, a Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, each

Fund may elect to close the position by taking an opposite position, which will operate to terminate a Fund’s existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party based on the change in market value or level of a specified rate, index or asset. In return, the other party agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be performed on a net basis, with each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of liquid assets having an aggregate value at least equal to the accrued excess will be maintained by each Fund.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

Tracking Stocks. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and which is designed to “track” the performance of such business unit or division. The tracking stock may pay dividends to shareholders independent of the parent company. The parent company, rather than the business unit or division, generally is the issuer of tracking stock. However, holders of the tracking stock may not have the same rights as holders of the company’s common stock.

Future Developments. The Board may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any investment restrictions or policies.

GENERAL CONSIDERATIONS AND RISKS

A discussion of some of the risks associated with an investment in a Fund is contained in the applicable Prospectus.

An investment in a Fund should be made with an understanding that the value of a Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of stocks in general, and other factors that affect the market.

Risks of Derivatives. A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. A Fund may invest in stock index futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Risks of Equity Securities. An investment in a Fund should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of shares of a Fund). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. Holders of common stocks incur more risks than holders of preferred stocks and debt obligations because common stockholders generally have rights to receive payments from stock issuers inferior to the rights of creditors, or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (the value of which, however, is subject to market fluctuations prior to maturity), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity.

Although most of the securities in each Underlying Index are listed on a national securities exchange, the principal trading market for some may be in the over-the-counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund’s shares will be adversely affected if trading markets for a Fund’s portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, a position in futures contracts and options on futures contracts may be closed only on the exchange on which the contract was made (or a linked exchange). While each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time. Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to deliver the instruments underlying the future contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Funds, however, intend to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to a direct investment in the types of stocks in which they invest.

Utilization of futures and options on futures by a Fund involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or option. The purchase of put or call options will be based upon predictions by BFA as to anticipated trends, which predictions could prove to be incorrect.

Because the futures market generally imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting each Fund to substantial losses. In the event of adverse price movements, each Fund would be required to make daily cash payments of variation margin.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are subject to the risk that the swap counterparty will default on its obligations. If such a default occurs, a Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it contractually is entitled to receive).

Risks of Investing in Non-U.S. Equity Securities. Certain Funds (iShares Dow Jones International Select Dividend Index Fund, iShares FTSE EPRA/NAREIT Developed Asia Index Fund, iShares FTSE EPRA/NAREIT Developed Europe Index Fund, iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund and iShares FTSE EPRA/NAREIT North America Index Fund) invest a significant portion of their assets in non-U.S. equity securities. Investing in securities issued by issuers domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor’s local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country’s currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund also involves certain risks and considerations not typically associated with investing in a fund whose portfolio contains exclusively securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of the Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lower liquidity and significantly smaller market capitalization; different accounting and disclosure standards; lower levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; the risk of nationalization or expropriation of assets; and the risk of war.

Dividend Risk. There is no guarantee that the issuer of the stocks held by a Fund will declare dividends in the future or that if declared, they will either remain at current levels or increase over time.

PROXY VOTING POLICY

ALL FUNDS (OTHER THAN THE ISHARES FTSE KLD 400 SOCIAL INDEX FUND AND THE ISHARES FTSE KLD SELECT SOCIAL INDEX FUND):

The Trust has adopted, as its proxy voting policies for each Fund, the proxy voting guidelines of BFA, the investment adviser to each Fund. The Trust has delegated to BFA the responsibility for voting proxies on the portfolio securities held by each Fund. The remainder of this section discusses each Fund’s proxy voting guidelines and BFA’s role in implementing such guidelines. BFA votes (or refrains from voting) proxies for each Fund in a manner that BFA, in the exercise of its independent business judgment, concludes is in the best economic interests of such Fund. In some cases, BFA may determine that it is in the best economic interests of a Fund to refrain from exercising the Fund’s proxy voting rights (such as, for example, proxies on certain non-U.S. securities that might impose costly or time-consuming in-person voting requirements). With regard to the relationship between securities lending and proxy voting, BFA’s approach is also driven by our clients’ economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue-producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that the likely economic value of casting a vote generally is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BFA recalling loaned securities in order to ensure they are voted. Periodically, BFA analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures are necessary in light of any regulatory changes. BFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BFA’s proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BFA may, in the exercise of its business judgment, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates. When voting proxies, BFA attempts to encourage issuers to follow practices that enhance shareholder value and increase transparency and allow the market to place a proper value on their assets. With respect to certain specific issues:

•	Each Fund generally supports the board’s nominees in the election of directors and generally supports proposals that strengthen the independence of boards of directors;

•	Each Fund generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer; and

•	Each Fund generally votes against anti-takeover proposals and proposals that would create additional barriers or costs to corporate transactions that are likely to deliver a premium to shareholders.

BFA maintains institutional policies and procedures that are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund’s affiliates (if any), BFA or BFA’s affiliates (if any) or the Distributor or the Distributor’s affiliates, from having undue influence on BFA’s proxy voting activity. In certain instances, BFA may determine to engage an independent fiduciary to vote proxies as a further safeguard against potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BFA with instructions as to how to vote such proxies. In the latter case, BFA votes the proxy in accordance with the independent fiduciary’s determination.

THE ISHARES FTSE KLD 400 SOCIAL INDEX FUND AND THE ISHARES FTSE KLD SELECT SOCIAL INDEX FUND:

The Trust has adopted separate proxy voting guidelines for the iShares FTSE KLD 400 Social Index Fund and iShares FTSE KLD Select Social Index Fund (the “FTSE KLD Funds”) and has delegated to Institutional Shareholder Services (“ISS”) the responsibility for voting proxies on the portfolio securities held by the FTSE KLD Funds.

The FTSE KLD Funds maintain proxy voting guidelines consistent with the principle that “socially responsible” shareholders are concerned not only with economic returns and sound corporate governance, but also with the ethical behavior of corporations and the social and environmental impact of their actions. With respect to social and environmental matters, the FTSE KLD Funds’ proxy voting guidelines seek to reflect a broad consensus of the socially responsible investing community. The guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance, consistent with responsibilities to society as a whole. The FTSE KLD Funds vote (or refrain from voting) proxies in a manner that is consistent with these principles. In some cases, it may be in the best interest of shareholders of the FTSE KLD Funds to refrain from exercising the FTSE KLD Funds’ proxy voting rights. The FTSE KLD Funds’ proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. ISS, as proxy voting agent for the FTSE KLD Funds, will vote (or refrain from voting) on specific proxy issues in accordance with the FTSE KLD Funds’ proxy voting guidelines. The guidelines permit ISS to consider certain proposals on a case-by-case basis and to vote on such proposals based on various factors, including an examination of the proposal’s merits and consideration of recent and company-specific information. The FTSE KLD Funds vote (or refrain from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the FTSE KLD Funds, the FTSE KLD Funds’ affiliates (if any), BFA or BFA’s affiliates, or the Distributor or the Distributor’s affiliates.

With respect to certain specific issues:

•

The FTSE KLD Funds vote on the election of directors on a case by case basis. The FTSE KLD Funds generally oppose slates of director nominees that are not comprised of a majority of independent directors and withhold votes from non-independent directors who sit on key board committees;

•

The FTSE KLD Funds generally support social, workforce and environmental proposals that promote “good corporate citizenship” while enhancing long term shareholder and stakeholder value and proposals that call for more detailed and comparable reporting of a company’s social, workforce and environmental performance; and

•	The FTSE KLD Funds generally vote against anti-takeover proposals and proposals that limit the ability of shareholders to act independently of management.

ISS seeks to apply the FTSE KLD Funds’ proxy voting policies consistently across all proposals and issues votes strictly according to the FTSE KLD Funds’ policy in order to minimize conflicts of interests. ISS also maintains policies and practices that are designed to neutralize and guard against any conflict of interest that could arise between the issuer of the proxy (or any shareholder of the issuer) and ISS or ISS’ affiliates. In certain instances, ISS may engage a qualified third party to perform a proxy analysis and issue a vote recommendation as a further safeguard to avoid the influence of a potential conflict of interest.

Information with respect to how BFA or ISS, as applicable, voted proxies relating to the Funds’ portfolio securities during the 12-month period ended June 30 is available: (i) without charge, upon request, by calling 1-800-iShares (1-800-474-2737) or through the Funds’ website at www.iShares.com; and (ii) on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has adopted a policy regarding the disclosure of the Funds’ portfolio holdings information that requires that such information be disclosed in a manner that: (i) is consistent with applicable legal requirements and in the best interests of each Fund’s respective shareholders; (ii) does not put the interests of BFA, the Distributor or any affiliated person of BFA or the Distributor, above those of Fund shareholders; (iii) does not advantage any current or prospective Fund shareholders over any other current or prospective Fund shareholders, except to the extent that certain Entities (as described below) may receive portfolio holdings information not available to other current or prospective Fund shareholders in connection with the dissemination of information necessary for transactions in Creation Units, as contemplated by the iShares Exemptive Orders and as discussed below and (iv) does not provide selective access to portfolio holdings information except pursuant to the procedures outlined below and to the extent appropriate confidentiality arrangements limiting the use of such information are in effect. The “Entities” referred to in sub-section (iii) above are generally limited to National Securities Clearing Corporation (“NSCC”) members and subscribers to various fee-based subscription services, including those large institutional investors (known as “Authorized Participants”) that have been authorized by the Distributor to purchase and redeem large blocks of shares pursuant to legal requirements, including exemptive orders granted by the SEC pursuant to which the Funds offer and redeem their shares (“iShares Exemptive Orders”) and other institutional market participants and entities that provide information services.

Each business day, each Fund’s portfolio holdings information is provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. This information typically reflects each Fund’s anticipated holdings on the following business day.

Daily access to information concerning the Funds’ portfolio holdings is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and Authorized Participants, and (ii) to other personnel of the Investment Adviser and the Distributor, administrator, custodian and fund accountant who deal directly with or assist in, functions related to investment management, distribution, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with the iShares Exemptive Orders, agreements with the Funds and the terms of the Funds’ current registration statements. In addition, each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets at least monthly, and as often as each day the Fund is open for business, at www.iShares.com. More information about this disclosure is available at www.iShares.com.

Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide services to the Funds in the ordinary course of business after it has been disseminated to the NSCC. From time to time, information concerning portfolio holdings other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

Each Fund discloses its complete portfolio holdings schedule in public filings with the SEC within 70 days after the end of each fiscal quarter and will provide that information to shareholders as required by federal securities laws and regulations thereunder. A Fund may, however, voluntarily disclose all or part of its portfolio holdings other than in connection with the creation/redemption process, as discussed above, in advance of required filings with the SEC, provided that such information is made generally available to all shareholders and other interested parties in a manner that is consistent with the above policy for disclosure of portfolio holdings information. Such information may be made available through a publicly-available website or other means that make the information available to all likely interested parties contemporaneously.

The Trust’s Chief Compliance Officer may authorize disclosure of portfolio holdings information pursuant to the above policy and procedures.

The Board reviews the policy and procedures for disclosure of portfolio holdings information at least annually.

CONSTRUCTION AND MAINTENANCE OF THE UNDERLYING INDEXES

Descriptions of the Underlying Indexes are provided below.

COHEN & STEERS REALTY MAJORS INDEX

Number of Components: Approximately 30

Component Selection Criteria. A Cohen & Steers investment committee determines the securities (i.e., the “components”) of the Cohen & Steers Realty Majors Index. The universe of REITs is first screened for market capitalization and liquidity requirements. To be eligible for inclusion, a REIT must have a minimum market capitalization of $500 million and a minimum of 600,000 shares traded per month for the previous six months. The investment committee determines the final 30 constituents based on a rigorous review process. Criteria for inclusion include: the quality of the portfolio of property, sector and geographic diversification, strong management, sound capital structure and a dominant position within a property sector.

After the final list of constituent REITs has been determined, constituent REITs are ranked according to their respective market capitalization. Each constituent REIT that has an index weight greater than 8% will have its weight adjusted downward until it equals 8%. The weight of the remaining constituent REITs will be increased proportionately until the aggregate of all weights equals 100%. As a result, constituents will be large and liquid without any one issue dominating the Underlying Index.

Issue Changes. The Underlying Index is rebalanced quarterly. The weighting for each constituent is updated and adjustments are made if any constituent has a weighting over 8%. The constituents are reviewed for size and liquidity. A REIT will be removed from the Underlying Index if its market capitalization has fallen below $400 million or if the monthly trading volume has fallen below 500,000 shares per month for the previous six months. In order to prevent excessive turnover, the size and liquidity requirements are not as stringent during rebalancings as they are for initial inclusion.

Between rebalancing dates, mergers or bankruptcy may result in a deletion or weighting increase. Weighting increases must be greater than 5% and will be adjusted downward if the weighting increase results in the REIT’s weight becoming greater than 8%. In the case of a deletion, the investment committee will select a replacement company to ensure 30 constituents at all times.

Index Maintenance. Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and deletions, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spinoffs. The Underlying Index is a total return index and therefore reflects the reinvestment of dividends. The Underlying Index is calculated by the NYSE Amex Equities and distributed real time.

Index Availability. The Underlying Index is calculated and broadcast every 15 seconds over the Consolidated Tape Association’s Network B under the ticker “RMP.” This information is distributed by financial data vendors such as Bloomberg.

DOW JONES INDEXES

Component Selection Criteria. Securities of companies listed on a major U.S. exchange (such as the New York Stock Exchange, Inc. (“NYSE”), the AMEX or the Nasdaq) are considered for inclusion in the Underlying Indexes, with the following general rules and exceptions. Stocks must have a minimum trade history of six-months on the rebalancing date to be eligible for inclusion. Foreign issues, including ADRs and GDRs, non-common equity issues such as preferred stocks, convertible notes, warrants, rights, closed-end funds, trust receipts, limited liabilities companies, royalty trusts, units, limited partnerships, over-the-counter bulletin boards and pink sheet stocks generally are not eligible for inclusion in the indexes.

Issue Changes. Each Underlying Index (with the exception of the Dow Jones Transportation Average Index, the Dow Jones U.S. Select Dividend Index and the Dow Jones EPAC Select Dividend Index) is

reviewed and rebalanced quarterly to maintain accurate representation of the market segment represented by the Underlying Index. Securities that leave an Index between reconstitution dates are not replaced. The Dow Jones U.S. Select Dividend Index and the Dow Jones EPAC Select Dividend Index are reviewed and rebalanced annually. Components of the Dow Jones Transportation Average Index are reviewed on an as-needed basis. Thus, the number of securities in an index between rebalancing dates fluctuates according to corporate activity. When a stock is acquired, delisted, or moves to the pink sheets or OTC bulletin boards, the stock is deleted from the Underlying Index. The only additions between rebalancing dates are as a result of spin-offs.

Index Maintenance. Maintaining the Underlying Indexes includes monitoring and completing the adjustments for additions and deletions to each Underlying Index, share changes, stock splits, stock dividends, and stock price adjustments due to restructuring and spin-offs. Generally each component security in an Underlying Index is limited to a maximum market capitalization of 25% of the index weight, and sum of the weights of all component securities greater than 5% of the index is limited to 50% of the index total. If components fail either rule, their market capitalization will be reduced to meet the set guidelines. The Dow Jones U.S. Select Dividend Index and Dow Jones EPAC Index limit the weighting in the index of each component security to no greater than 10% of the Underlying Index.

Weighting. The component stocks are weighted according to the total value of their outstanding shares. The impact of a component’s price change is proportional to the issue’s total market value, which is the share price multiplied by the number of shares outstanding. Each Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events. Each of the Underlying Indexes (except the Dow Jones Subsector Indexes, Dow Jones U.S. Select Dividend Index, Dow Jones Transportation Average Index and Dow Jones EPAC Select Dividend Index) as described below, is a free-float adjusted market capitalization-weighted index, so the impact of a component’s price change is proportional to the component’s free-float adjusted market value, which is the share price multiplied by the number of float-adjusted shares outstanding. Dow Jones defines the free-float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. In practice, limitations on free-float available to investors include: cross ownership (shares that are owned by other companies), ownership by governments (central or municipal) or their agencies, certain substantial levels of private ownership (by individuals, families or charitable trusts and foundations), and restricted shares. Under Dow Jones’ free-float-adjustment methodology, a company’s outstanding shares are adjusted if, and only if, an entity in any of the four qualified categories listed above owns 5% or more of the company. The company’s shares will not be adjusted if the block ownership is less than 5%. A constituent’s inclusion factor is equal to its estimated percentage of free-float shares outstanding. For example, a constituent security with a free-float of 67% will be included in the index at 67% of its market capitalization. However, a company’s outstanding shares are not adjusted by institutional investors’ holdings, which include, but are not limited to, the following categories: custodian nominees, trustee companies, mutual funds (open-end and closed-end funds), and other investment companies.

Index Availability. The Underlying Indexes are calculated continuously and are available from major data vendors.

Component Selection Criteria Applicable to Dow Jones Subsector Indexes. The following indexes are referred to herein as the Dow Jones Subsector Indexes: Dow Jones U.S. Basic Materials Index, Dow Jones U.S. Consumer Goods Index, Dow Jones U.S. Consumer Services Index, Dow Jones U.S. Financial Services Index, Dow Jones U.S. Financials Index, Dow Jones U.S. Health Care Index, Dow Jones U.S. Industrials Index, Dow Jones U.S. Oil & Gas Index, Dow Jones U.S. Real Estate Index, Dow Jones U.S Select Aerospace & Defense Index, Dow Jones U.S. Select Health Care Providers Index, Dow Jones U.S. Select Construction Index, Dow Jones U.S. Select Insurance Index, Dow Jones U.S. Select Investment Services Index, Dow Jones U.S. Select Medical Equipment Index, Dow Jones U.S. Select Oil Equipment & Services

Index, Dow Jones U.S. Select Oil Exploration & Production Index, Dow Jones U.S. Select Pharmaceuticals Index, Dow Jones U.S. Select Regional Banks Index, Dow Jones U.S. Technology Index, Dow Jones U.S. Select Telecommunications Index, Dow Jones U.S. Index, Dow Jones Transportation Average Index and Dow Jones U.S. Utilities Index. On a quarterly basis, Dow Jones conducts reviews of the float-adjusted market capitalizations and weightings of the securities in each Dow Jones Subsector Index. Other than the Dow Jones U.S. Select Home Construction Index, on the last business day of the month prior to the quarterly review, a security must have a $500 million float-adjusted market capitalization to be added to a Dow Jones Subsector Index; securities with a float-adjusted market capitalization below $250 million will be removed from the applicable Dow Jones Subsector Index. After the close of trading on the NYSE on the Wednesday prior to the quarterly review, each Dow Jones Subsector Index’s composition is adjusted to meet the following concentration limits:

•	No single Underlying Index component may have a weight greater than 25% of the Dow Jones Subsector Index.

•	The sum of the weights of the Index components that are individually greater than 5% may not be greater than 45% of the Dow Jones Subsector Index.

•	The sum of the weights of the five largest Index components may not be greater then 65% of the Dow Jones Subsector Index.

DOW JONES U.S. INDEX

Number of Components: Approximately 1,447

Index Description. The Dow Jones U.S. Index is a broad based index representative of the total market for U.S. equity securities. The Underlying Index represents 95% of the market capitalization of listed U.S. equities.

DOW JONES U.S. BASIC MATERIALS INDEX

Number of Components: Approximately 71

Index Description. The Dow Jones U.S. Basic Materials Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the basic materials industry of the Dow Jones U.S. Index.

DOW JONES U.S. CONSUMER GOODS INDEX

Number of Components: Approximately 133

Index Description. The Dow Jones U.S. Consumer Goods Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the consumer goods industry of the Dow Jones U.S. Index.

DOW JONES U.S. CONSUMER SERVICES INDEX

Number of Components: Approximately 201

Index Description. The Dow Jones U.S. Consumer Services Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the consumer services industry of the Dow Jones U.S. Index.

DOW JONES U.S. FINANCIALS INDEX

Number of Components: Approximately 266

Index Description. The Dow Jones U.S. Financials Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the financial industry of the Dow Jones U.S. Index.

DOW JONES U.S. FINANCIAL SERVICES INDEX

Number of Components: Approximately 125

Index Description. The Dow Jones U.S. Financial Services Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes components of the following subsectors in the Dow Jones U.S. Index: banks, asset managers, consumer finance, specialty finance, investments services and mortgage finance.

DOW JONES U.S. HEALTH CARE INDEX

Number of Components: Approximately 135

Index Description. This Dow Jones U.S. Health Care Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the healthcare industry of the Dow Jones U.S. Index.

DOW JONES U.S. INDUSTRIALS INDEX

Number of Components: Approximately 260

Index Description. The Dow Jones U.S. Industrials Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the industrials industry of the Dow Jones U.S. Index.

DOW JONES U.S. OIL & GAS INDEX

Number of Components: Approximately 100

Index Description. The Dow Jones U.S. Oil  & Gas Index is a subset of the Dow Jones U.S. Index.

DOW JONES U.S. REAL ESTATE INDEX

Number of Components: Approximately 77

Index Description. The Dow Jones U.S. Real Estate Index includes only companies in the real estate sector of the Dow Jones U.S. Index.

DOW JONES U.S. SELECT AEROSPACE & DEFENSE INDEX

Number of Components: Approximately 33

Index Description. The constituents in the Dow Jones U.S. Select Aerospace & Defense Index are classified as aerospace and defense companies within the Dow Jones U.S. Broad Stock Market Index.

DOW JONES U.S. SELECT DIVIDEND INDEX

Number of Components: 100

Index Description. The Dow Jones U.S. Select Dividend Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Underlying Index is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index. To be included in the Underlying Index, the securities (i) must have had a flat-to-positive dividend-per-share growth rate for each of the last five years (i.e., paid higher dividends each year); (ii) must have an average five-year dividend payout ratio of 60% or less; and (iii) must have a minimum three-month average daily trading volume of 200,000 shares. “Dividend payout ratio” reflects the percentage of a company’s earnings paid out as dividends. A ratio of 60% would mean that a company paid out approximately 60% of its earnings as dividends. A company with a lower dividend payout ratio has more earnings to support dividends, and adjustments or changes in the level of earnings are therefore less likely to significantly affect the level of dividends paid. Positive dividend growth rate is a measure of dividend consistency, since it provides some indication of a company’s ability to continue to pay dividends. The Underlying Index is reconstituted annually.

DOW JONES U.S. SELECT HEALTH CARE PROVIDERS INDEX

Number of Components: Approximately 45

Index Description. The constituents in the Dow Jones U.S. Select Health Care Providers Index are classified as health care provider companies within the Dow Jones U.S. Broad Stock Market Index.

DOW JONES U.S. SELECT HOME CONSTRUCTION INDEX

Number of Components: Approximately 27

Index Description. The Dow Jones U.S. Select Home Construction Index measures constructors of residential homes, including manufacturers of mobile and prefabricated homes intended for use in one place; manufacturers and distributors of furniture, including chairs, tables, desks, carpeting, and wallpaper; retailers and wholesalers concentrating on the sale of home improvement products, including garden equipment, carpets, wallpaper, paint, home furniture, blinds and curtains, and building materials; producers of materials used in the construction and refurbishment of buildings and structures, including cement and other aggregates, wooden beams and frames, paint, glass, roofing and flooring materials other than carpets. Companies that derive a majority of their revenue from manufacturing and distributing office furniture will not be eligible for inclusion. Companies classified as furnishings, home improvement retailers and building materials and fixtures will be restricted to an aggregate maximum weight of 40% of the index.

DOW JONES U.S. SELECT INSURANCE INDEX

Number of Components: Approximately 58

Index Description. The constituents in the Dow Jones U.S. Select Insurance Index are classified as insurance companies within the Dow Jones U.S. Broad Stock Market Index.

DOW JONES U.S. SELECT INVESTMENT SERVICES INDEX

Number of Components: Approximately 26

Index Description. The constituents in the Dow Jones U.S. Select Investment Services Index are classified as investment services companies within the Dow Jones U.S. Broad Stock Market Index.

DOW JONES U.S. SELECT MEDICAL EQUIPMENT INDEX

Number of Components: Approximately 40

Index Description. The constituents in the Dow Jones U.S. Select Medical Equipment Index are classified as medical equipment companies within the Dow Jones U.S. Broad Stock Market Index.

DOW JONES U.S. SELECT OIL EQUIPMENT & SERVICES INDEX

Number of Components: Approximately 40

Index Description. The constituents in the Dow Jones U.S. Select Oil Equipment & Services Index are classified as oil equipment and services companies within the Dow Jones U.S. Broad Stock Market Index.

DOW JONES U.S. SELECT OIL EXPLORATION & PRODUCTION INDEX

Number of Components: Approximately 57

Index Description. The constituents in the Dow Jones U.S. Select Oil Exploration & Production Index are classified as oil exploration and production companies within the Dow Jones U.S. Broad Stock Market Index.

DOW JONES U.S. SELECT PHARMACEUTICALS INDEX

Number of Components: Approximately 35

Index Description. The constituents in the Dow Jones U.S. Select Pharmaceuticals Index are classified as pharmaceutical companies within the Dow Jones U.S. Broad Stock Market Index.

DOW JONES U.S. SELECT REGIONAL BANKS INDEX

Number of Components: Approximately 63

Index Description. The constituents in the Dow Jones U.S. Select Regional Banks Index are classified as regional bank companies within the Dow Jones U.S. Broad Stock Market Index.

DOW JONES U.S. TECHNOLOGY INDEX

Number of Components: Approximately 186

Index Description. The Dow Jones U.S. Technology Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the technology industry of the Dow Jones U.S. Index.

DOW JONES U.S. SELECT TELECOMMUNICATIONS INDEX

Number of Components: Approximately 32

Index Description. The Dow Jones U.S. Select Telecommunications Index is a subset of the Dow Jones U.S. Broad Stock Market Index. The Underlying Index includes telecommunications companies in the Dow Jones U.S. Broad Stock Market Index.

DOW JONES TRANSPORTATION AVERAGE INDEX

Number of Components: 20

Index Description. The Dow Jones Transportation Average Index measures the performance of companies from the industrial transportation, airline and general industrial services industries of the U.S. equity market. Companies are selected for inclusion in the Underlying Index by the editors of The Wall Street Journal. The Underlying Index, for practical purposes, is a subset of the Dow Jones U.S. Index. The component stocks are weighted based on the price of the component securities, with the highest priced securities generally having higher weighting in the Underlying Index. The Underlying Index is adjusted to reflect changes in capitalization resulting from mergers, acquisitions, stock rights, substitutions and other capital events.

DOW JONES U.S. UTILITIES INDEX

Number of Components: Approximately 75

Index Description. The Dow Jones U.S. Utilities Index is a subset of the Dow Jones U.S. Index. The Underlying Index includes only companies in the utilities industry of the Dow Jones U.S. Index.

DOW JONES EPAC SELECT DIVIDEND INDEX

Number of Components: 100

Index Description. The Dow Jones EPAC Select Dividend Index is a dividend-weighted index that represents investable, high yield companies trading in the developed stock markets outside the United States. The Underlying Index is comprised of the top 100 dividend paying companies by yield that pass all other criteria outlined below. The Underlying Index is calculated with dividends reinvested and is denominated in U.S. dollars.

Component Selection Criteria. The selection universe is the current component set of the Dow Jones EPAC Index, i.e. Europe, Pacific, Asia, Canada. Companies must have at least 3 years of dividend history with a non-negative dividend growth.

Index Maintenance and Issue Changes. The Dow Jones EPAC Select Dividend Index is a rules-based index. Ongoing maintenance of the Underlying Index is governed by these rules.

Under the following circumstances, a component stock is immediately removed from the Underlying Index, independent of the annual review:

•	The component company is affected by a corporate action such as a delisting or bankruptcy.

•	The component company eliminates its dividend.

•	The component company lowers but does not eliminate its dividend, and its new yield is less than that of the lowest yielding non-component on the latest monthly selection list.

A component stock that is removed from the Underlying Index as the result of an immediate deletion is immediately replaced by the next-highest ranked stock by indicated annual yield as of the most recent annual review. The new stock is added to the Underlying Index at the weight of the departing company.

Methodology. Companies are ranked by their indicated yield using the close on the last trading day of November. The top 100 stocks are selected for the initial Underlying Index. In subsequent annual reviews, which will take place after the close of trading of all markets on the third Friday in December, any component that is no longer ranked 200 or higher are replaced by the highest yielding non-component companies.

Liquidity. Companies must have an average daily dollar volume of $3 million to be eligible for addition to the Underlying Index. Current components whose average daily dollar volume falls below $1.5 million will be removed from the Underlying Index at the next review. The Underlying Index is reviewed annually, and the reviews are implemented after the close of trading on the third Friday in December.

Index Availability. The Dow Jones EPAC Select Dividend Index is calculated in real-time and published every fifteen seconds. It is distributed via the Chicago Mercantile Exchange (CME) and made available to all international data vendors. Daily values can be found at the Dow Jones Indexes website.

Exchange Rates and Pricing. Foreign exchange rates used in the calculation of the Dow Jones EPAC Select Dividend Index are Reuters’ real-time spot rates. The closing value is calculated using the official WM/Reuters Closing Spot Rates. The Dow Jones EPAC Select Dividend Index is calculated in U.S. dollars.

FTSE EPRA/NAREIT INDEXES

Index Criteria and Methodology. The FTSE EPRA/NAREIT Developed Real Estate Index Series (“FTSE EPRA/NAREIT Indexes”) are primarily rule-based, but are also monitored by the applicable regional FTSE

EPRA/NAREIT Global Index Advisory Committees. FTSE EPRA/NAREIT defines the Developed Real Estate markets as: North America (including Canada and the United States), Europe (including Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom (including the Channel Islands)), Middle East (Israel) and Asia (including Australia, Hong Kong, Japan, New Zealand, and Singapore). In determining geographic allocations, FTSE EPRA/NAREIT primarily considers the company’s country of incorporation and listing. The FTSE EPRA/NAREIT Indexes are free float-adjusted market capitalization weighted.

To qualify for inclusion in the FTSE EPRA/NAREIT Indexes, a company must be a closed-end company and listed on an official stock exchange and meet certain trading volume requirements as determined by FTSE EPRA/NAREIT. Also, companies must meet geographic financial standards demonstrating that a majority of a company’s earnings or bulk of total assets is the result of real estate activity as determined by FTSE EPRA/NAREIT. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.

Index Maintenance and Issue Changes. The constituents of the FTSE EPRA/NAREIT Indexes are generally required to meet the following criteria where applicable: at the quarterly review, non-constituents must have an investable market capitalization of equal or greater than the amounts as determined by FTSE EPRA/NAREIT, and an existing constituent of the FTSE EPRA/NAREIT Indexes will be removed from the Indexes unless it has an investable market capitalization of above certain thresholds determined by FTSE EPRA/NAREIT.

Under normal circumstances, the quarterly review occurs on the Wednesday following the first Friday of March, June, September and December, using data from the close of business on the first Friday of March, June, September and December. Adjustments in stock weightings and constituents resulting from the periodic assessment become effective on the next trading day following the third Friday of March, June, September and December.

In between reviews, a new issue with an investable market capitalization (i.e., after the application of investability weightings) of equal or greater than the amounts as determined by FTSE/NAREIT for the respective region will be included into the FTSE EPRA/NAREIT Indexes after the close of business on the first day of trading of the new issue.

Index Availability. The FTSE EPRA/NAREIT Indexes are calculated in real time and generally published throughout the business day, and distributed primarily through international data vendors. Daily values are also made available to major newspapers and can be found at the FTSE website and the EPRA website. The FTSE EPRA/NAREIT Indexes are published and calculated using trading values (real-time throughout the day, and closing values at the end of the day) and WM/Reuters Closing Spot Rates for currency values.

FTSE EPRA/NAREIT DEVELOPED ASIA INDEX*

Number of Components: Approximately 64

Index Description. The FTSE EPRA/NAREIT Developed Asia Index measures the stock performance of companies engaged in the ownership and development of the developed Asian real estate market, as defined above.

*	On March 23, 2009, the name of the iShares FTSE EPRA/NAREIT Developed Asia Index Fund was changed from the iShares FTSE EPRA/NAREIT Asia Index Fund. Also, on this date, the name of the Fund’s corresponding Underlying Index was changed from the FTSE EPRA/NAREIT Asia Index to the FTSE EPRA/NAREIT Developed Asia Index.

FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX*

Number of Components: Approximately 80

Index Description. The FTSE EPRA/NAREIT Developed Europe Index measures the stock performance of companies engaged in the ownership and development of the developed European real estate market, as defined above.

*	On March 23, 2009, the name of the iShares FTSE EPRA/NAREIT Developed Europe Index Fund was changed from the iShares FTSE EPRA/NAREIT Europe Index Fund. Also, on this date, the name of the Fund’s corresponding Underlying Index was changed from the FTSE EPRA/NAREIT Europe Index to the FTSE EPRA/NAREIT Developed Europe Index.

FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX*

Number of Components: Approximately 160

Index Description. The FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index measures the stock performance of companies engaged in the ownership and development of the developed Canadian, European, Middle East and Asian real estate markets, as defined above.

*	On March 23, 2009, the name of the iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund was changed from the iShares FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index Fund. Also, on this date, the name of the Fund’s corresponding Underlying Index was changed from the FTSE EPRA/NAREIT Global Real Estate ex-U.S. Index to the FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index.

FTSE EPRA/NAREIT NORTH AMERICA INDEX

Number of Components: Approximately 114

Index Description. The FTSE EPRA/NAREIT North America Index is a free float-adjusted market capitalization weighted index that measures the stock performance of companies engaged in the ownership and development of the North American real estate market.

FTSE NAREIT INDEXES

Component Selection Criteria. The FTSE NAREIT U.S. Real Estate Indexes (“FTSE NAREIT Indexes”) are primarily rule-based, but are also monitored by the FTSE NAREIT Index Advisory Committee. All tax-qualified REITs that are listed on the NYSE, the AMEX or the Nasdaq are eligible for inclusion in the FTSE NAREIT Indexes. Potential constituents for the FTSE NAREIT Industrial/Office Capped Index, the FTSE NAREIT All Mortgage Capped Index, the FTSE NAREIT Real Estate 50 Index, the FTSE NAREIT All Residential Capped Index and the FTSE NAREIT Capped Index are determined by sector classifications of constituents in the FTSE NAREIT Composite Index. As part of an annual review, all eligible securities are ranked by their full market capitalizations as of the close of business on the last business day in November. Stocks are then screened to ensure they have sufficient liquidity. Factors used to determine liquidity include the availability of current and reliable price information and the level of trading volume relative to shares outstanding. Value traded and float turnover are also analyzed periodically to monitor liquidity. The FTSE NAREIT Index Advisory Committee meets to approve the annual review on the Wednesday after the first Friday in December. Any constituent changes resulting from the annual review will be implemented at the close of business on the third Friday of December.

When calculating index component weights, component companies’ shares are adjusted for available float. In general, shares held by governments, corporations, strategic partners, or other control groups are excluded from a constituent company’s outstanding shares. The FTSE NAREIT Composite Index and FTSE NAREIT Real Estate 50 Index are reviewed for changes in free float on a quarterly basis, and implementation of any changes to these indexes, and potentially the FTSE NAREIT Indexes, occur at the close of business on the third Friday in March, June, September or December.

Index Maintenance. The FTSE NAREIT Index Advisory Committee is responsible for undertaking the review of the FTSE NAREIT Indexes and for approving changes in constituents and is also responsible for the sector classification of constituents of the FTSE NAREIT Indexes. The Chairman and Deputy Chairman of the FTSE NAREIT Index Advisory Committee are collectively responsible for approving constituent changes to the FTSE NAREIT Indexes between meetings of the Committee. Adjustments to reflect a major change in the amount or structure of a constituent company’s issued securities will be made before the start of the Index calculation on the day on which the change takes effect. Adjustments to reflect less significant changes will be implemented before the start of the Index calculation on the day following the announcement of the change. Adjustments generally are made before the start of the Index calculations on the day concerned, unless market conditions prevent such adjustment.

Issue Changes. A company will be added to the FTSE NAREIT Real Estate 50 Index at the annual review if it rises to 40th position or above when the eligible companies are ranked by full market capitalization (before the application of any free float market adjustments). A company in the FTSE NAREIT Real Estate 50 Index will be deleted at the annual review if it falls to 61st position or below when the eligible companies are ranked by full market capitalization. A deletion or addition to the FTSE NAREIT Real Estate 50 Index may affect other FTSE NAREIT Indexes depending on the sector classification of the constituent to be added or deleted.

If, in the view of the FTSE NAREIT Index Advisory Committee, a new issue that elects REIT status is so large (i.e., its full market capitalization is greater than the market capitalization of the company ranked tenth position or higher in the FTSE NAREIT Real Estate 50 Index) that the effectiveness of the Indexes as market indicators would be significantly and adversely affected by its omission, the FTSE NAREIT Index Advisory Committee may decide to include the new issue (“Fast Entry”) as a constituent in the FTSE NAREIT Real Estate 50 Index, and potentially the FTSE NAREIT Indexes, after the close of business on the first day of official trading.

New issues of companies that do not qualify for “Fast Entry” but meet the criteria for eligible securities and have been listed for over 20 business trading days will be eligible for inclusion in the FTSE NAREIT Indexes. The data will be compiled as of the close of business on the last business day in February, May and August. The changes will be effective after the close of business on the third Friday in March, June and September. The Secretary to the FTSE NAREIT Index Advisory Committee is responsible for recommending to the FTSE NAREIT Index Advisory Committee any constituents to be added or removed as part of the quarterly review.

If a constituent is delisted, or ceases to have a firm quotation, or is subject to a takeover offer which has been declared wholly unconditional, it will be removed from the indexes of which it is a constituent. Where the company is a constituent of the FTSE NAREIT Real Estate 50 Index, it will be replaced by the highest ranking company eligible in the FTSE NAREIT Real Estate 50 Index Reserve List.

Index Availability. The FTSE NAREIT Indexes are calculated continuously during normal trading hours of the Nasdaq, AMEX and NYSE, and are closed on U.S. holidays.

Exchange Rates and Pricing. The prices used to calculate the FTSE NAREIT Indexes are the Reuters daily closing prices or those figures accepted as such. FTSE NAREIT reserves the right to use an alternative pricing source on any given day. For end-of-day alternative currency calculations, FTSE NAREIT uses the WM/Reuters Closing Spot Rates.

FTSE NAREIT INDUSTRIAL/OFFICE CAPPED INDEX*

Number of Components: Approximately 25

Index Description. The FTSE NAREIT Industrial/Office Capped Index measures the performance of the industrial and office real estate sector of the U.S. equity market. FTSE caps the weight of the constituent securities in the Underlying Index.

*	On March 2, 2009, the name of the iShares FTSE NAREIT Industrial/Office Capped Index Fund was changed from the iShares FTSE NAREIT Industrial/ Office Index Fund. Also, on this date, the name of the Fund’s corresponding Underlying Index was changed from the FTSE NAREIT Industrial/Office Index to the FTSE NAREIT Industrial/Office Capped Index.

FTSE NAREIT ALL MORTGAGE CAPPED INDEX*

Number of Components: Approximately 44

Index Description. The FTSE NAREIT All Mortgage Capped Index measures the performance of the residential and commercial mortgage real estate, mortgage finance and savings associations sectors of the U.S. equity market. FTSE caps the weight of the constituent securities in the Underlying Index.

*	On March 2, 2009, the name of the iShares FTSE NAREIT Mortgage Plus Capped Index Fund was changed from the iShares FTSE NAREIT Mortgage REITs Index Fund. Also, on this date, the name of the Fund’s corresponding Underlying Index was changed from the FTSE NAREIT Mortgage REITs Index to the FTSE NAREIT All Mortgage Capped Index.

FTSE NAREIT REAL ESTATE 50 INDEX

Number of Components: Approximately 50

Index Description. The FTSE NAREIT Real Estate 50 Index measures the performance of the large-cap real estate sector of the U.S. equity market. The Index is comprised of the 50 largest REIT companies within the FTSE NAREIT Composite Index.

FTSE NAREIT ALL RESIDENTIAL CAPPED INDEX*

Number of Components: Approximately 31

Index Description. The FTSE NAREIT All Residential Capped Index measures the performance of the residential, healthcare and self-storage real estate sectors of the U.S. equity market. FTSE caps the weight of the constituent securities in the Underlying Index.

*	On March 2, 2009, the name of the iShares FTSE NAREIT Residential Plus Capped Index Fund was changed from the iShares FTSE NAREIT Residential Index Fund. Also, on this date, the name of the Fund’s corresponding Underlying Index was changed from the FTSE NAREIT Residential Index to the FTSE NAREIT All Residential Capped Index.

FTSE NAREIT RETAIL CAPPED INDEX*

Number of Components: Approximately 23

Index Description. The FTSE NAREIT Retail Capped Index measures the performance of the retail property real estate sector of the U.S. equity market. FTSE caps the weight of the constituent securities in the Underlying Index.

*	On March 2, 2009, the name of the iShares FTSE NAREIT Retail Capped Index Fund was changed from the iShares FTSE NAREIT Retail Index Fund. Also, on this date, the name of the Fund’s corresponding Underlying Index was changed from the FTSE NAREIT Retail Index to the FTSE NAREIT Retail Capped Index.

FTSE KLD INDEXES

FTSE KLD 400 SOCIAL INDEX*

Number of Components: 400

Component Selection Criteria and Index Description. The FTSE KLD 400 Social Index is designed to provide exposure to the common stocks of companies that KLD Research & Analytics, Inc. (“KLD”) determines have positive environmental, social and governance (“ESG”) characteristics. The Underlying Index consists of 400 companies drawn from the universe, supplied by FTSE annually, of the 3,000 largest NYSE and NASDAQ listed US equities ranked by investable market capitalization (after the application of any investability weightings). The FTSE Underlying Index is maintained at 400 components, so additions are made immediately at the time of component removals. KLD evaluates each eligible company’s ESG performance using proprietary ratings covering environment, social (community & society, customers, employees & supply chain) and governance & ethics criteria. KLD seeks to include in the Underlying Index companies with positive ESG performance relative to their industry peers and in relation to the broader market.

When selecting companies for the Underlying Index, KLD also considers market capitalization and liquidity. Companies that KLD determines have significant involvement in the following businesses are not eligible for the Underlying Index: alcohol, tobacco, firearms, nuclear power, military weapons and gambling. KLD seeks to maintain the large capitalization character of the Underlying Index while including mid-cap and small-cap companies.

Issue Changes. General oversight responsibility for the Underlying Index including overall policy guidelines and methodology is handled jointly by KLD and FTSE. KLD is responsible for the ESG evaluations of companies, including selecting companies for addition to the Index and decisions about removing companies based on ESG issues. FTSE is responsible for monitoring corporate actions, liquidity and other financial and technical factors affecting calculation of the Underlying Index.

Index Maintenance. The Underlying Index has 400 components at all times. A component addition is made only when a component is removed. Additions are selected from a list of pre-approved companies selected by KLD. Companies may be removed from the Underlying Index due to corporate actions, liquidity concerns or deteriorating ESG performance. The Underlying Index will be rebalanced on the Monday following the third Friday in March, June, September and December to reflect share changes of greater than 1%. If accumulated changes in the number of shares outstanding add up to 10% or more, or when an accumulated share change represents $2 billion of a company’s total market capitalization, rebalancing would be implemented between quarters.

Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions. Removals due to mergers, acquisitions, bankruptcies, delisting or other corporate actions take place on or near the actual date on which the event occurs. Removals based on financial screens, exclusionary screens or ESG performance take place at the end of each calendar quarter. The selection process for additions to the Underlying Index considers the current composition of the Underlying Index and the characteristics of the company being replaced, including market capitalization and sector diversification.

Index Availability. The Underlying Index is calculated continuously and is available from major data vendors.

*

On July 29, 2009, the name of the iShares FTSE KLD 400 Social Index Fund was changed from the iShares KLD 400 Social Index Fund. Also, on this date, the name of the Fund’s corresponding Underlying Index was changed from Domini 400 SocialSM Index to the FTSE KLD 400 Social Index.

FTSE KLD SELECT SOCIAL INDEX*

Number of Components: Approximately 200-300

Component Selection Criteria and Index Description. The Underlying Index is designed to maximize exposure to large-capitalization companies that KLD determines have positive ESG performance relative to their industry and sector peers and in relation to the broader market, while at the same time maintaining risk and return characteristics similar to the FTSE US 500 Index. The Underlying Index consists of approximately 250 companies drawn from the universe of companies included in the FTSE All-World US Index. KLD evaluates each eligible company’s ESG performance using standardized criteria and assigns an “overall rating” to each company. The selection process is designed so that companies with relatively higher overall ratings are expected to have a higher representation in the Underlying Index than they do in the FTSE All-World US Index. Companies with relatively lower ratings are expected to have a lower representation in the Underlying Index than they do in the FTSE All-World US Index. Exceptions may result from the Underlying Index’s objective of having the risk and return characteristics of the FTSE US 500 Index. Companies that KLD determines are involved in the tobacco industry are excluded from the Underlying Index.

The FTSE All-World US Index is composed of large-capitalization and mid-capitalization companies in the U.S. equity market. The FTSE US 500 Index is designed to measure the performance of the large-capitalization sector of the U.S. equity market.

Issue Changes. General oversight responsibility for the Underlying Index, including overall policy guidelines and methodology, is handled jointly by KLD and FTSE. KLD is responsible for the ESG ratings of companies and quarterly optimizations that determine Index components and weights. FTSE is responsible for monitoring corporate actions, liquidity and other financial and technical factors affecting calculation of the Index.

Index Maintenance. Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, and stock price adjustments due to restructurings, spin-offs and other corporate actions. Removals due to mergers, acquisitions, bankruptcies, delisting or other corporate actions take place on or near the actual date on which the event occurs. The Underlying Index will be rebalanced the Monday following the third Friday in March, June, September and December to optimize to the FTSE US 500 Index and to reflect share changes of greater than 1%. If accumulated changes in the number of shares in issue add up to 10% or more, or when an accumulated share change represents $2 billion of a company’s total market capitalization, they are implemented between quarters.

Maintaining the Underlying Index includes monitoring and completing the adjustments for company additions and removals, stock splits, stock dividends, float changes and stock price adjustments due to restructurings, spin-offs and other corporate actions. Removals due to mergers, acquisitions, bankruptcies, delisting or other corporate actions take place on or near the actual date on which the event occurs. Removals based on financial screens, exclusionary screens or ESG performance take place at the end of each calendar quarter. The selection process for additions to the Underlying Index considers the current composition of the Index and the characteristics of the company being replaced, including market capitalization and sector diversification.

Index Availability. The FTSE KLD Select Social Index is calculated continuously and is available from major data vendors.

*

On July 29, 2009, the name of the iShares FTSE KLD Select Social Index Fund was changed from the iShares KLD Select SocialSM Index Fund. Also, on this date, the names of the Fund’s corresponding Underlying Index was changed from the KLD Select SocialSM Index to the FTSE KLD Select Social Index.

MORNINGSTAR INDEXES

Component Selection Criteria. The Morningstar Index family is based on the same methodology as the well-known Morningstar Style Box(TM). The Morningstar Indexes are governed by transparent, objective rules for security selection, exclusion, rebalancing, and adjustments for corporate actions. Morningstar makes no subjective determinations related to index composition. To be eligible for inclusion in any of the Morningstar Indexes, a stock must be listed on the NYSE, the AMEX, or Nasdaq, domiciled in the U.S. or have its primary stock market activities carried out in the U.S., have sufficient historical fundamental data available so that Morningstar can classify investment style, and be in the top 75% of companies in the investable universe based on its liquidity score. A security’s liquidity score is based on its average monthly trading volume in U.S. dollars. ADRs, American Depositary Shares, fixed-dividend shares, convertible notes, warrants, rights, tracking stocks, limited partnerships and holding companies are not eligible for inclusion in the Morningstar Indexes.

Morningstar, Inc. (“Morningstar”) uses a dynamic percentage-based approach to divide its U.S. Market Index into three cap categories. By defining each as a percentage of the market cap of the investable universe, the definitions remain stable regardless of overall large market movements. Large Cap stocks are defined as stocks that form the largest 70% of investable market cap. Mid Cap stocks are defined as the next 20% of investable market cap (70th to 90th percentile). Small Cap stocks are defined as the next 7% of investable market cap (90th to 97th percentile). The stocks in the Index are weighted according to the total number of shares that are publicly owned and available for trading.

Issue Changes. Securities are added or deleted from each index based on rules outlined for security selection, exclusion, rebalancing, and adjustments for corporate actions as set forth in the Morningstar Index Rulebook. Morningstar makes no subjective determinations related to index composition.

Index Maintenance. The Morningstar Indexes are reconstituted twice annually, on the Monday following the third Friday of June and the Monday following the third Friday of December. If the Monday is a holiday, reconstitution occurs on the Tuesday immediately following. Reconstitution is carried out after the day’s closing index values have been determined.

Index Availability. Morningstar Indexes are calculated continuously and are available from major data vendors.

MORNINGSTAR LARGE CORE INDEX

Number of Components: Approximately 84

Index Description. The Morningstar Large Core Index measures the performance of stocks issued by large-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. All large capitalization stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.

MORNINGSTAR LARGE GROWTH INDEX

Number of Components: Approximately 80

Index Description. The Morningstar Large Growth Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.

MORNINGSTAR LARGE VALUE INDEX

Number of Components: Approximately 56

Index Description. The Morningstar Large Value Index measures the performance of stocks issued by large-capitalization companies that have exhibited above-average “value” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “large-capitalization” stocks as those stocks that form the top 70% of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.

MORNINGSTAR MID CORE INDEX

Number of Components: Approximately 213

Index Description. The Morningstar Mid Core Index measures the performance of stocks issued by mid-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.

MORNINGSTAR MID GROWTH INDEX

Number of Components: Approximately 191

Index Description. The Morningstar Mid Growth Index measures the performance of stocks issued by mid-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.

MORNINGSTAR MID VALUE INDEX

Number of Components: Approximately 194

Index Description. The Morningstar Mid Value Index measures the performance of stocks issued by mid-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “mid-capitalization” stocks as those stocks that form the 20% of market capitalization between the 70th and 90th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.

MORNINGSTAR SMALL CORE INDEX

Number of Components: Approximately 279

Index Description. The Morningstar Small Core Index measures the performance of stocks issued by small-capitalization companies that have exhibited average “growth” and “value” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “small-capitalization” stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. Stocks of companies with, for example, relatively higher average historical and forecasted earnings, sales, equity and cash flow growth would be designated as “growth” securities. Stocks of companies with, for example, relatively low valuations based on price-to-book ratios, price-to-earnings ratios and other factors, are designated as “value” securities. Stocks that are not designated as “growth” or “value” securities are designated as “core” securities.

MORNINGSTAR SMALL GROWTH INDEX

Number of Components: Approximately 288

Index Description. The Morningstar Small Growth Index measures the performance of stocks issued by small-capitalization companies that have exhibited above-average “growth” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “small-capitalization” stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “growth” because they are issued by companies that typically have higher than average historical and forecasted earnings, sales, equity and cash flow growth.

MORNINGSTAR SMALL VALUE INDEX

Number of Components: Approximately 286

Index Description. The Morningstar Small Value Index measures the performance of stocks issued by small-capitalization companies that have exhibited “value” characteristics as determined by Morningstar’s proprietary index methodology. The Morningstar index methodology defines “small capitalization” stocks as those stocks that form the 7% of market capitalization between the 90th and 97th percentile of the market capitalization of the stocks eligible to be included in the Morningstar U.S. Market Index. Stocks are then designated as “core,” “growth” or “value” based on their style orientations. The stocks included in the Index are designated as “value” because they are issued by companies that typically have relatively low valuations based on price-to-earnings, price-to-book value, price-to-sales, price-to-cash flow and dividend yields.

INVESTMENT LIMITATIONS

The Board has adopted as non-fundamental policies the investment objectives of all Funds discussed in this SAI. Therefore, each of these Funds may change its investment objective and its Underlying Index without a shareholder vote. The Board has adopted as fundamental policies each Fund’s investment restrictions numbered one through six below. The restrictions for each Fund cannot be changed without the approval of the holders of a majority of that Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.

ALL FUNDS (OTHER THAN THE ISHARES DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND, ISHARES DOW JONES SELECT DIVIDEND INDEX FUND, ISHARES DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND, ISHARES DOW JONES U.S. BROKER-DEALERS INDEX FUND, ISHARES DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND, ISHARES DOW JONES U.S. HOME CONSTRUCTION INDEX FUND, ISHARES DOW JONES U.S. INSURANCE INDEX FUND, ISHARES DOW JONES U.S. MEDICAL DEVICES INDEX FUND, ISHARES DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND, ISHARES DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND, ISHARES DOW JONES U.S. PHARMACEUTICALS INDEX FUND, ISHARES DOW JONES U.S. REGIONAL BANKS INDEX FUND, ISHARES DOW JONES U.S. INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND, ISHARES FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND AND ISHARES FTSE KLD 400 SOCIAL INDEX FUND) WILL NOT:

1.	Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.

Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Make loans, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

EACH OF ISHARES DOW JONES SELECT DIVIDEND INDEX FUND AND ISHARES DOW JONES U.S. INDEX FUND WILL NOT:

1.	Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.

Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

4.	Make loans. This restriction does not apply to: (i) the purchase of debt obligations in which each Fund may invest consistent with its investment objectives and policies; (ii) repurchase agreements and reverse repurchase agreements; and (iii) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

EACH OF ISHARES DOW JONES U.S. OIL & GAS EXPLORATION & PRODUCTION INDEX FUND, ISHARES DOW JONES U.S. OIL EQUIPMENT & SERVICES INDEX FUND, ISHARES DOW JONES U.S. PHARMACEUTICALS INDEX FUND, ISHARES DOW JONES U.S. HEALTHCARE PROVIDERS INDEX FUND, ISHARES DOW JONES U.S. MEDICAL DEVICES INDEX FUND, ISHARES DOW JONES U.S. BROKER-DEALERS INDEX FUND, ISHARES DOW JONES U.S. INSURANCE INDEX FUND, ISHARES DOW JONES U.S. REGIONAL BANKS INDEX FUND, ISHARES DOW JONES U.S. AEROSPACE & DEFENSE INDEX FUND AND ISHARES DOW JONES U.S. HOME CONSTRUCTION INDEX FUND WILL NOT:

1.	Concentrate its investments (i.e. hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. Government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.

Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Make loans, except as permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with each Fund’s investment objective and policies).

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

EACH OF ISHARES DOW JONES INTERNATIONAL SELECT DIVIDEND INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED ASIA INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED EUROPE INDEX FUND, ISHARES FTSE EPRA/NAREIT DEVELOPED REAL ESTATE EX-U.S. INDEX FUND, ISHARES FTSE EPRA/NAREIT NORTH AMERICA INDEX FUND AND ISHARES FTSE KLD 400 SOCIAL INDEX FUND WILL NOT:

1.	Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that a Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.

Borrow money, except that (i) each Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) each Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), each Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

5.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this restriction shall not prevent each Fund from investing in securities of companies engaged in the real estate business or securities or other instruments backed by real estate or mortgages), or commodities or commodity contracts (but this restriction shall not prevent each Fund from trading in futures contracts and options on futures contracts, including options on currencies to the extent consistent with each Fund’s investment objective and policies).

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that each Fund may technically be deemed to be an underwriter under the 1933 Act, in disposing of portfolio securities.

In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund, has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).

BFA monitors the liquidity of restricted securities in each Fund’s portfolio. In reaching liquidity decisions, BFA considers the following factors:

•	The frequency of trades and quotes for the security;

•	The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

•	Dealer undertakings to make a market in the security; and

•	The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If any percentage restriction described above is complied with at the time of an investment, a later increase or decrease in percentage resulting from a change in values of assets will not constitute a violation of such restriction.

Each Fund (other than the iShares Morningstar Index Funds) has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities and Depositary Receipts based on securities in its Underlying Index. Each Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Each of the iShares Morningstar Index Funds has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities in the Fund’s Underlying Index. Each Morningstar Fund also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is not longer met, a Morningstar Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy.

Each of the iShares Cohen & Steers Realty Majors Index Fund and iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund has adopted a non-fundamental investment policy such that each Fund may invest in shares of other open-end management investment companies or unit investment trusts subject to the limitations of Section 12(d)(1) of the 1940 Act, including the rules, regulations and exemptive orders obtained thereunder; provided, however, that if the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act, the Fund will not acquire any securities of other open-end management investment companies or unit investment trusts in reliance on the provisions of subparagraphs (G) or (F) of Section 12(d)(1) of the 1940 Act.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

MANAGEMENT

Trustees and Officers. The Board has responsibility for the overall management and operations of the Funds, including general supervision of the duties performed by BFA and other service providers. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The Trust, iShares, Inc., Master Investment Portfolio (“MIP”) and BlackRock Funds III, each an open-end management investment company registered under the 1940 Act, are considered members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Trustee also serves as a Director for iShares, Inc. and, as a result, oversees a total of 26 funds within the fund complex. With the exception of Robert S. Kapito, the address of each Trustee and Officer is c/o BlackRock Institutional Trust Company, N.A., 400 Howard Street, San Francisco, CA 94105. The address of Mr. Kapito is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. The Board has designated George G.C. Parker as its Lead Independent Trustee.

Interested Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Robert S. Kapito(1) (52)	Trustee (since 2009)	President and Director, BlackRock, Inc. since 2006 and 2007, respectively; Vice Chairman of BlackRock, Inc. and Head of BlackRock’s Portfolio Management Group since its formation in 1998 and BlackRock’s predecessor entities since 1988; Trustee, University of Pennsylvania since 2009; Chairman, Hope & Heroes Children’s Cancer Fund since 2002; President of the Board of Directors, Periwinkle Theatre for Youth since 1983.	Director of iShares, Inc. (since 2009); Director of BlackRock, Inc. (since 2007).

Lee T. Kranefuss(2) (46)	Trustee and Chairman (since 2003).

Global Chief Executive Officer, iShares/Intermediary Groups of BTC (since 2009); Director, President and Chief Executive Officer of BlackRock Asset Management International, Inc. (since 2009); Director and Chairman of BlackRock Investors Services (since 2009); Global Chief Executive Officer, iShares/Intermediary Groups of Barclays Global Investors, N.A. (“BGI”) (2008-2009); Director, President and Chief Executive Officer of Barclays Global Investors International, Inc. (2005-2009); Director and Chairman of Barclays Global Investors Services (2005-2009); Chief Executive Officer, iShares Intermediary Index and Market Group of BGI (2005-2008); Chief Executive Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2005).

Director of iShares, Inc. (since 2003).

(1)	Robert S. Kapito is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BlackRock, Inc.
(2)	Lee T. Kranefuss is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with BFA, BTC and BlackRock Investors Services, an affiliate of BFA and BTC.

Independent Trustees

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
George G.C. Parker (69)	Trustee (since 2000); Lead Independent Trustee (since 2006).	Dean Witter Distinguished Professor of Finance, Emeritus, Stanford University: Graduate School of Business (since 1994).	Director of iShares, Inc. (since 2002); Lead Independent Director of iShares, Inc. (since 2006); Director of Continental Airlines, Inc. (since 1996); Director of Community First Financial Group (since 1995); Director of Tejon Ranch Company (since 1999); Director of Threshold Pharmaceuticals (since 2004); Director of NETGEAR, Inc. (since 2007).

John E. Martinez(1) (47)	Trustee (since 2003).	Director of Real Estate Equity Exchange (since 2005).	Director of iShares, Inc. (since 2003); Chairman, Independent Review Committee, Canadian iShares Funds (since 2007).

Cecilia H. Herbert (59)	Trustee (since 2005).	Chair of Investment Committee, Archdiocese of San Francisco (1994-2005); Director (since 1998) and President (since 2007) of the Board of Directors, Catholic Charities CYO; Trustee of Pacific Select Funds (2004-2005); Trustee (since 2005) and Chair of the Finance and Investment Committees (since 2006) of the Thacher School.	Director of iShares, Inc. (since 2005); Advisory Board Member of Forward Funds (since 2009).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee
Charles A. Hurty (64)	Trustee (since 2005).	Retired; Partner, KPMG LLP (1968-2001).	Director of iShares, Inc. (since 2005); Director of GMAM Absolute Return Strategy Fund (1 portfolio) (since 2002); Director of Citigroup Alternative Investments Multi-Adviser Hedge Fund Portfolios LLC (1 portfolio) (since 2002); Director of CSFB Alternative Investments Fund (6 portfolios) (since 2005).

John E. Kerrigan (53)	Trustee (since 2005).	Chief Investment Officer, Santa Clara University (since 2002).	Director of iShares, Inc. (since 2005).

Robert H. Silver (53)	Trustee (since 2007).	President and Co-Founder of The Bravitas Group, Inc. (since 2006); Member, Non-Investor Advisory Board of Russia Partners II, LP (since 2006); President and Chief Operating Officer (2003-2005) and Director (1999-2005) of UBS Financial Services, Inc.; President and Chief Executive Officer of UBS Services USA, LLC (1999-2005); Managing Director, UBS America, Inc. (2000- 2005); Director and Vice Chairman of the YMCA of Greater NYC (since 2001); Broadway Producer (since 2006); Co-Founder and Vice President of Parentgiving Inc. (since 2008); Director and Member of the Audit and Compensation Committee of EPAM Systems, Inc. (2006-2009).	Director of iShares, Inc. (since 2007).

Darrell Duffie (54)	Trustee (since 2008).	Professor, Stanford University: Graduate School of Business (since 1984).	Director of iShares, Inc. (since June 2008); Director of Moody’s Corporation (since 2008).

(1)

Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined by the 1940 Act) of the Trust. As of August 13, 2009, Mr. Martinez has been determined to be a non-interested person notwithstanding his former affiliation with BGI prior to 2002.

Officers

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Michael A. Latham (43)	President (since 2007).	Director and Chief Financial Officer of BlackRock Asset Management International, Inc. (since 2009); Head of Americas iShares (since 2007); Director and Chief Financial Officer of Barclays Global Investors International, Inc. (2005-2009); Chief Operating Officer of the Intermediary Investor and Exchange Traded Products Business of BGI (2003-2007).

Geoffrey D. Flynn (52)	Executive Vice President and Chief Operating Officer (since 2008).	Chief Operating Officer, U.S. iShares, BTC (since 2009); Chief Operating Officer, U.S. iShares, BGI (2008-2009); Director, Mutual Fund Operations of BGI (2007-2008); President, Van Kampen Investors Services (2003-2007); Managing Director, Morgan Stanley (2002-2007); President, Morgan Stanley Trust, FSB (2002-2007).

Jack Gee (49)	Treasurer and Chief Financial Officer (since 2008).	Senior Director of Fund Administration of Intermediary Investor Business of BTC (since 2009); Senior Director of Fund Administration of Intermediary Investor Business of BGI (2009); Director of Fund Administration of Intermediary Investor Business of BGI (2004-2009); Treasurer and Chief Financial Officer of Parnassus Investments (2004).

Eilleen M. Clavere (57)	Secretary (since 2007).	Director of Legal Administration of Intermediary Investor Business of BTC (since 2009); Director of Legal Administration of Intermediary Investor Business of BGI (2006-2009); Legal Counsel and Vice President of Atlas Funds, Atlas Advisers, Inc. and Atlas Securities, Inc. (2005-2006); Counsel of Kirkpatrick & Lockhart LLP (2001-2005).

Ira P. Shapiro (46)	Vice President and Chief Legal Officer (since 2007).	Associate General Counsel, BTC (since 2009); Associate General Counsel, BGI (2004-2009); First Vice President, Merrill Lynch Investment Managers (1993-2004).

Amy Schioldager (46)	Executive Vice President (since 2007).	Global Head of Index Equity, BTC (since 2009); Global Head of Index Equity, BGI (2008-2009); Global Head of U.S. Indexing, BGI (2006-2008); Head of Domestic Equity Portfolio Management, BGI (2001-2006).

Patrick O’Connor (41)	Vice President (since 2007).	Head of iShares Portfolio Management, BTC (since 2009); Head of iShares Portfolio Management, BGI (2006-2009); Senior Portfolio Manager, BGI (1999-2006).

Name (Age)	Position	Principal Occupation(s) During the Past 5 Years
Lee Sterne (43)	Vice President (since 2007).	Head of U.S. Fixed Income Index and iShares, BTC (since 2009); Head of U.S. Fixed Income Index and iShares, BGI (2007-2009); Senior Portfolio Manager, BGI (2004-2007); Portfolio Manager, BGI (2001-2004).

Matt Tucker (36)	Vice President (since 2007).	Director of Fixed Income Investment Strategy, BTC (since 2009); Director of Fixed Income Investment Strategy, BGI (2009); Head of U.S. Fixed Income Investment Solutions, BGI (2005-2008); Fixed Income Investment Strategist, BGI (2003-2005).

Committees of the Board of Trustees. Each Trustee who is not an interested person (as defined in the 1940 Act) of the Trust (“Independent Trustee”) serves on the Audit Committee and the Nominating and Governance Committee of the Board. Mr. Martinez was not a member of these committees prior to August 13, 2009. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. The Audit Committee met four times during the fiscal year ended April 30, 2009.

The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Lead Independent Trustee; (v) periodic review of the Board’s retirement policy; and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Lead Independent Trustee, Chairperson of the Board and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nomination(s) recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee is comprised of all members of the Board that are Independent Trustees. The Nominating and Governance Committee met two times during the fiscal year ended April 30, 2009.

The following table sets forth, as of December 31, 2008, the dollar range of equity securities beneficially owned by each Trustee in the Funds and in other registered investment companies overseen by the Trustee within the same family of investment companies as the Trust. If a fund is not listed below, the Trustee did not own any securities in that fund as of the date indicated above:

Name of Trustee(1)	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Lee T. Kranefuss	iShares Barclays 1-3 Year Treasury Bond Fund	$50,001-$100,000	Over $100,000
	iShares Russell 2000 Index Fund	$50,001-$100,000

John E. Martinez	iShares Barclays 7-10 Year Treasury Bond Fund	Over $100,000	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 1000 Index Fund	Over $100,000
	iShares Russell 1000 Value Index Fund	Over $100,000
	iShares S&P 500 Index Fund	Over $100,000

George G.C. Parker	iShares Dow Jones Select Dividend Index Fund	Over $100,000	Over $100,000
	iShares FTSE/Xinhua China 25 Index Fund	$50,001-$100,000
	iShares iBoxx $ Investment Grade Corporate Bond Fund	Over $100,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares MSCI Mexico Investable Market Index Fund	$50,001-$100,000
	iShares Russell 1000 Value Index Fund	$50,001-$100,000
	iShares Russell 2000 Index Fund	$10,001-$50,000
	iShares Russell 2000 Value Index Fund	$50,001-$100,000
	iShares S&P 100 Index Fund	$50,001-$100,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P 500 Value Index Fund	Over $100,000
	iShares S&P MidCap 400 Index Fund	$10,001-$50,000
	iShares S&P MidCap 400 Value Index Fund	$50,001-$100,000
	iShares S&P Small Cap 600 Index Fund	$10,001-$50,000

Cecilia H. Herbert	iShares Barclays 1-3 Year Treasury Bond Fund	$10,001-$50,000	Over $100,000
	iShares Barclays TIPS Bond Fund	$10,001-$50,000
	iShares FTSE/Xinhua China 25 Index Fund	$50,001-$100,000
	iShares MSCI BRIC Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$50,001-$100,000
	iShares MSCI Emerging Markets Index Fund	$10,001-$50,000
	iShares Russell 1000 Index Fund	$10,001-$50,000
	iShares Russell 2000 Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	Over $100,000
	iShares S&P MidCap 400 Index Fund	$10,000-$50,000

Name of Trustee(1)	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Charles A. Hurty	iShares Dow Jones Financial Sector Index Fund	$1-$10,000	Over $100,000
	iShares Dow Jones Select Dividend Index Fund	$1-$10,000
	iShares Dow Jones U.S. Energy Sector Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Technology Sector Index Fund	$1-$10,000
	iShares FTSE/Xinhua China 25 Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	$10,001-$50,000
	iShares MSCI Japan Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	$10,001-$50,000

John E. Kerrigan	iShares MSCI ACWI ex US Index Fund	Over $100,000	Over $100,000

Robert H. Silver	iShares Dow Jones U.S. Broker-Dealers Index Fund	Over $100,000	Over $100,000
	iShares Dow Jones U.S. Financial Services Index Fund	$10,001-$50,000
	iShares Dow Jones U.S. Regional Banks Index Fund	$50,001-$100,000
	iShares MSCI ACWI ex US Index Fund	$10,001-$50,000
	iShares MSCI BRIC Index Fund	$10,001-$50,000
	iShares MSCI EAFE Index Fund	Over $100,000
	iShares Russell 3000 Index Fund	$50,001-$100,000
	iShares S&P Europe 350 Index Fund	$10,001-$50,000
	iShares S&P 500 Index Fund	Over $100,000

Darrell Duffie	None	None	None

(1)	Beneficial ownership is not shown for Robert S. Kapito because he was elected to serve as Trustee of the Trust effective December 1, 2009.

As of December 31, 2008, none of the Trustees who were not interested persons (as defined in the 1940 Act) of the Trust or their immediate family members owned beneficially or of record any securities of BFA (the Funds’ investment adviser), the Distributor or any person controlling, controlled by or under common control with BFA or the Distributor.

Remuneration of Trustees. The Trust pays each Independent Trustee and John Martinez who was categorized as an Interested Trustee, as of December 31, 2008, an annual fee of $90,000 for meetings of the Board attended by the Trustee; also the Trust pays Charles Hurty an annual fee of $20,000 for service as the chairperson of the Board’s Audit Committee and George G.C. Parker an annual fee of $25,000 for service as the Board’s Lead Independent Trustee. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the total compensation paid to each Interested Trustee for the calendar year ended December 31, 2008:

Name of Interested Trustee(1)	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses(2)	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from the Funds and Fund Complex(3)
Lee T. Kranefuss(4)	$0	Not Applicable	Not Applicable	$0
John E. Martinez(5)	90,000	Not Applicable	Not Applicable	180,000

(1)	Compensation is not shown for Robert S. Kapito because he was appointed to serve as Interested Trustee of the Trust effective December 1, 2009.
(2)	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
(3)	Includes compensation for service on the Board of Directors of iShares, Inc.
(4)	Lee T. Kranefuss was not compensated by the Trust due to his employment with BGI during the time period reflected in the table.
(5)

Prior to August 13, 2009, John E. Martinez was deemed to be an “interested person” (as defined by the 1940 Act) of the Trust. As of August 13, 2009, John E. Martinez has been determined to be a non-interested person notwithstanding his former affiliation with BGI prior to 2002.

The table below sets forth the total compensation paid to each Independent Trustee for the calendar year ended December 31, 2008:

Name of Independent Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses(1)	Estimated Annual Benefits Upon Retirement(1)	Total Compensation from the Funds and Fund Complex(2)
George G.C. Parker	$115,000	Not Applicable	Not Applicable	$230,000
John E. Kerrigan	90,000	Not Applicable	Not Applicable	180,000
Charles A. Hurty	110,000	Not Applicable	Not Applicable	220,000
Cecilia H. Herbert	90,000	Not Applicable	Not Applicable	180,000
Robert H. Silver	90,000	Not Applicable	Not Applicable	180,000
Darrell Duffie*	67,500	Not Applicable	Not Applicable	135,000

*	Appointed to serve as Independent Trustee of the Trust effective June 18, 2008.
(1)	No Trustee or Officer is entitled to any pension or retirement benefits from the Trust.
(2)	Includes compensation for service on the Board of Directors of iShares, Inc.

Control Persons and Principal Holders of Securities.

The Trustees and Officers of the Trust collectively owned less than 1% of each of the Funds’ outstanding shares as of July 31, 2009.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC participants, as of July 31, 2009, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

Fund	Name	Percentage of Ownership
iShares Cohen & Steers Realty Majors Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	18.11%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.87%

Fund	Name	Percentage of Ownership
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.73%

	Bank of New York, The One Wall Street New York, NY 10004	5.05%

iShares Dow Jones International Select Dividend Index Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	13.34%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	12.81%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.40%

	Curian Clearing, LLC 8055 East Tufts Avenue 10th Floor Denver, CO 80237	6.70%

	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	6.63%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.47%

iShares Dow Jones Select Dividend Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	14.43%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	11.24%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.18%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.09%

Fund	Name	Percentage of Ownership
	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.77%

iShares Dow Jones Transportation Average Index Fund	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	14.32%

	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	10.63%

	Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	6.73%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.66%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.36%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.25%

iShares Dow Jones U.S. Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	17.00%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	15.56%

	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.14%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.56%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.77%

Fund	Name	Percentage of Ownership
iShares Dow Jones U.S. Aerospace & Defense Index Fund	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	23.82%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.22%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.52%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	5.73%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.39%

	Bank of America, National Association 411 N. Akard Street 5th Floor Dallas, TX 75201	5.33%

iShares Dow Jones U.S. Basic Materials Sector Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	13.43%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	10.31%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.61%

	Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	6.30%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.49%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.18%

Fund	Name	Percentage of Ownership
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.02%

iShares Dow Jones U.S. Broker-Dealers Index Fund	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	11.39%

	Credit Suisse Securities (USA) LLC 11 Madison Ave. New York, NY 10010	9.31%

	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	6.82%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.81%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.70%

iShares Dow Jones U.S. Consumer Services Sector Index Fund	Bank of New York, The One Wall Street New York, NY 10004	16.51%

	Credit Suisse Securities (USA) LLC 11 Madison Ave. New York, NY 10010	9.67%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	8.23%

	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	7.66%

	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	7.43%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.67%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.63%

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.16%

iShares Dow Jones U.S. Consumer Goods Sector Index Fund	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	11.40%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	10.29%

	Bank of New York, The One Wall Street New York, NY 10004	8.83%

	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	7.68%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	7.57%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.39%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.19%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.10%

iShares Dow Jones U.S. Energy Sector Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.46%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	11.08%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.54%

Fund	Name	Percentage of Ownership
	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	7.52%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.08%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.00%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.40%

	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	5.04%

iShares Dow Jones U.S. Financial Sector Index Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.46%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	8.69%

	Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	8.33%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	7.55%

	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	5.75%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.15%

iShares Dow Jones U.S. Financial Services Index Fund	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	11.65%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.42%

Fund	Name	Percentage of Ownership
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.19%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.33%

	U.S. Bank N.A. 1555 North Rivercenter Dr. Suite 302 Milwaukee, WI 53212	5.94%

	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.53%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.50%

iShares Dow Jones U.S. Healthcare Sector Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.21%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	10.74%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.09%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	6.57%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.24%

	UBS Financial Services Inc. 1000 Harbor Blvd. 4th Floor Weehawken, NJ 07087	5.29%

	Credit Suisse Securities (USA) LLC 11 Madison Ave. New York, NY 10010	5.03%

Fund	Name	Percentage of Ownership
iShares Dow Jones U.S. Healthcare Providers Index Fund	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	9.71%

	Morgan Stanley & Co. Incorporated One Pierrepont Plaza 8th Floor Brooklyn, NY 11201	8.33%

	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	7.87%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	7.14%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.81%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.72%

	Credit Suisse Securities (USA) LLC 11 Madison Ave. New York, NY 10010	6.37%

	Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	5.56%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.46%

iShares Dow Jones U.S. Home Construction Index Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	15.47%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	10.24%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	8.05%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	7.36%

Fund	Name	Percentage of Ownership
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.27%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.24%

iShares Dow Jones U.S. Industrial Sector Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.86%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.14%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	8.19%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	7.21%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	6.89%

	Janney Montgomery Scott LLC 26 Broadway New York, NY 10004	5.20%

iShares Dow Jones U.S. Insurance Index Fund	Janney Montgomery Scott LLC 26 Broadway New York, NY 10004	13.71%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.95%

	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	7.01%

	First National Bank of Omaha PO Box 3327 Omaha, NE 68103	6.80%

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	6.45%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.77%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	5.37%

iShares Dow Jones U.S. Medical Devices Index Fund	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	19.25%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	15.23%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.64%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.54%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.99%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.86%

iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	Deutsche Bank Securities Inc./Cedear 1251 Avenue of the Americas New York, NY 10020	24.43%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	9.56%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.40%

Fund	Name	Percentage of Ownership
	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	7.15%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.58%

	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	6.46%

iShares Dow Jones U.S. Oil Equipment & Services Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	14.81%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.34%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	7.10%

	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	6.23%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	6.00%

	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	5.63%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	5.04%

iShares Dow Jones U.S. Pharmaceuticals Index Fund	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	12.63%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.37%

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	8.82%

	RBC Capital Markets Corporation One Liberty Plaza New York, NY 10006-1446	8.20%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.59%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.73%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.21%

iShares Dow Jones U.S. Real Estate Index Fund	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	10.64%

	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	10.24%

	Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	7.25%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.82%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.26%

iShares Dow Jones U.S. Regional Banks Index Fund	Credit Suisse Securities (USA) LLC 11 Madison Ave. New York, NY 10010	11.33%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	10.86%

Fund	Name	Percentage of Ownership
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	10.55%

	J.P. Morgan Securities Inc. 500 Staton Chrisiana Road 2/OPS3 Newark, DE 19713-2107	5.77%

	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	5.21%

iShares Dow Jones U.S. Technology Sector Index Fund	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	20.62%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	10.02%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.52%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.30%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.11%

	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	5.51%

iShares Dow Jones U.S. Telecommunications Sector Index Fund	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	14.70%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	13.12%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	9.37%

Fund	Name	Percentage of Ownership
	SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	8.78%

	Morgan Stanley & Co. Harbourside Financial Center Plaza 3, 1st Floor Jersey City, NJ 07311	6.85%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.24%

iShares Dow Jones U.S. Utilities Sector Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	14.34%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	12.50%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.10%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.27%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.16%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.08%

iShares FTSE NAREIT Industrial/Office Capped Index Fund	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	13.15%

	Timber Hill LLC 2 Pickwick Plaza 2nd Floor Greenwich, CT 06830	12.32%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	9.84%

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	9.15%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	7.27%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	7.02%

	Merrill Lynch, Pierce, Fenner & Smith Incorporated 101 Hudson Street 9th Floor Jersey City, NJ 07302-3997	5.72%

iShares FTSE NAREIT Mortgage Plus Capped Index Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	14.33%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	13.01%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.60%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	5.69%

	Wells Fargo Bank, National Association 733 Marquette Ave 4th Floor Minneapolis, MN 55402	5.33%

iShares FTSE NAREIT Real Estate 50 Index Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	26.25%

	Goldman, Sachs & Co. 30 Hudson Street 16th Floor Jersey City, NJ 07302	18.11%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	6.06%

Fund	Name	Percentage of Ownership
	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.01%

	Timber Hill LLC 2 Pickwick Plaza 2nd Floor Greenwich, CT 06830	5.72%

iShares FTSE NAREIT Residential Plus Capped Index Fund	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	25.37%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	18.37%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	9.99%

	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	9.36%

iShares FTSE NAREIT Retail Capped Index Fund	Timber Hill LLC 2 Pickwick Plaza 2nd Floor Greenwich, CT 06830	18.52%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	16.58%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	14.54%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.03%

iShares FTSE EPRA/NAREIT Developed Asia Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	16.69%

	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.16%

Fund	Name	Percentage of Ownership
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.78%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.39%

iShares FTSE EPRA/NAREIT Developed Europe Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.15%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	8.73%

	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.71%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.78%

iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	Barclays Global Investors, N.A. 400 Howard Street San Francisco, CA 94105	38.37%

iShares FTSE EPRA/NAREIT North America Index Fund	Bear, Stearns Securities Corp. One Metrotech Center North Brooklyn, NY 11201	11.47%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	10.77%

	U.S. Bank N.A. 1555 North Rivercenter Dr. Suite 302 Milwaukee, WI 53212	6.76%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	5.64%

iShares FTSE KLD 400 Social Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	15.64%

Fund	Name	Percentage of Ownership
	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	13.41%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	11.67%

	Northern Trust Company (The) 801 South Canal Street Chicago, IL 60612	9.90%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.52%

	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	5.59%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	5.41%

iShares FTSE KLD Select Social Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	14.49%

	PNC Bank, National Association Institutional Service Group 8800 Tinicum Blvd. Att: Trade Sett. Dept Philadelphia, PA 19153	7.80%

	Bank of America, National Association 411 N. Akard Street 5th Floor Dallas, TX 75201	7.28%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	7.21%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	6.91%

iShares Morningstar Large Core Index Fund	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	14.31%

Fund	Name	Percentage of Ownership
	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	13.78%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	13.70%

	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	8.05%

	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	6.88%

	LPL Financial Corporation, 9785 Towne Centre Drive, San Diego, CA 92121-1968	6.31%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.00%

	Wells Fargo Bank, National Association 733 Marquette Ave 4th Floor Minneapolis, MN 55402	5.26%

iShares Morningstar Large Growth Index Fund	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	14.21%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	13.39%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	8.28%

	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.77%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	6.73%

Fund	Name	Percentage of Ownership
	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	6.18%

	Brown Brothers Harriman & Co. 525 Washington Blvd. 11th Floor Jersey City, NJ 07310	5.77%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.16%

iShares Morningstar Large Value Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	13.76%

	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	12.02%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.98%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	9.06%

	RBC Capital Markets Corporation One Liberty Plaza New York, NY 10006-1446	6.31%

iShares Morningstar Mid Core Index Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	14.11%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	10.23%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	9.37%

	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	7.29%

Fund	Name	Percentage of Ownership
	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	7.02%

iShares Morningstar Mid Growth Index Fund	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	19.40%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	15.42%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	11.78%

	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.09%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.43%

iShares Morningstar Mid Value Index Fund	JPMorgan Chase Bank, National Association 14201 Dallas Pkwy 12th Floor Dallas, TX 75240	16.55%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	14.12%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	13.78%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	11.00%

	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.94%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.04%

iShares Morningstar Small Core Index Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	15.42%

Fund	Name	Percentage of Ownership
	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	13.73%

	First Clearing, LLC 901 East Byrd Street Richmond, VA 23219	9.75%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	8.76%

	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	7.62%

	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	6.03%

	Merrill Lynch, Pierce Fenner & Smith Safekeeping 101 Hudson Street 8th Floor Jersey City, NJ 07302	5.14%

iShares Morningstar Small Growth Index Fund	Citigroup Global Markets Inc. 333 W 34th Street New York, NY 10001-2402	14.64%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	13.16%

	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	9.90%

	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	7.82%

	Wells Fargo Bank, National Association 733 Marquette Ave 4th Floor Minneapolis, MN 55402	7.42%

	Mellon Trust of New England, National Association Three Mellon Bank Center Floor 1533700 Pittsburgh, PA 15259	7.24%

Fund	Name	Percentage of Ownership
	American Enterprise Investment Services Inc. 2178 AXP Financial Center Minneapolis, MN 55474	6.09%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	5.31%

iShares Morningstar Small Value Index Fund	National Financial Services LLC 200 Liberty Street 5th Floor New York, NY 10281	16.63%

	Charles Schwab & Co., Inc. 111 Pavonia Avenue Jersey City, NJ 07310	11.45%

	Union Bank of California, N.A. 350 California Street 8th Floor San Francisco, CA 94104	7.35%

	Pershing LLC One Pershing Plaza Jersey City, NJ 07399	6.79%

	TD Ameritrade Clearing, Inc. 1005 N. Ameritrade Place Bellevue, NE 68005	6.21%

	M&I Marshall & Ilsley Bank 11270 W Park Place 7th Floor Milwaukee, WI 53224	5.26%

POTENTIAL CONFLICTS OF INTEREST

The Bank of America Corporation (“BAC”), though its subsidiary Merrill Lynch and Co., Inc. (“Merrill Lynch”), Barclays PLC (“Barclays”), The PNC Financial Services Group, Inc. (“PNC”), each have a significant economic interest in BlackRock, Inc., the parent of BFA, the Funds’ investment adviser. PNC is considered to be an affiliate of BlackRock, Inc., under the Investment Company Act. Certain activities of BlackRock Advisors, LLC, BlackRock, Inc. and their affiliates (collectively, “BlackRock”) and PNC and its affiliates (collectively, “PNC” and together with BlackRock, “Affiliates”), and those of BAC, Merrill Lynch and their affiliates (collectively, the “BAC Entities”) and Barclays and its affiliates (collectively, the “Barclays Entities”) (BAC Entities and Barclays Entities, collectively, the “BAC/Barclays Entities”), with respect to the Funds and/or other accounts managed by BlackRock, PNC or BAC/Barclays Entities, may give rise to actual or perceived conflicts of interest such as those described below.

BlackRock is one of the world’s largest asset management firms. BAC is a national banking corporation which through its affiliates and subsidiaries, including Merrill Lynch, provides a full range of financial services. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. PNC is a diversified financial services organization spanning the retail, business and corporate markets. Barclays is a major global financial services provider engaged in a range of activities including retail and commercial banking, credit cards, investment banking, and wealth management. BlackRock and PNC are affiliates of one another under the Investment Company Act. BlackRock, BAC, Merrill Lynch, PNC, Barclays and their respective affiliates (including, for these purposes, their directors, partners, trustees, managing members, officers and employees), including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged worldwide in businesses, including equity, fixed income, cash management and alternative investments, and have interests other than that of managing the Funds. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund and its shareholders. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock and its Affiliates, as well as the BAC/Barclays Entities, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. One or more Affiliates and BAC/Barclays Entities are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, one or more Affiliates or BAC/Barclays Entities are or may be actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When BlackRock and its Affiliates or the BAC/Barclays Entities seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund. In addition, transactions in investments by one or more other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a Fund, particularly, but not limited to, with respect to small capitalization, emerging market or less liquid strategies. This may occur when investment decisions regarding a Fund are based on research or other information that is also used to support decisions for other accounts. When BlackRock or its Affiliates or a BAC/Barclays Entity implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for a Fund, market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. BlackRock or it Affiliates or a BAC/Barclays Entity may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences, which may cause a Fund to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

Conflicts may also arise because portfolio decisions regarding a Fund may benefit other accounts managed by BlackRock or its Affiliates or a BAC/Barclays Entity. For example, the sale of a long position or establishment of a short position by a Fund may impair the price of the same security sold short by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts, and the purchase of a security or covering of a short position in a security by a Fund may increase the price of the same security held by (and therefore benefit) one or more Affiliates or BAC/Barclays Entities or their other accounts.

BlackRock and its Affiliates or a BAC/Barclays Entity and their clients may pursue or enforce rights with respect to an issuer in which a Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of BlackRock or its Affiliates or a BAC/Barclays Entity or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The results of a Fund’s investment activities may differ significantly from the results achieved by BlackRock and its Affiliates or the BAC/Barclays Entities for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that one or more Affiliate- or BAC/Barclays Entity-managed accounts and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which one or more Affiliates or BAC/Barclays Entity-managed accounts achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to one or more Affiliates or BAC/Barclays Entities, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when BlackRock, and/or one or more Affiliates or BAC/Barclays Entities, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which BlackRock and/or one or more Affiliates or BAC/Barclays Entities are performing services or when position limits have been reached.

In connection with its management of a Fund, BlackRock may have access to certain fundamental analysis and proprietary technical models developed by one or more Affiliates or BAC/Barclays Entities. BlackRock will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its Affiliates, nor any BAC/Barclays Entity, will have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that BlackRock will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its Affiliates and the BAC/Barclays Entities, or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by BlackRock in managing a Fund.

In addition, certain principals and certain employees of BlackRock are also principals or employees of BlackRock or another Affiliate. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

BlackRock may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock or its Affiliates or a BAC/Barclays Entity, or, to the extent permitted by the SEC, BlackRock or another Affiliate or a BAC/Barclays Entity, serves as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock or its Affiliates or a BAC/Barclays Entity. One or more Affiliates or BAC/Barclays Entities may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more

Affiliates or BAC/Barclays Entities and may also enter into transactions with other clients of an Affiliate or BAC/Barclays Entity where such other clients have interests adverse to those of the Fund.

At times, these activities may cause departments of BlackRock or its Affiliates or a BAC/Barclays Entity to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its Affiliates or BAC/Barclays Entities on an arms-length basis. BlackRock or its Affiliates or a BAC/Barclays Entity may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its Affiliates or BAC/Barclays Entities.

One or more Affiliates or one of the BAC/Barclays Entities may act as broker, dealer, agent, lender or adviser or in other commercial capacities for a Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by an Affiliate or BAC/Barclays Entity will be in its view commercially reasonable, although each Affiliate or BAC/Barclays Entity, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to the Affiliate or BAC/Barclays Entity and such sales personnel.

Subject to applicable law, the Affiliates and BAC/Barclays Entities (and their personnel and other distributors) will be entitled to retain fees and other amounts that they receive in connection with their service to the Funds as broker, dealer, agent, lender, adviser or in other commercial capacities and no accounting to the Funds or their shareholders will be required, and no fees or other compensation payable by the Funds or their shareholders will be reduced by reason of receipt by an Affiliate or BAC/Barclays Entity of any such fees or other amounts.

When an Affiliate or BAC/Barclays Entity acts as broker, dealer, agent, adviser or in other commercial capacities in relation to the Funds, the Affiliate or BAC/Barclays Entity may take commercial steps in its own interests, which may have an adverse effect on the Funds. A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor any of the Affiliates, nor any BAC/Barclays Entity, will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of the Affiliates or BAC/Barclays Entities in evaluating the Fund’s creditworthiness.

Purchases and sales of securities for a Fund may be bunched or aggregated with orders for other BlackRock client accounts. BlackRock and its Affiliates and the BAC/Barclays Entities, however, are not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if they determine that bunching or aggregating is not practicable, required or with cases involving client direction.

Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Funds will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Funds. In addition, under certain circumstances, the Funds will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

BlackRock may select brokers (including, without limitation, Affiliates or BAC/Barclays Entities) that furnish BlackRock, the Funds, other BlackRock client accounts or other Affiliates or BAC/Barclays Entities or personnel, directly or through correspondent relationships, with research or other appropriate services which provide, in BlackRock’s view, appropriate assistance to BlackRock in the investment decision-

making process (including with respect to futures, fixed-price offerings and over-the-counter transactions). Such research or other services may include, to the extent permitted by law, research reports on companies, industries and securities; economic and financial data; financial publications; proxy analysis; trade industry seminars; computer data bases; research-oriented software and other services and products. Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BlackRock client accounts, including in connection with BlackRock client accounts other than those that pay commissions to the broker relating to the research or other service arrangements. Such products and services may disproportionately benefit other BlackRock client accounts relative to the Funds based on the amount of brokerage commissions paid by the Funds and such other BlackRock client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BlackRock client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Funds and to such other BlackRock client accounts. To the extent that BlackRock uses soft dollars, it will not have to pay for those products and services itself.

BlackRock may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BlackRock receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BlackRock.

BlackRock may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BlackRock believes are useful in its investment decision-making process. BlackRock may from time to time choose not to engage in the above described arrangements to varying degrees. BlackRock may also into commission sharing arrangements under which BlackRock may execute transactions through a broker-dealer, including, where permitted, an Affiliate or BAC/Barclays Entity, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BlackRock. To the extent that BlackRock engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

BlackRock may utilize certain electronic crossing networks (“ECNs”) in executing client securities transactions for certain types of securities. These ECNs may charge fees for their services, including access fees and transaction fees. The transaction fees, which are similar to commissions or markups/markdowns, will generally be charged to clients and, like commissions and markups/markdowns, would generally be included in the cost of the securities purchased. Access fees may be paid by BlackRock even though incurred in connection with executing transactions on behalf of clients, including the Funds. In certain circumstances, ECNs may offer volume discounts that will reduce the access fees typically paid by BlackRock. This would have the effect of reducing the access fees paid by BlackRock. BlackRock will only utilize ECNs consistent with its obligation to seek to obtain best execution in client transactions.

BlackRock has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with BlackRock’s fiduciary obligations to its clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of BlackRock may have the effect of favoring the interests of other clients or businesses of other divisions or units of BlackRock and/or its Affiliates or a BAC/Barclays Entity, provided that BlackRock believes such voting decisions to be in accordance with its fiduciary obligations. For a more detailed discussion of these policies and procedures, see “Proxy Voting Policies and Procedures.”

It is also possible that, from time to time, BlackRock or its Affiliates or a BAC/Barclays Entity may, although they are not required to, purchase and hold shares of a Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio.

BlackRock and its Affiliates or BAC/Barclays Entities reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its Affiliates or by a BAC/Barclays Entity could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which an Affiliate or a BAC/Barclays Entity has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or its Affiliates or a BAC/Barclays Entity has significant debt or equity investments or in which an Affiliate or BAC/Barclays Entity makes a market. A Fund also may invest in securities of companies to which an Affiliate or a BAC/Barclays Entity provides or may some day provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other clients of BlackRock or its Affiliates or a BAC/Barclays Entity. In making investment decisions for a Fund, BlackRock is not permitted to obtain or use material non-public information acquired by any division, department or Affiliate of BlackRock or of a BAC/Barclays Entity in the course of these activities. In addition, from time to time, the activities of an Affiliate or a BAC/Barclays Entity may limit a Fund’s flexibility in purchases and sales of securities. When an Affiliate is engaged in an underwriting or other distribution of securities of an entity, BlackRock may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

BlackRock and its Affiliates and the BAC/Barclays Entities, their personnel and other financial service providers have interests in promoting sales of the Funds. With respect to BlackRock and its Affiliates and BAC/Barclays Entities and their personnel, the remuneration and profitability relating to services to and sales of the Funds or other products may be greater than remuneration and profitability relating to services to and sales of certain funds or other products that might be provided or offered. BlackRock and its Affiliates or BAC/Barclays Entities and their sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Funds or their shareholders. BlackRock and its advisory or other personnel may also benefit from increased amounts of assets under management. Fees and commissions may also be higher than for other products or services, and the remuneration and profitability to BlackRock or its Affiliates or a BAC/Barclays Entity and such personnel resulting from transactions on behalf of or management of the Funds may be greater than the remuneration and profitability resulting from other funds or products.

BlackRock and its Affiliates or a BAC/Barclays Entity and their personnel may receive greater compensation or greater profit in connection with an account for which BlackRock serves as an adviser than with an account advised by an unaffiliated investment adviser. Differentials in compensation may be related to the fact that BlackRock may pay a portion of its advisory fee to its Affiliate or to a BAC/Barclays Entity, or relate to compensation arrangements, including for portfolio management, brokerage transactions or account servicing. Any differential in compensation may create a financial incentive on the part of BlackRock or its Affiliates or BAC/Barclays Entities and their personnel to recommend BlackRock over unaffiliated investment advisers or to effect transactions differently in one account over another.

BlackRock and its Affiliates or a BAC/Barclays Entity may provide valuation assistance to certain clients with respect to certain securities or other investments and the valuation recommendations made for their clients’ accounts may differ from the valuations for the same securities or investments assigned by a Fund’s pricing vendors, especially if such valuations are based on broker-dealer quotes or other data sources unavailable to the Fund’s pricing vendors. While BlackRock will generally communicate its valuation information or determinations to a Fund’s pricing vendors and/or fund accountants, there may be instances where the Fund’s pricing vendors or fund accountants assign a different valuation to a security or other investment than the valuation for such security or investment determined or recommended by BlackRock.

As disclosed in more detail in “Determination of Net Asset Value” section in each Fund’s Prospectus, when market valuations are not readily available or such valuations do not reflect current market values, the affected investments will be valued using fair value pricing, pursuant to procedures adopted by the Funds’ Board. As a result, the Funds’ sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by BlackRock (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

To the extent permitted by applicable law, a Fund may invest all or some of its short term cash investments in any money market fund or similarly-managed private fund advised or managed by BlackRock. In connection with any such investments, a Fund, to the extent permitted by the Investment Company Act, may pay its share of expenses of a money market fund in which it invests, which may result in a Fund bearing some additional expenses.

BlackRock and its Affiliates or a BAC/Barclays Entity and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and Affiliates of BlackRock or by BAC/Barclays Entities that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund, BRIL and BlackRock each have adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. Each Code of Ethics can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at (202) 551-8090. Each Code of Ethics is also available on the EDGAR Database on the Commission’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the Commission’s Public Reference Section, Washington, DC 20549-0102.

BlackRock and its Affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers or pursuant to exemptive orders granted to the Funds and/or BlackRock by the Commission. These transactions would be affected in circumstances in which BlackRock determined that it would be appropriate for the Fund to purchase and another client of BlackRock to sell, or the Fund to sell and another client of BlackRock to purchase, the same security or instrument on the same day. From time to time, the activities of a Fund may be restricted because of regulatory requirements applicable to BlackRock or its Affiliates or a BAC/Barclays Entity and/or BlackRock’s internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by BlackRock would not be subject to some of those considerations. There may be periods when BlackRock may not initiate or recommend certain types of transactions, or may otherwise restrict or limit their advice in certain securities or instruments issued by or related to companies for which an Affiliate or a BAC/Barclays Entity is performing investment banking, market making or other services or has proprietary positions. For example, when an Affiliate is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, the Funds may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of BlackRock or its Affiliates or a BAC/Barclays Entity serve as directors of companies the securities of which the Funds wish to purchase or sell. However, if permitted by applicable law, the Funds may purchase securities or instruments that are issued by such companies or are the subject of an underwriting, distribution, or advisory assignment by an Affiliate or a BAC/Barclays Entity, or in cases in which personnel of BlackRock or its Affiliates or of BAC/Barclays Entities are directors or officers of the issuer.

The investment activities of one or more Affiliates or BAC/Barclays Entities for their proprietary accounts and for client accounts may also limit the investment strategies and rights of the Funds. For example, in regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there may be limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause BlackRock, the Funds or other client accounts to suffer disadvantages or business restrictions.

If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of BlackRock on behalf of clients (including the Funds) to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, BlackRock, on behalf of clients (including the Funds), may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when BlackRock, in its sole discretion, deems it appropriate.

BlackRock and its Affiliates and BAC/Barclays Entities may maintain securities indices as part of their product offerings. Index based funds seek to track the performance of securities indices and may use the name of the index in the fund name. Index providers, including BlackRock and its Affiliates and BAC/Barclays Entities may be paid licensing fees for use of their index or index name. BlackRock and its Affiliates and BAC/Barclays Entities will not be obligated to license their indices to BlackRock, and BlackRock cannot be assured that the terms of any index licensing agreement with BlackRock and its Affiliates and BAC/Barclays Entities will be as favorable as those terms offered to other index licensees.

BlackRock and its Affiliates and BAC/Barclays Entities may serve as Authorized Participants in the creation and redemption of exchange traded funds. As described in greater detail in the Creations and Redemptions section of the prospectus, BlackRock and its Affiliates and BAC/Barclays Entities may therefore be deemed to be participants in a distribution of iShares that could render them statutory underwriters.

Present and future activities of BlackRock and its Affiliates and BAC/Barclays Entities, including BlackRock Advisors, LLC, in addition to those described in this section, may give rise to additional conflicts of interest.

INVESTMENT ADVISORY, ADMINISTRATIVE AND DISTRIBUTION SERVICES

Investment Adviser. BFA serves as investment adviser to each Fund pursuant to an Investment Advisory Agreement between the Trust, on behalf of each Fund, and BFA. BFA is a California corporation indirectly owned by BlackRock, Inc. and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Advisory Agreement, BFA, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. BFA is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.

For its investment advisory services to the iShares Dow Jones Transportation Average Index Fund, iShares Dow Jones U.S. Aerospace & Defense Index Fund, iShares Dow Jones U.S. Basic Materials Sector Index Fund, iShares Dow Jones U.S. Broker-Dealers Index Fund, iShares Dow Jones U.S. Consumer Goods Sector

Index Fund, iShares Dow Jones U.S. Consumer Services Sector Index Fund, iShares Dow Jones U.S. Energy Sector Index Fund, iShares Dow Jones U.S. Financial Sector Index Fund, iShares Dow Jones U.S. Financial Services Index Fund, iShares Dow Jones U.S. Healthcare Providers Index Fund, iShares Dow Jones U.S. Healthcare Sector Index Fund, iShares Dow Jones U.S. Home Construction Index Fund, iShares Dow Jones U.S. Industrial Sector Index Fund, iShares Dow Jones U.S. Insurance Index Fund, iShares Dow Jones U.S. Medical Devices Index Fund, iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund, iShares Dow Jones U.S. Oil Equipment & Services Index Fund, iShares Dow Jones U.S. Pharmaceuticals Index Fund, iShares Dow Jones U.S. Real Estate Index Fund, iShares Dow Jones U.S. Regional Banks Index Fund, iShares Dow Jones U.S. Technology Sector Index Fund, iShares Dow Jones U.S. Telecommunications Sector Index Fund and the iShares Dow Jones U.S. Utilities Sector Index Fund, BFA is paid a management fee based on each Fund’s allocable portion of: 0.48% per annum of the aggregate net assets of those Funds less than or equal to $10.0 billion; plus 0.43% per annum of the aggregate net assets of those Funds between $10.0 billion and $20.0 billion; plus 0.38% per annum of the aggregate net assets of those Funds in excess of $20.0 billion.

Pursuant to the Investment Advisory Agreement between BFA and the Trust (entered into on behalf of each Fund), BFA is responsible for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest expense and taxes, brokerage expenses and other expenses connected with the execution of portfolio securities transactions, distribution fees and extraordinary expenses. For its investment management services to each Fund, BFA is paid a management fee at the annual rates (as a percentage of such Fund’s average net assets) set forth below.

Prior to December 1, 2009, Barclays Global Fund Advisors, a majority-owned subsidiary of Barclays Bank PLC, acted as the Funds’ investment adviser and was compensated according to the same management fee rates.

The following table sets forth the management fees paid by each Fund to Barclays Global Fund Advisors for the fiscal years noted:

Fund	Management Fee	Fund Inception Date
iShares Cohen & Steers Realty Majors Index Fund	0.35%	01/29/01
iShares Dow Jones International Select Dividend Index Fund	0.50%	06/11/07
iShares Dow Jones Select Dividend Index Fund	0.40%	11/03/03
iShares Dow Jones Transportation Average Index Fund	0.47%	10/06/03
iShares Dow Jones U.S. Index Fund	0.20%	06/12/00
iShares Dow Jones U.S. Aerospace & Defense Index Fund	0.47%	05/1/06
iShares Dow Jones U.S. Basic Materials Sector Index Fund	0.47%	06/12/00
iShares Dow Jones U.S. Broker-Dealers Index Fund	0.47%	05/1/06
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	0.48%	06/12/00
iShares Dow Jones U.S. Consumer Services Sector Index Fund	0.48%	06/12/00
iShares Dow Jones U.S. Energy Sector Index Fund	0.47%	06/12/00
iShares Dow Jones U.S. Financial Sector Index Fund	0.48%	05/22/00
iShares Dow Jones U.S. Financial Services Index Fund	0.48%	06/12/00
iShares Dow Jones U.S. Healthcare Providers Index Fund	0.48%	05/1/06

Fund	Management Fees Paid for Fiscal Year Ended April 30, 2009	Management Fees Paid for Fiscal Year Ended April 30, 2008	Management Fees Paid for Fiscal Year Ended April 30, 2007
iShares Cohen & Steers Realty Majors Index Fund	$6,219,810	$7,945,270	$9,164,320
iShares Dow Jones International Select Dividend Index Fund	247,256	193,208	N/A
iShares Dow Jones Select Dividend Index Fund	16,693,727	29,641,917	28,752,206
iShares Dow Jones Transportation Average Index Fund	2,292,441	1,817,754	1,830,941
iShares Dow Jones U.S. Index Fund	1,013,943	1,275,654	1,082,304
iShares Dow Jones U.S. Aerospace & Defense Index Fund	1,021,112	1,702,017	446,354
iShares Dow Jones U.S. Basic Materials Sector Index Fund	2,348,098	3,306,300	2,387,487
iShares Dow Jones U.S. Broker-Dealers Index Fund	763,817	1,110,264	455,247
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	1,603,003	1,678,346	1,636,466
iShares Dow Jones U.S. Consumer Services Sector Index Fund	764,964	1,159,333	1,331,680
iShares Dow Jones U.S. Energy Sector Index Fund	3,873,153	5,375,930	4,238,218
iShares Dow Jones U.S. Financial Sector Index Fund	2,846,733	2,385,114	2,296,093
iShares Dow Jones U.S. Financial Services Index Fund	1,345,549	1,215,725	1,590,670
iShares Dow Jones U.S. Healthcare Providers Index Fund	473,058	761,627	401,029

Fund	Management Fee	Fund Inception Date
iShares Dow Jones U.S. Healthcare Sector Index Fund	0.48%	06/12/00
iShares Dow Jones U.S. Home Construction Index Fund	0.47%	05/1/06
iShares Dow Jones U.S. Industrial Sector Index Fund	0.48%	06/12/00
iShares Dow Jones U.S. Insurance Index Fund	0.48%	05/1/06
iShares Dow Jones U.S. Medical Devices Index Fund	0.48%	05/1/06
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	0.47%	05/1/06
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	0.48%	05/1/06
iShares Dow Jones U.S. Pharmaceuticals Index Fund	0.48%	05/1/06
iShares Dow Jones U.S. Real Estate Index Fund	0.48%	06/12/00
iShares Dow Jones U.S. Regional Banks Index Fund	0.48%	05/1/06
iShares Dow Jones U.S. Technology Sector Index Fund	0.48%	05/15/00
iShares Dow Jones U.S. Telecommunications Sector Index Fund	0.48%	05/22/00
iShares Dow Jones U.S. Utilities Sector Index Fund	0.48%	06/12/00
iShares FTSE NAREIT Industrial/Office Capped Index Fund	0.48%	05/01/07
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	0.48%	05/01/07
iShares FTSE NAREIT Real Estate 50 Index Fund	0.48%	05/01/07
iShares FTSE NAREIT Residential Plus Capped Index Fund	0.48%	05/01/07
iShares FTSE NAREIT Retail Capped Index Fund	0.48%	05/01/07
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	0.48%	11/12/07
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	0.48%	11/12/07
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	0.48%	11/12/07
iShares FTSE EPRA/NAREIT North America Index Fund	0.48%	11/12/07
iShares FTSE KLD 400 Social Index Fund	0.50%	11/14/06

Fund	Management Fee	Fund Inception Date
iShares FTSE KLD Select Social Index Fund	0.50%	01/24/05
iShares Morningstar Large Core Index Fund	0.20%	06/28/04
iShares Morningstar Large Growth Index Fund	0.25%	06/28/04
iShares Morningstar Large Value Index Fund	0.25%	06/28/04
iShares Morningstar Mid Core Index Fund	0.25%	06/28/04
iShares Morningstar Mid Growth Index Fund	0.30%	06/28/04
iShares Morningstar Mid Value Index Fund	0.30%	06/28/04
iShares Morningstar Small Core Index Fund	0.25%	06/28/04

Fund	Management Fees Paid for Fiscal Year Ended April 30, 2009	Management Fees Paid for Fiscal Year Ended April 30, 2008	Management Fees Paid for Fiscal Year Ended April 30, 2007
iShares Dow Jones U.S. Healthcare Sector Index Fund	$4,010,535	$5,052,804	$5,911,911
iShares Dow Jones U.S. Home Construction Index Fund	1,186,303	881,305	290,734
iShares Dow Jones U.S. Industrial Sector Index Fund	1,430,363	1,701,690	1,429,838
iShares Dow Jones U.S. Insurance Index Fund	163,380	178,998	100,775
iShares Dow Jones U.S. Medical Devices Index Fund	1,495,654	1,112,725	259,833
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	1,138,708	1,162,361	309,440
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	1,174,434	727,651	210,569
iShares Dow Jones U.S. Pharmaceuticals Index Fund	483,850	369,620	248,756
iShares Dow Jones U.S. Real Estate Index Fund	8,221,233	8,043,386	7,785,351
iShares Dow Jones U.S. Regional Banks Index Fund	708,568	368,884	125,305
iShares Dow Jones U.S. Technology Sector Index Fund	4,102,862	4,657,712	3,095,212
iShares Dow Jones U.S. Telecommunications Sector Index Fund	2,316,707	4,301,377	3,990,212
iShares Dow Jones U.S. Utilities Sector Index Fund	2,887,047	3,986,113	3,667,925
iShares FTSE NAREIT Industrial/Office Capped Index Fund	22,779	58,450	N/A
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	137,573	80,402	N/A
iShares FTSE NAREIT Real Estate 50 Index Fund	69,261	95,121	N/A
iShares FTSE NAREIT Residential Plus Capped Index Fund	47,259	53,598	N/A
iShares FTSE NAREIT Retail Capped Index Fund	15,612	52,962	N/A
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	58,080	13,384	N/A
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	14,813	10,818	N/A
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	595,151	28,881	N/A

Fund	Management Fees Paid for Fiscal Year Ended April 30, 2009	Management Fees Paid for Fiscal Year Ended April 30, 2008	Management Fees Paid for Fiscal Year Ended April 30, 2007
iShares FTSE EPRA/NAREIT North America Index Fund	$15,708	$9,285	N/A
iShares FTSE KLD 400 Social Index Fund	294,083	193,818	$60,078
iShares FTSE KLD Select Social Index Fund	520,298	564,514	432,012
iShares Morningstar Large Core Index Fund	367,787	339,528	239,422
iShares Morningstar Large Growth Index Fund	995,838	1,036,846	579,056
iShares Morningstar Large Value Index Fund	493,596	870,611	841,324
iShares Morningstar Mid Core Index Fund	236,787	364,611	289,953
iShares Morningstar Mid Growth Index Fund	953,132	1,091,422	578,622
iShares Morningstar Mid Value Index Fund	269,727	468,278	389,094
iShares Morningstar Small Core Index Fund	224,089	324,966	297,373

Fund	Management Fee	Fund Inception Date
iShares Morningstar Small Growth Index Fund	0.30%	06/28/04
iShares Morningstar Small Value Index Fund	0.30%	06/28/04

Fund	Management Fees Paid for Fiscal Year Ended April 30, 2009	Management Fees Paid for Fiscal Year Ended April 30, 2008	Management Fees Paid for Fiscal Year Ended April 30, 2007
iShares Morningstar Small Growth Index Fund	$193,019	$224,448	$178,480
iShares Morningstar Small Value Index Fund	235,870	330,245	303,659

The Investment Advisory Agreement with respect to each Fund continues in effect for two years from its effective date, and thereafter is subject to annual approval by (i) the Board or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the applicable Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the applicable Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement with respect to each Fund is terminable without penalty, on 60 days notice, by the Board or by a vote of the holders of a majority of the applicable Fund’s outstanding voting securities (as defined in the 1940 Act). The Investment Advisory Agreement is also terminable upon 60 days notice by BFA and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Current interpretations of U.S. federal banking laws and regulations (i) may prohibit BlackRock, Inc., BTC and BFA from controlling or underwriting the shares of the Funds, but (ii) do not prohibit BlackRock, Inc. or BFA generally from acting as an investment adviser, administrator, transfer agent or custodian to the Funds or from purchasing shares as agent for and upon the order of a customer.

BFA believes that it may perform advisory and related services for the Trust without violating applicable banking laws or regulations. However, the legal requirements and interpretations about the permissible activities of banks and their affiliates may change in the future. These changes could prevent BFA from continuing to perform services for the Trust. If this happens, the Board would consider selecting other qualified firms. Any new investment advisory agreement would be subject to shareholder approval.

If current restrictions on bank activities with mutual funds were relaxed, BFA, or its affiliates, would consider performing additional services for the Trust. BFA cannot predict whether these changes will be enacted, or the terms under which BFA, or its affiliates, might offer to provide additional services.

BFA and/or BTC may pay certain broker-dealers and intermediaries for participating in activities that are designed to make registered representatives and other professionals more knowledgeable about exchange traded products, including the Funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems. BFA and/or BTC may also pay broker-dealers or intermediaries for certain printing, publishing and mailing costs associated with the Funds or materials relating to exchange traded products in general. Payments to a broker-dealer or intermediary may create potential conflicts of interest between the broker-dealer or intermediary and its clients. These amounts, which may be significant, are paid by BFA and/or BTC from their own resources and not from the assets of the Funds.

Portfolio Managers. The individuals named as Portfolio Managers in the Funds’ Prospectuses were also primarily responsible for the day-to-day management of other iShares funds and certain other types of portfolios and/or accounts as indicated in the tables below as of April 30, 2009:

DIANE HSIUNG

Types of Accounts	Number	Total Assets
Registered Investment Companies	158	$201,152,000,000
Other Pooled Investment Vehicles	0	$0
Other Accounts	3	$283,000
Accounts with Incentive-Based Fee Arrangements	N/A	N/A

GREG SAVAGE

Types of Accounts	Number	Total Assets
Registered Investment Companies	158	$201,152,000,000
Other Pooled Investment Vehicles	0	$0
Other Accounts	5	$276,000
Accounts with Incentive-Based Fee Arrangements	N/A	N/A

Each of the portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day management seeks to track the rate of return, risk profile and other characteristics of independent third-party indexes by either replicating the same combination of securities that constitute those indexes or through a representative sampling of the securities that constitute those indexes based on objective criteria and data. Pursuant to BTC and BFA policy, investment opportunities are allocated equitably among the Funds and other portfolios and accounts. For example, under certain circumstances, an investment opportunity may be restricted due to limited supply on the market, legal constraints or other factors, in which event the investment opportunity will be allocated equitably among those portfolios and accounts, including the Funds seeking such investment opportunity. As a consequence, from time to time the Funds may receive a smaller allocation of an investment opportunity than they would have if the Portfolio Managers and BFA and its affiliates did not manage other portfolios or accounts.

Like the Funds, the other portfolios or accounts for which the Portfolio Managers are primarily responsible for the day-to-day portfolio management generally pay an asset-based fee to BFA or BTC, as applicable, for its advisory services. One or more of those other portfolios or accounts, however, may pay BTC an incentive-based fee in lieu of, or in addition to, an asset-based fee for its advisory services. A portfolio or account with an incentive-based fee would pay BTC a portion of that portfolio’s or account’s gains, or would pay BTC more for its services than would otherwise be the case if BTC meets or exceeds specified performance targets. By their very nature, incentive-based fee arrangements could present an incentive for BTC to devote greater resources, and allocate more investment opportunities, to the portfolios or accounts that have those fee arrangements, relative to other portfolios or accounts, in order to earn larger fees. Although BTC has an obligation to allocate resources and opportunities equitably among portfolios and accounts and intends to do so, shareholders of the Funds should be aware that, as with any group of portfolios and accounts managed by an investment adviser and/or its affiliates pursuant to varying fee arrangements, including incentive-based fee arrangements, there is the potential for a conflict of interest that may result in the Portfolio Managers’ favoring those portfolios or accounts with incentive-based fee arrangements.

The table below shows, for each Portfolio Manager, the number of portfolios or accounts of the types set forth in the above table and the aggregate of total assets in those portfolios or accounts with respect to which the investment management fees are based on the performance of those portfolios or accounts as of April 30, 2009:

DIANE HSIUNG

Types of Accounts	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

GREG SAVAGE

Types of Accounts	Number of Other Accounts with Performance Fees Managed	Aggregate of Total Assets
Registered Investment Companies	N/A	N/A
Other Pooled Investment Vehicles	N/A	N/A
Other Accounts	N/A	N/A

The discussion below describes the Portfolio Manager’s compensation as of April 30, 2009, at which time BGFA acted as the Funds’ investment adviser. The compensation for the Portfolio Managers may change as a result of the acquisition by BlackRock, Inc.

With respect to all iShares funds and other portfolios and/or accounts managed by the Portfolio Managers, on behalf of BGFA, the Portfolio Managers received a salary and were eligible to receive an annual bonus. Each Portfolio Manager’s salary was a fixed amount generally determined annually based on a number of factors, including, but not limited to, the Portfolio Manager’s title, scope of responsibilities, experience and knowledge. Each Portfolio Manager’s bonus was a discretionary amount determined annually based on the overall profitability of the various BGI companies worldwide, the performance of the Portfolio Manager’s business unit, and an assessment of the Portfolio Manager’s individual performance.

Each Portfolio Manager’s salary and annual bonus were paid in cash. BGFA also operated a mandatory bonus deferral plan for employees whose bonuses exceeded certain thresholds which generally became payable three years after grant. One half of the mandatory deferral award was “notionally invested” in funds managed by BGI, and the other half was provisionally allocated to shares in Barclays PLC (the ultimate parent company of BGFA). Thus, the value of the final award may have been increased or decreased over the three-year period. In addition, a Portfolio Manager may have been paid a signing bonus or other amounts in connection with initiation of employment with BGFA. If a Portfolio Manager satisfied the requirements for being part of a “select group of management or highly compensated employees (within the meaning of ERISA Section 401(a))” as so specified under the terms of BGI’s Compensation Deferral Plan, the Portfolio Manager may have elected to defer a portion of his or her bonus under that Plan.

If a Portfolio Manager was part of a select group of management or highly compensated employees and was designated by the plan administrators (in their discretion) to be eligible for participation in BGI’s Voluntary Levered Alpha Participation Plan (“VLAPP”), the Portfolio Manager may have elected to defer a portion of his or her bonus under VLAPP. Under this plan, the Portfolio Manager would have received an award corresponding to the deferred bonus portion if he or she voluntarily elected in advance to defer. VLAPP awards generally vested after three years. The award would have been “notionally invested” in a fund(s) managed by BGI over the three-year period, and the return on that notional investment would have determined the final award amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by a factor of two (2) for the sole purpose of determining the return on the award’s notional investment.

Portfolio Managers may have been selected, on a fully discretionary basis, for awards under BGI’s Levered Alpha Participation Plan (“LAPP”). Under LAPP, these awards were determined annually, and generally vested in three equal installments over three years. Each vested installment was paid out upon vesting. At the option of the plan administrators, the award may have been “notionally invested” in a fund(s) managed by BGI. If notionally invested, the return on that notional investment during the relevant vesting period would have determined the award payout amount. If the referenced fund’s return exceeded its benchmark, the excess return was multiplied by the factor specified by the plan administrators at the time of the award grant for the sole purpose of determining the return on the award’s notional investment.

Prior to December 31, 2007, portfolio managers were eligible for selection, on a fully discretionary basis, for awards under BGI’s Compensation Enhancement Plan (“CEP”). Under the CEP, these awards were determined annually, and were generally scheduled to vest after two years. At the option of the CEP administrators, the award may be “notionally invested” in funds managed at that time by BGI, which meant that the final award amount could be increased or decreased according to the performance of the BGI-managed funds over the two-year period. If the award was not notionally invested, the original award amount will be paid once vested.

A Portfolio Manager may have been granted options to purchase shares in Barclays Global Investors UK Holdings Limited (“BGI UK Holdings”), a company organized under the laws of England and Wales that directly or indirectly owned all of the BGI companies worldwide, which options vest in three equal installments over three years and were generally exercisable during prescribed exercise windows. Shares purchased must generally have been held 355 days prior to sale. For such purposes, the value of BGI UK Holdings was based on its fair value as determined by an independent public accounting firm.

As of April 30, 2009, the Portfolio Managers beneficially owned shares of the Funds in the amounts reflected in the following tables:

DIANE HSIUNG

Dollar Range
Fund	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
iShares Cohen & Steers Realty Majors Index Fund	X
iShares Dow Jones International Select Dividend Index Fund	X
iShares Dow Jones Select Dividend Index Fund	X
iShares Dow Jones Transportation Average Index Fund	X

Dollar Range
Fund	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
iShares Dow Jones U.S. Index Fund	X
iShares Dow Jones U.S. Aerospace & Defense Index Fund	X
iShares Dow Jones U.S. Basic Materials Sector Index Fund	X
iShares Dow Jones U.S. Broker-Dealers Index Fund	X
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	X
iShares Dow Jones U.S. Consumer Services Sector Index Fund	X
iShares Dow Jones U.S. Energy Sector Index Fund	X
iShares Dow Jones U.S. Financial Sector Index Fund	X
iShares Dow Jones U.S. Financial Services Index Fund	X
iShares Dow Jones U.S. Healthcare Providers Index Fund	X
iShares Dow Jones U.S. Healthcare Sector Index Fund	X
iShares Dow Jones U.S. Home Construction Index Fund	X
iShares Dow Jones U.S. Industrial Sector Index Fund	X
iShares Dow Jones U.S. Insurance Index Fund	X
iShares Dow Jones U.S. Medical Devices Index Fund	X
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	X
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	X
iShares Dow Jones U.S. Pharmaceuticals Index Fund	X
iShares Dow Jones U.S. Real Estate Index Fund	X
iShares Dow Jones U.S. Regional Banks Index Fund	X
iShares Dow Jones U.S. Technology Sector Index Fund	X
iShares Dow Jones U.S. Telecommunications Sector Index Fund	X
iShares Dow Jones U.S. Utilities Sector Index Fund	X
iShares FTSE NAREIT Industrial/Office Capped Index Fund	X
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	X
iShares FTSE NAREIT Real Estate 50 Index Fund	X
iShares FTSE NAREIT Residential Plus Capped Index Fund	X
iShares FTSE NAREIT Retail Capped Index Fund	X
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	X
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	X
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	X
iShares FTSE EPRA/NAREIT North America Index Fund	X
iShares FTSE KLD 400 Social Index Fund	X
iShares FTSE KLD Select Social Index Fund	X
iShares Morningstar Large Core Index Fund	X
iShares Morningstar Large Growth Index Fund	X
iShares Morningstar Large Value Index Fund	X
iShares Morningstar Mid Core Index Fund	X
iShares Morningstar Mid Growth Index Fund	X
iShares Morningstar Mid Value Index Fund	X
iShares Morningstar Small Core Index Fund	X
iShares Morningstar Small Growth Index Fund	X
iShares Morningstar Small Value Index Fund	X

GREG SAVAGE

Dollar Range
Fund	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
iShares Cohen & Steers Realty Majors Index Fund	X
iShares Dow Jones International Select Dividend Index Fund	X
iShares Dow Jones Select Dividend Index Fund	X

Dollar Range
Fund	None	$1 to $10K	$10,001 to $50K	$50,001 to $100K	$100,001 to $500K	$500,001 to $1M	Over $1M
iShares Dow Jones Transportation Average Index Fund	X
iShares Dow Jones U.S. Index Fund	X
iShares Dow Jones U.S. Aerospace & Defense Index Fund	X
iShares Dow Jones U.S. Basic Materials Sector Index Fund	X
iShares Dow Jones U.S. Broker-Dealers Index Fund	X
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	X
iShares Dow Jones U.S. Consumer Services Sector Index Fund	X
iShares Dow Jones U.S. Energy Sector Index Fund	X
iShares Dow Jones U.S. Financial Sector Index Fund	X
iShares Dow Jones U.S. Financial Services Index Fund	X
iShares Dow Jones U.S. Healthcare Providers Index Fund	X
iShares Dow Jones U.S. Healthcare Sector Index Fund	X
iShares Dow Jones U.S. Home Construction Index Fund	X
iShares Dow Jones U.S. Industrial Sector Index Fund	X
iShares Dow Jones U.S. Insurance Index Fund	X
iShares Dow Jones U.S. Medical Devices Index Fund	X
iShares Dow Jones U.S. Oil Equipment & Services Index Fund		X
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	X
iShares Dow Jones U.S. Pharmaceuticals Index Fund	X
iShares Dow Jones U.S. Real Estate Index Fund	X
iShares Dow Jones U.S. Regional Banks Index Fund	X
iShares Dow Jones U.S. Technology Sector Index Fund	X
iShares Dow Jones U.S. Telecommunications Sector Index Fund	X
iShares Dow Jones U.S. Utilities Sector Index Fund	X
iShares FTSE NAREIT Industrial/Office Capped Index Fund	X
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	X
iShares FTSE NAREIT Real Estate 50 Index Fund	X
iShares FTSE NAREIT Residential Plus Capped Index Fund	X
iShares FTSE NAREIT Retail Capped Index Fund	X
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	X
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	X
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	X
iShares FTSE EPRA/NAREIT North America Index Fund	X
iShares FTSE KLD 400 Social Index Fund	X
iShares FTSE KLD Select Social Index Fund	X
iShares Morningstar Large Core Index Fund	X
iShares Morningstar Large Growth Index Fund	X
iShares Morningstar Large Value Index Fund	X
iShares Morningstar Mid Core Index Fund	X
iShares Morningstar Mid Growth Index Fund	X
iShares Morningstar Mid Value Index Fund	X
iShares Morningstar Small Core Index Fund	X
iShares Morningstar Small Growth Index Fund	X
iShares Morningstar Small Value Index Fund	X

Anti-Money Laundering Requirements. The Funds are subject to the USA PATRIOT Act (the “Patriot Act”). The Patriot Act is intended to prevent the use of the U.S. financial system in furtherance of money laundering, terrorism or other illicit activities. Pursuant to requirements under the Patriot Act, a Fund may request information from Authorized Participants to enable it to form a reasonable belief that it knows the true identity of its Authorized Participants. This information will be used to verify the identity of Authorized Participants or, in some cases, the status of financial professionals; it will be used only for compliance with the requirements of the Patriot Act. The Funds reserve the right to reject purchase orders from persons who have not submitted information sufficient to allow the Fund to verify their identity. Each Fund also reserves the right to redeem any amounts in a Fund from persons whose identity it is unable to verify on a timely basis. It is the Funds’ policy to cooperate fully with appropriate regulators in any investigations conducted with respect to potential money laundering, terrorism or other illicit activities.

Codes of Ethics. The Trust, BFA and the Distributor have adopted Codes of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Codes of Ethics permit personnel subject to the Codes of Ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by the Funds. The Codes of Ethics are on public file with, and are available from, the SEC.

Administrator, Custodian and Transfer Agent. State Street Bank and Trust Company (“State Street”) serves as administrator, custodian and transfer agent for the Funds. State Street’s principal address is 200 Clarendon Street, Boston, MA 02116. Pursuant to an Administration Agreement with the Trust, State Street provides necessary administrative, legal, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, State Street makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to a Custodian Agreement with the Trust, State Street maintains in separate accounts cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. State Street is required, upon the order of the Trust, to deliver securities held by State Street and to make payments for securities purchased by the Trust for each Fund. Also, pursuant to a Delegation Agreement with the Trust, State Street is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Trust, State Street acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, State Street receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BFA from its management fee.

The following table sets forth the administration, transfer agency and custodian expenses of each Fund for the fiscal years noted:

Fund	Fund Inception Date
iShares Cohen & Steers Realty Majors Index Fund	01/29/01
iShares Dow Jones International Select Dividend Index Fund	06/11/07
iShares Dow Jones Select Dividend Index Fund	11/03/03
iShares Dow Jones Transportation Average Index Fund	10/06/03
iShares Dow Jones U.S. Index Fund	06/12/00
iShares Dow Jones U.S. Aerospace & Defense Index Fund	05/01/06
iShares Dow Jones U.S. Basic Materials Sector Index Fund	06/12/00
iShares Dow Jones U.S. Broker-Dealers Index Fund	05/01/06
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	06/12/00
iShares Dow Jones U.S. Consumer Services Sector Index Fund	06/12/00
iShares Dow Jones U.S. Energy Sector Index Fund	06/12/00
iShares Dow Jones U.S. Financial Sector Index Fund	05/22/00
iShares Dow Jones U.S. Financial Services Index Fund	06/12/00
iShares Dow Jones U.S. Healthcare Providers Index Fund	05/01/06

Fund	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2009	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2008	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2007
iShares Cohen & Steers Realty Majors Index Fund	$96,670	$115,604	$166,836
iShares Dow Jones International Select Dividend Index Fund	24,253	24,153	N/A
iShares Dow Jones Select Dividend Index Fund	225,318	374,667	455,510
iShares Dow Jones Transportation Average Index Fund	26,505	20,459	25,250
iShares Dow Jones U.S. Index Fund	41,966	42,863	42,256
iShares Dow Jones U.S. Aerospace & Defense Index Fund	13,106	20,488	8,004
iShares Dow Jones U.S. Basic Materials Sector Index Fund	30,580	37,796	35,452
iShares Dow Jones U.S. Broker-Dealers Index Fund	11,466	15,133	8,754
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	$23,102	$21,171	$25,169
iShares Dow Jones U.S. Consumer Services Sector Index Fund	12,935	17,023	22,381
iShares Dow Jones U.S. Energy Sector Index Fund	44,781	57,008	56,777
iShares Dow Jones U.S. Financial Sector Index Fund	41,583	32,369	37,744
iShares Dow Jones U.S. Financial Services Index Fund	20,363	19,931	25,720
iShares Dow Jones U.S. Healthcare Providers Index Fund	6,982	10,430	8,221

Fund	Fund Inception Date
iShares Dow Jones U.S. Healthcare Sector Index Fund	06/12/00
iShares Dow Jones U.S. Home Construction Index Fund	05/01/06
iShares Dow Jones U.S. Industrial Sector Index Fund	06/12/00
iShares Dow Jones U.S. Insurance Index Fund	05/01/06
iShares Dow Jones U.S. Medical Devices Index Fund	05/01/06
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	05/01/06
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	05/01/06
iShares Dow Jones U.S. Pharmaceuticals Index Fund	05/01/06
iShares Dow Jones U.S. Real Estate Index Fund	06/12/00
iShares Dow Jones U.S. Regional Banks Index Fund	05/01/06
iShares Dow Jones U.S. Technology Sector Index Fund	05/15/00
iShares Dow Jones U.S. Telecommunications Sector Index Fund	05/22/00
iShares Dow Jones U.S. Utilities Sector Index Fund	06/12/00
iShares FTSE NAREIT Industrial/Office Capped Index Fund	05/01/07
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	05/01/07
iShares FTSE NAREIT Real Estate 50 Index Fund	05/01/07
iShares FTSE NAREIT Residential Plus Capped Index Fund	05/01/07
iShares FTSE NAREIT Retail Capped Index Fund	05/01/07
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	11/12/07
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	11/12/07
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	11/12/07
iShares FTSE EPRA/NAREIT North America Index Fund	11/12/07
iShares FTSE KLD 400 Social Index Fund	11/14/06
iShares FTSE KLD Select Social Index Fund	01/24/05
iShares Morningstar Large Core Index Fund	06/28/04
iShares Morningstar Large Growth Index Fund	06/28/04
iShares Morningstar Large Value Index Fund	06/28/04
iShares Morningstar Mid Core Index Fund	06/28/04
iShares Morningstar Mid Growth Index Fund	06/28/04
iShares Morningstar Mid Value Index Fund	06/28/04

Fund	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2009	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2008	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2007
iShares Dow Jones U.S. Healthcare Sector Index Fund	$49,569	$56,933	$79,160
iShares Dow Jones U.S. Home Construction Index Fund	14,453	11,142	5,192
iShares Dow Jones U.S. Industrial Sector Index Fund	20,716	21,443	23,788
iShares Dow Jones U.S. Insurance Index Fund	5,777	4,728	3,491
iShares Dow Jones U.S. Medical Devices Index Fund	19,106	14,574	6,605
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	17,076	14,574	7,154
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	16,943	9,779	5,908
iShares Dow Jones U.S. Pharmaceuticals Index Fund	8,102	6,743	6,131
iShares Dow Jones U.S. Real Estate Index Fund	115,555	88,527	91,319
iShares Dow Jones U.S. Regional Banks Index Fund	13,548	10,540	7,044
iShares Dow Jones U.S. Technology Sector Index Fund	47,240	52,142	44,108
iShares Dow Jones U.S. Telecommunications Sector Index Fund	28,240	47,562	56,181
iShares Dow Jones U.S. Utilities Sector Index Fund	36,917	46,561	52,508
iShares FTSE NAREIT Industrial/Office Capped Index Fund	1,858	2,141	N/A
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	3,721	3,049	N/A
iShares FTSE NAREIT Real Estate 50 Index Fund	4,664	4,122	N/A
iShares FTSE NAREIT Residential Plus Capped Index Fund	2,106	1,727	N/A
iShares FTSE NAREIT Retail Capped Index Fund	1,715	1,593	N/A
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	7,014	1,679	N/A
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	8,114	1,802	N/A
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	25,402	3,639	N/A
iShares FTSE EPRA/NAREIT North America Index Fund	3,658	1,167	N/A
iShares FTSE KLD 400 Social Index Fund	11,314	6,519	2,428
iShares FTSE KLD Select Social Index Fund	11,200	11,722	11,740
iShares Morningstar Large Core Index Fund	14,911	13,400	11,945
iShares Morningstar Large Growth Index Fund	24,875	24,904	18,662
iShares Morningstar Large Value Index Fund	15,243	22,933	26,991
iShares Morningstar Mid Core Index Fund	14,075	20,061	17,984
iShares Morningstar Mid Growth Index Fund	24,484	33,938	23,823
iShares Morningstar Mid Value Index Fund	15,429	18,269	19,764

Fund	Fund Inception Date
iShares Morningstar Small Core Index Fund	06/28/04
iShares Morningstar Small Growth Index Fund	06/28/04
iShares Morningstar Small Value Index Fund	06/28/04

Fund	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2009	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2008	Custody, Administration, Transfer Agency Expenses Paid During Fiscal Year Ended April 30, 2007
iShares Morningstar Small Core Index Fund	$16,461	$20,830	$21,266
iShares Morningstar Small Growth Index Fund	14,022	15,041	13,289
iShares Morningstar Small Value Index Fund	15,965	23,136	17,802

Distributor. The Distributor’s principal address is One Freedom Valley Drive, Oaks, PA 19456. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes shares of each Fund. The Distribution Agreement will continue for two years from its effective date and is renewable annually. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Units, as described in the applicable Prospectus and below in the CREATION AND REDEMPTION OF CREATION UNITS section of this SAI. Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, the SAI to persons purchasing Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority (“FINRA”).

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Fund shares. Such Soliciting Dealers may also be Authorized Participants (as defined below), Depository Trust Company (“DTC”) participants (as defined below) and/or investor services organizations.

BFA or BTC may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.

The following table sets forth the compensation paid by BGFA to the Distributor for certain services, not primarily intended to result in the sale of Fund shares, provided to each Fund during the fiscal years noted:

Fund	Fund Inception Date	Compensation Paid During Fiscal Year Ended April 30, 2009
iShares Cohen & Steers Realty Majors Index Fund	01/29/01	$13,295
iShares Dow Jones International Select Dividend Index Fund	06/11/07	13,295
iShares Dow Jones Select Dividend Index Fund	11/03/03	13,295
iShares Dow Jones Transportation Average Index Fund	10/06/03	13,295
iShares Dow Jones U.S. Index Fund	06/12/00	13,295
iShares Dow Jones U.S. Aerospace & Defense Index Fund	05/01/06	13,295
iShares Dow Jones U.S. Basic Materials Sector Index Fund	06/12/00	13,295
iShares Dow Jones U.S. Broker-Dealers Index Fund	05/01/06	13,295
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	06/12/00	13,295

Fund	Compensation Paid During Fiscal Year Ended April 30, 2008	Compensation Paid During Fiscal Year Ended April 30, 2007
iShares Cohen & Steers Realty Majors Index Fund	$33,790	$44,690
iShares Dow Jones International Select Dividend Index Fund	28,160	N/A
iShares Dow Jones Select Dividend Index Fund	33,790	44,690
iShares Dow Jones Transportation Average Index Fund	33,790	44,690
iShares Dow Jones U.S. Index Fund	33,790	44,690
iShares Dow Jones U.S. Aerospace & Defense Index Fund	33,790	44,690
iShares Dow Jones U.S. Basic Materials Sector Index Fund	33,790	44,690
iShares Dow Jones U.S. Broker-Dealers Index Fund	33,790	44,690
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	33,790	44,690

Fund	Fund Inception Date	Compensation Paid During Fiscal Year Ended April 30, 2009
iShares Dow Jones U.S. Consumer Services Sector Index Fund	06/12/00	$13,295
iShares Dow Jones U.S. Energy Sector Index Fund	06/12/00	13,295
iShares Dow Jones U.S. Financial Sector Index Fund	05/22/00	13,295
iShares Dow Jones U.S. Financial Services Index Fund	06/12/00	13,295
iShares Dow Jones U.S. Healthcare Providers Index Fund	05/01/06	13,295
iShares Dow Jones U.S. Healthcare Sector Index Fund	06/12/00	13,295
iShares Dow Jones U.S. Home Construction Index Fund	05/01/06	13,295
iShares Dow Jones U.S. Industrial Sector Index Fund	06/12/00	13,295
iShares Dow Jones U.S. Insurance Index Fund	05/01/06	13,295
iShares Dow Jones U.S. Medical Devices Index Fund	05/01/06	13,295
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	05/01/06	13,295
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	05/01/06	13,295
iShares Dow Jones U.S. Pharmaceuticals Index Fund	05/01/06	13,295
iShares Dow Jones U.S. Real Estate Index Fund	06/12/00	13,295
iShares Dow Jones U.S. Regional Banks Index Fund	05/01/06	13,295
iShares Dow Jones U.S. Technology Sector Index Fund	05/15/00	13,295
iShares Dow Jones U.S. Telecommunications Sector Index Fund	05/22/00	13,295
iShares Dow Jones U.S. Utilities Sector Index Fund	06/12/00	13,295
iShares FTSE NAREIT Industrial/Office Capped Index Fund	05/01/07	13,295
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	05/01/07	13,295
iShares FTSE NAREIT Real Estate 50 Index Fund	05/01/07	13,295
iShares FTSE NAREIT Residential Plus Capped Index Fund	05/01/07	13,295
iShares FTSE NAREIT Retail Capped Index Fund	05/01/07	13,295
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	11/12/07	13,295
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	11/12/07	13,295
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	11/12/07	13,295
iShares FTSE EPRA/NAREIT North America Index Fund	11/12/07	13,295

Fund	Compensation Paid During Fiscal Year Ended April 30, 2008	Compensation Paid During Fiscal Year Ended April 30, 2007
iShares Dow Jones U.S. Consumer Services Sector Index Fund	$33,790	$44,690
iShares Dow Jones U.S. Energy Sector Index Fund	33,790	44,690
iShares Dow Jones U.S. Financial Sector Index Fund	33,790	44,690
iShares Dow Jones U.S. Financial Services Index Fund	33,790	44,690
iShares Dow Jones U.S. Healthcare Providers Index Fund	33,790	44,690
iShares Dow Jones U.S. Healthcare Sector Index Fund	33,790	44,690
iShares Dow Jones U.S. Home Construction Index Fund	33,790	44,690
iShares Dow Jones U.S. Industrial Sector Index Fund	33,790	44,690
iShares Dow Jones U.S. Insurance Index Fund	33,790	44,690
iShares Dow Jones U.S. Medical Devices Index Fund	33,790	44,690
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	33,790	44,690
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	33,790	44,690
iShares Dow Jones U.S. Pharmaceuticals Index Fund	33,790	44,690
iShares Dow Jones U.S. Real Estate Index Fund	33,790	44,690
iShares Dow Jones U.S. Regional Banks Index Fund	33,790	44,690
iShares Dow Jones U.S. Technology Sector Index Fund	33,790	44,690
iShares Dow Jones U.S. Telecommunications Sector Index Fund	33,790	44,690

Fund	Compensation Paid During Fiscal Year Ended April 30, 2008	Compensation Paid During Fiscal Year Ended April 30, 2007
iShares Dow Jones U.S. Utilities Sector Index Fund	$33,790	$44,690
iShares FTSE NAREIT Industrial/Office Capped Index Fund	33,790	N/A
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	33,790	N/A
iShares FTSE NAREIT Real Estate 50 Index Fund	33,790	N/A
iShares FTSE NAREIT Residential Plus Capped Index Fund	33,790	N/A
iShares FTSE NAREIT Retail Capped Index Fund	33,790	N/A
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	14,235	N/A
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	14,235	N/A
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	14,235	N/A
iShares FTSE EPRA/NAREIT North America Index Fund	20,067	N/A

Fund	Fund Inception Date	Compensation Paid During Fiscal Year Ended April 30, 2009
iShares FTSE KLD 400 Social Index Fund	11/14/06	$13,295
iShares FTSE KLD Select Social Index Fund	01/24/05	13,295
iShares Morningstar Large Core Index Fund	06/28/04	13,295
iShares Morningstar Large Growth Index Fund	06/28/04	13,295
iShares Morningstar Large Value Index Fund	06/28/04	13,295
iShares Morningstar Mid Core Index Fund	06/28/04	13,295
iShares Morningstar Mid Growth Index Fund	06/28/04	13,295
iShares Morningstar Mid Value Index Fund	06/28/04	13,295
iShares Morningstar Small Core Index Fund	06/28/04	13,295
iShares Morningstar Small Growth Index Fund	06/28/04	13,295
iShares Morningstar Small Value Index Fund	06/28/04	13,295

Fund	Compensation Paid During Fiscal Year Ended April 30, 2008	Compensation Paid During Fiscal Year Ended April 30, 2007
iShares FTSE KLD 400 Social Index Fund	$33,790	$22,344
iShares FTSE KLD Select Social Index Fund	33,790	44,690
iShares Morningstar Large Core Index Fund	33,790	44,690
iShares Morningstar Large Growth Index Fund	33,790	44,690
iShares Morningstar Large Value Index Fund	33,790	44,690
iShares Morningstar Mid Core Index Fund	33,790	44,690
iShares Morningstar Mid Growth Index Fund	33,790	44,690
iShares Morningstar Mid Value Index Fund	33,790	44,690
iShares Morningstar Small Core Index Fund	33,790	44,690
iShares Morningstar Small Growth Index Fund	33,790	44,690
iShares Morningstar Small Value Index Fund	33,790	44,690

BROKERAGE TRANSACTIONS

BFA assumes general supervision over placing orders on behalf of each Fund for the purchase and sale of portfolio securities. In selecting brokers or dealers for any transaction in portfolio securities, BFA’s policy is to make such selection based on factors deemed relevant, including but not limited to, the breadth of the market in the security, the price of the security, the reasonableness of the commission or mark-up or mark-down, if any, execution capability, settlement capability, back office efficiency and the financial condition of the broker or dealer, both for the specific transaction and on a continuing basis. The overall reasonableness of brokerage commissions paid is evaluated by BFA based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, broad distributions, or other circumstances. BFA does not consider the provision or value of research, products or services a broker or dealer may provide, if any, as a factor in the selection of a broker or dealer or the determination of the reasonableness of commissions paid in connection with portfolio transactions. The Trust has adopted policies and procedures that prohibit the consideration of sales of a Fund’s shares as a factor in the selection of a broker or a dealer to execute its portfolio transactions.

The table below sets forth the brokerage commissions paid by each Fund for the fiscal years noted. Any differences in brokerage commissions paid by a Fund from year to year are due to increases or decreases in that Fund’s assets over those periods:

Fund	Fund Inception Date
iShares Cohen & Steers Realty Majors Index Fund	01/29/01
iShares Dow Jones International Select Dividend Index Fund	06/11/07
iShares Dow Jones Select Dividend Index Fund	11/03/03
iShares Dow Jones Transportation Average Index Fund	10/06/03
iShares Dow Jones U.S. Index Fund	06/12/00
iShares Dow Jones U.S. Aerospace & Defense Index Fund	05/01/06
iShares Dow Jones U.S. Basic Materials Sector Index Fund	06/12/00
iShares Dow Jones U.S. Broker-Dealers Index Fund	05/01/06

Fund	Commissions Paid During Fiscal Year Ended April 30, 2009	Commissions Paid During Fiscal Year Ended April 30, 2008	Commissions Paid During Fiscal Year Ended April 30, 2007
iShares Cohen & Steers Realty Majors Index Fund	$349,159	$228,696	$400,805
iShares Dow Jones International Select Dividend Index Fund	33,125	26,152	N/A
iShares Dow Jones Select Dividend Index Fund	3,288,780	1,508,010	476,428
iShares Dow Jones Transportation Average Index Fund	64,164	33,193	29,677
iShares Dow Jones U.S. Index Fund	25,179	27,144	14,951
iShares Dow Jones U.S. Aerospace & Defense Index Fund	20,189	63,177	23,956
iShares Dow Jones U.S. Basic Materials Sector Index Fund	36,163	18,189	52,023
iShares Dow Jones U.S. Broker-Dealers Index Fund	80,938	55,411	27,147

Fund	Fund Inception Date
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	06/12/00
iShares Dow Jones U.S. Consumer Services Sector Index Fund	06/12/00
iShares Dow Jones U.S. Energy Sector Index Fund	06/12/00
iShares Dow Jones U.S. Financial Sector Index Fund	05/22/00
iShares Dow Jones U.S. Financial Services Index Fund	06/12/00
iShares Dow Jones U.S. Healthcare Providers Index Fund	05/01/06
iShares Dow Jones U.S. Healthcare Sector Index Fund	06/12/00

Fund	Fund Inception Date
iShares Dow Jones U.S. Home Construction Index Fund	05/01/06
iShares Dow Jones U.S. Industrial Sector Index Fund	06/12/00
iShares Dow Jones U.S. Insurance Index Fund	05/01/06
iShares Dow Jones U.S. Medical Devices Index Fund	05/01/06
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	05/01/06
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	05/01/06
iShares Dow Jones U.S. Pharmaceuticals Index Fund	05/01/06
iShares Dow Jones U.S. Real Estate Index Fund	06/12/00
iShares Dow Jones U.S. Regional Banks Index Fund	05/01/06
iShares Dow Jones U.S. Technology Sector Index Fund	05/15/00
iShares Dow Jones U.S. Telecommunications Sector Index Fund	05/22/00
iShares Dow Jones U.S. Utilities Sector Index Fund	06/12/00
iShares FTSE NAREIT Industrial/Office Capped Index Fund	05/01/07
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	05/01/07
iShares FTSE NAREIT Real Estate 50 Index Fund	05/01/07
iShares FTSE NAREIT Residential Plus Capped Index Fund	05/01/07
iShares FTSE NAREIT Retail Capped Index Fund	05/01/07
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	11/12/07
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	11/12/07
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	11/12/07

Fund	Commissions Paid During Fiscal Year Ended April 30, 2009	Commissions Paid During Fiscal Year Ended April 30, 2008	Commissions Paid During Fiscal Year Ended April 30, 2007
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	$23,230	$9,646	$8,879
iShares Dow Jones U.S. Consumer Services Sector Index Fund	8,161	12,515	5,352
iShares Dow Jones U.S. Energy Sector Index Fund	133,487	12,054	39,714
iShares Dow Jones U.S. Financial Sector Index Fund	60,935	23,431	37,253
iShares Dow Jones U.S. Financial Services Index Fund	38,903	21,007	21,510
iShares Dow Jones U.S. Healthcare Providers Index Fund	4,747	15,688	25,447
iShares Dow Jones U.S. Healthcare Sector Index Fund	28,888	26,751	46,004
iShares Dow Jones U.S. Home Construction Index Fund	379,558	205,985	20,175
iShares Dow Jones U.S. Industrial Sector Index Fund	10,533	10,204	9,678
iShares Dow Jones U.S. Insurance Index Fund	6,875	2,651	722
iShares Dow Jones U.S. Medical Devices Index Fund	45,097	46,235	9,608
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	29,014	28,215	7,082
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	19,683	11,510	8,764
iShares Dow Jones U.S. Pharmaceuticals Index Fund	16,115	10,375	15,030

Fund	Commissions Paid During Fiscal Year Ended April 30, 2009	Commissions Paid During Fiscal Year Ended April 30, 2008	Commissions Paid During Fiscal Year Ended April 30, 2007
iShares Dow Jones U.S. Real Estate Index Fund	$350,252	$126,945	$307,570
iShares Dow Jones U.S. Regional Banks Index Fund	37,465	14,272	2,943
iShares Dow Jones U.S. Technology Sector Index Fund	48,197	38,957	31,332
iShares Dow Jones U.S. Telecommunications Sector Index Fund	335,988	482,143	130,797
iShares Dow Jones U.S. Utilities Sector Index Fund	34,087	38,574	34,256
iShares FTSE NAREIT Industrial/Office Capped Index Fund	1,504	1,341	N/A
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	80,363	19,901	N/A
iShares FTSE NAREIT Real Estate 50 Index Fund	1,716	1,764	N/A
iShares FTSE NAREIT Residential Plus Capped Index Fund	4,437	2,142	N/A
iShares FTSE NAREIT Retail Capped Index Fund	803	426	N/A
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	1,028	141	N/A
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	362	120	N/A
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	9,755	539	N/A

Fund	Fund Inception Date
iShares FTSE EPRA/NAREIT North America Index Fund	11/12/07
iShares FTSE KLD 400 Social Index Fund	11/14/06
iShares FTSE KLD Select Social Index Fund	01/24/05
iShares Morningstar Large Core Index Fund	06/28/04
iShares Morningstar Large Growth Index Fund	06/28/04
iShares Morningstar Large Value Index Fund	06/28/04
iShares Morningstar Mid Core Index Fund	06/28/04
iShares Morningstar Mid Growth Index Fund	06/28/04
iShares Morningstar Mid Value Index Fund	06/28/04
iShares Morningstar Small Core Index Fund	06/28/04
iShares Morningstar Small Growth Index Fund	06/28/04
iShares Morningstar Small Value Index Fund	06/28/04

Fund	Commissions Paid During Fiscal Year Ended April 30, 2009	Commissions Paid During Fiscal Year Ended April 30, 2008	Commissions Paid During Fiscal Year Ended April 30, 2007
iShares FTSE EPRA/NAREIT North America Index Fund	$1,051	$266	$	N/A
iShares FTSE KLD 400 Social Index Fund	3,094	983		710
iShares FTSE KLD Select Social Index Fund	10,907	18,474		26,453
iShares Morningstar Large Core Index Fund	23,407	19,622		27,644

Fund	Commissions Paid During Fiscal Year Ended April 30, 2009	Commissions Paid During Fiscal Year Ended April 30, 2008	Commissions Paid During Fiscal Year Ended April 30, 2007
iShares Morningstar Large Growth Index Fund	$48,755	$39,375	$33,343
iShares Morningstar Large Value Index Fund	24,692	41,267	50,456
iShares Morningstar Mid Core Index Fund	28,310	34,521	47,533
iShares Morningstar Mid Growth Index Fund	73,833	60,833	70,384
iShares Morningstar Mid Value Index Fund	35,042	27,441	43,758
iShares Morningstar Small Core Index Fund	45,778	72,954	103,321
iShares Morningstar Small Growth Index Fund	21,974	27,865	40,285
iShares Morningstar Small Value Index Fund	42,276	68,568	64,861

The following table sets forth the names of the Funds’ “regular broker dealers,” as defined under the 1940 Act, which derive more than 15% of their gross revenues from securities-related activities and in which the Funds invest, together with the market value of each investment as of the applicable Fund’s fiscal year ended April 30, 2009:

Fund	Issuer	Market Value of Investment
iShares Dow Jones U.S. Index Fund	JPMorgan Chase & Co. Bank of America Corp. Goldman Sachs Group, Inc. (The) Morgan Stanley Citigroup Inc. Knight Capital Group, Inc.	$6,729,459 3,122,544 2,692,953 1,267,648 905,380 77,961

iShares Dow Jones U.S. Broker-Dealers Index Fund	Goldman Sachs Group, Inc. (The) Morgan Stanley Knight Capital Group, Inc.	$16,150,523 9,799,678 3,416,444

iShares Dow Jones U.S. Financial Services Index Fund	JPMorgan Chase & Co. Bank of America Corp. Goldman Sachs Group, Inc. (The) Morgan Stanley Citigroup Inc. Knight Capital Group, Inc.	$49,377,701 22,916,979 21,745,284 9,287,116 6,656,704 565,803

iShares Dow Jones U.S. Financial Sector Index Fund	JPMorgan Chase & Co. Bank of America Corp. Goldman Sachs Group, Inc. (The) Morgan Stanley Citigroup Inc. Knight Capital Group, Inc.	$51,649,290 23,973,264 22,748,869 9,715,189 6,963,787 585,599

iShares Morningstar Small Core Index Fund	Knight Capital Group, Inc.	$519,906

iShares Morningstar Large Core Index Fund	Goldman Sachs Group, Inc. (The)	$4,357,820

iShares Morningstar Large Value Index Fund	JPMorgan Chase & Co. Bank of America Corp. Morgan Stanley Citigroup Inc.	$10,269,765 4,766,021 1,930,277 1,384,514

Fund	Issuer	Market Value of Investment
iShares FTSE KLD Select Social Index Fund	JPMorgan Chase & Co. Goldman Sachs Group, Inc. (The) Bank of America Corp. Morgan Stanley Citigroup Inc.	$1,246,113 667,557 579,423 235,880 175,567

iShares FTSE KLD 400 Social Index Fund	JPMorgan Chase & Co.	$2,057,451

The Funds’ purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that BFA manages or advises and for which it has brokerage placement authority. If purchases or sales of portfolio securities of the Funds and one or more other accounts managed or advised by BFA are considered at or about the same time, transactions in such securities are allocated among the Funds and the other accounts in a manner deemed equitable to all by BFA. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to the Funds. BFA may deal, trade and invest for its own account in the types of securities in which the Funds may invest. BFA may, from time to time, effect trades on behalf of and for the account of the Funds with brokers or dealers that are affiliated with BFA, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. The Funds will not deal with affiliates in principal transactions unless permitted by applicable SEC rule or regulation or by SEC exemptive order.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates may result in comparatively greater brokerage expenses.

The table below sets forth the portfolio turnover rates of each Fund for the periods noted:

Fund	Fiscal Year Ended April 30, 2009
iShares Cohen & Steers Realty Majors Index Fund	17%
iShares Dow Jones International Select Dividend Index Fund	62%
iShares Dow Jones Select Dividend Index Fund	51%
iShares Dow Jones Transportation Average Index Fund	15%
iShares Dow Jones U.S. Index Fund	7%
iShares Dow Jones U.S. Aerospace & Defense Index Fund	14%
iShares Dow Jones U.S. Basic Materials Sector Index Fund	15%
iShares Dow Jones U.S. Broker-Dealers Index Fund	59%
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	10%
iShares Dow Jones U.S. Consumer Services Sector Index Fund	6%
iShares Dow Jones U.S. Energy Sector Index Fund	25	%(1)
iShares Dow Jones U.S. Financial Sector Index Fund	15%
iShares Dow Jones U.S. Financial Services Index Fund	19%
iShares Dow Jones U.S. Healthcare Providers Index Fund	13%
iShares Dow Jones U.S. Healthcare Sector Index Fund	7%
iShares Dow Jones U.S. Home Construction Index Fund	35%
iShares Dow Jones U.S. Industrial Sector Index Fund	6%
iShares Dow Jones U.S. Insurance Index Fund	25%
iShares Dow Jones U.S. Medical Devices Index Fund	26%
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	28%

Fund	Fiscal Year Ended April 30, 2009
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	19%
iShares Dow Jones U.S. Pharmaceuticals Index Fund	27%
iShares Dow Jones U.S. Real Estate Index Fund	20%
iShares Dow Jones U.S. Regional Banks Index Fund	19%
iShares Dow Jones U.S. Technology Sector Index Fund	5%
iShares Dow Jones U.S. Telecommunications Sector Index Fund	26%

Fund	Fiscal Year Ended April 30, 2008
iShares Cohen & Steers Realty Majors Index Fund	9%
iShares Dow Jones International Select Dividend Index Fund	42%
iShares Dow Jones Select Dividend Index Fund	20%
iShares Dow Jones Transportation Average Index Fund	9%
iShares Dow Jones U.S. Index Fund	4%
iShares Dow Jones U.S. Aerospace & Defense Index Fund	21%
iShares Dow Jones U.S. Basic Materials Sector Index Fund	4%
iShares Dow Jones U.S. Broker-Dealers Index Fund	73%
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	5%
iShares Dow Jones U.S. Consumer Services Sector Index Fund	6%
iShares Dow Jones U.S. Energy Sector Index Fund	2	%(1)
iShares Dow Jones U.S. Financial Sector Index Fund	6%
iShares Dow Jones U.S. Financial Services Index Fund	9%
iShares Dow Jones U.S. Healthcare Providers Index Fund	14%
iShares Dow Jones U.S. Healthcare Sector Index Fund	5%
iShares Dow Jones U.S. Home Construction Index Fund	34%
iShares Dow Jones U.S. Industrial Sector Index Fund	4%
iShares Dow Jones U.S. Insurance Index Fund	10%
iShares Dow Jones U.S. Medical Devices Index Fund	30%
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	21%
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	15%
iShares Dow Jones U.S. Pharmaceuticals Index Fund	21%
iShares Dow Jones U.S. Real Estate Index Fund	7%
iShares Dow Jones U.S. Regional Banks Index Fund	14%
iShares Dow Jones U.S. Technology Sector Index Fund	5%
iShares Dow Jones U.S. Telecommunications Sector Index Fund	35%

Fund	Fiscal Year Ended April 30, 2009
iShares Dow Jones U.S. Utilities Sector Index Fund	9%
iShares FTSE NAREIT Industrial/Office Capped Index Fund	19%
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	93	%(2)
iShares FTSE NAREIT Real Estate 50 Index Fund	18%
iShares FTSE NAREIT Residential Plus Capped Index Fund	79	%(3)
iShares FTSE NAREIT Retail Capped Index Fund	22%
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	8%
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	12%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	9%
iShares FTSE EPRA/NAREIT North America Index Fund	16%
iShares FTSE KLD 400 Social Index Fund	13%
iShares FTSE KLD Select Social Index Fund	52%
iShares Morningstar Large Core Index Fund	40%
iShares Morningstar Large Growth Index Fund	35%
iShares Morningstar Large Value Index Fund	29%

Fund	Fiscal Year Ended April 30, 2009
iShares Morningstar Mid Core Index Fund	60%
iShares Morningstar Mid Growth Index Fund	49%
iShares Morningstar Mid Value Index Fund	61%
iShares Morningstar Small Core Index Fund	73%
iShares Morningstar Small Growth Index Fund	56%
iShares Morningstar Small Value Index Fund	70%

Fund	Fiscal Year Ended April 30, 2008
iShares Dow Jones U.S. Utilities Sector Index Fund	7%
iShares FTSE NAREIT Industrial/Office Capped Index Fund	11%
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	42	%(2)
iShares FTSE NAREIT Real Estate 50 Index Fund	9%
iShares FTSE NAREIT Residential Plus Capped Index Fund	18	%(3)
iShares FTSE NAREIT Retail Capped Index Fund	4%
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	2%
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	1%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2%
iShares FTSE EPRA/NAREIT North America Index Fund	3%
iShares FTSE KLD 400 Social Index Fund	5%
iShares FTSE KLD Select Social Index Fund	29%
iShares Morningstar Large Core Index Fund	35%
iShares Morningstar Large Growth Index Fund	31%
iShares Morningstar Large Value Index Fund	23%
iShares Morningstar Mid Core Index Fund	53%
iShares Morningstar Mid Growth Index Fund	34%
iShares Morningstar Mid Value Index Fund	37%
iShares Morningstar Small Core Index Fund	62%
iShares Morningstar Small Growth Index Fund	59%
iShares Morningstar Small Value Index Fund	66%

(1)

The increase in portfolio turnover rates compared to the last reported period is largely attributable to increased volatility in the performance of some of the Fund’s investments, requiring increased trading activity to address index tracking and investment diversification.

(2)

The increase in portfolio turnover rates compared to the last reported period is largely attributable to a change in the underlying index for the iShares FTSE NAREIT Mortgage Plus Capped Index Fund during the reporting period.

(3)

The increase in portfolio turnover rates compared to the last reported period is largely attributable to a change in the underlying index for the iShares FTSE NAREIT Residential Plus Capped Index Fund during the reporting period.

ADDITIONAL INFORMATION CONCERNING THE TRUST

Shares. The Trust currently consists of more than [      ] separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in each fund with no par value. The Board may designate additional iShares funds.

Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.

Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (1) required by the 1940 Act or (2) the Trustees determine that the matter affects the interests of more than one fund.

Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.

In accordance with the Trust’s Amended and Restated Agreement and Declaration of Trust dated September 17, 2009 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds commencing operations after September 24, 2008 (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, SEI Investments Distribution Co., at One Freedom Valley Drive, Oaks, PA 19456.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

Termination of the Trust or a Fund. The Trust or a Fund may be terminated by a majority vote of the Board subject to the affirmative vote of a majority of the holders of the Trust or such Fund entitled to vote on termination however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in kind, for cash or for a combination of cash or securities.

DTC as Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically,

DTC is owned by a number of its DTC Participants and by the NYSE, the NYSE Amex Equities and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt, on any Business Day (as defined below), of an order in proper form. The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit as of May 29, 2009:

Fund	Shares Per Creation Unit	Value Per Creation Unit ($U.S.)
iShares Cohen & Steers Realty Majors Index Fund	50,000	$1,910,000
iShares Dow Jones International Select Dividend Index Fund	50,000	1,214,500

Fund	Shares Per Creation Unit	Value Per Creation Unit ($U.S.)
iShares Dow Jones Select Dividend Index Fund	50,000	$1,791,500
iShares Dow Jones Transportation Average Index Fund	50,000	2,877,500
iShares Dow Jones U.S. Index Fund	50,000	2,275,500
iShares Dow Jones U.S. Aerospace & Defense Index Fund	50,000	2,103,500
iShares Dow Jones U.S. Basic Materials Sector Index Fund	50,000	2,297,000
iShares Dow Jones U.S. Broker-Dealers Index Fund	50,000	1,275,500
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	50,000	2,334,500
iShares Dow Jones U.S. Consumer Services Sector Index Fund	50,000	2,224,000
iShares Dow Jones U.S. Energy Sector Index Fund	50,000	1,525,000
iShares Dow Jones U.S. Financial Sector Index Fund	50,000	2,174,500
iShares Dow Jones U.S. Financial Services Index Fund	50,000	2,336,000
iShares Dow Jones U.S. Healthcare Providers Index Fund	50,000	1,870,500
iShares Dow Jones U.S. Healthcare Sector Index Fund	50,000	2,627,000
iShares Dow Jones U.S. Home Construction Index Fund	50,000	502,500
iShares Dow Jones U.S. Industrial Sector Index Fund	50,000	2,120,500
iShares Dow Jones U.S. Insurance Index Fund	50,000	1,084,000
iShares Dow Jones U.S. Medical Devices Index Fund	50,000	2,086,500
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	50,000	1,832,000
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	50,000	2,311,000
iShares Dow Jones U.S. Pharmaceuticals Index Fund	50,000	2,208,000
iShares Dow Jones U.S. Real Estate Index Fund	50,000	1,689,500
iShares Dow Jones U.S. Regional Banks Index Fund	50,000	923,500
iShares Dow Jones U.S. Technology Sector Index Fund	50,000	2,137,000
iShares Dow Jones U.S. Telecommunications Sector Index Fund	50,000	895,000
iShares Dow Jones U.S. Utilities Sector Index Fund	50,000	3,207,500
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	100,000	2,550,000
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	50,000	1,134,500
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	100,000	2,493,000
iShares FTSE EPRA/NAREIT North America Index Fund	50,000	1,180,500
iShares FTSE NAREIT Industrial/Office Capped Index Fund	50,000	825,500
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	50,000	641,000
iShares FTSE NAREIT Real Estate 50 Index Fund	50,000	1,025,000
iShares FTSE NAREIT Residential Plus Capped Index Fund	50,000	1,149,000
iShares FTSE NAREIT Retail Capped Index Fund	50,000	805,500
iShares FTSE KLD 400 Social Index Fund	50,000	1,720,500
iShares FTSE KLD Select Social Index Fund	50,000	2,002,500
iShares Morningstar Large Core Index Fund	50,000	2,699,000
iShares Morningstar Large Growth Index Fund	50,000	2,332,500
iShares Morningstar Large Value Index Fund	50,000	2,326,000
iShares Morningstar Mid Core Index Fund	50,000	2,701,000
iShares Morningstar Mid Growth Index Fund	50,000	3,015,000
iShares Morningstar Mid Value Index Fund	50,000	2,508,500
iShares Morningstar Small Core Index Fund	50,000	2,774,000
iShares Morningstar Small Growth Index Fund	50,000	2,627,500
iShares Morningstar Small Value Index Fund	50,000	2,494,500

The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

A “Business Day” with respect to each Fund is any day on which the Listing Exchange on which the Fund is listed for trading is open for business. As of the date of this SAI, each Listing Exchange observes the following holidays, (as observed): New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit. The consideration for purchase of Creation Units of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (i.e., the Deposit Securities), which constitutes an optimized representation of the securities of the relevant Fund’s Underlying Index, and the Cash Component computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of any Fund.

For certain of the Funds, the portfolio of securities required for purchase of a Creation Unit may be different than the portfolio of securities a Fund will deliver upon redemption of Fund shares. The Deposit Securities and Fund Securities, as the case may be, in connection with a purchase or redemption of a Creation Unit, will correspond pro rata, to the extent practicable, to the securities held by a Fund.

The Cash Component is sometimes also referred to as the “Balancing Amount.” The function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the creator will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant.

BFA, through the NSCC, makes available on each Business Day, prior to the opening of business on the (subject to amendments) applicable Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of shares of each Deposit Security and the amount of the Cash Component to be included in the current Fund Deposit (based on information at the end of the previous Business Day). Such Deposit Securities are applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities change pursuant to the changes in the composition of a Fund’s portfolio and as rebalancing adjustments and corporate action events are reflected from time to time by BFA with a view to the investment objective of the relevant Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component securities of a Fund’s relevant Underlying Index.

The Trust reserves the right to permit or require the substitution of a “cash in-lieu” amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (as discussed below), or the Federal Reserve System for U.S. Treasury securities.

The Trust reserves the right to permit or require a “cash-in-lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where the delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations. The adjustments described above will reflect changes known to

BFA on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Underlying Index or resulting from certain corporate actions.

Procedures for Creation of Creation Units. To be eligible to place orders with the Distributor and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC, or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received by the Distributor in proper form no later than the closing time of the regular trading session of the Listing Exchange (“Closing Time”) (normally 4:00 p.m., Eastern time) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date. Each of the iShares Dow Jones International Select Dividend Index Fund, iShares FTSE EPRA/NAREIT Developed Asia Index Fund, iShares FTSE EPRA/NAREIT Developed Europe Index Fund, iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund and iShares FTSE EPRA/NAREIT North America Index Fund is hereinafter referred to as a “Foreign Fund.” All other Funds discussed in this SAI are hereinafter referred to as “Domestic Funds.” Orders to create Creation Units of the Foreign Funds cannot be placed through the Clearing Process. The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers has executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities.

Investors placing orders for Creation Units of Domestic Funds through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Units of Domestic Funds that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Investors placing orders for Creation Units of Foreign Funds should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time if the regular trading session on the applicable Listing Exchange. Investors should be aware that the

Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Distributor.

Placement of Creation Orders for Domestic Funds Using the Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through State Street to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders for Domestic Funds Outside the Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the third Business Day following the Transmittal Date. However, the Settlement Date for certain Funds is the second Business Day following the Transmittal Date and each Fund reserves the right to settle transactions on a basis other than T+2. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to State Street through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by State Street no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if State Street does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Creation Units of Funds based on domestic indexes may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) at least 110%, which BFA may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with State Street the appropriate amount of federal funds by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the closing time or State Street does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with State Street, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which BFA may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by State Street or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Placement of Creation Orders for Foreign Funds. For each Foreign Fund, State Street shall cause the sub-custodian of the Funds to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Fund Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Units must be received by the Distributor from an Authorized Participant on its own or another investor’s behalf by the Closing Time on any Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means satisfactory to the Trust, immediately-available or same-day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit will not be issued until the transfer of cash or, if applicable, good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the securities included in the Fund Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Adviser shall be notified of such delivery and the Company will issue and cause the delivery of the Creation Unit. Creation Units typically are issued on a “T+3 basis” (i.e., three Business Days after trade date). However, as discussed in Regular Holidays, the Fund reserves the right to settle Creation Unit transactions on a basis other than T+3 in order to accommodate non-U.S. market holiday schedules, to account for different treatment among non-U.S. and U.S. markets of dividend record dates and ex-dividend dates (i.e., the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by the applicable Participant Agreement, Creation Units may be issued to such Authorized Participant notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which BFA may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will permit the Fund to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Units. The Trust reserves the absolute right to reject any creation order for shares of the Fund transmitted to it by the Distributor in respect of any Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered do not conform to the identity and number of shares disseminated through the facilities of the NSCC for that date by BFA, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would, in the discretion of the Trust or BFA, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) circumstances outside the control of the Trust, State Street, the Distributor or BFA would make it impossible or impracticable to process creation orders. Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, BFA, the Distributor, DTC, NSCC, State Street, the sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order. The Trust, State Street, the sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee. A purchase transaction fee is imposed for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. The fee is a single charge and will be the same regardless of the number of Creation Units purchased by a purchaser on the same day. Purchasers of Creation Units for cash are required to pay an additional variable charge to compensate for brokerage and market impact expenses. When the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the “cash in lieu” portion of its investment up to a maximum additional variable charge as indicated in the chart below. Investors will also bear the costs of transferring the Deposit Securities to the Trust. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard creation transaction fees and maximum additional variable charges:

Fund	Standard Creation Transaction Fee	Maximum Additional Variable Charge*
iShares Cohen & Steers Realty Majors Index Fund	$250	3.0%
iShares Dow Jones International Select Dividend Index Fund	2,000	3.0%

Fund	Standard Creation Transaction Fee	Maximum Additional Variable Charge*
iShares Dow Jones Select Dividend Index Fund	$250	3.0%
iShares Dow Jones Transportation Average Index Fund	200	3.0%
iShares Dow Jones U.S. Index Fund	500	3.0%
iShares Dow Jones U.S. Aerospace & Defense Index Fund	200	3.0%
iShares Dow Jones U.S. Basic Materials Sector Index Fund	500	3.0%
iShares Dow Jones U.S. Broker-Dealers Index Fund	200	3.0%
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	500	3.0%
iShares Dow Jones U.S. Consumer Services Sector Index Fund	500	3.0%
iShares Dow Jones U.S. Energy Sector Index Fund	500	3.0%
iShares Dow Jones U.S. Financial Sector Index Fund	500	3.0%
iShares Dow Jones U.S. Financial Services Index Fund	500	3.0%
iShares Dow Jones U.S. Healthcare Providers Index Fund	400	3.0%
iShares Dow Jones U.S. Healthcare Sector Index Fund	500	3.0%
iShares Dow Jones U.S. Home Construction Index Fund	200	3.0%
iShares Dow Jones U.S. Industrial Sector Index Fund	500	3.0%
iShares Dow Jones U.S. Insurance Index Fund	500	3.0%
iShares Dow Jones U.S. Medical Devices Index Fund	400	3.0%
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	450	3.0%
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	350	3.0%
iShares Dow Jones U.S. Pharmaceuticals Index Fund	300	3.0%
iShares Dow Jones U.S. Real Estate Index Fund	500	3.0%
iShares Dow Jones U.S. Regional Banks Index Fund	350	3.0%
iShares Dow Jones U.S. Technology Sector Index Fund	500	3.0%
iShares Dow Jones U.S. Telecommunications Sector Index Fund	250	3.0%
iShares Dow Jones U.S. Utilities Sector Index Fund	500	3.0%
iShares FTSE NAREIT Industrial/Office Capped Index Fund	250	3.0%
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	250	3.0%
iShares FTSE NAREIT Real Estate 50 Index Fund	400	3.0%
iShares FTSE NAREIT Residential Plus Capped Index Fund	200	3.0%
iShares FTSE NAREIT Retail Capped Index Fund	250	3.0%
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	3,000	3.0%
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	2,700	3.0%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S Index Fund	4,000	3.0%
iShares FTSE EPRA/NAREIT North America Index Fund	650	3.0%
iShares FTSE KLD 400 Social Index Fund	500	3.0%
iShares FTSE KLD Select Social Index Fund	500	3.0%
iShares Morningstar Large Core Index Fund	300	3.0%
iShares Morningstar Large Growth Index Fund	300	3.0%
iShares Morningstar Large Value Index Fund	300	3.0%
iShares Morningstar Mid Core Index Fund	500	3.0%
iShares Morningstar Mid Growth Index Fund	500	3.0%
iShares Morningstar Mid Value Index Fund	500	3.0%
iShares Morningstar Small Core Index Fund	500	3.0%
iShares Morningstar Small Growth Index Fund	500	3.0%
iShares Morningstar Small Value Index Fund	500	3.0%

*	As a percentage of the amount invested.

Redemption of Shares in Creation Units. Shares of each Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through State Street and only on a Business Day. A Fund will not redeem shares in amounts less than Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit by an investor who wishes to redeem a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

BFA and the Distributor make available through the NSCC, immediately prior to the opening of business on the applicable Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity and number of shares that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after receipt of a request in proper form, and the value of the Fund Securities (such difference, the “Cash Redemption Amount”), less the redemption transaction fee set forth below. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

Redemptions of shares will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust cannot lawfully deliver specific Fund Securities upon redemptions or cannot do so without first registering the Fund Securities under such laws. An Authorized Participant, or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities, may be paid an equivalent amount of cash. This would specifically prohibit delivery of Fund Securities that are not registered in reliance upon Rule 144A under the 1933 Act to a redeeming Beneficial Owner that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. An Authorized Participant may request a redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of such Fund’s NAV is not reasonably practicable or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The fee is a single charge and will be the same regardless of the number of Creation Units redeemed by an investor on the same day. Where the Trust permits in-kind redemptions, the redeeming investor will be assessed an additional variable charge on the cash in lieu portion of its redemption proceeds, up to a maximum additional variable charge as indicated in the chart below. The redemption transaction fees for redemptions in-kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are set forth below. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

The following table sets forth standard redemption transaction fees and maximum additional variable charges:

Fund	Standard Redemption Transaction Fee	Maximum Additional Variable Charge*
iShares Cohen & Steers Realty Majors Index Fund	$250	2.0%
iShares Dow Jones International Select Dividend Index Fund	2,000	2.0%
iShares Dow Jones Select Dividend Index Fund	250	2.0%
iShares Dow Jones Transportation Average Index Fund	200	2.0%
iShares Dow Jones U.S. Index Fund	500	2.0%
iShares Dow Jones U.S. Aerospace & Defense Index Fund	200	2.0%
iShares Dow Jones U.S. Basic Materials Sector Index Fund	500	2.0%
iShares Dow Jones U.S. Broker-Dealers Index Fund	200	2.0%
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	500	2.0%
iShares Dow Jones U.S. Consumer Services Sector Index Fund	500	2.0%
iShares Dow Jones U.S. Energy Sector Index Fund	500	2.0%
iShares Dow Jones U.S. Financial Sector Index Fund	500	2.0%
iShares Dow Jones U.S. Financial Services Index Fund	500	2.0%
iShares Dow Jones U.S. Healthcare Providers Index Fund	400	2.0%
iShares Dow Jones U.S. Healthcare Sector Index Fund	500	2.0%
iShares Dow Jones U.S. Home Construction Index Fund	200	2.0%
iShares Dow Jones U.S. Industrial Sector Index Fund	500	2.0%
iShares Dow Jones U.S. Insurance Index Fund	500	2.0%
iShares Dow Jones U.S. Medical Devices Index Fund	400	2.0%
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	450	2.0%
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	350	2.0%
iShares Dow Jones U.S. Pharmaceuticals Index Fund	300	2.0%
iShares Dow Jones U.S. Real Estate Index Fund	500	2.0%
iShares Dow Jones U.S. Regional Banks Index Fund	350	2.0%
iShares Dow Jones U.S. Technology Sector Index Fund	500	2.0%
iShares Dow Jones U.S. Telecommunications Sector Index Fund	250	2.0%
iShares Dow Jones U.S. Utilities Sector Index Fund	500	2.0%
iShares FTSE NAREIT Industrial/Office Capped Index Fund	250	2.0%
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	250	2.0%
iShares FTSE NAREIT Real Estate 50 Index Fund	400	2.0%
iShares FTSE NAREIT Residential Plus Capped Index Fund	200	2.0%
iShares FTSE NAREIT Retail Capped Index Fund	250	2.0%
iShares FTSE EPRA/NAREIT Developed Asia Index Fund	3,000	2.0%
iShares FTSE EPRA/NAREIT Developed Europe Index Fund	2,700	2.0%
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4,000	2.0%
iShares FTSE EPRA/NAREIT North America Index Fund	650	2.0%
iShares FTSE KLD 400 Social Index Fund	500	2.0%
iShares FTSE KLD Select Social Index Fund	500	2.0%
iShares Morningstar Large Core Index Fund	300	2.0%
iShares Morningstar Large Growth Index Fund	300	2.0%
iShares Morningstar Large Value Index Fund	300	2.0%
iShares Morningstar Mid Core Index Fund	500	2.0%
iShares Morningstar Mid Growth Index Fund	500	2.0%
iShares Morningstar Mid Value Index Fund	500	2.0%
iShares Morningstar Small Core Index Fund	500	2.0%

Fund	Standard Redemption Transaction Fee	Maximum Additional Variable Charge*
iShares Morningstar Small Growth Index Fund	$500	2.0%
iShares Morningstar Small Value Index Fund	500	2.0%

*	As a percentage of the amount invested.

Placement of Redemption Orders for Domestic Funds Using the Clearing Process. Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders for Domestic Funds Outside the Clearing Process. Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by State Street not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 11:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders for Foreign Funds. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by State Street not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to State Street no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for Foreign Funds may take longer than two Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods. See below for a list of local holidays in the non-U.S. countries relevant to the Foreign Funds.

In order to take delivery of shares of Fund Securities upon redemption of shares of Foreign Funds, a redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, in the event an Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Distributor will accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash, in U.S. dollars in immediately available funds having a value (marked to market daily) at least equal to 115%, which BFA may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m. Eastern time, on the contractual settlement date and shall be held by State Street and marked to market daily, and the fees of State Street and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant and income, if any, will be paid to the Authorized Participant. The Participant Agreement permits the Trust, on behalf of the Fund, to acquire the Deposit Securities and the Cash Component underlying such shares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by State Street according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to State Street by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to State Street prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by State Street on such Transmittal Date. If, however, a redemption order is submitted to State Street by a DTC Participant not later than the Closing Time on the Transmittal Date but either (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to State Street by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of a Fund may trade on days that the Listing Exchange for the Fund is closed or on days that are otherwise not Business Days for the Fund, investors may not be able to redeem their shares of the Fund, or to purchase and sell shares of the Fund on the Listing Exchange, on days when the NAV of such Foreign Funds could be significantly affected by events in the relevant non-U.S. markets.

Regular Holidays. For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar years 2009 and 2010 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2009

Australia
January 1	April 13	June 8	November 3
January 26	April 27	August 3	December 25
March 2	May 4	August 12	December 28
March 9	May 18	September 28
April 10	June 1	October 5

Austria
January 1	May 1	October 26	December 31
January 6	May 21	December 8
April 10	June 1	December 24
April 13	June 11	December 25

Bangladesh
January 8	July 1	September 23	December 28
March 10	August 13	September 28	December 31
March 26	September 21	November 29
April 14	September 22	December 16

Barbados
January 1	April 28	November 30
January 21	May 1	December 25
April 10	June 1
April 13	August 3

Belgium
January 1	May 21	November 2
April 10	May 22	November 11
April 13	June 1	December 25
May 1	July 21

Canada
January 1	May 18	September 7	December 28
January 2	June 24	October 12
February 16	July 1	November 11
April 10	August 3	December 25

China
January 1	February 2	May 7	October 7
January 19	February 3	May 25	October 12
January 26	February 16	September 7	November 11
January 27	May 1	October 1	November 26
January 28	May 4	October 2	December 25
January 29	May 5	October 5
January 30	May 6	October 6

Cyprus
January 1	April 10	May 1	December 25
January 6	April 13	June 8
March 2	April 17	October 1
March 25	April 20	October 28
April 1	April 21	December 24

The Czech Republic
January 1	May 8	November 17
January 2	July 6	December 24
April 13	September 28	December 25
May 1	October 28	December 31

Denmark
January 1	May 8	December 24
April 9	May 21	December 25
April 10	June 1	December 31
April 13	June 5

Egypt
January 1	April 20	September 21	November 29
January 7	July 1	September 22
March 9	July 23	October 6
April 19	September 20	November 26

Estonia
January 1	June 23	December 25
February 24	June 24
April 10	August 20
May 1	December 24

Finland
January 1	May 1	December 25
January 6	May 21	December 31
April 10	June 19
April 13	December 24

France
January 1	May 8	December 25
April 10	May 21
April 13	July 14
May 1	November 11

Germany
January 1	April 13	June 11
January 6	May 1	December 24
February 23	May 21	December 25
April 10	June 1	December 31

Greece
January 1	April 10	May 1
January 6	April 13	June 8
March 2	April 17	October 28
March 25	April 20	December 25

Hungary
January 1	June 1	December 24
January 2	August 20	December 25
April 13	August 21
May 1	October 23

Iceland
January 1	April 13	June 1	December 25
January 2	April 23	June 17	December 31
April 9	May 1	August 3
April 10	May 21	December 24

India
January 8	April 3	July 1	October 2
January 26	April 7	August 15	October 17
February 23	April 10	August 19	October 19
March 10	April 14	August 22	November 2
March 11	May 1	September 21	November 28
March 27	May 9	September 28	December 25
April 1	June 30	September 30	December 28

Indonesia
January 1	April 10	September 22	December 18
January 26	May 21	September 23	December 24
March 9	July 20	September 24	December 25
March 26	August 17	September 25	December 31
March 27	September 21	November 27

Ireland
January 1	May 1	October 26	December 29
March 17	May 4	December 24
April 10	June 1	December 25
April 13	August 3	December 28

Israel
March 10	April 28	September 20
April 8	April 29	September 27
April 9	May 28	September 28
April 14	May 29
April 15	July 30

Italy
January 1	May 1	December 24
January 6	June 2	December 25
April 10	June 29	December 31
April 13	December 8

Jamaica
January 1	May 25
February 25	August 6
April 10	October 19
April 13	December 25

Japan
January 1	April 29	September 22	December 23
January 2	May 4	September 23	December 31
January 12	May 5	October 12
February 11	July 20	November 3
March 20	September 21	November 23

Kazakhstan
January 1	July 6	December 17
March 9	August 31	December 18
March 23	October 26
May 1	November 27
May 11	December 16

Latvia
January 1	May 4	December 24
April 10	June 23	December 31
April 13	June 24
May 1	November 18

Lithuania
January 1	April 13	June 24	December 25
January 2	April 14	July 6	December 28
February 16	May 1	August 17	December 31
March 11	May 4	November 2
April 10	May 21	December 24

Luxembourg
January 1	May 1	June 23
April 10	May 21	December 24
April 13	June 1	December 25

Mexico
January 1	April 9	November 2
February 2	April 10	November 16
February 5	May 1	November 20
March 16	September 16	December 25

Morocco
January 1	August 14	November 6
March 10	August 20	November 18
March 11	August 21	November 27
May 1	September 21	December 18
July 30	September 22

The Netherlands
January 1	May 1
April 10	May 21
April 13	June 1
April 30	December 25

New Zealand
January 1	February 6	October 26
January 2	April 10	December 25
January 19	April 13	December 28
January 26	June 1

Norway
January 1	May 1	December 25
April 9	May 21	December 31
April 10	June 1
April 13	December 24

Pakistan
January 1	March 23	September 21	November 28
January 7	May 1	September 22	November 30
January 8	July 1	September 23	December 25
February 5	August 14	November 9	December 28
March 10	September 18	November 27

The Philippines
January 1	May 1	November 2	December 30
February 25	June 12	November 30	December 31
April 9	August 21	December 24
April 10	September 21	December 25

Poland
January 1	June 11
April 10	November 11
April 13	December 25
May 1

Portugal
January 1	May 1	December 1
February 24	June 10	December 8
April 10	June 11	December 24
April 13	October 5	December 25

Romania
January 1	November 30	December 29
January 2	December 1	December 30
April 20	December 25	December 31
May 1	December 28

Russia
January 1	January 7	May 1	November 6
January 2	January 8	May 11
January 5	February 23	June 12
January 6	March 9	November 4

Slovak Republic
January 1	April 13	November 17	December 30
January 2	May 1	December 24	December 31
January 5	May 8	December 25
January 6	September 1	December 28
April 10	September 15	December 29

Slovenia
January 1	April 27
January 2	May 1
April 10	June 25
April 13	December 25

South Africa
January 1	May 1	December 16
April 10	June 16	December 25
April 13	August 10
April 27	September 24

South Korea
January 1	July 17
January 26	October 2
January 27	December 25
May 1	December 31
May 5

Spain
January 1	April 10	October 12	December 25
January 6	April 13	November 2
March 19	May 1	November 9
April 9	May 15	December 8

Sri Lanka
January 1	April 9	May 8	September 21
January 14	April 10	July 6	November 27
February 4	April 13	August 5	December 1
February 9	April 14	September 4	December 25
February 23	May 1	September 21	December 31
March 10	May 7	September 21

Sweden
January 1	May 1	December 25
January 6	May 21	December 31
April 10	June 19
April 13	December 24

Switzerland
January 1	April 13	June 29	December 31
January 2	May 1	September 10
January 6	May 21	December 8
March 19	June 1	December 24
April 10	June 11	December 25

Thailand
January 1	April 14	July 1	December 10
January 2	April 15	July 8	December 31
February 9	May 1	August 12
April 6	May 5	October 23
April 13	May 11	December 7

Trinidad & Tobago
January 1	April 10	August 31
February 23	April 13	September 21
February 24	June 11	September 24
March 30	June 19	December 25

Tunisia
January 1	May 1	December 18
March 9	August 13
March 20	September 21
April 9	November 27

Turkey
January 1	September 22	November 27
April 23	October 28	November 30
May 19	October 29
September 21	November 26

Ukraine
January 1	April 20	June 8
January 2	May 1	June 29
January 7	May 4	August 24
March 9	May 11

The United Kingdom
January 1	May 25
April 10	August 31
April 13	December 25
May 4	December 26

The United States
January 1	May 25	October 12
January 19	July 3	November 11
February 16	July 4	November 26
April 10	September 7	December 25

Venezuela
January 1	April 9	June 24	December 25
January 5	April 10	June 29
February 23	May 1	July 24
February 24	May 25	October 12
March 19	June 15	December 7

2010

Australia
January 1	April 5	August 2	December 27
January 26	April 26	August 11	December 28
March 1	May 3	September 27
March 8	June 7	October 4
April 2	June 14	November 2

Austria
January 1	May 13	November 1
January 6	May 24	December 8
April 2	June 3	December 24
April 5	October 26	December 31

Bangladesh
February 21	July 28	September 9	November 17
April 14	August 15	October 17	November 18
May 27	September 1	November 7	December 16
July 1	September 7	November 16

Barbados
January 1	April 28	November 30
January 21	May 24	December 27
April 2	August 2
April 5	August 3

Belgium
January 1	May 14	November 1
April 2	May 24	November 11
April 5	July 21
May 13	August 16

Canada
January 1	May 24	September 6	December 28
January 4	June 24	October 11
February 15	July 1	November 11
April 2	August 2	December 27

China
January 1	April 2	July 1	September 29
January 18	April 5	July 5	September 30
February 15	April 6	September 6	October 1
February 16	May 3	September 22	October 11
February 17	May 21	September 23	November 11
February 18	May 31	September 27	November 25
February 19	June 16	September 28	December 27

Cyprus
January 1	April 1	May 24	December 25
January 6	April 2	October 1
February 15	April 5	October 28
March 25	April 6	December 24

The Czech Republic
January 1	September 28	December 31
April 5	October 28
July 5	November 17
July 6	December 24

Denmark
January 1	April 30	December 24
April 1	May 13	December 31
April 2	May 14
April 5	May 24

Egypt
January 7	July 1	November 16
April 4	September 12	November 17
April 5	October 6	December 7
April 25	November 15

Estonia
January 1	December 24
February 24
April 2
August 20

Finland
January 1	May 13	December 31
January 6	June 25
April 2	December 6
April 5	December 24

France
January 1	July 14
April 2	November 1
April 5	November 11
May 13

Germany
January 1	April 5	November 1
January 6	May 13	December 24
February 15	May 24	December 31
April 2	June 3

Greece
January 1	April 2
January 6	April 5
February 15	May 24
March 25	October 28

Hungary
January 1	August 20
March 15	November 1
April 5	December 24
May 24

Iceland
January 1	April 5	June 17
January 4	April 22	August 2
April 1	May 13	December 24
April 2	May 24	December 31

India
January 26	March 24	May 27	October 2
February 12	April 1	July 1	November 5
February 27	April 2	August 19	November 18
March 1	April 14	September 11	December 17
March 16	May 1	September 30	December 25

Indonesia
January 1	May 13	September 7	September 13
February 26	May 28	September 8	November 17
March 16	August 17	September 9	December 7
April 2	September 6	September 10	December 31

Ireland
January 1	May 3	December 27
March 17	June 7	December 28
April 2	August 2	December 29
April 5	October 25

Israel
February 28	April 19	September 8	September 23
March 29	April 20	September 9	September 29
March 30	May 18	September 10	September 30
April 4	May 19	September 17
April 5	July 20	September 22

Italy
January 1	June 2	December 24
January 6	June 29	December 31
April 2	November 1
April 5	December 8

Jamaica
January 1	May 24	December 27
February 17	August 2
April 2	August 6
April 5	October 18

Japan
January 1	April 29	July 19	November 3
January 11	May 3	September 20	November 23
February 11	May 4	September 23	December 23
March 22	May 5	October 11	December 31

Kazakhstan
January 1	March 8	July 5	November 16
January 4	March 22	July 6	December 16
January 7	May 3	August 30	December 17
April 2	May 10	October 25

Latvia
January 1	June 23	December 31
April 2	June 24
April 5	November 18
May 4	December 24

Lithuania
January 1	April 5	July 5	December 27
February 15	April 6	July 6	December 28
February 16	May 3	August 16	December 31
March 11	June 24	November 1
April 2	June 25	December 24

Luxembourg
January 1	May 24
April 2	June 23
April 5	November 1
May 13

Mexico
January 1	April 2
February 1	September 16
March 15	November 2
April 1	November 15

Morocco
January 1	January 10
January 11	November 17
July 30	November 18
August 20	December 7

The Netherlands
January 1	May 5
April 2	May 13
April 5	May 24
April 30

New Zealand
January 1	April 2	December 27
January 4	April 5	December 28
January 25	June 7
February 1	October 25

Norway
January 1	May 13	December 31
April 1	May 17
April 2	May 24
April 5	December 24

Pakistan
January 1	July 1	September 11	November 19
February 5	August 12	November 9	December 16
February 27	August 14	November 16	December 17
March 23	September 7	November 17	December 25
May 1	September 10	November 18

The Philippines
January 1	April 12	August 30	December 24
February 25	May 10	September 10	December 30
April 1	June 14	November 1	December 31
April 2	August 23	November 29

Poland
January 1	June 3
April 2	November 1
April 5	November 11
May 3	December 24

Portugal
January 1	June 3	December 1
February 16	June 10	December 8
April 2	October 5	December 24
April 5	November 1

Romania
January 1	December 28
April 5	December 29
December 1	December 30
December 27	December 31

Russia
January 1	January 7	March 8	November 4
January 4	January 8	May 3
January 5	February 22	May 10
January 6	February 23	June 14

Slovak Republic
January 1	July 5	November 17	December 29
January 6	September 1	December 24	December 30
April 2	September 15	December 27	December 31
April 5	November 1	December 28

Slovenia
January 1	April 27
January 8	June 25
April 2	November 1
April 5

South Africa
January 1	April 27	December 16
March 22	June 16	December 27
April 2	August 9
April 5	September 24

South Korea
January 1	May 21	September 23
February 15	June 2	December 31
March 1	September 21
May 5	September 22

Spain
January 1	April 2	November 1	December 24
January 6	April 5	November 9	December 31
March 19	August 16	December 6
April 1	October 12	December 8

Sri Lanka
January 1	March 29	May 27	October 22
January 14	April 2	May 28	November 5
January 29	April 13	June 25	November 17
February 4	April 14	August 24	December 20
February 12	April 28	September 10	December 24
February 26	April 30	September 22

Sweden
January 1	May 13
January 6	June 25
April 2	December 24
April 5	December 31

Switzerland
January 1	April 5	June 29	December 24
January 6	May 13	September 9	December 31
March 19	May 24	November 1
April 2	June 3	December 8

Thailand
January 1	April 14	May 27	October 25
March 1	April 15	July 1	December 6
April 6	May 3	July 26	December 10
April 13	May 5	August 12	December 31

Trinidad & Tobago
January 1	April 2	August 2	November 5
February 15	April 5	August 31	December 27
February 16	May 31	September 10
March 30	June 3	September 24

Tunisia
January 1	September 10
February 26	November 16
April 9	November 17
August 13	December 7

Turkey
January 1	September 8	October 29	November 18
April 23	September 9	November 15	November 19
May 19	September 10	November 16
August 30	October 28	November 17

Ukraine
January 1	April 5	May 24
January 7	May 3	June 28
January 8	May 4	August 23
March 8	May 10	August 24

The United Kingdom
January 1	May 31
April 2	August 30
April 5	December 27
May 3	December 28

The United States
January 1	May 31	November 11
January 18	July 5	November 25
February 15	September 6	December 24
April 2	October 11	December 31

Venezuela
January 1	April 1	June 24	December 13
January 11	April 2	June 28
February 15	April 19	July 5
February 16	May 17	October 12
March 19	June 7	November 1

Redemptions. The longest redemption cycle for a Fund is a function of the longest redemption cycle among the countries whose stocks compromise the Funds. In the calendar year 2009 and 2010, the dates of regular holidays affecting the following securities markets present the worst-case redemption cycle* for a Fund as follows:

2009
Country	Trade Date	Settlement Date	Number of Days to Settle
Bangladesh	09/16/09	09/24/09	8
	09/17/09	09/25/09	8
	09/18/09	09/28/09	10

China	01/21/09	02/02/09	12
	01/22/09	02/03/09	12
	01/23/09	02/04/09	12
	09/23/09	10/06/09	13
	09/24/09	10/07/09	13
	09/25/09	10/08/09	13

Cyprus	04/14/09	04/22/09	8
	04/15/09	04/23/09	8
	04/16/09	04/24/09	8

Country	Trade Date	Settlement Date	Number of Days to Settle
Egypt	09/15/09	09/23/09	8
	09/16/09	09/24/09	8
	09/17/09	09/27/09	10

Denmark	04/06/09	04/14/09	8
	04/07/09	04/15/09	8
	04/08/09	04/16/09	8

Iceland	12/28/09	01/05/10	8
	12/29/09	01/06/10	8
	12/30/09	01/07/10	8

Indonesia	09/15/09	09/24/09	9
	09/16/09	09/25/09	9
	09/17/09	09/28/09	11

Ireland	12/21/09	12/30/09	9
	12/22/09	12/31/09	9
	12/23/09	01/04/10	12

Japan	09/16/09	09/24/09	8
	09/17/09	09/25/09	8
	09/18/09	09/26/09	8

Lithuania	04/07/09	04/15/09	8
	04/08/09	04/16/09	8
	04/09/09	04/17/09	8
	12/21/09	12/29/09	8
	12/22/09	12/30/09	8
	12/23/09	01/04/10	12

Norway	04/06/09	04/14/09	8
	04/07/09	04/15/09	8
	04/08/09	04/16/09	8

The Philippines	04/03/09	04/13/09	10

Romania	12/22/09	01/03/10	13
	12/23/09	01/04/10	13
	12/24/09	01/05/10	13

Russia	12/29/09	01/11/10	13
	12/30/09	01/12/10	13
	12/31/09	01/13/10	13

Slovak Republic	12/21/09	01/04/10	14
	12/22/09	01/05/10	14
	12/23/09	01/07/10	15

Spain	04/06/09	04/14/09	8
	04/07/09	04/15/09	8
	04/08/09	04/16/09	8

Sri Lanka	04/06/09	04/15/09	9
	04/07/09	04/16/09	9
	04/08/09	04/17/09	9

Thailand	04/08/09	04/16/09	8
	04/09/09	04/17/09	8
	04/10/09	04/18/09	10

2010
Country	Trade Date	Settlement Date	Number of Days to Settle
Bangladesh	11/11/10	11/19/10	8
	11/12/10	11/22/10	10
	11/15/10	11/23/10	8

China	02/10/10	02/22/10	12
	02/11/10	02/23/10	12
	02/12/10	02/24/10	12
	03/29/10	04/07/10	9
	03/30/10	04/08/10	9
	04/01/10	04/09/10	8
	09/20/10	10/04/10	14
	09/21/10	10/05/10	14
	09/24/10	10/06/10	12

Cyprus	03/30/10	04/07/10	8
	03/31/10	04/08/10	8
	04/01/10	04/09/10	8

Denmark	03/29/10	04/06/10	8
	03/30/10	04/07/10	8
	03/31/10	04/08/10	8

Egypt	11/10/10	11/18/10	8
	11/11/10	11/21/10	10
	11/14/10	11/22/10	8

Indonesia	09/01/10	09/14/10	13
	09/02/10	09/15/10	13
	09/03/10	09/16/10	13

Jamaica	03/30/10	04/07/10	8
	03/31/10	04/08/10	8
	04/01/10	04/09/10	8

Japan	04/28/10	05/06/10	8
	04/29/10	05/07/10	8
	04/30/10	05/10/10	10

Lithuania	03/30/10	04/07/10	8
	03/31/10	04/08/10	8
	04/01/10	04/09/10	8
	12/21/10	12/29/10	8
	12/22/10	12/30/10	8
	12/23/10	01/04/11	12

Norway	03/29/10	04/06/10	8
	03/30/10	04/07/10	8
	03/31/10	04/08/10	8

Romania	12/22/10	01/03/11	12
	12/23/10	01/04/11	12
	12/24/10	01/05/11	12

Slovak Republic	12/21/10	01/10/11	20
	12/22/10	01/11/11	20
	12/23/10	01/21/11	20

Country	Trade Date	Settlement Date	Number of Days to Settle
South Korea	09/16/10	09/24/10	8
	09/17/10	09/27/10	10
	09/20/10	09/28/10	8

Spain	03/29/10	04/06/10	8
	03/30/10	04/07/10	8
	03/31/10	04/08/10	8

Thailand	04/08/10	04/16/10	8
	04/09/10	04/16/10	10
	04/12/10	04/20/10	8

Turkey	11/11/10	11/22/10	11
	11/12/10	11/23/10	11

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.

TAXES

Regulated Investment Company Qualifications. Each Fund intends to continue to qualify for treatment as a separate RIC under Subchapter M of the IRC. To qualify for treatment as a RIC, each Fund must annually distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (i) at least 90% of each Fund’s annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly-traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains and other traditionally permitted mutual fund income); and (ii) at the close of each quarter of each Fund’s taxable year, (a) at least 50% of the market value of each Fund’s total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets may be invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, of two or more issuers of which 20% or more of the voting stock is held by the Fund and that are engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly-traded partnerships.

Although in general the passive loss rules of the IRC do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly-traded partnership. A Fund’s investments in partnerships, including in qualified publicly-traded partnerships, may result in a Fund being subject to state, local, or foreign income, franchise or withholding tax liabilities.

Taxation of RICs. As a RIC, a Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. A Fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. In such event, distributions to individuals should be eligible to be treated as qualified dividend income and distributions to corporate shareholders generally should be eligible for the dividends-received deduction. Although each Fund intends to distribute substantially all of its net investment income and its capital gains for each taxable year, each Fund will be subject to U.S. federal income taxation to the extent any such income or gains are not distributed. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. If a Fund fails to qualify as a RIC for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Fund had been liquidated) if it qualifies as a RIC in a subsequent year.

Excise Tax. A Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its capital gain net income for the 12 months ended October 31 of such year. For this purpose, however, any ordinary income or capital gain net income retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

Net Capital Loss Carryforwards. Net capital loss carryforwards may be applied against any net realized capital gains in each succeeding year, or until their respective expiration dates, whichever occurs first.

The following Funds had tax basis net capital loss carryforwards as of April 30, 2009, the tax year-end for the Funds listed:

Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
iShares Cohen & Steers Realty Majors Index Fund	$—	$—	$—	$—
iShares Dow Jones Select Dividend Index Fund	—	—	—	842,993
iShares Dow Jones International Select Dividend Index Fund	—	—	—	—
iShares Dow Jones Transportation Average Index Fund	—	—	—	2,986
iShares Dow Jones U.S. Index Fund	—	—	—	773,777
iShares Dow Jones U.S. Aerospace & Defense Index Fund	—	—	—	—
iShares Dow Jones U.S. Basic Materials Sector Index Fund	—	164,820	213,728	—
iShares Dow Jones U.S. Broker-Dealers Index Fund	—	—	—	—
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	335,628	786,981	439,017	331,603
iShares Dow Jones U.S. Consumer Services Sector Index Fund	—	—	413,714	590,495
iShares Dow Jones U.S. Energy Sector Index Fund	—	2,710,478	124,959	—

Fund	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total
iShares Cohen & Steers Realty Majors Index Fund	$—	$—	$—	$204,454,223	$204,454,223
iShares Dow Jones Select Dividend Index Fund	30,488,444	11,633,250	22,860,226	812,020,292	877,845,205
iShares Dow Jones International Select Dividend Index Fund	—	—	—	7,994,651	7,994,651
iShares Dow Jones Transportation Average Index Fund	1,535,209	781,024	—	10,444,516	12,763,735
iShares Dow Jones U.S. Index Fund	—	—	—	12,857,723	13,631,500
iShares Dow Jones U.S. Aerospace & Defense Index Fund	—	218,173	257,417	9,600,011	10,075,601
iShares Dow Jones U.S. Basic Materials Sector Index Fund	—	2,166,892	2,533,237	8,036,664	13,115,341
iShares Dow Jones U.S. Broker-Dealers Index Fund	—	203,587	7,089,008	31,804,022	39,096,617
iShares Dow Jones U.S. Consumer Goods Sector Index Fund	6,571,402	1,320,322	—	1,597,881	11,382,834
iShares Dow Jones U.S. Consumer Services Sector Index Fund	2,292,509	183,523	—	3,693,668	7,173,909
iShares Dow Jones U.S. Energy Sector Index Fund	—	712,195	—	17,026,947	20,574,579

Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
iShares Dow Jones U.S. Financial Sector Index Fund	$—	$—	$775,502	$—
iShares Dow Jones U.S. Financial Services Index Fund	—	—	458,579	—
iShares Dow Jones U.S. Healthcare Providers Index Fund	—	—	—	—
iShares Dow Jones U.S. Healthcare Sector Index Fund	—	—	799,884	—
iShares Dow Jones U.S. Home Construction Index Fund	—	—	—	—
iShares Dow Jones U.S. Industrial Sector Index Fund	96,542	1,969,600	—	3,141,753
iShares Dow Jones U.S. Insurance Index Fund	—	—	—	—
iShares Dow Jones U.S. Medical Devices Index Fund	—	—	—	—
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	—	—	—	—

Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	$—	$—	$—	$—
iShares Dow Jones U.S. Pharmaceuticals Index Fund	—	—	—	—
iShares Dow Jones U.S. Real Estate Index Fund	—	—	—	—
iShares Dow Jones U.S. Regional Banks Index Fund	—	—	—	—
iShares Dow Jones U.S. Technology Sector Index Fund	3,803,426	10,610,555	1,952,962	2,052,426
iShares Dow Jones U.S. Telecommunications Sector Index Fund	4,591,393	12,363,187	998,718	376,854

Fund	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total
iShares Dow Jones U.S. Financial Sector Index Fund	$—	$38,903	$2,428,708	$50,933,047	$54,176,160
iShares Dow Jones U.S. Financial Services Index Fund	—	—	1,046,051	40,231,342	41,735,972
iShares Dow Jones U.S. Healthcare Providers Index Fund	—	142,089	797,034	1,512,696	2,451,819
iShares Dow Jones U.S. Healthcare Sector Index Fund	519,297	3,188,912	2,321,632	1,325,798	8,155,523
iShares Dow Jones U.S. Home Construction Index Fund	—	—	4,410,404	24,583,851	28,994,255
iShares Dow Jones U.S. Industrial Sector Index Fund	—	230,285	—	276,129	5,714,309
iShares Dow Jones U.S. Insurance Index Fund	—	83,550	25,936	11,890,168	11,999,654
iShares Dow Jones U.S. Medical Devices Index Fund	—	42,150	610,958	6,007,659	6,660,767
iShares Dow Jones U.S. Oil & Gas Exploration & Production Index Fund	—	115,443	413,565	1,593,277	2,122,285
iShares Dow Jones U.S. Oil Equipment & Services Index Fund	—	64,599	715,492	2,017,307	2,797,398
iShares Dow Jones U.S. Pharmaceuticals Index Fund	—	50,522	818,343	89,576	958,441
iShares Dow Jones U.S. Real Estate Index Fund	—	—	5,932,275	11,480,734	17,413,009
iShares Dow Jones U.S. Regional Banks Index Fund	—	47,538	94,893	14,260,731	14,403,162
iShares Dow Jones U.S. Technology Sector Index Fund	3,556,590	5,706,797	4,320,339	10,350,313	42,353,408
iShares Dow Jones U.S. Telecommunications Sector Index Fund	—	3,799,540	—	37,556,483	59,686,175

Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total
iShares Dow Jones U.S. Utilities Sector Index Fund	$—	$3,329,447	$8,539,740	$1,702,578	$—	$4,406,966	$—	$345,393	$18,324,124
iShares FTSE/EPRA NAREIT Developed Asia Index Fund	—	—	—	—	—	—	—	157,999	157,999
iShares FTSE/EPRA NAREIT Developed Europe Index Fund	—	—	—	—	—	—	—	102,293	102,293
iShares FTSE/EPRA NAREIT Developed Real Estate ex-U.S. Index Fund	—	—	—	—	—	—	—	743,329	743,329
iShares FTSE/EPRA NAREIT North America Index Fund	—	—	—	—	—	—	—	25,690	25,690
iShares FTSE NAREIT Industrial/Office Capped Index Fund	—	—	—	—	—	—	30,573	10,926	41,499
iShares FTSE NAREIT Mortgage Plus Capped Index Fund	—	—	—	—	—	—	332,037	7,063,848	7,395,885
iShares FTSE NAREIT Real Estate 50 Index Fund	—	—	—	—	—	—	144,638	159,761	304,399
iShares FTSE NAREIT Residential Plus Capped Index Fund	—	—	—	—	—	—	—	90,614	90,614
iShares FTSE NAREIT Retail Capped Index Fund	—	—	—	—	—	—	17,540	62,856	80,396
iShares FTSE KLD 400 Social Index Fund	—	—	—	—	—	—	76,620	1,399,277	1,475,897
iShares FTSE KLD Select Social Index Fund	—	—	—	—	228,408	156,260	300,573	5,925,300	6,610,541
iShares Morningstar Large Core Index Fund	—	—	—	—	—	524,365	—	3,825,640	4,350,005
iShares Morningstar Large Growth Index Fund	—	—	—	54,115	754,949	3,087,927	881,226	27,706,178	32,484,395

Fund	Expiring 2010	Expiring 2011	Expiring 2012	Expiring 2013	Expiring 2014	Expiring 2015	Expiring 2016	Expiring 2017	Total
iShares Morningstar Large Value Index Fund	$—	$—	$—	$18,851	$35,116	$468,973	$672,390	$19,478,955	$20,674,285
iShares Morningstar Mid Core Index Fund	—	—	—	20,026	126,713	2,019,941	326,747	15,009,868	17,503,295
iShares Morningstar Mid Growth Index Fund	—	—	—	14,863	105,739	132,199	4,115,856	27,347,957	31,716,614
iShares Morningstar Mid Value Index Fund	—	—	—	9,742	204,827	558,361	704,710	9,919,905	11,397,545
iShares Morningstar Small Core Index Fund	—	—	—	—	—	3,008,842	—	8,450,337	11,459,179
iShares Morningstar Small Growth Index Fund	—	—	—	—	—	2,843,017	—	2,841,391	5,684,408
iShares Morningstar Small Value Index Fund	—	—	—	18,678	142,621	1,039,496	1,649,102	8,276,942	11,126,839

Taxation of U.S. Shareholders. Dividends and other distributions by a Fund are generally treated under the IRC as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided such dividend is actually paid by the Fund during January of the following calendar year.

Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income, subject to the discussion of qualified dividend income below.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in shares of the Fund, and as a capital gain thereafter (if the shareholder holds shares of the Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any security on the record date for any dividends payable with respect to such security, such dividends will be included in the Fund’s gross income not as of the date received but as of the later of (a) the date such security became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the security would not be entitled to receive the declared, but unpaid, dividends); or (b) the date the Fund acquired such security. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

In certain situations, a Fund may, for a taxable year, defer all or a portion of its capital losses and currency losses realized after October until the next taxable year in computing its investment company taxable income and net capital gain, which will defer the recognition of such realized losses. Such deferrals and other rules regarding gains and losses realized after October may affect the tax character of shareholder distributions.

Sales of Shares. Upon the sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in shares of the Fund. A redemption of shares by a Fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of a Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents shareholders from immediately deducting the sales charge by shifting their investments within a family of mutual funds.

Back-Up Withholding. In certain cases, a Fund will be required to withhold at the applicable withholding rate (currently 28%), and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (i) has failed to provide a correct taxpayer identification number; (ii) is subject to back-up withholding by the IRS; (iii) has failed to certify to a Fund that such shareholder is not subject to back-up withholding; or (iv) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). Back-up withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability.

Sections 351 and 362. The Trust, on behalf of each Fund, has the right to reject an order for a purchase of shares of the Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the IRC, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, the Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

Taxation of Certain Derivatives. A Fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the IRC (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon security, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a RIC.

A Fund’s investment in so-called “Section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most security indexes, are subject to special tax rules. All Section 1256 contracts held by a Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

As a result of entering into swap contracts, a Fund may make or receive periodic net payments. A Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). With respect to certain types of swaps, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or may elect under certain circumstances to mark such swaps to market annually for tax purposes as ordinary income or loss. The tax treatment of many types of credit default swaps is uncertain.

Qualified Dividend Income. Distributions by a Fund of investment company taxable income (including any short-term capital gains), whether received in cash or shares, will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 15% (0% for individuals in lower tax brackets) to the extent the Fund receives qualified dividend income on the securities it holds and the Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations (but generally not from U.S. REITs) and certain foreign corporations (e.g., foreign corporations that are not “passive foreign investment companies” and which are incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., or the stock of which is readily tradable on an established securities market in the U.S.). Under current IRS guidance, the United States has appropriate comprehensive income tax treaties with the following countries: Australia, Austria, Bangladesh, Barbados, Belgium, Canada, China, Cyprus, the Czech Republic, Denmark, Egypt, Estonia, Finland, France, Germany, Greece, Hungary, Iceland, India, Indonesia, Ireland, Israel, Italy, Jamaica, Japan, Kazakhstan, Latvia, Lithuania, Luxembourg, Mexico, Morocco, the Netherlands, New Zealand, Norway, Pakistan, the Philippines, Poland, Portugal, Romania, Russia, Slovak Republic, Slovenia, South Africa, South Korea, Spain, Sri Lanka, Sweden, Switzerland, Thailand, Trinidad and Tobago, Tunisia, Turkey, Ukraine, the United Kingdom and Venezuela. A dividend from a Fund will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for 61 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend or the Fund fails to satisfy those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder or, in the case of certain preferred stocks, the holding requirement of 91 days during the 181-day period beginning on the date that is 90 days before the date on which the stock becomes ex-dividend with respect to such dividend); (ii) the Fund or the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the IRC. Dividends received by a Fund from a REIT or another RIC may be treated as qualified dividend income only to the extent the dividend distributions are attributable to qualified dividend income received by such REIT or other RIC. It is expected that dividends received by a Fund from a REIT and distributed to a shareholder generally will be taxable to the shareholder as ordinary income. Absent further legislation, the maximum 15% rate on qualified dividend income will not apply to dividends received in taxable years beginning after December 31, 2010. Distributions by a Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of a Fund’s net capital gains will be taxable as long-term capital gains.

If you lend your Fund shares pursuant to securities lending arrangements you may lose the ability to use foreign tax credits passed through by the Fund or to treat Fund dividends (paid while the shares are held by the borrower) as tax-exempt income or as qualified dividends. Consult your financial intermediary or tax advisor. If you enter into a short sale with respect to shares of the Fund, substitute payments made to the lender of such shares may not be deductible. Consult your financial intermediary or tax advisor.

Excess Inclusion Income. Under current law, the Funds serve to block unrelated business taxable income from being realized by their tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder could realize unrelated business taxable income by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of IRC Section 514(b). Certain types of income received by a Fund from REITs, real estate mortgage investment conduits, taxable mortgage pools or other investments may cause the Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders, such excess inclusion income may (i) constitute taxable income, as “unrelated business taxable income” for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (ii) not be offset by otherwise allowable deductions for tax purposes; (iii) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (iv) cause the Fund to be subject to tax if certain “disqualified organizations” as defined by the IRC are Fund shareholders. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in IRC Section 664) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Investments. Under Section 988 of the IRC, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains (and losses) realized on debt instruments will be treated as Section 988 gain (or loss) to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gain or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless the Fund were to elect otherwise.

Each Fund, but in particular the Foreign Funds, may be subject to foreign income taxes withheld at the source. Each Fund, if permitted to do so, will elect to “pass through” to its investors the amount of foreign income taxes paid by the Fund provided that the Fund held the security on the dividend settlement date and for at least 15 additional days immediately before and/or thereafter, with the result that each investor with respect to shares of the Fund held for a minimum 16-day holding period at the time of deemed distribution will (i) include in gross income, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor’s pro rata share of the Fund’s foreign income taxes. A foreign person invested in a Fund in a year that the Fund elects to “pass through” its foreign taxes may be treated as receiving additional dividend income subject to U.S. withholding tax. A foreign tax credit may not exceed the investor’s U.S. federal income tax otherwise payable with respect to the investor’s foreign source income. For this purpose, shareholders must treat as foreign source gross income (i) their proportionate shares of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund that represents income derived from foreign sources; the Fund’s gain from the sale of securities will generally be treated as U.S.-source income. Certain limitations will be imposed to the extent to which the foreign tax credit may be claimed.

Passive Foreign Investment Companies. If a Fund purchases shares in “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

If a Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the IRC, in lieu of the foregoing requirements, the Fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, a Fund may make a mark-to-market election that would result in the Fund being treated as if it had sold and repurchased its PFIC stock at the end of each year. In such case, the Fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election must be made separately for each PFIC owned by the Fund and, once made, would be effective for all subsequent taxable years, unless revoked with the consent of the IRS. By making the election, the Fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

A Fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effects of these rules.

Reporting. If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Taxes. Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

Taxation of Non-U.S. Shareholders. Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to back-up withholding at the appropriate rate.

In general, U.S. federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

A distribution from a Fund to foreign shareholders who have held more than 5% of the Fund at any time during the one-year period ending on the date of distribution is treated as real property gain subject to 35% withholding tax and treated as income effectively connected to a U.S. trade or business with certain tax filing requirements applicable if such distribution is attributable to a distribution of real property gain received by the Fund from a REIT. Restrictions apply regarding wash sales and substitute payment transactions.

For taxable years beginning before January 1, 2010, properly-designated dividends are generally exempt from U.S. federal withholding tax where they (i) are paid in respect of a Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on its circumstances, a Fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if a Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Shares of a Fund held by a non-U.S. shareholder at death will be considered situated within the United States and subject to the U.S. estate tax for decedents dying after December 31, 2009.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the IRC, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.^

FINANCIAL STATEMENTS

Each Fund’s audited Financial Statements, including the Financial Highlights, appearing in the Annual Report to Shareholders and the report therein of PricewaterhouseCoopers LLP, an independent registered public accounting firm, are hereby incorporated by reference in this SAI. The applicable Annual Report to Shareholders is delivered with this SAI to shareholders requesting this SAI.

MISCELLANEOUS INFORMATION

Counsel. Willkie Farr & Gallagher LLP, located at 787 Seventh Avenue, New York, NY 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, located at Three Embarcadero Center, San Francisco, CA 94111, serves as the Trust’s independent registered public accounting firm, audits the Funds’ financial statements, and may perform other services.

Shareholder Communications to the Board. The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to iShares Board of Trustees, c/o BlackRock Institutional Trust Company, N.A.—Mutual Fund Administration, 400 Howard Street, San Francisco, CA 94105. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) the Fund(s) of which the shareholder owns share; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.

[IS-SAI-04-1209]

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